[EXECUTION COPY]
SECOND LIEN CREDIT AGREEMENT,
dated as of September 5, 2006,
among
HBI BRANDED APPAREL LIMITED, INC.,
as the Borrower,
HANESBRANDS INC.,
as the Company,
VARIOUS FINANCIAL INSTITUTIONS AND
OTHER PERSONS FROM TIME TO TIME
PARTY HERETO,
as the Lenders,
HSBC BANK USA, NATIONAL ASSOCIATION,
LASALLE BANK NATIONAL ASSOCIATION, and
BARCLAYS BANK PLC,
as the Co-Documentation Agents,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
and
MORGAN STANLEY SENIOR FUNDING, INC.,
as the Co-Syndication Agents,
CITICORP USA, INC.,
as the Administrative Agent,
and
CITIBANK, N.A., as the Collateral Agent.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
and
MORGAN STANLEY SENIOR FUNDING, INC.,
as the Joint Lead Arrangers and Joint Bookrunners
*Portions of this document have been omitted pursuant to a Confidential Treatment Request.

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-ii-

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SCHEDULE I	—	Disclosure Schedule
SCHEDULE II	—	Percentages; LIBOR Office; Domestic Office

EXHIBIT A	—	Form of Note
EXHIBIT B	—	Form of Borrowing Request
EXHIBIT C	—	Form of Continuation/Conversion Notice
EXHIBIT D	—	Form of Lender Assignment Agreement
EXHIBIT E	—	Form of Compliance Certificate
EXHIBIT F	—	Form of Guaranty
EXHIBIT G	—	Form of Pledge and Security Agreement
EXHIBIT H	—	Form of Intercreditor Agreement
EXHIBIT I	—	Form of Closing Date Certificate

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SECOND LIEN CREDIT AGREEMENT
     THIS SECOND LIEN CREDIT AGREEMENT, dated as of September 5, 2006, is among HBI BRANDED APPAREL LIMITED, INC., a Delaware corporation (the “Borrower”), HANESBRANDS INC., a Maryland corporation (the “Company”), the various financial institutions and other Persons from time to time party hereto (the “Lenders”), HSBC BANK USA, NATIONAL ASSOCIATION, LASALLE BANK NATIONAL ASSOCIATION and BARCLAYS BANK PLC, as the co-documentation agents (in such capacities, the “Documentation Agents”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (“Merrill Lynch”) and MORGAN STANLEY SENIOR FUNDING, INC. (“Morgan Stanley”), as the co-syndication agents (in such capacities, the “Syndication Agents”), CITICORP USA, INC., as the administrative agent (in such capacity, the “Administrative Agent”), CITIBANK, N.A., as the collateral agent (in such capacity, the “Collateral Agent”), and MERRILL LYNCH and MORGAN STANLEY, as the joint lead arrangers and joint bookrunners (in such capacities, the “Lead Arrangers”).
W I T N E S S E T H:
     WHEREAS, Sara Lee Corporation, a Maryland corporation (“Sara Lee”) intends, among other things, to (i) transfer all the assets and certain associated liabilities it attributes to its branded apparel Americas/Asia business (the “Contributed Business”) to the Company, (ii) sell certain trademarks and other intellectual property related to the Contributed Business (the “IP Purchase”, with such trademarks and other intellectual property being herein collectively referred to as the “HBI IP”) to the Borrower, and (iii) distribute 100% of the Company’s common stock to Sara Lee’s stockholders (the transfer of the Contributed Business and such distribution being herein called the “Spin-Off”), pursuant to which, among other things, (A) Sara Lee’s common stockholders will receive, on a pro rata basis, a dividend of all of the issued and outstanding shares of common stock of the Company and (B) concurrently with the consummation of the Spin-Off and the IP Purchase, Sara Lee will receive a cash dividend from the Company in the approximate amount of $2,400,000,000 (the “Dividend”);
     WHEREAS, for purposes of consummating the Spin-Off, the Dividend and the IP Purchase, the Borrower and the Company intend to utilize the proceeds from (i) the Loans, (ii) senior secured first lien loans in an aggregate principal amount of $2,150,000,000 (the “First Lien Loans”) and (iii)(A) senior unsecured notes issued by the Company (the “Senior Notes”) and/or (B) unsecured increasing rate loans (the “Bridge Loans”) collectively resulting in aggregate gross proceeds of $500,000,000; and
     WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to extend the Commitments and make Loans;
     NOW, THEREFORE, the parties hereto agree as follows.

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS
     SECTION 1.1 Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
     “Acquired Permitted Capital Expenditure Amount” is defined in clause (a) of Section 7.2.7.
     “Administrative Agent” is defined in the preamble and includes each other Person appointed as the successor Administrative Agent pursuant to Section 9.4.
     “Affected Lender” is defined in Section 4.11.
     “Affiliate” of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. “Control” of a Person means the power, directly or indirectly, (i) to vote 10% or more of the Capital Securities (on a fully diluted basis) of such Person having ordinary voting power for the election of directors, managing members or general partners (as applicable), or (ii) to direct or cause the direction of the management and policies of such Person (whether by contract or otherwise).
     “Agents” means, as the context may require, the Administrative Agent and the Collateral Agent, collectively, or either of them individually.
     “Agreement” means, on any date, this Second Lien Credit Agreement as originally in effect on the Closing Date and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified from time to time and in effect on such date.
     “Alternate Base Rate” means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum (rounded upward, if necessary, to the next highest 1/16 of 1%) equal to the higher of (i) the Base Rate in effect on such day, and (ii) the Federal Funds Rate in effect on such day plus 1/2 of 1%. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate; provided that, the failure to give such notice shall not affect the Alternate Base Rate in effect after such change.
     “Applicable Margin” means in the case of Loans maintained as (a) LIBO Rate Loans, a percentage per annum equal to 3.75% and (b) Base Rate Loans, a percentage per annum equal to 2.75%.
     “Applicable Percentage” means, at any time of determination, (i) with respect to a mandatory prepayment in respect of Net Equity Proceeds pursuant to clause (c) of Section 3.1.1, (A) 50.0%, if the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Company to the Administrative Agent was greater than or equal to 3.75:1, (B) 25.0%, if the Leverage Ratio set forth in such Compliance Certificate was less than 3.75:1 but greater than or equal to 3.00:1, and (C) 0%, if the Leverage Ratio set forth in such Compliance Certificate was less than 3.00:1, and (ii) with respect to a mandatory prepayment in respect of Excess Cash Flow pursuant to clause (e) of Section 3.1.1, (A) 50.0%, if the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Company to the Administrative Agent was greater than or equal to 3.75:1, (B) 25.0%, if the Leverage Ratio set forth in such Compliance Certificate was less than 3.75:1 but greater than or equal to 3.00:1, and (C) 0%, if the Leverage Ratio set forth in such Compliance Certificate was less than 3.00:1.
     “Approved Foreign Bank” is defined in the definition of “Cash Equivalent Investment”.
     “Approved Fund” means any Person (other than a natural Person) that (i) is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course, and (ii) is administered or managed by a Lender, an Affiliate of a Lender or a Person or an Affiliate of a Person that administers or manages a Lender.
     “Authorized Officer” means, relative to any Obligor, the chief executive officer, president, chief financial officer, treasurer, assistant treasurer, secretary, assistant secretary and those of its other officers, general partners or managing members (as applicable), in each case whose signatures and incumbency shall have been certified to the Agents and the Lenders pursuant to Section 5.1.1.
     “Base Rate” means, at any time, the rate published in the Wall Street Journal as the “prime rate"(or equivalent) at such time.
     “Base Rate Loan” means a Loan denominated in Dollars bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.
     “Borrower” is defined in the preamble.
     “Borrowing” means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders required to make such Loans on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.2.
     “Borrowing Request” means a Loan request and certificate duly executed by an Authorized Officer of the Borrower substantially in the form of Exhibit B hereto.
     “Branded Apparel Business” means, collectively, the HBI IP and the Contributed Business.
     “Bridge Loan Administrative Agent” means the “Administrative Agent” pursuant to, and as defined in, the Bridge Loan Documents, and any successor thereto.
     “Bridge Loan Credit Agreement” means the Bridge Loan Credit Agreement, dated as of the Closing Date, among the Company, the lenders from time to time party thereto and the Bridge Loan Administrative Agent, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with this Agreement.

     “Bridge Loan Documents” means the Bridge Loan Credit Agreement and the related guarantees, notes and other agreements and instruments entered into in connection with the Bridge Loan Credit Agreement, in each case as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with this Agreement.
     “Bridge Loans” is defined in the second recital.
     “Business Day” means (i) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York and (ii) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day which is a Business Day described in clause (i) above and on which dealings are carried on in the London interbank eurodollar market.
     “CapEx Pull Forward Amount” is defined in clause (b) of Section 7.2.7.
     “Capital Expenditures” means, for any period, the aggregate amount of (i) all expenditures of the Company and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures and (ii) Capitalized Lease Liabilities incurred by the Company and its Subsidiaries during such period; provided that Capital Expenditures shall not include any such expenditures which constitute any of the following, without duplication: (a) a Permitted Acquisition, (b) to the extent permitted by this Agreement, capital expenditures consisting of Net Disposition Proceeds or Net Casualty Proceeds not otherwise required to be used to repay the Loans, (c) capital expenditures made utilizing Excluded Equity Proceeds, (d) imputed interest capitalized during such period incurred in connection with Capitalized Lease Liabilities not paid or payable in cash and (e) any capital expenditure made in connection with the Transaction as a result of the Company or any Subsidiary buying assets from Sara Lee. For the avoidance of doubt (x) to the extent that any item is classified under clause (i) of this definition and later classified under clause (ii) of this definition or could be classified under either clause, it will only be required to be counted once for purposes hereunder and (y) in the event the Company or any Subsidiary owns an asset that was not used and is now being reused, no portion of the unused asset shall be considered Capital Expenditures hereunder; provided that any expenditure necessary in order to permit such asset to be reused shall be included as a Capital Expenditure during the period that such expenditure actually is made.
     “Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the Closing Date.
     “Capitalized Lease Liabilities” means, with respect to any Person, all monetary obligations of such Person and its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, should be classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

     “Cash Equivalent Investment” means, at any time:
     (a) any direct obligation of (or unconditionally guaranteed by) the United States or a State thereof (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States or a State thereof) maturing not more than one year after such time;
     (b) commercial paper maturing not more than 270 days from the date of issue, which is issued by (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any State of the United States or of the District of Columbia and rated A-1 or higher by S&P or P-1 or higher by Moody’s, or (ii) any Lender (or its holding company);
     (c) any certificate of deposit, time deposit or bankers acceptance, maturing not more than one year after its date of issuance, which is issued by either (i) any bank organized under the laws of the United States (or any State thereof) and which has (A) a credit rating of A2 or higher from Moody’s or A or higher from S&P and (B) a combined capital and surplus greater than $500,000,000, or (ii) any Lender;
     (d) any repurchase agreement having a term of 30 days or less entered into with any Lender or any commercial banking institution satisfying the criteria set forth in clause (c)(i) which (i) is secured by a fully perfected security interest in any obligation of the type described in clause (a), and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder;
     (e) with respect to any Foreign Subsidiary, non-Dollar denominated (i) certificates of deposit of, bankers acceptances of, or time deposits with, any commercial bank which is organized and existing under the laws of the country in which such Person maintains its chief executive office or principal place of business or is organized provided such country is a member of the Organization for Economic Cooperation and Development, and which has a short-term commercial paper rating from S&P of at least “A-1” or the equivalent thereof or from Moody’s of at least “P-1” or the equivalent thereof (any such bank being an “Approved Foreign Bank”) and maturing within one year of the date of acquisition and (ii) equivalents of demand deposit accounts which are maintained with an Approved Foreign Bank; or
     (f) readily marketable obligations issued or directly and fully guaranteed or insured by the government or any agency or instrumentality of any member nation of the European Union whose legal tender is the Euro and which are denominated in Euros or any other foreign currency comparable in credit quality and tenor to those referred to above and customarily used by corporations for cash management purposes in any jurisdiction outside the United States to the extent reasonably required in connection with any business conducted by any Foreign Subsidiary organized in such jurisdiction, having (i) one of the three highest ratings from either Moody’s or S&P and (ii) maturities of not more than one year from the date of acquisition thereof; provided that the full faith and credit of any such member nation of the European Union is pledged in support thereof.

     “Cash Restructuring Charges” is defined in the definition of “EBITDA.”
     “Cash Spin-Off Charges” is defined in the definition of “EBITDA.”
     “Casualty Event” means the damage, destruction or condemnation, as the case may be, of property of any Person or any of its Subsidiaries.
     “CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.
     “CERCLIS” means the Comprehensive Environmental Response Compensation Liability Information System List.
     “Change in Control” means
     (a) any person or group (within the meaning of Sections 13(d) and 14(d) under the Exchange Act) shall become the ultimate “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of Capital Securities representing more than 35% of the Capital Securities of the Company on a fully diluted basis;
     (b) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election to such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or
     (c) the occurrence of any “Change of Control” (or similar term) under (and as defined in) any First Lien Loan Document, Bridge Loan Document or Senior Note Document.
     “Citibank” means, as the context may require, Citicorp USA and CitiNA, collectively, or either of them, individually.
     “Citicorp USA” means Citicorp USA, Inc., in its individual capacity, and any successor thereto by merger, consolidation or otherwise.
     “CitiNA” means Citibank, N.A., in its individual capacity, and any successor thereto by merger, consolidation or otherwise.
     “Closing Date Certificate” means the closing date certificate executed and delivered by an Authorized Officer of the Borrower and the Company substantially in the form of Exhibit I hereto.
     “Closing Date” means the date of the making of the Loans hereunder.

     “Code” means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.
     “Collateral Agent” is defined in the preamble and includes each other Person appointed as successor Collateral Agent pursuant to Section 9.4.
     “Commitment” means, relative to any Lender, such Lender’s obligation to make Loans pursuant to Section 2.1.1.
     “Commitment Amount” means, on any date, $450,000,000.
     “Commitment Termination Date” means the earliest of
     (a) October 15, 2006 (if the Loans have not been made on or prior to such date); and
     (b) the Closing Date (immediately after the making of the Loans on such date).
     Upon the occurrence of any event described above, the Commitments shall automatically terminate without any further action by any party hereto.
     “Communications” is defined in clause (a) of Section 9.11.
     “Company” is defined in the preamble.
     “Compliance Certificate” means a certificate duly completed and executed by an Authorized Officer of the Company, substantially in the form of Exhibit E hereto.
     “Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Securities of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation with respect thereto) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.
     “Continuation/Conversion Notice” means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.
     “Contributed Business” is defined in the first recital.
     “Controlled Group” means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.
     “Copyright Security Agreement” means any Copyright Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit C to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.
     “Default” means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.
     “Defaulting Lender” means any Lender that (i) refuses (which refusal has not been retracted prior to an Eligible Assignee agreeing to replace such Lender as a “Lender” hereunder) or has failed to make available its portion of any Borrowing or (ii) has notified in writing the Borrower or the Administrative Agent that such Lender does not intend to comply with its obligations under Section 2.1.
     “Disclosure Schedule” means the Disclosure Schedule attached hereto as Schedule I, as it may be amended, supplemented, amended and restated or otherwise modified from time to time by the Borrower with the written consent of, in the case of non-material modification, the Administrative Agent and, in the case of material modifications the Required Lenders.
     “Disposition” (or similar words such as “Dispose”) means any sale, transfer, lease (as lessor), contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of the Company’s or its Subsidiaries’ assets (including accounts receivable and Capital Securities of Subsidiaries) to any other Person in a single transaction or series of transactions other than (i) to another Obligor, (ii) by a Foreign Subsidiary to any other Foreign Subsidiary or (iii) by a Receivables Subsidiary to any other Person.
     “Dividend” is defined in the first recital.
     “Documentation Agents” is defined in the preamble.
     “Dollar” and the sign “$” mean lawful money of the United States.
     “Domestic Office” means the office of a Lender designated as its “Domestic Office” on Schedule II hereto or in a Lender Assignment Agreement, or such other office within the United States as may be designated from time to time by notice from such Lender to the Administrative Agent and the Borrower.
     “EBITDA” means, for any applicable period, the sum of
     (a) Net Income, plus
     (b) to the extent deducted in determining Net Income, the sum of (i) amounts attributable to amortization (including amortization of goodwill and other intangible assets), (ii) Federal, state, local and foreign income withholding, franchise, state single business unitary and similar Tax expense, (iii) Interest Expense, (iv) depreciation of assets, (v) all non-cash charges, including all non-cash charges associated with announced restructurings, whether announced previously or in the future (such non-cash restructuring charges being “Non-Cash Restructuring Charges”), (vi) net cash charges associated with or related to any contemplated restructurings (such cost restructuring charges being “Cash Restructuring Charges”) in an aggregate amount not to exceed, in any Fiscal Year, the Permitted Cash Restructuring Charge Amount for such Fiscal Year, (vii) net cash restructuring charges associated with or related to the Spin-Off (such cost restructuring charges being “Cash Spin-Off Charges”) in an aggregate amount not to exceed, in any Fiscal Year, the Permitted Cash Spin-Off Charge Amount for such Fiscal Year, (viii) all amounts in respect of extraordinary losses, (ix) non-cash compensation expense, or other non-cash expenses or charges, arising from the sale of stock, the granting of stock options, the granting of stock appreciation rights and similar arrangements (including any repricing, amendment, modification, substitution or change of any such stock, stock option, stock appreciation rights or similar arrangements), (x) any financial advisory fees, accounting fees, legal fees and other similar advisory and consulting fees, cash charges in respect of strategic market reviews, management bonuses and early retirement of Indebtedness, and related out-of-pocket expenses incurred by the Company or any of its Subsidiaries as a result of the Transaction, including fees and expenses in connection with the issuance, redemption or exchange of the Bridge Loans, all determined in accordance with GAAP, (xi) non-cash or unrealized losses on agreements with respect to Hedging Obligations and (xii) to the extent non-recurring and not capitalized, any financial advisory fees, accounting fees, legal fees and similar advisory and consulting fees and related costs and expenses of the Company and its Subsidiaries incurred as a result of Permitted Acquisitions, Investments, Dispositions permitted hereunder and the issuance of Capital Securities or Indebtedness permitted hereunder, all determined in accordance with GAAP and in each case eliminating any increase or decrease in income resulting from non-cash accounting adjustments made in connection with the related Permitted Acquisition or Dispositions, (xiii) to the extent the related loss in not added back pursuant to clause (c), all proceeds of business interruption insurance policies, (xiv) expenses incurred by the Company or any Subsidiary to the extent reimbursed in cash by a third party, and (xv) extraordinary, unusual or non-recurring cash charges not to exceed $10,000,000 in any Fiscal Year, minus
     (c) to the extent included in determining such Net Income, the sum of (i) all amounts in respect of extraordinary gains or extraordinary losses, (ii) non-cash gains on agreements with respect to Hedging Obligations, (iii) reversals (in whole or in part) of any restructuring charges previously treated as Non-Cash Restructuring Charges in any prior period and (iv) non-cash items increasing such Net Income for such period, other than (A) the accrual of revenue consistent with past practice and (B) the reversal in such period of an accrual of, or cash reserve for, cash expenses in a prior period, to the extent such accrual or reserve did not increase EBITDA in a prior period.
     “Eligible Assignee” means (i) a Lender, (ii) an Affiliate of a Lender, (iii) an Approved Fund or (iv) any other Person (other than an Ineligible Assignee).
     “Environmental Laws” means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and legally binding guidelines (including consent decrees and administrative orders) relating to protection of public health and safety from environmental hazards and protection of the environment.
     “Equity Equivalents” means with respect to any Person any rights, warrants, options, convertible securities, exchangeable securities, indebtedness or other rights, in each case exercisable for or convertible or exchangeable into, directly or indirectly, Capital Securities of such Person or securities exercisable for or convertible or exchangeable into Capital Securities of such Person, whether at the time of issuance or upon the passage of time or the occurrence of some future event.
     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to Sections of ERISA also refer to any successor Sections thereto.
     “European TM SPV” means Playtex Bath LLC, a Delaware limited liability company.
     “Event of Default” is defined in Section 8.1.
     “Excess Cash Flow” means, for any Fiscal Year, the excess (if any), of
     (a) EBITDA for such Fiscal Year
     minus
     (b) the sum (for such Fiscal Year) of (i) Interest Expense actually paid in cash by the Company and its Subsidiaries, (ii) scheduled principal repayments with respect to the permanent reduction of Indebtedness, to the extent actually made and permitted to be made hereunder, (iii) all Federal, state, local and foreign income withholding, franchise, state single business unitary and similar Taxes actually paid in cash or payable (only to the extent related to Taxes associated with such Fiscal Year) by the Company and its Subsidiaries, (iv) Capital Expenditures to the extent (x) actually made by the Company and its Subsidiaries in such Fiscal Year or (y) committed to be made by the Company and its Subsidiaries and that are permitted to be carried forward to the next succeeding Fiscal Year pursuant to Section 7.2.7; provided that the amounts deducted from Excess Cash Flow pursuant to preceding clause (y) shall not thereafter be deducted in the determination of Excess Cash Flow for the Fiscal Year during which such payments were actually made, (v) the portion of the purchase price paid in cash with respect to Permitted Acquisitions to the extent such Permitted Acquisition was made in connection with the Company’s offshore migration of its supply chain, (vi) cash Investments permitted to be made in Foreign Supply Chain Entities, (vii) to the extent permitted to be included in the calculation of EBITDA for such Fiscal Year, the amount of Cash Restructuring Charges and Cash Spin-Off Charges actually so included in such calculation and (viii) without duplication to any amounts deducted in preceding clauses (i) through (vii), all items added back to EBITDA pursuant to clause (b) of the definition thereof that represent amounts actually paid in cash.
     “Exemption Certificate” is defined in clause (e) of Section 4.6.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Excluded Contracts” means the intellectual property rights, licenses, leases and other agreements set forth in Item 1.2 of the Disclosure Schedule.
     “Excluded Equity Proceeds Amount” means with respect to the sale or issuance of Capital Securities of the Company, an amount equal to the proceeds (net of all fees, commissions, disbursements, costs and expenses incurred in connection therewith) thereof which are utilized for Capital Expenditures or Permitted Acquisitions less the amount of such proceeds which have been previously used for such purposes.
     “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to (i) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or (ii) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.
     “Fee Letter” means the confidential letter, dated July 24, 2006, among Merrill Lynch Capital Corporation, Morgan Stanley and the Company.
     “Filing Agent” is defined in Section 5.1.11.
     “Filing Statements” is defined in Section 5.1.11.
     “First Lien Administrative Agent” means the “Administrative Agent” pursuant to, and as defined in, the First Lien Loan Documents, and any successor thereto.
     “First Lien Collateral Agent” means the “Collateral Agent” pursuant to, and as defined in, the First Lien Loan Documents, and any successor thereto.
     “First Lien Credit Agreement” means the First Lien Credit Agreement, dated as of the Closing Date, among the Company, the lenders from time to time party thereto, the First Lien Collateral Agent, the First Lien Administrative Agent and the various other agents and lead arrangers party thereto, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with this Agreement.
     “First Lien Loan Documents” means the First Lien Credit Agreement and the related guarantees, pledge agreements, security agreements, mortgages, notes and other agreements and instruments entered into in connection with the First Lien Credit Agreement, in each case as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with this Agreement.
     “First Lien Loans” is defined in the second recital.

     “First Lien Obligations” means “Obligations” as defined in the First Lien Credit Agreement.
     “First Lien Termination Date” means the “Termination Date” as defined in the First Lien Credit Agreement.
     “Fiscal Quarter” means a quarter ending on the Saturday nearest to the last day of March, June, September or December.
     “Fiscal Year” means any period of fifty-two or fifty-three consecutive calendar weeks ending on the Saturday nearest to the last day of June; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the “2006 Fiscal Year”) refer to the Fiscal Year ending on the Saturday nearest to the last day of June of such calendar year; provided that in the event that the Company gives notice to the Administrative Agent that it intends to change its Fiscal Year, Fiscal Year will mean any period of fifty-two or fifty-three consecutive calendar weeks or twelve consecutive calendar months ending on the date set forth in such notice.
     “Foreign Pledge Agreement” means any supplemental pledge agreement governed by the laws of a jurisdiction other than the United States or a State thereof executed and delivered by the Company or any of its Subsidiaries pursuant to the terms of this Agreement, in form and substance reasonably satisfactory to the Lead Arrangers, as necessary under the laws of organization or incorporation of a Foreign Subsidiary to further protect or perfect the Lien on and security interest in any Capital Securities issued by such Foreign Subsidiary constituting Collateral (as defined in the Security Agreement).
     “Foreign Subsidiary” means any Subsidiary that is not a U.S. Subsidiary or a Receivables Subsidiary.
     “Foreign Supply Chain Entity” means (i) a Person listed on Item 1.1 of the Disclosure Schedule and (ii) any other Person (a) that is not organized or incorporated under the laws of the United States, (b) the Capital Securities of which are owned by the Company or any of its Subsidiaries and another Person who is not the Company or any Subsidiary (other than a third party represented by any director’s qualifying shares or investments by foreign nationals mandated by applicable laws), (c) that is created in connection with the Company’s offshore migration of its supply chain and (d) any Investments in such Person are to be made pursuant to clause (e) of Section 7.2.5 or clause (f) of Section 7.2.2; provided that the Company may, upon notice to the Administrative Agent, redesignate any Person who was, before such redesignation, a Foreign Supply Chain Entity as a Foreign Subsidiary and at such time such Foreign Supply Chain Entity will be treated as a Foreign Subsidiary for all purposes hereunder.
     “F.R.S. Board” means the Board of Governors of the Federal Reserve System or any successor thereto.
     “GAAP” is defined in Section 1.4.
     “Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
     “Guaranty” means the guaranty executed and delivered by an Authorized Officer of the Company and each U.S. Subsidiary (other than the Borrower) pursuant to the terms of this Agreement, substantially in the form of Exhibit F hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.
     “Hazardous Material” means (i) any “hazardous substance”, as defined by CERCLA, (ii) any “hazardous waste”, as defined by the Resource Conservation and Recovery Act, as amended, or (iii) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including any petroleum product) within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended.
     “HBI IP” is defined in the first recital.
     “Hedging Obligations” means, with respect to any Person, all liabilities of such Person under foreign exchange contracts, commodity hedging agreements, currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates, currency exchange rates or commodity prices.
     “herein”, “hereof”, “hereto”, “hereunder” and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document.
     “Impermissible Qualification” means any qualification or exception to the opinion or certification of any independent public accountant as to any financial statement of the Company (i) which is of a “going concern” or similar nature, (ii) which relates to the limited scope in any material respect of examination of matters relevant to such financial statement, or (iii) which relates to the treatment or classification of any item in such financial statement (excluding treatment or classification changes which are the result of changes in GAAP or the interpretation of GAAP) and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Company to be in Default.
     “including” and “include” means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.
     “Indebtedness” of any Person means, (i) all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (ii) all monetary obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances issued for the account of such Person, (iii) all Capitalized Lease Liabilities of such Person, (iv) for purposes of

Section 8.1.5 only, net Hedging Obligations of such Person, (v) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable and accrued expenses in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person), (vi) indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse (provided that in the event such indebtedness is limited in recourse solely to the property subject to such Lien, for the purposes of this Agreement the amount of such indebtedness shall not exceed the greater of the book value or the fair market value (as determined in good faith by the Borrower’s board of directors) of the property subject to such Lien), (vii) monetary obligations arising under Synthetic Leases, (viii) the full outstanding balance of trade receivables, notes or other instruments sold with full recourse (and the portion thereof subject to potential recourse, if sold with limited recourse), other than in any such case any thereof sold solely for purposes of collection of delinquent accounts and other than in connection with any Permitted Securitization, (ix) all obligations (other than intercompany obligations) of such Person pursuant to any Permitted Securitization (other than Standard Securitization Undertakings), and (x) all Contingent Liabilities of such Person in respect of any of the foregoing. The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefore as a result of such Person’s ownership interest in or other relationship with such Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefore.
     “Indemnified Liabilities” is defined in Section 10.4.
     “Indemnified Parties” is defined in Section 10.4.
     “Ineligible Assignee” means a natural Person, the Company, any Affiliate of the Borrower or any other Person taking direction from, or working in concert with, the Borrower or any of the Borrower’s Affiliates.
     “Information” is defined in Section 10.18.
     “Interco Subordination Agreement” means a Subordination Agreement, in form and substance satisfactory to the Lead Arrangers, executed and delivered by two or more Obligors pursuant to the terms of this Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.
     “Intercreditor Agreement” means the Intercreditor Agreement, dated as of the Closing Date, executed and delivered by each Person party thereto, substantially in the form of Exhibit H hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     “Interest Coverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of:
     (a) EBITDA (for all such Fiscal Quarters)
     to
     (b) the sum (for all such Fiscal Quarters) of Interest Expense;
provided that, for purposes of calculating (i) Interest Expense with respect to the calculation of the Interest Coverage Ratio with respect to the four consecutive Fiscal Quarter period ending (A) nearest to December 31, 2006, Interest Expense shall be actual Interest Expense for the Fiscal Quarter ending nearest to December 31, 2006 multiplied by four, (B) nearest to March 31, 2007, Interest Expense shall be actual Interest Expense for the two Fiscal Quarter period ending nearest to March 31, 2007 multiplied by two, and (C) nearest to June 30, 2007, Interest Expense shall be actual Interest Expense for the three Fiscal Quarter period ending nearest to June 30, 2007 multiplied by one and one-third and (ii) EBITDA with respect to the calculation of the Interest Coverage such calculation shall be made in accordance with the proviso to the definition of “Leverage Ratio.”
     “Interest Expense” means, for any applicable period, the aggregate interest expense (both, without duplication, when accrued or paid and net of interest income paid during such period to the Company and its Subsidiaries) of the Company and its Subsidiaries for such applicable period, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense.
     “Interest Period” means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Sections 2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months and, if available to all Lenders, one or two weeks or 9 or 12 months thereafter (or, if any such month has no numerically corresponding day, on the last Business Day of such month), as the Borrower may select in its relevant notice pursuant to Sections 2.3 or 2.4; provided that,
     (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than twelve different dates; and
     (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day).
     “Investment” means, relative to any Person, (i) any loan, advance or extension of credit made by such Person to any other Person, including the purchase by such Person of any bonds, notes, debentures or other debt securities of any other Person, and (ii) any Capital Securities held by such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.
     “IP Purchase” is defined in the first recital.
     “Lead Arrangers” is defined in the preamble.
     “Lender Assignment Agreement” means an assignment agreement substantially in the form of Exhibit D hereto.
     “Lenders” is defined in the preamble.
     “Lender’s Environmental Liability” means any and all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys’ fees at trial and appellate levels and experts’ fees and disbursements and expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against the Administrative Agent or any Lender or any of such Person’s Affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from:
     (a) any Hazardous Material on, in, under or affecting all or any portion of any property of the Company or any of its Subsidiaries, the groundwater thereunder, or any surrounding areas thereof to the extent caused by Releases from the Company’s or any of its Subsidiaries’ or any of their respective predecessors’ properties;
     (b) any misrepresentation, inaccuracy or breach of any warranty, contained or referred to in Section 6.12;
     (c) any violation or claim of violation by the Company or any of its Subsidiaries of any Environmental Laws; or
     (d) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, release or threatened release of Hazardous Material by the Company or any of its Subsidiaries, or in connection with any property owned or formerly owned by the Company or any of its Subsidiaries.
     “Leverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio of
     (a) Total Debt outstanding on the last day of such Fiscal Quarter to
     (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters;

provided that, for purposes of calculating the Leverage Ratio with respect to the four consecutive Fiscal Quarter period ending (i) nearest to December 31, 2006, EBITDA shall be actual EBITDA for the Fiscal Quarter ending nearest to December 31, 2006 multiplied by four; (ii) nearest to March 31, 2007, EBITDA shall be actual EBITDA for the two Fiscal Quarter period ending nearest to March 31, 2007 multiplied by two; and (iii) nearest to June 30, 2007, EBITDA shall be actual EBITDA for the three Fiscal Quarter period ending nearest to June 30, 2007 multiplied by one and one-third.
     “LIBO Rate” means, relative to any Interest Period, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to the Administrative Agent’s LIBOR Office in the London interbank market as at or about 11:00 a.m. London, England time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of the Administrative Agent’s LIBO Rate Loan and for a period approximately equal to such Interest Period.
     “LIBO Rate Loan” means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).
     “LIBO Rate (Reserve Adjusted)” means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

LIBO Rate	=	LIBO Rate

(Reserve Adjusted)		1.00 - LIBOR Reserve Percentage
The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect, and the applicable rates furnished to and received by the Administrative Agent, two Business Days before the first day of such Interest Period.
     “LIBOR Office” means the office of a Lender designated as its “LIBOR Office” on Schedule II hereto or in a Lender Assignment Agreement, or such other office designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining the LIBO Rate Loans of such Lender.
     “LIBOR Reserve Percentage” means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of or including “Eurocurrency Liabilities”, as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.
     “Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever.
     “Loan Documents” means, collectively, this Agreement, the Notes, the Fee Letter, the Intercreditor Agreement, the Security Agreement, each Mortgage, each Foreign Pledge Agreement, each other agreement pursuant to which the Collateral Agent is granted by the Company or its Subsidiaries a Lien to secure the Obligations, the Guaranty and each other agreement, certificate, document or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein.
     “Loans” is defined in Section 2.1.1.
     “Material Adverse Effect” means a material adverse effect on (i) the business, financial condition, operations, performance, or assets of the Company or the Company and its Subsidiaries (other than a Receivables Subsidiary) taken as a whole, (ii) the rights and remedies of any Secured Party under any Loan Document or (iii) the ability of any Obligor to perform when due its Obligations under any Loan Document.
     “Merrill Lynch” is defined in the preamble and includes any successor Person thereto by merger, consolidation or otherwise.
     “Moody’s” means Moody’s Investors Service, Inc. and its successors.
     “Morgan Stanley” is defined in the preamble and includes any successor Person thereto by merger, consolidation or otherwise.
     “Mortgage” means each mortgage, deed of trust or agreement executed and delivered by any Obligor in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the requirements of this Agreement in form and substance reasonably satisfactory to the Lead Arrangers, under which a Lien is granted on such real property and fixtures described therein, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.
     “Mortgaged Property” means each parcel of real property owned by an Obligor in the United States on the Closing Date with a fair market value (as determined by the Company in good faith) in excess of $2,000,000 on the Closing Date.
     “Net Casualty Proceeds” means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by the Company or any of its U.S. Subsidiaries in connection with such Casualty Event (net of all collection or similar expenses related thereto), but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a first priority Lien permitted by clause (d) of Section 7.2.3 on the property which is the subject of such Casualty Event.

     “Net Debt Proceeds” means, with respect to the sale or issuance by the Company or any of its U.S. Subsidiaries (other than a Receivables Subsidiary) of any Indebtedness to any other Person after the Closing Date pursuant to clause (b)(ii) of Section 7.2.2 or which is not expressly permitted by Section 7.2.2, the excess of (i) the gross cash proceeds actually received by such Person from such sale or issuance, over (ii) all arranging or underwriting discounts, fees, costs, expenses and commissions, and all legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and other closing costs and expenses actually incurred in connection with such sale or issuance other than any such fees, discounts, commissions or disbursements paid to Affiliates of the Borrower or any such Subsidiary in connection therewith.
     “Net Disposition Proceeds” means the gross cash proceeds received by the Company or its U.S. Subsidiaries from any Disposition pursuant to clauses (j) (l), (m) or (n) of Section 7.2.11 or Section 7.2.15 and any cash payment received in respect of promissory notes or other non-cash consideration delivered to the Company or its U.S. Subsidiaries in respect thereof, minus the sum of (i) all legal, investment banking, brokerage, accounting and other professional fees, costs, sales commissions and expenses and other closing costs, fees and expenses incurred in connection with such Disposition, (ii) all taxes actually paid or estimated by the Company to be payable in cash in connection with such Disposition, (iii) payments made by the Company or its Subsidiaries to retire Indebtedness (other than the Loans) where payment of such Indebtedness is required in connection with such Disposition and (iv) any liability reserves established by the Company or such U.S. Subsidiary in respect of such Disposition in accordance with GAAP; provided that, if the amount of any estimated taxes pursuant to clause (ii) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Disposition Proceeds and to the extent any such reserves described in clause (iv) are not fully used at the end of any applicable period for which such reserves were established, such unused portion of such reserves shall constitute Net Disposition Proceeds.
     “Net Equity Proceeds” means with respect to the sale or issuance after the Closing Date by the Company to any Person of its Capital Securities, warrants or options or the exercise of any such warrants or options (other than such Capital Securities, warrants and options, in each case with respect to common or ordinary equity interests, issued (i) by the Company pursuant to the Company’s equity incentive plans, (ii) to qualified employees, officers and directors as compensation or to qualify employees, officers and directors as required by applicable law, (iii) that constitute an Excluded Equity Proceeds Amount or (iv) by the Company to a wholly owned Subsidiary of the Company), the excess of (A) the gross cash proceeds received by such Person from such sale, exercise or issuance, over (B) the sum of (i) all arranging, underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and other closing costs and expenses actually incurred in connection with such sale or issuance which have not been paid to Affiliates of the Company in connection therewith and (ii) all taxes actually paid or estimated by the Company to be payable in cash in connection with such sale or issuance; provided that, if the amount of any estimated taxes pursuant to clause (B)(ii) exceeds the amount of taxes actually required to be paid in cash in respect of such sale or issuance, the aggregate amount of such excess shall constitute Net Equity Proceeds.

     “Net Income” means, for any period, the aggregate of all amounts which would be included as net income on the consolidated financial statements of the Company and its Subsidiaries for such period; provided that, for purposes of this Agreement, the calculation of Net Income shall not include any net income of any Foreign Supply Chain Entity, except to the extent cash is distributed by such Foreign Supply Chain Entity during such period to the Company or any other Subsidiary as a dividend or other distribution.
     “Net Receivables Proceeds” means (i) the gross amount invested (in the form of a loan, purchased interest, or otherwise) by a Person other than the Company or a Subsidiary in a Receivables Subsidiary or the Receivables or an interest in the Receivables held by a Receivables Subsidiary in connection with a Permitted Securitization minus (ii) the sum of (a) all reasonable and customary legal, investment banking, brokerage and accounting and other professional fees, costs and expenses incurred in connection with such Permitted Securitization, (b) all taxes actually paid or estimated by the Company to be payable in connection with such Permitted Securitization, and (c) payments made by the Company or its U.S. Subsidiaries to retire Indebtedness (other than the Loans) where payment of such Indebtedness is required in connection with such Permitted Securitization; provided that, if the amount of any estimated taxes pursuant to clause (ii)(b) exceeds the amount of taxes actually required to be paid in cash in respect of such Permitted Securitization, the aggregate amount of such excess shall constitute Net Receivables Proceeds; it being understood that the calculation of Net Receivables Proceeds with respect to any additional or subsequent investment in connection with a Permitted Securitization shall include only the increase in such investment over the previous highest investment used in a prior calculation and expenses, taxes and repayments not included in a prior calculation.
     “Non-Cash Restructuring Charges” is defined in the definition of “EBITDA”.
     “Non-Consenting Lender” is defined in Section 4.11.
     “Non Defaulting Lender” means a Lender other than a Defaulting Lender.
     “Non-Excluded Taxes” means any Taxes other than (i) net income and franchise Taxes imposed on (or measured by) net income or net profits with respect to any Secured Party by any Governmental Authority under the laws of which such Secured Party is organized or in which it maintains its applicable lending office and (ii) any branch profit taxes or any similar taxes imposed by the United States of America or any other Governmental Authority described in clause (ii).
     “Non-U.S. Lender” means any Lender that is not a “United States person”, as defined under Section 7701(a)(30) of the Code.
     “Note” means a promissory note of the Borrower payable to any Lender, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     “Obligations” means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrower and each other Obligor arising under or in connection with a Loan Document, including the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 8.1.9, whether or not allowed in such proceeding) on the Loans.
     “Obligor” means, as the context may require, the Borrower, the Company, each Subsidiary Guarantor and each other Person (other than a Secured Party) obligated (other than Persons solely consenting to or acknowledging such document) under any Loan Document.
     “OFAC” is defined in Section 6.15.
     “Organic Document” means, relative to any Obligor, as applicable, its articles or certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Obligor’s Capital Securities.
     “Other Taxes” means any and all stamp, documentary or similar Taxes, or any other excise or property Taxes or similar levies that arise on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of any Loan Document.
     “Participant” is defined in clause (e) of Section 10.11.
     “Patent Security Agreement” means any Patent Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit A to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.
     “Patriot Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended and supplemented from time to time.
     “Patriot Act Disclosures” means all documentation and other information available to the Borrower or its Subsidiaries which a Lender, if subject to the Patriot Act, is required to provide pursuant to the applicable section of the Patriot Act and which required documentation and information the Administrative Agent or any Lender reasonably requests in order to comply with their ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.
     “PBGC” means the Pension Benefit Guaranty Corporation and any Person succeeding to any or all of its functions under ERISA.
     “Pension Plan” means a “pension plan”, as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Company or any corporation, trade or business that is, along with the Company, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

     “Percentage” means, relative to any Lender, the applicable percentage relating to the Loans set forth opposite its name on Schedule II hereto under the Commitment column or set forth in a Lender Assignment Agreement under the Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its assignee Lender and delivered pursuant to Section 10.11. A Lender shall not have any Commitment if its percentage under the Commitment column is zero.
     “Permitted Acquisition” means an acquisition (whether pursuant to an acquisition of a majority of the Capital Securities of a target or all or substantially all of a target’s assets) by the Company or any Subsidiary from any Person of a business in which the following conditions are satisfied:
     (a) the Company shall have delivered a certificate certifying that before and after giving effect to such acquisition, the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and no Default has occurred and is continuing or would result therefrom; and
     (b) the Company shall have delivered to the Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such acquisition (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1.1) giving pro forma effect to the consummation of such acquisition and evidencing compliance with the covenants set forth in Section 7.2.4.
     “Permitted Additional Restricted Payment” means, for any Fiscal Year set forth below, Restricted Payments made by the Company in the amount set forth opposite such Fiscal Year:

Fiscal Year	Cash Amount
2006	$24,000,000
2007	$30,000,000
2008	$36,000,000
2009	$42,000,000
2010 and thereafter	$48,000,000
; provided, to the extent that the amount of Permitted Additional Restricted Payments made by the Company during any Fiscal Year is less than the aggregate amount permitted (including after giving effect to this proviso) for such Fiscal Year, then such unutilized amount may be carried forward and utilized by the Company to make Permitted Additional Restricted Payments in any succeeding Fiscal Year and provided further that, to the extent (i) additional Capital Securities are issued by the Company which result in the payment of Net Equity Proceeds pursuant to Sections 3.1.1 and 3.1.2, the amounts set forth above shall be increased by a percentage of such amounts equal to the percentage increase of additional outstanding Capital Securities of the Company resulting from any such issuance by the Company and (ii) for Fiscal Year 2009 and each Fiscal Year thereafter, the amounts set forth above in such Fiscal Years shall be increased

(after giving effect to any increases permitted pursuant to preceding clause (i)) by an additional $120,000,000 so long as both before and after giving effect to such Restricted Payment, the Leverage Ratio is less than 3.75:1.00.
     “Permitted Cash Restructuring Charge Amount” means, $120,000,000 in the aggregate for Fiscal Year 2006 and all Fiscal Years ending after the Closing Date.
     “Permitted Cash Spin-Off Charge Amount” means, for any Fiscal Year set forth below, the amount set forth opposite such Fiscal Year:

Fiscal Year	Cash Amount
2006	$20,000,000
2007	$55,000,000
     “Permitted Liens” is defined in Section 7.2.3.
     “Permitted Securitization” means any Disposition by the Company or any of its Subsidiaries consisting of Receivables and related collateral, credit support and similar rights and any other assets that are customarily transferred in a securitization of receivables, pursuant to one or more securitization programs, to a Receivables Subsidiary or a Person who is not an Affiliate of the Company; provided that (i) the consideration to be received by the Company and its Subsidiaries other than a Receivables Subsidiary for any such Disposition consists of cash, a promissory note or a customary contingent right to receive cash in the nature of a “hold-back” or similar contingent right, (ii) no Default shall have occurred and be continuing or would result therefrom, (iii) the aggregate outstanding balance of the Indebtedness in respect of all such programs at any point in time is not in excess of $250,000,000, and (iv) the Net Receivables Proceeds from such Disposition are applied to the extent required pursuant to Sections 3.1.1 and 3.1.2.
     “Person” means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.
     “Platform” is defined in clause (b) of Section 9.11.
     “Purchase Money Note” means a promissory note evidencing a line of credit, or evidencing other Indebtedness owed to the Company or any Subsidiary in connection with a Permitted Securitization, which note shall be repaid from cash available to the maker of such note, other than amounts required to be established as reserves, amounts paid to investors in respect of interest, principal and other amounts owing to such investors and amounts paid in connection with the purchase of newly generated accounts receivable.
     “Quarterly Payment Date” means the last day of March, June, September and December, or, if any such day is not a Business Day, the next succeeding Business Day.
     “Receivable” shall mean a right to receive payment arising from a sale or lease of goods or the performance of services by a Person pursuant to an arrangement with another Person pursuant to which such other Person is obligated to pay for good or services under terms that permit the purchase of such goods and services on credit and shall include, in any event, any items of property that would be classified as an “account,” “chattel paper,” “payment intangible” or “instrument” under the UCC and any supporting obligations.
     “Receivables Subsidiary” shall mean any wholly owned Subsidiary of the Company (or another Person in which the Company or any Subsidiary makes an Investment and to which the Company or one or more of its Subsidiaries transfer Receivables and related assets) which engages in no activities other than in connection with the financing of Receivables and which is designated by the Board of Directors of the applicable Subsidiary (as provided below) as a Receivables Subsidiary and which meets the following conditions:
     (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of such Subsidiary:
     (i) is guaranteed by the Company or any Subsidiary (that is not a Receivables Subsidiary);
     (ii) is recourse to or obligates the Company or any Subsidiary (that is not a Receivables Subsidiary); or
     (iii) subjects any property or assets of the Company or any Subsidiary (that is not a Receivables Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction thereof;
     (b) with which neither the Company nor any Subsidiary (that is not a Receivables Subsidiary) has any material contract, agreement, arrangement or understanding (other than Standard Securitization Undertakings); and
     (c) to which neither the Company nor any Subsidiary (that is not a Receivables Subsidiary) has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results.
     Any such designation by the Board of Directors of the applicable Subsidiary shall be evidenced by a certified copy of the resolution of the Board of Directors of such Subsidiary giving effect to such designation and an officers certificate certifying, to the best of such officer’s knowledge and belief, that such designation complies with the foregoing conditions
     “Register” is defined in clause (a) of Section 2.5.
     “Release” means a “release”, as such term is defined in CERCLA.
     “Replacement Lender” is defined in Section 4.11.
     “Replacement Notice” is defined in Section 4.11.
     “Required Lenders” means, at any time, Non-Defaulting Lenders holding more than 50% of the Total Exposure Amount of all Non-Defaulting Lenders.

     “Resource Conservation and Recovery Act” means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended.
     “Restricted Payment” means (i) the declaration or payment of any dividend (other than dividends payable solely in Capital Securities of the Company or any Subsidiary) (other than a Receivables Subsidiary) on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any class of Capital Securities of the Company or any Subsidiary (other than a Receivables Subsidiary) or any warrants, options or other right or obligation to purchase or acquire any such Capital Securities, whether now or hereafter outstanding, or (ii) the making of any other distribution in respect of such Capital Securities, in each case either directly or indirectly, whether in cash, property or obligations of the Company or any Subsidiary or otherwise.
     “S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. and its successors.
     “Sara Lee” is defined in the first recital.
     “SEC” means the Securities and Exchange Commission.
     “Secured Parties” means, collectively, the Lenders, the Administrative Agent, the Collateral Agent, the Lead Arrangers and each of their respective successors, transferees and assigns.
     “Security Agreement” means the Pledge and Security Agreement executed and delivered by each Obligor, substantially in the form of Exhibit G hereto, together with any supplemental Foreign Pledge Agreements delivered pursuant to the terms of this Agreement, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.
     “Senior Note Documents” means the Senior Notes, the Senior Note Indenture and all other agreements, documents and instruments executed and delivered with respect to the Senior Notes or the Senior Note Indenture, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with this Agreement.
     “Senior Note Indenture” means the Indenture, between the Company and the Person acting as trustee thereunder (the “Senior Notes Trustee”), pursuant to which the Senior Notes and any supplemental issuance of “senior notes” thereunder are issued, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with this Agreement.
     “Senior Notes” is defined in the second recital.
     “Senior Notes Trustee” is defined in the definition of “Senior Note Indenture”.
     “Solvent” means, with respect to any Person and its Subsidiaries on a particular date, that on such date (i) the fair value of the property (on a going-concern basis) of such Person and its Subsidiaries on a consolidated basis is greater than the total amount of liabilities, including contingent liabilities, of such Person and its Subsidiaries on a consolidated basis, (ii) the present fair salable value of the assets (on a going-concern basis) of such Person and its Subsidiaries on a consolidated basis is not less than the amount that will be required to pay the probable liability of such Person and its Subsidiaries on a consolidated basis on its debts as they become absolute and matured in the ordinary course of business, (iii) such Person does not intend to, and does not believe that it or its Subsidiaries will, incur debts or liabilities beyond the ability of such Person and its Subsidiaries to pay as such debts and liabilities mature in the ordinary course of business (including through refinancings, asset sales and other capital market transactions), and (iv) such Person and its Subsidiaries on a consolidated basis is not engaged in business or a transaction, and such Person and its Subsidiaries on a consolidated basis is not about to engage in a business or a transaction, for which the property of such Person and its Subsidiaries on a consolidated basis would constitute an unreasonably small capital. The amount of Contingent Liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.
     “Specified Default” means (i) any Default under Section 8.1.1 or Section 8.1.9 or (ii) any other Event of Default.
     “Spin-Off” is defined in the first recital.
     “Standard Securitization Undertakings” shall mean representations, warranties, covenants and indemnities entered into by the Company or any Subsidiary which are reasonably customary in a securitization of Receivables.
     “Stated Maturity Date” means the seven year and six month anniversary of the Closing Date.
     “Subsidiary” means, with respect to any Person, any other Person of which more than 50% of the outstanding Voting Securities of such other Person (irrespective of whether at the time Capital Securities of any other class or classes of such other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term “Subsidiary” shall be a reference to a Subsidiary of the Company (other than a Receivables Subsidiary). No Foreign Supply Chain Entity shall be considered to be a Subsidiary of the Company or any Subsidiary for purposes hereof except as set forth in the definition of Foreign Supply Chain Entity. Further, the European TM SPV shall not be considered to be a Subsidiary for any purpose hereunder.
     “Subsidiary Guarantor” means each U.S. Subsidiary that has executed and delivered to the Administrative Agent the Guaranty (including by means of a delivery of a supplement thereto).
     “Syndication Agents” is defined in the preamble.
     “Syndication Date” means the date upon which the Lead Arrangers determine in their sole discretion (and notify the Company) and in accordance with the terms of the Fee Letter that a Successful Syndication (as defined in the Fee Letter) (and the resultant addition of Persons as Lenders pursuant to Section 10.11) has been completed.
     “Synthetic Lease” means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (i) that is not a capital lease in accordance with GAAP and (ii) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.
     “Taxes” means all income, stamp or other taxes, duties, levies, imposts, charges, assessments, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.
     “Termination Date” means the date on which all Obligations have been paid in full in cash (other than contingent indemnification obligations for which no claim has been asserted) and all Commitments shall have terminated.
     “Total Debt” means, on any date, the outstanding principal amount of all Indebtedness of the Company and its Subsidiaries (other than a Receivables Subsidiary) of the type referred to in clause (i) of the definition of “Indebtedness”, clause (ii) of the definition of “Indebtedness”, clause (iii) of the definition of “Indebtedness” and clause (vii) of the definition of “Indebtedness”, in each case exclusive of intercompany Indebtedness between the Company and its Subsidiaries and any Contingent Liability in respect of any of the foregoing.
     “Total Exposure Amount” means, on any date of determination (and without duplication), the outstanding principal amount of all Loans.
     “Trademark Security Agreement” means any Trademark Security Agreement executed and delivered by any Obligor substantially in the form of Exhibit B to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.
     “Transaction” means , collectively, (i) the consummation of the Spin-Off, (ii) the issuance of the Dividend, (iii) the consummation of the IP Purchase, (iv) the entering into of the Loan Documents (other than this Agreement) and the making of the Loans hereunder on the Closing Date, (v) the entering into of the First Lien Loan Documents and the making of the First Lien Loans, (vi) the receipt by the Company of the proceeds from the Bridge Loans and the entering into of the Bridge Loan Documents and/or the entering into of the Senior Notes Documents and the issuance of the Senior Notes in an aggregate amount of $500,000,000, and (vii) the payment of fees and expenses in connection and in accordance with the foregoing.
     “Transaction Documents” means, collectively, the First Lien Loan Documents, the Bridge Loan Documents, the Senior Note Documents and any other material document executed or delivered in connection with the Transaction, including any transition services agreements and tax sharing agreements, in each case as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.12.

     “type” means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.
     “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if, with respect to any Filing Statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Collateral Agent pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any Filing Statement relating to such perfection or effect of perfection or non-perfection.
     “United States” or “U.S.” means the United States of America, its fifty states and the District of Columbia.
     “U.S. Subsidiary” means any Subsidiary (other than a Receivables Subsidiary) that is incorporated or organized under the laws of the United States.
     “Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.
     “Welfare Plan” means a “welfare plan”, as such term is defined in Section 3(1) of ERISA.
     “wholly owned Subsidiary” means any Subsidiary all of the outstanding Capital Securities of which (other than any director’s qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by the Company.
     SECTION 1.2 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the Disclosure Schedule.
     SECTION 1.3 Cross-References. Unless otherwise specified, references in a Loan Document to any Article or Section are references to such Article or Section of such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.
     SECTION 1.4 Accounting and Financial Determinations. (a) Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 7.2.4 and the definitions used in such calculations) shall be made, in accordance with those generally accepted accounting principles (“GAAP”) applied in the preparation of the financial statements referred to in clause (a) of Section 5.6. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Company and its Subsidiaries, in each case without duplication.

          (b) As of any date of determination, for purposes of determining the Interest Coverage Ratio or Leverage Ratio (and any financial calculations required to be made or included within such ratios, or required for purposes of preparing any Compliance Certificate to be delivered pursuant to the definition of “Permitted Acquisition”), the calculation of such ratios and other financial calculations shall include or exclude, as the case may be, the effect of any assets or businesses that have been acquired or Disposed of by the Company or any of its Subsidiaries pursuant to the terms hereof (including through mergers or consolidations) as of such date of determination, as determined by the Company on a pro forma basis in accordance with GAAP, which determination may include one-time adjustments or reductions in costs, if any, directly attributable to any such permitted Disposition or Permitted Acquisition, as the case may be, in each case (i) calculated in accordance with Regulation S-X of the Securities Act of 1933, as amended from time to time, and any successor statute, for the period of four Fiscal Quarters ended on or immediately prior to the date of determination of any such ratios (without giving effect to any cost-savings or adjustments relating to synergies resulting from a Permitted Acquisition except as permitted by Regulation S-X of the Securities Act of 1933 or otherwise as the Administrative Agent shall otherwise agree) and (ii) giving effect to any such Permitted Acquisition or permitted Disposition as if it had occurred on the first day of such four Fiscal Quarter period.
ARTICLE II
COMMITMENTS, BORROWING PROCEDURES AND NOTES
     SECTION 2.1 Commitments. On the terms and subject to the conditions of this Agreement, the Lenders agree to make the Loans as set forth below.
     SECTION 2.1.1 Commitments. In a single Borrowing (which shall be made on a Business Day) occurring on or prior to the Commitment Termination Date, each Lender agrees that it will make loans (relative to such Lender, its “Loans”) to the Borrower equal to such Lender’s Percentage of the aggregate amount of the Borrowing of Loans requested by the Borrower to be made on such day. No Lender shall be permitted or required to make any Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Loans (i) of all Lenders made on the Closing Date would exceed the Commitment Amount or (ii) of such Lender made on the Closing Date would exceed such Lender’s Percentage of the Commitment Amount. No amounts paid or prepaid with respect to Loans may be reborrowed.
     SECTION 2.2 Borrowing Procedures. Loans shall be made by the Lenders in accordance with Section 2.1.1.
     SECTION 2.2.1 Borrowing Procedure. By delivering a Borrowing Request to the Administrative Agent on or before 10:00 a.m. on a Business Day, the Borrower may irrevocably request, on such Business Day in the case of Base Rate Loans, on not less than three Business Days’ notice and not more than five Business Days’ notice in the case of LIBO Rate Loans, that a Borrowing be made in a single drawing on or prior to the Commitment Termination Date; provided that only Base Rate Loans and LIBO Rate Loans with a one month Interest Period may be incurred prior to the earlier to occur of (a) the 30th day following the Closing Date and (b) the date upon which the Lead Arrangers have determined that the Syndication Date has occurred. On or before 12:00 noon on such Business Day each Lender shall deposit with the

Administrative Agent same day funds in an amount equal to such Lender’s Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender’s obligation to make any Loan shall be affected by any other Lender’s failure to make any Loan.
     SECTION 2.3 Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 10:00 a.m. on a Business Day, the Borrower may from time to time irrevocably elect on not less than three nor more than five Business Days’ notice before the last day of the then current Interest Period with respect thereto, to convert any Base Rate Loan into one or more LIBO Rate Loans or to continue any LIBO Rate Loan; provided that (i) any portion of any Loan which is continued or converted hereunder shall be in a minimum amount of $1,000,000 and in an integral multiple amount of $1,000,000 and (ii) in the absence of prior notice as required above (which notice may be delivered telephonically followed by written confirmation within 24 hours thereafter by delivery of a Continuation/Conversion Notice), with respect to any LIBO Rate Loan such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan; provided further that (A) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (B) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Event of Default has occurred and is continuing.
     SECTION 2.4 Funding. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided that, such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. Subject to Section 4.10, each Lender may, at its option, make any Loan available to the Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay Loans in accordance with the terms of this Agreement.
     SECTION 2.5 Register; Notes. The Register shall be maintained on the following terms.
     (a) The Borrower hereby designates the Administrative Agent to serve as the Borrower’s agent, solely for the purpose of this clause, to maintain a register (the “Register”) on which the Administrative Agent will record each Lender’s Commitment, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans, annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to Section 10.11. Failure to make any recordation, or any error in such recordation, shall not affect any Obligor’s Obligations. The entries in the Register shall constitute prima facie evidence and shall be binding, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan is registered (or, if applicable, to which a Note has been issued) as the owner thereof for the purposes of all Loan Documents, notwithstanding notice or any provision herein to the contrary. Any assignment or transfer of a Commitment or the Loans made pursuant hereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement that has been executed by the requisite parties pursuant to Section 10.11. No assignment or transfer of a Lender’s Commitment or Loans shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.
     (b) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a Note evidencing the Loans made by, and payable to the order of, such Lender in a maximum principal amount equal to such Lender’s Percentage of the original Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender’s Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with notations made by the Administrative Agent in the Register, constitute prima facie evidence and shall be binding on each Obligor absent manifest error; provided that, the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of any Obligor.
ARTICLE III
REPAYMENTS, PREPAYMENTS, INTEREST AND FEES
     SECTION 3.1 Repayments and Prepayments; Application. The Borrower agrees that the Loans shall be repaid and prepaid pursuant to the following terms, subject in all cases to the terms, conditions and restrictions set forth in the Intercreditor Agreement.
     SECTION 3.1.1 Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of each Loan on the Stated Maturity Date. Prior thereto, payments and prepayments of the Loans shall or may be made as set forth below.
     (a) From time to time on any Business Day on or after the first anniversary of the Closing Date and following the First Lien Termination Date, the Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided that, the Borrower shall have paid the following prepayment premium in connection therewith:

Prepayment Premium
(as a percentage of the Loans
Year	being prepaid)
First anniversary of the Closing Date through (and including) the second anniversary of the Closing Date	2%

Following the second anniversary of the Closing Date through (and including) third anniversary of the Closing Date	1%

thereafter	0%

All such voluntary prepayments shall require at least (1) in the case of Base Rate Loans, one but no more than five Business Days’ prior notice to the Administrative Agent and (2) in the case of LIBO Rate Loans three but no more than five Business Days’ prior notice to the Administrative Agent; and all such voluntary partial prepayments shall be in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000.
     (b) [Intentionally Omitted].
     (c) Following the First Lien Termination Date, concurrently with the receipt by the Company of any Net Equity Proceeds, the Borrower shall make a mandatory prepayment of the Loans in an amount equal to the product of (i) such Net Equity Proceeds multiplied by (ii) the Applicable Percentage, to be applied as set forth in Section 3.1.2.
     (d) Following the First Lien Termination Date, the Borrower shall (subject to the next proviso) within 5 Business Days receipt of any Net Disposition Proceeds or Net Casualty Proceeds, by the Borrower or any of its U.S. Subsidiaries, deliver to the Administrative Agent a calculation of the amount of such proceeds, and, to the extent the aggregate amount of such (i) Net Disposition Proceeds received by the Borrower and its U.S. Subsidiaries in any period of twelve consecutive calendar months since the Closing Date exceeds $10,000,000 and (ii) Net Casualty Proceeds received by the Borrower and its U.S. Subsidiaries in any period of twelve consecutive calendar months since the Closing Date exceeds $50,000,000, the Borrower shall make a mandatory prepayment of the Loans in an amount equal to 100% of such excess Net Disposition Proceeds or Net Casualty Proceeds, as applicable; provided that, so long as (i) no Event of Default has occurred and is continuing, such proceeds may be retained by the Borrower and its U.S. Subsidiaries (and be excluded from the prepayment requirements of this clause) to be invested or reinvested within one year or, subject to immediately succeeding clause (ii), 18 months or 36 months, as applicable, to the acquisition or construction of other assets or properties consistent with the businesses permitted to be conducted pursuant to Section 7.2.1 (including by way of merger or Investment), and (ii) within one year following the receipt of such Net Disposition Proceeds or Net Casualty Proceeds, such proceeds are (A) applied or (B) committed to be, and actually are, applied within (I) 18 months following the receipt of such Net Disposition Proceeds or (II) 36 months following the receipt of such Net Casualty Proceeds, in each case to such acquisition or construction plan. The amount of such Net Disposition Proceeds or Net Casualty Proceeds unused or uncommitted after such one year, 18 months or 36 months, as applicable, period shall be applied to prepay the Loans as set forth in Section 3.1.2. Following the First Lien Termination Date, at any time after receipt of any such Net Casualty Proceeds in excess of $25,000,000 but prior to the application thereof to such mandatory prepayment or the acquisition of other assets or properties as described above, upon the request by the Administrative Agent (acting at the direction of the Required Lenders) to the Borrower, the Borrower shall deposit an amount equal to such excess Net Casualty Proceeds into a cash collateral account maintained with (and subject to documentation reasonably satisfactory to) the Collateral Agent for the benefit of the Secured Parties (and over which the Collateral Agent shall have a first priority perfected Lien) pending application as a prepayment or to be released as requested by the Borrower in respect of such acquisition. Amounts deposited in such cash collateral account shall be invested in Cash Equivalent Investments, as directed by the Borrower.
     (e) Following the First Lien Termination Date, within 100 days after the close of each Fiscal Year (beginning with the Fiscal Year ending 2007) the Borrower shall make a mandatory prepayment of the Loans in an amount equal to the product of (i) the Excess Cash Flow (if any) for such Fiscal Year multiplied by (ii) the Applicable Percentage minus (iii) the aggregate amount of all voluntary prepayments of Loans during such Fiscal Year, to be applied as set forth in Section 3.1.2;
     (f) Following the First Lien Termination Date, concurrently with the receipt by the Company or any of its U.S. Subsidiaries of any Net Debt Proceeds, the Borrower shall make a mandatory prepayment of the Loans in an amount equal to 100% of such Net Debt Proceeds, to be applied as set forth in Section 3.1.2.
     (g) Following the First Lien Termination Date, concurrently with the receipt by the Company or any of its U.S. Subsidiaries of any Net Receivables Proceeds, the Borrower shall make a mandatory prepayment of the Loans in an amount equal to 100% of such Net Receivables Proceeds, to be applied as set forth in Section 3.1.2.
     (h) Immediately upon any acceleration of the Stated Maturity Date of the Loans pursuant to Section 8.2 or Section 8.3, the Borrower shall repay all the Loans, unless, pursuant to Section 8.3, only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be so repaid).
Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by clause (a) or Section 4.4.
     SECTION 3.1.2 Application. Amounts prepaid pursuant to Section 3.1.1 shall , subject to the terms, conditions and restrictions set forth in the Intercreditor Agreement, be applied to the extent of such prepayment or repayment, first, to the principal amount thereof being maintained as Base Rate Loans, and second, subject to the terms of Section 4.4, to the principal amount thereof being maintained as LIBO Rate Loans.
     SECTION 3.2 Interest Provisions. Interest on the outstanding principal amount of the Loans shall accrue and be payable in accordance with the terms set forth below.
     SECTION 3.2.1 Rates. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that the Loans comprising a Borrowing accrue interest at a rate per annum:
     (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; and
     (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.
     SECTION 3.2.2 Post-Default Rates. After the occurrence and during the continuance of an Event of Default, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on all outstanding Obligations at a rate per annum equal to (a) in the case of principal on any Loan, the rate of interest that otherwise would be applicable to such Loan plus 2% per annum; and (b) in the case of overdue interest, fees, and other monetary Obligations, the Alternate Base Rate from time to time in effect, plus the Applicable Margin accruing interest at the Alternate Base Rate, plus 2% per annum.
     SECTION 3.2.3 Payment Dates. Interest accrued on each Loan shall be payable, without duplication:
     (a) on the Stated Maturity Date;
     (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;
     (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Closing Date;
     (d) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the date occurring on each three-month interval occurring after the first day of such Interest Period);
     (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and
     (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration.
Interest accrued on Loans or other monetary Obligations after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.
     SECTION 3.3 Fees. The Borrower agrees to pay to each of the Agents and each Lead Arranger, for its own account, the fees in the amounts and on the dates set forth in the Fee Letter or in such other fee letter(s) negotiated by the parties thereto.
ARTICLE IV
CERTAIN LIBO RATE AND OTHER PROVISIONS
     SECTION 4.1 LIBO Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Administrative Agent,

constitute prima facie evidence thereof and shall be binding on the Borrower absent manifest error) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any Governmental Authority asserts that it is unlawful, for such Lender to make or continue any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue or convert any such LIBO Rate Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding LIBO Rate Loans payable to such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.
     SECTION 4.2 Deposits Unavailable. If the Administrative Agent shall have determined that
     (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to it in its relevant market; or
     (b) by reason of circumstances affecting it’s relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans;
then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.2 and Section 2.3 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.
     SECTION 4.3 Increased LIBO Rate Loan Costs, etc. The Borrower agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Secured Party in respect of, such Secured Party’s Commitments and the making of Loans hereunder (including the making, continuing or maintaining (or of its obligation to make or continue) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans) that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the Closing Date of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority, except for such changes with respect to increased capital costs and Taxes which are governed by Sections 4.5 and 4.6, respectively. Each affected Secured Party shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, stating the reasons therefor and the additional amount required fully to compensate such Secured Party for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Secured Party within five Business Days of its receipt of such notice, and such notice shall, in the absence of manifest error, constitute prima facie evidence thereof and shall be binding on the Borrower.
     SECTION 4.4 Funding Losses. In the event any Lender shall incur any actual loss or expense (including any actual loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender (if any) to make or continue any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

     (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Article III or otherwise;
     (b) any Loans not being made continued or converted as LIBO Rate Loans in accordance with the Borrowing Request or other notice therefor;
     (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor; or
     (d) the assignment of any LIBO Rate Loan other than on the last day of an Interest Period therefor as a result of a request by the Borrower pursuant to Section 4.11.
then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such actual loss or expense. Such written notice shall, in the absence of manifest error, constitute prima facie evidence thereof and shall be binding on the Borrower.
     SECTION 4.5 Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority after the Closing Date affects or would affect the amount of capital required or expected to be maintained by any Secured Party or any Person controlling such Secured Party, and such Secured Party determines (in good faith but in its sole and absolute discretion) that as a result thereof the rate of return on its or such controlling Person’s capital as a consequence of the Commitments or the Loans made by such Secured Party is reduced to a level below that which such Secured Party or such controlling Person could have achieved but for the occurrence of any such circumstance, then upon notice (together with reasonably detailed supporting documentation) from time to time by such Secured Party to the Borrower, the Borrower shall within five Business Days following receipt of such notice pay directly to such Secured Party additional amounts sufficient to compensate such Secured Party or such controlling Person for such reduction in rate of return. A statement in reasonable detail of such Secured Party as to any such additional amount or amounts shall, in the absence of manifest error, constitute prima facie evidence thereof and shall be binding on the Borrower. In determining such amount, such Secured Party may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.
     SECTION 4.6 Taxes. The Borrower covenants and agrees as follows with respect to Taxes.
     (a) Any and all payments by the Borrower under each Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes. In the event that any Taxes are imposed and required to be deducted or withheld from any payment required to be made by any Obligor to or on behalf of any Secured Party under any Loan Document, then:

     (i) subject to clause (f), if such Taxes are Non-Excluded Taxes, the amount of such payment shall be increased as may be necessary so that such payment is made, after withholding or deduction for or on account of such Taxes, in an amount that is not less than the amount provided for in such Loan Document; and
     (ii) the Borrower shall withhold the full amount of such Taxes from such payment (as increased pursuant to clause (a)(i)) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable law.
     (b) In addition, the Borrower shall pay all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.
     (c) Upon the written request of the Administrative Agent, as promptly as practicable after the payment of any Taxes or Other Taxes, and in any event within 45 days of any such written request, the Borrower shall furnish to the Administrative Agent a copy of an official receipt (or a certified copy thereof) evidencing the payment of such Taxes or Other Taxes. The Administrative Agent shall make copies thereof available to any Lender upon request therefor.
     (d) Subject to clause (f), the Borrower shall indemnify each Secured Party for any Non-Excluded Taxes and Other Taxes levied, imposed or assessed on (and whether or not paid directly by) such Secured Party whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority; provided that if the Borrower reasonably believes that such Taxes were not correctly or legally asserted, such Secured Party will use reasonable efforts to cooperate with the Borrower to obtain a refund of such Taxes so long as such efforts would not, in the sole determination of such Secured Party, result in any additional costs, expenses or risks or be otherwise disadvantageous to it. Promptly upon having knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon notice thereof by any Secured Party, the Borrower shall pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority (provided that no Secured Party shall be under any obligation to provide any such notice to the Borrower). In addition, the Borrower shall indemnify each Secured Party for any incremental Taxes that may become payable by such Secured Party as a result of any failure of the Borrower to pay any Taxes when due to the appropriate Governmental Authority or to deliver to the Administrative Agent, pursuant to clause (c), documentation evidencing the payment of Taxes or Other Taxes (other than incidental taxes resulting directly as a result of the willful misconduct or gross negligence of the Administrative Agent or a respective Secured Party); provided that if the Secured Party or the Administrative Agent, as applicable, fails to give notice to the Borrower of the imposition of any Non-Excluded Taxes or Other Taxes within 120 days following its receipt of actual written notice of the imposition of such Non-Excluded Taxes or Other Taxes, there will be no obligation for the Borrower to pay interest or penalties attributable to the period beginning after such 120th day and ending seven days after the Borrower receives notice from the Secured Party or the Administrative Agent as applicable. With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by any Secured Party or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date such Secured Party makes written demand therefor (together with supporting documentation in reasonable detail). The Borrower acknowledges that any payment made to any Secured Party or to any Governmental Authority in respect of the indemnification obligations of the Borrower provided in this clause shall constitute a payment in respect of which the provisions of clause (a) and this clause shall apply.
     (e) Each Non-U.S. Lender, on or prior to the date on which such Non-U.S. Lender becomes a Lender hereunder (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only for so long as such non-U.S. Lender is legally entitled to do so), shall deliver to the Borrower and the Administrative Agent either (i) two duly completed copies of either (x) Internal Revenue Service Form W-8BEN claiming eligibility of the Non-U.S. Lender for benefits of an income tax treaty to which the United States is a party or (y) Internal Revenue Service Form W-8ECI, or in either case an applicable successor form; or (ii) in the case of a Non-U.S. Lender that is not legally entitled to deliver either form listed in clause (e)(i), (x) a certificate to the effect that such Non-U.S. Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (referred to as an “Exemption Certificate”) and (y) two duly completed copies of Internal Revenue Service Form W-8BEN or applicable successor form.
     (f) The Borrower shall not be obligated to pay any additional amounts to any Lender pursuant to clause (a)(i), or to indemnify any Lender pursuant to clause (d), in respect of United States federal withholding taxes to the extent imposed as a result of (i) the failure of such Lender to deliver to the Borrower the form or forms and/or an Exemption Certificate, as applicable to such Lender, pursuant to clause (e), (ii) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Lender being untrue or inaccurate on the date delivered in any material respect, or (iii) the Lender designating a successor lending office at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; provided that the Borrower shall be obligated to pay additional amounts to any such Lender pursuant to clause (a)(i) and to indemnify any such Lender pursuant to clause (d), in respect of United States federal withholding taxes if (i) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or Exemption Certificate to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the Closing Date, which change rendered such Lender no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or certifications made in such form or forms or Exemption Certificate untrue or inaccurate in a material respect, (ii) the redesignation of the Lender’s lending office was made at the request of the Borrower or (iii) the obligation to pay any additional amounts to any such Lender pursuant to clause (a)(i) or to indemnify any such Lender pursuant to clause (d) is with respect to an Eligible Assignee that becomes an assignee Lender as a result of an assignment made at the request of the Borrower.
     (g) If the Administrative Agent or a Lender determines in its sole, good faith discretion that amounts recovered or refunded are a recovery or refund of any Non-Excluded Taxes or Other Taxes as to which it has been indemnified by the Borrower pursuant to clause (d), or to which the Borrower has paid additional amounts pursuant to clause (a)(i), it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 4.6 with respect to the Non-Excluded Taxes or Other Taxes that give rise to such refund), net of all reasonable out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that in no event will any Lender be required to pay an amount to the Borrower that would place such Lender in a less favorable net after-tax position than such Lender would have been in if the additional amounts giving rise to such refund of any Non-Excluded Taxes or Other Taxes had never been paid, and provided further that the Borrower, upon the written request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest, or other charges imposed by the relevant Governmental Authority unless the Governmental Authority assessed such penalties, interest, or other charges due to the gross negligence or willful misconduct of the Administrative Agent or such Lender) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to the Governmental Authority. Nothing in this clause (g) shall require any Lender to make available its tax returns or any other information related to its taxes that it deems confidential.
     SECTION 4.7 Payments, Computations; Proceeds of Collateral, etc. (a) Unless otherwise expressly provided in a Loan Document, all payments by the Borrower pursuant to each Loan Document shall be made subject to the terms, conditions and restrictions set forth in the Intercreditor Agreement and shall be made by the Borrower to the Administrative Agent for the pro rata account of the Secured Parties entitled to receive such payment. All payments shall be made without setoff, deduction or counterclaim not later than 11:00 a.m. on the date due in same day or immediately available funds, in Dollars, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Secured Party its share, if any, of such payments received by the Administrative Agent for the account of such Secured Party. All interest (including interest on LIBO Rate Loans) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (calculated at other than the Federal Funds Rate), 365 days or, if appropriate, 366 days). Payments due on other than a Business Day shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.
     (b) All amounts received as a result of the exercise of remedies under the Loan Documents (including from the proceeds of collateral securing the Obligations) or under applicable law shall be applied subject to the terms, conditions and restrictions set forth in the Intercreditor Agreement; provided, that after the First Lien Termination Date, they shall be applied upon receipt to the Obligations as follows: (i) first, to the payment of all Obligations owing to the Agents, in their capacity as Agents (including the fees and expenses of counsel to the Agents), (ii) second, after payment in full in cash of the amounts specified in clause (b)(i), to the ratable payment of all interest (including interest accruing after the commencement of a proceeding in bankruptcy, insolvency or similar law, whether or not permitted as a claim under such law) and fees owing under the Loan Documents, and all costs and expenses owing to the

Secured Parties pursuant to the terms of the Loan Documents, until paid in full in cash, (iii) third, after payment in full in cash of the amounts specified in clauses (b)(i) and (b)(ii), to the ratable payment of the principal amount of the Loans then outstanding, (iv) fourth, after payment in full in cash of the amounts specified in clauses (b)(i) through (b)(iii), to the ratable payment of all other Obligations owing to the Secured Parties, and (v) fifth, after payment in full in cash of the amounts specified in clauses (b)(i) through (b)(iv), and following the Termination Date, to each applicable Obligor or any other Person lawfully entitled to receive such surplus.
     SECTION 4.8 Sharing of Payments. If any Secured Party shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections 4.3, 4.4, 4.5 or 4.6) in excess of its pro rata share of payments obtained by all Secured Parties, such Secured Party shall purchase from the other Secured Parties such participations in Loans made by them as shall be necessary to cause such purchasing Secured Party to share the excess payment or other recovery ratably (to the extent such other Secured Parties were entitled to receive a portion of such payment or recovery) with each of them; provided that, if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Secured Party, the purchase shall be rescinded and each Secured Party which has sold a participation to the purchasing Secured Party shall repay to the purchasing Secured Party the purchase price to the ratable extent of such recovery together with an amount equal to such selling Secured Party’s ratable share (according to the proportion of (a) the amount of such selling Secured Party’s required repayment to the purchasing Secured Party to (b) total amount so recovered from the purchasing Secured Party) of any interest or other amount paid or payable by the purchasing Secured Party in respect of the total amount so recovered. The Borrower agrees that any Secured Party purchasing a participation from another Secured Party pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Secured Party were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law any Secured Party receives a secured claim in lieu of a setoff to which this Section applies, such Secured Party shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Secured Parties entitled under this Section to share in the benefits of any recovery on such secured claim.
     SECTION 4.9 Setoff. Each Secured Party shall, subject to the terms, conditions and restrictions of the Intercreditor Agreement, upon the occurrence and during the continuance of any Event of Default described in clauses (a) through (d) of Section 8.1.9 or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (if then due and payable), and (as security for such Obligations) the Borrower hereby grants to each Secured Party a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Secured Party (other than payroll, trust or tax accounts); provided that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Secured Party agrees promptly to notify the Borrower and the Administrative Agent after any such appropriation and application made by such Secured Party; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.
     SECTION 4.10 Mitigation. Each Lender agrees that, if it makes any demand for payment under Sections 4.3 or 4.6, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under Section 4.3 or 4.6.
     SECTION 4.11 Removal of Lenders. If any Lender (an “Affected Lender”) (i) fails to consent to an election, consent, amendment, waiver or other modification to this Agreement or other Loan Document (a “Non-Consenting Lender”) that requires the consent of a greater percentage of the Lenders than the Required Lenders and such election, consent, amendment, waiver or other modification is otherwise consented to by Non-Defaulting Lenders holding more than 66 and 2/3% of the Total Exposure Amount of all Non-Defaulting Lenders, (ii) makes a demand upon the Borrower for (or if the Borrower is otherwise required to pay) amounts pursuant to Section 4.3, 4.5 or 4.6, or gives notice pursuant to Section 4.1 requiring a conversion of such Affected Lender’s LIBO Rate Loans to Base Rate Loans or any change in the basis upon which interest is to accrue in respect of such Affected Lender’s LIBO Rate Loans or suspending such Lender’s obligation to make Loans as, or to convert Loans into, LIBO Rate Loans or (iii) becomes a Defaulting Lender, the Borrower may, at its sole cost and expense, within 90 days of receipt by the Borrower of such demand or notice (or the occurrence of such other event causing Borrower to be required to pay such compensation) or within 90 days of such Lender becoming a Non-Consenting Lender or a Defaulting Lender, as the case may be, give notice (a “Replacement Notice”) in writing to the Administrative Agent and such Affected Lender of its intention to cause such Affected Lender to sell all or any portion of its Loans, Commitments and/or Notes to another financial institution or other Person (a “Replacement Lender”) designated in such Replacement Notice; provided that no Replacement Notice may be given by the Borrower if (A) such replacement conflicts with any applicable law or regulation or (B) prior to any such replacement, such Lender shall have taken any necessary action under Section 4.5 or 4.6 (if applicable) so as to eliminate the continued need for payment of amounts owing pursuant to Section 4.5 or 4.6 and withdrew its request for compensation under Section 4.3, 4.5 or 4.6 . If the Administrative Agent shall, in the exercise of its reasonable discretion and within 30 days of its receipt of such Replacement Notice, notify the Borrower and such Affected Lender in writing that the Replacement Lender is reasonably satisfactory to the Administrative Agent (such consent not being required where the Replacement Lender is already a Lender), then such Affected Lender shall, subject to the payment of any amounts due pursuant to Section 4.4, assign, in accordance with Section 10.11, the portion of its Commitments, Loans, Notes (if any) and other rights and obligations under this Agreement and all other Loan Documents designated in the replacement notice to such Replacement Lender; provided that (A) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Affected Lender and such Replacement Lender, and (B) the purchase price paid by such Replacement Lender shall be in the amount of such Affected Lender’s Loans designated in the Replacement Notice and/or its Percentage of outstanding Reimbursement Obligations, as applicable, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (including the amounts demanded and unreimbursed under

Sections 4.3, 4.5 and 4.6), owing to such Affected Lender hereunder. Upon the effective date of an assignment described above, the Replacement Lender shall become a “Lender” for all purposes under the Loan Documents. Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender as assignor, any assignment agreement necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section.
     SECTION 4.12 Limitation on Additional Amounts, etc. Notwithstanding anything to the contrary contained in Sections 4.3 or 4.5 of this Agreement, unless a Lender gives notice to the Borrower that it is obligated to pay an amount under any such Section within 90 days after the later of (i) the date such Lender incurs the respective increased costs, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or (ii) the date such Lender has actual knowledge of its incurrence of their respective increased costs, loss, expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Borrower pursuant to Sections 4.3 or 4.5, as the case may be, to the extent the costs, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs 90 days prior to such Lender giving notice to the Borrower that it is obligated to pay the respective amounts pursuant to Sections 4.3 or 4.5, as the case may be. This Section shall have no applicability to any Section of this Agreement other than Sections 4.3 and 4.5.
ARTICLE V
CONDITIONS TO LOANS
Subject to Section 7.1.11, the obligations of the Lenders to make the Loans shall be subject to the prior or concurrent satisfaction (or waiver) in all material respects of each of the conditions precedent set forth in this Article.
     SECTION 5.1 Resolutions, etc. The Lead Arrangers shall have received from each Obligor, as applicable, (i) a copy of a good standing certificate, dated a date reasonably close to the Closing Date, for each such Obligor from its jurisdiction of organization and (ii) a certificate, dated as of the Closing Date, duly executed and delivered by such Obligor’s Secretary or Assistant Secretary, managing member or general partner, as applicable, as to
     (a) resolutions of each such Obligor’s Board of Directors (or other managing body, in the case of a Person other than a corporation) then in full force and effect authorizing, to the extent relevant, all aspects of the Transaction applicable to such Obligor and the execution, delivery and performance of each Loan Document to be executed by such Obligor and the transactions contemplated hereby and thereby;
     (b) the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Obligor; and

     (c) the full force and validity of each Organic Document of such Obligor and copies thereof;
upon which certificates each Secured Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Obligor canceling or amending the prior certificate of such Obligor.
     SECTION 5.2 Closing Date Certificate. The Lead Arrangers shall have received the Closing Date Certificate, dated as of the Closing Date and duly executed and delivered by an Authorized Officer of the Borrower and the Company, in which certificate the Borrower and the Company shall agree and acknowledge and certify that the statements made therein are, true and correct representations and warranties of the Borrower and the Company as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct. All documents and agreements (including Transaction Documents) required to be appended to the Closing Date Certificate shall be in form and substance reasonably satisfactory to the Lead Arrangers, shall have been executed and delivered by the requisite parties, and shall be in full force and effect.
     SECTION 5.3 Consummation of Transaction. The Lead Arrangers shall have received evidence reasonably satisfactory to it that all actions necessary to consummate the Transaction (other than the entering into of the Senior Notes Documents and the issuance of the Senior Notes) shall have been taken in accordance in all material respects with all applicable law and in accordance with the terms of each applicable Transaction Document, without amendment or waiver of any material provision thereof, unless approved by the Lead Arrangers in their reasonable discretion.
     SECTION 5.4 Patriot Act Disclosures. Within five Business Days’ prior to the Closing Date, the Lenders or the Lead Arrangers shall have received copies of all Patriot Act Disclosures as reasonably requested by the Lenders or the Lead Arrangers.
     SECTION 5.5 Delivery of Notes. The Administrative Agent shall have received, for the account of each Lender that has requested a Note, such Lender’s Notes duly executed and delivered by an Authorized Officer of the Borrower.
     SECTION 5.6 Financial Information, etc. The Lead Arrangers shall have received,
     (a) audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of (i) the Company and its Subsidiaries as at July 2, 2003, July 2, 2004 and July 2, 2005;
     (b) unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows for the 39-week period ended April 1, 2006;
     (c) a pro forma consolidated balance sheet and related pro forma consolidated statements of income and cash flows as of and for the twelve-month period ending at the most recent Fiscal Quarter ending at least 45 days prior to the Closing Date, prepared after giving effect to the Transaction as if the Transaction had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such other financial statements), in each case which financial statements shall not be materially inconsistent with the financial statements or forecasts previously provided to the Lenders; and
     (d) detailed projected financial statements of the Company and its Subsidiaries for the seven Fiscal Years ended after the Closing Date, which projections shall include quarterly projections for the first two Fiscal Years after the Closing Date.
     SECTION 5.7 Compliance Certificate. The Lead Arrangers shall have received an initial Compliance Certificate on a pro forma basis as if the Transaction had been consummated and the Loans had been made as of April 1, 2006 and as to such items therein as the Lead Arrangers reasonably request, dated the date of the Loans, duly executed (and with all schedules thereto duly completed) and delivered by the chief financial or accounting Authorized Officer of the Company which Compliance Certificate shall set forth such items therein as the Lead Arrangers may reasonably request, including demonstrating that the Company’s pro forma Leverage Ratio is not greater than 4.80:1.00.
     SECTION 5.8 Guaranty. The Lead Arrangers shall have received counterparts of the Guaranty, dated as of the Closing Date, duly executed and delivered by an Authorized Officer of Company and each U.S. Subsidiary (other than the Borrower).
     SECTION 5.9 Security Agreement; Intercreditor Agreement.
     (a) The Lead Arrangers shall have received executed counterparts of the Security Agreement, dated as of the Closing Date, duly executed, authorized or delivered by each Obligor, as applicable, together with
     (i) certificates (in the case of Capital Securities that are securities (as defined in the UCC)) evidencing all of the issued and outstanding Capital Securities owned by each Obligor in its U.S. Subsidiaries and, subject to Section 7.1.11, 65% of the issued and outstanding Voting Securities (to the extent certificated and permitted by applicable law to be removed from any particular jurisdiction) of each Foreign Subsidiary (together with all the issued and outstanding non-voting Capital Securities (to the extent certificated and permitted by applicable law to be removed from any particular jurisdiction) of such Foreign Subsidiary) directly owned by each Obligor, which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, or, if any Capital Securities (in the case of Capital Securities that are uncertificated securities (as defined in the UCC)), confirmation and evidence reasonably satisfactory to the Lead Arrangers that the security interest therein has been transferred to and perfected by the Collateral Agent for the benefit of the Secured Parties in accordance with Articles 8 and 9 of the UCC and all U.S. laws otherwise applicable to the perfection of the pledge of such Capital Securities (provided, the foregoing may be delivered to the First Lien Collateral Agent subject to the terms, conditions and restrictions set forth in the Intercreditor Agreement);

     (ii) Filing Statements suitable in form and naming each Obligor as a debtor and the Collateral Agent as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the opinion of the Lead Arrangers, desirable to perfect the security interests of the Collateral Agent pursuant to the Security Agreement;
     (iii) UCC Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in any collateral described in any security agreement previously granted by any Person, together with such other UCC Form UCC-3 termination statements as the Lead Arrangers may reasonably request from such Obligors; and
     (iv) certified copies of UCC Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party reasonably acceptable to the Lead Arrangers, dated a date reasonably near to the Closing Date, listing all effective financing statements which name any Obligor (under its present legal name) as the debtor, together with copies of such financing statements (none of which shall evidence a Lien on any collateral described in any Loan Document, other than a Permitted Lien).
     (b) The Lead Arrangers shall have received the Intercreditor Agreement, executed and delivered by the First Lien Collateral Agent.
     SECTION 5.10 Intellectual Property Security Agreements. The Administrative Agent shall have received a Patent Security Agreement, a Copyright Security Agreement and a Trademark Security Agreement, as applicable, each dated as of the Closing Date, duly executed and delivered by each Obligor that, pursuant to the Security Agreement, is required to provide such intellectual property security agreements to the Collateral Agent.
     SECTION 5.11 Filing Agent, etc. All Uniform Commercial Code financing statements or other similar financing statements and Uniform Commercial Code (Form UCC-3) termination statements (collectively, the “Filing Statements”) required pursuant to the Loan Documents shall have been delivered by counsel to the Lead Arrangers to CT Corporation System or another similar filing service company acceptable to the Lead Arrangers (the “Filing Agent”). The Filing Agent shall have acknowledged in a writing satisfactory to the Lead Arrangers and their counsel (i) the Filing Agent’s receipt of all Filing Statements, (ii) that the Filing Statements required pursuant to the Loan Documents, have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within ten days following the Closing Date and (iii) that the Filing Agent will notify the Agents and their counsel of the results of such submissions and will provide recorded copies of the same within 30 days following the Closing Date.
     SECTION 5.12 Insurance. The Lead Arrangers and the Collateral Agent shall have received, certificates of insurance in form and substance reasonably satisfactory to the Lead Arrangers, evidencing coverage required to be maintained pursuant to each Loan Document and naming the Collateral Agent as loss payee or additional insured, as applicable.

     SECTION 5.13 Opinions of Counsel. The Lead Arrangers shall have received opinions, dated the Closing Date and addressed to the Lead Arrangers, the Agents and all Lenders, from
     (a) Kirkland & Ellis LLP, counsel to the Obligors, in form and substance reasonably satisfactory to the Lead Arrangers; and
     (b) Maryland counsel to the Company, in form and substance, and from counsel, reasonably satisfactory to the Lead Arrangers.
     SECTION 5.14 Closing Fees, Expenses, etc. The Lead Arrangers shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and, if then invoiced, 10.3.
     SECTION 5.15 Form 10. The financial information concerning the Branded Apparel Business, the Company, the Borrower and its Subsidiaries and the management, corporate and legal structure of the Company, the Borrower and each of the Subsidiary Guarantors contained in the Company’s Form 10 filed with the Securities and Exchange Commission in connection with the Spin-Off, including all amendments and modifications thereto, shall be consistent in all material respects with the information previously provided to the Lead Arrangers and the other Lenders.
     SECTION 5.16 Litigation. There shall exist no action, suit, investigation or other proceeding pending or threatened in writing in any court or before any arbitrator or governmental or regulatory agency or authority that could reasonably be expected to have a Material Adverse Effect.
     SECTION 5.17 Approval. All material and necessary governmental and third party consents and approvals shall have been obtained (without the imposition of any material and adverse conditions that are not reasonably acceptable to the Lenders) and shall remain in effect and all applicable waiting periods shall have expired without any material and adverse action being taken by any competent authority. The Lead Arrangers shall be reasonably satisfied that the Spin-Off is to be consummated and the Dividend issued, in each case in accordance with applicable laws and governmental regulations.
     SECTION 5.18 Debt Rating. The Company shall have obtained a senior secured debt rating (of any level) in respect of the Loans from each of S&P and Moody’s, which ratings (of any level) shall remain in effect on the Closing Date.
     SECTION 5.19 Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of any Obligor on or before the Closing Date shall be reasonably satisfactory in form and substance to the Lead Arrangers, and the Lead Arrangers shall have received all information, approvals, opinions, documents or instruments as the Lead Arrangers or their counsel may reasonably request.
     SECTION 5.20 Compliance with Warranties, No Default, etc. Both before and after giving effect to any Loan (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

     (a) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and
     (b) no Default shall have then occurred and be continuing.
     SECTION 5.21 Borrowing Request, etc. The Administrative Agent shall have received a Borrowing Request. Each of the delivery of a Borrowing Request and the acceptance by the Borrower of the proceeds of such Loan shall constitute a representation and warranty by the Borrower that on the date of such Loan (both immediately before and after giving effect to such Loan and the application of the proceeds thereof) the statements made in Section 5.20 are true and correct.
ARTICLE VI
REPRESENTATIONS AND WARRANTIES
     In order to induce the Secured Parties to enter into this Agreement and to make Loans hereunder, the Company and the Borrower represent and warrant to each Secured Party, after giving effect to the consummation of the IP Purchase and the Spin-Off, as set forth in this Article.
     SECTION 6.1 Organization, etc. Each Obligor (i) is validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, (ii) is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification, except where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect and (iii) has full organizational power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under each Loan Document to which it is a party, and except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect, to (a) own and hold under lease its property and (b) to conduct its business substantially as currently conducted by it.
     SECTION 6.2 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Obligor of each Loan Document executed or to be executed by it, each Obligor’s participation in the consummation of all aspects of the Transaction, and the execution, delivery and performance by the Company or (if applicable) any Obligor of the agreements executed and delivered by it in connection with the Transaction are in each case within such Person’s powers, have been duly authorized by all necessary action, and do not
     (a) contravene any (i) Obligor’s Organic Documents, (ii) court decree or order binding on or affecting any Obligor or (iii) law or governmental regulation binding on or affecting any Obligor; or
     (b) result in (i) or require the creation or imposition of, any Lien on any Obligor’s properties (except as permitted by this Agreement) or (ii) a default under any material contractual restriction binding on or affecting any Obligor.

     SECTION 6.3 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Closing Date will be, duly obtained or made and which are, or on the Closing Date will be, in full force and effect) is required for the consummation of the Transaction or the due execution, delivery or performance by any Obligor of any Loan Document to which it is a party, or for the due execution, delivery and/or performance of Transaction Documents, in each case by the parties thereto or the consummation of the Transaction. Neither the Company nor any of its Subsidiaries is required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
     SECTION 6.4 Validity, etc. Each Obligor has duly executed and delivered each of the Loan Documents and each of the Transaction Documents to which it is a party, and each Loan Document and each Transaction Document to which any Obligor is a party constitutes the legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with their respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).
     SECTION 6.5 Financial Information. The financial statements of the Company and its Subsidiaries furnished to the Administrative Agent and each Lender pursuant to Section 5.6 (other than forecasts, projections, budgets and forward-looking information) have been prepared in accordance with GAAP consistently applied (except where specifically so noted on such financial statements), and present fairly in all material respects the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended. All balance sheets, all statements of income and of cash flow and all other financial information of each of the Company and its Subsidiaries furnished pursuant to Section 7.1.1 have been and will for periods following the Closing Date be prepared in accordance with GAAP consistently applied with the financial statements delivered pursuant to Section 5.6, and do or will present fairly in all material respects the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended. Notwithstanding anything contained herein to the contrary, it is hereby acknowledged and agreed by the Administrative Agent, each Lead Arranger and each Lender that (i) any financial or business projections furnished to the Administrative Agent, any Lead Arranger or any Lender by the Company or any of its Subsidiaries under any Loan Document are subject to significant uncertainties and contingencies, which may be beyond the Company’s and/or its Subsidiaries’ control, (ii) no assurance is given by any of the Company or its Subsidiaries that the results forecast in any such projections will be realized and (iii) the actual results may differ from the forecast results set forth in such projections and such differences may be material.
     SECTION 6.6 No Material Adverse Change. There has been no material adverse change in the business, financial condition, operations, performance or assets of the Company and its Subsidiaries, taken as a whole, since July 2, 2005.

     SECTION 6.7 Litigation, Labor Controversies, etc. There is no pending or, to the knowledge of the Company or any of its Subsidiaries, threatened (in writing) litigation, action, proceeding, labor controversy or investigation:
     (a) affecting the Company, any of its Subsidiaries or any other Obligor, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect; or
     (b) which purports to affect the legality, validity or enforceability of any Loan Document, the Transaction Documents or the Transaction.
     SECTION 6.8 Subsidiaries. The Company has no Subsidiaries, except those Subsidiaries which are (a) identified in Item 6.8 of the Disclosure Schedule, (b) permitted to have been organized or acquired in accordance with Sections 7.2.5 or 7.2.10 or (c) a Foreign Supply Chain Entity that has been redesignated as a Foreign Subsidiary.
     SECTION 6.9 Ownership of Properties. The Company and each of its Subsidiaries (other than a Receivables Subsidiary) owns (a) in the case of owned real property, good and legal title to, (b) in the case of owned personal property, good and valid title to, and (c) in the case of leased real or personal property, valid and enforceable (subject to bankruptcy, insolvency, reorganization or similar laws) leasehold interests (as the case may be) in, all of its properties and assets, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Permitted Liens. Set forth in Item 6.9 of the Disclosure Schedule is a true and complete list of each Mortgaged Property.
     SECTION 6.10 Taxes. The Company and each of its Subsidiaries has filed all material tax returns and reports required by law to have been filed by it and has paid all Taxes thereby shown to be due and owing, except any such Taxes which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books or except to the extent such failure could not reasonably be expected to result in a Material Adverse Effect.
     SECTION 6.11 Pension and Welfare Plans. During the twelve-consecutive-month period prior to the Closing Date and prior to the date of any Loan hereunder, no steps have been taken to terminate any Pension Plan which has caused or could reasonably be expected to cause Company or any Subsidiary to incur any liability, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA with respect to any assets of Company or any Subsidiary. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Company of any material liability, fine or penalty.
     SECTION 6.12 Environmental Warranties.
     (a) All facilities and property (including underlying groundwater) owned or leased by the Company or any of its Subsidiaries have been, and continue to be, owned or leased by the Company and its Subsidiaries in compliance with all Environmental Laws, except for any such noncompliance which could not reasonably be expected to have a Material Adverse Effect;

     (b) there have been no past, and there are no pending or, to the Company’s knowledge (after due inquiry), threatened (in writing) (i) claims, complaints, notices or requests for information received by the Company or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or (ii) complaints, notices or inquiries to the Company or any of its Subsidiaries regarding potential liability under any Environmental Law except for claims, complaints, notices, requests for information or inquiries with respect to violations of or potential liability under any Environmental Laws that could not reasonably be expected to have a Material Adverse Effect;
     (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned, operated or leased by the Company or any of its Subsidiaries that have had, or could reasonably be expected to have, a Material Adverse Effect;
     (d) the Company and its Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters, except for any such non-issuance or any such noncompliance which could not reasonably be expected to have a Material Adverse Effect;
     (e) no property now or, to the Company’s knowledge (after due inquiry), previously owned, operated or leased by the Company or any of its Subsidiaries is listed or proposed for listing (with respect to owned, operated property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up, which listing could reasonably be expected to have a Material Adverse Effect;
     (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned, operated or leased by the Company or any of its Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;
     (g) neither the Company nor any Subsidiary has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which could reasonably be expected to lead to material claims against the Company or such Subsidiary for any remedial work, damage to natural resources or personal injury, including claims under CERCLA which, if adversely resolved could, in any of the foregoing cases, reasonably be expected to have a Material Adverse Effect;
     (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned, operated or leased by the Company or any Subsidiary that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect; and

     (i) no conditions exist at, on or under any property now or, to the knowledge of the Company (after due inquiry), previously owned, operated or leased by the Company which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law, except for such liability that could not reasonably be expected to have a Material Adverse Effect.
     SECTION 6.13 Accuracy of Information. None of the factual information (other than projections, forecasts, budgets and forward-looking information) heretofore or contemporaneously furnished in writing to any Secured Party by or on behalf of any Obligor in connection with any Loan Document or any transaction contemplated hereby (including the Transaction) (taken as a whole) contains any untrue statement of a material fact, or omits to state any material fact necessary to make any such information not materially misleading as of the date such information was furnished; provided however that (i) any financial or business projections furnished to the Administrative Agent, any Lead Arranger or any Lender by the Company or any of its Subsidiaries under any Loan Document are subject to significant uncertainties and contingencies, which may be beyond the Company’s and/or its Subsidiaries’ control, (ii) no assurance is given by any of the Company or its Subsidiaries that the results forecast in any such projections will be realized and (iii) the actual results may differ from the forecast results set forth in such projections and such differences may be material.
     SECTION 6.14 Regulations U and X. No Obligor is engaged in the business of extending credit for the purpose of buying or carrying margin stock, and no proceeds of any Loans will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or Regulation X. Terms for which meanings are provided in F.R.S. Board Regulation U or Regulation X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.
     SECTION 6.15 Compliance with Contracts, Laws, etc. The Company and each of its Subsidiaries have performed their obligations under agreements to which the Company or a Subsidiary is a party and have complied with all applicable laws, rules, regulations and orders except were the failure to do so could not reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries (a) are not listed on the “Specially Designated Nationals and Blocked Person List” maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury, or included in any executive orders relating thereto and (b) have used the proceeds of the Loans without violating in any material respect any of the foreign asset control regulations of OFAC or any enabling statute or executive order relating thereto having the force of law.
     SECTION 6.16 Solvency. The Company and its Subsidiaries (taken as a whole), both before and after giving effect to any Loans, are Solvent.
ARTICLE VII
COVENANTS
     SECTION 7.1 Affirmative Covenants. The Company agrees with each Lender and each Agent that until the Termination Date has occurred, the Company will, and will cause its Subsidiaries to, perform or cause to be performed the obligations set forth below. The Borrower agrees with each Lender and each Agent that after giving effect to the consummation of the IP Purchase and the Spin-Off until the Termination Date has occurred, the Borrower will perform, comply with and be bound by all of the agreements, covenants and obligations contained in this Article which are applicable to the Borrower or its properties.
     SECTION 7.1.1 Financial Information, Reports, Notices, etc. The Company will furnish each Lender and the Administrative Agent copies of the following financial statements, reports, notices and information:
     (a) within the earlier of (i) 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year and (ii) so long as the Company is a public reporting company at such time, such earlier date as the SEC requires the filing of such information (or if the Company is required to file such information on a Form 10-Q with the SEC, promptly following such filing), an unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of the Company and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case), in comparative form, the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct in all material respects (subject to audit, normal year-end adjustments and the absence of footnote disclosure) by the chief financial officer, chief executive officer, president, treasurer or assistant treasurer of the Company;
     (b) within the earlier of (i) 90 days after the end of each Fiscal Year and (ii) so long as the Company is a public reporting company at such time, such earlier date as the SEC requires the filing of such information (or if the Company is required to file such information on a Form 10-K with the SEC, promptly following such filing), (i) a copy of the consolidated balance sheet of the Company and its Subsidiaries, and the related consolidated statements of income and cash flow of the Company and its Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by Pricewaterhouse Coopers LLP or such other independent public accountants selected by the Company and reasonably acceptable to the Administrative Agent, which shall include a calculation of the financial covenants set forth in Section 7.2.4 and stating that, in performing the examination necessary to deliver the audited financial statements of the Company, no knowledge was obtained of any Event of Default with respect to financial matters and (ii) a consolidated budget (within level of detail comparable to the quarterly financial statements delivered pursuant to clause (a)) for the following Fiscal Year including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for such following Fiscal Year;
     (c) concurrently with the delivery of the financial information pursuant to clauses (a) and (b), a Compliance Certificate, executed by the chief financial officer, chief executive officer, president, treasurer or assistant treasurer of the Company, (i) showing compliance with the financial covenants set forth in Section 7.2.4 and stating that no Default has occurred and is continuing (or, if a Default has occurred, specifying the details of such Default and the action that the Company or an Obligor has taken or proposes to take with respect thereto), (ii) stating that no Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate (or, if a Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate, a statement that such Subsidiary has complied with Section 7.1.8 if applicable) and (iii) in the case of a Compliance Certificate delivered concurrently with the financial information pursuant to clause (b), a calculation of Excess Cash Flow;
     (d) as soon as possible and in any event within three Business Days after the Company or any other Obligor obtains knowledge of the occurrence of a Default, a statement of an Authorized Officer on behalf of the Company setting forth details of such Default and the action which the Company or such Obligor has taken and proposes to take with respect thereto;
     (e) as soon as possible and in any event within three Business Days after the Company or any other Obligor obtains knowledge of (i) the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in Section 6.7 or (ii) any other event, change or circumstance that has had, or could reasonably be expected to have, a Material Adverse Effect, notice thereof and, to the extent the Administrative Agent requests, copies of all documentation relating thereto, if any;
     (f) within three Business Days after the sending or filing thereof, copies of all reports, notices, prospectuses and registration statements which any Obligor files with the SEC or any national securities exchange; provided that such delivery shall be deemed to have been made upon delivery of notice to the Administrative Agent that such statements or reports are available on the Internet via the EDGAR system of the SEC;
     (g) promptly upon becoming aware of (i) the institution of any steps by any Person to terminate any Pension Plan, (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, (iii) the taking of any action with respect to a Pension Plan which could result in the requirement that any Obligor furnish a bond or other security to the PBGC or such Pension Plan, or (iv) the occurrence of any event with respect to any Pension Plan which could reasonably be expected to result in the incurrence by any Obligor of any material liability, fine or penalty, notice thereof and copies of all documentation relating thereto;
     (h) promptly upon receipt thereof, copies of all final “management letters” submitted to the Company or any other Obligor by the independent public accountants referred to in clause (b) in connection with each audit made by such accountants;
     (i) promptly following the mailing or receipt of any notice or report (other than identical reports or notices delivered hereunder) delivered under the terms of the First Lien Loan Documents, the Bridge Loan Documents or the Senior Note Documents, copies of such notice or report;

     (j) all Patriot Act Disclosures, to the extent reasonably requested by the Administrative Agent or any Lender; and
     (k) such other financial and other information as any Lender through the Administrative Agent may from time to time reasonably request (including information and reports in such detail as the Administrative Agent may request with respect to the terms of and information provided pursuant to the Compliance Certificate).
Information required to be delivered pursuant to clauses (a) and (b) of Section 7.1.1 shall be deemed to have been delivered to the Administrative Agent on the date on which the Company provides written notice to the Administrative Agent that such information is available on the Internet via the EDGAR system of the SEC (to the extent such information is available as described in such notice). Information required to be delivered pursuant to this Section 7.1.1 may also be delivered by electronic communication pursuant to procedures approved by the Administrative Agent pursuant to Section 9.11.
     SECTION 7.1.2 Maintenance of Existence; Material Obligations; Compliance with Contracts, Laws, etc. The Company will, and will cause each of its Subsidiaries to, preserve and maintain its legal existence, rights (charter and statutory), franchises, permits, licenses and approvals (in each case, except as otherwise permitted by Section 7.2.10), perform in all respects their obligations, including obligations under agreements to which the Company or a Subsidiary is a party, and comply in all respects with all applicable laws, rules, regulations and orders, including the payment (before the same become delinquent), of all obligations, including all Taxes imposed upon the Company or its Subsidiaries or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of the Company or its Subsidiaries, as applicable except, in each case, where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
     SECTION 7.1.3 Maintenance of Properties. Except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect the Company will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its and their respective properties in good repair, working order and condition (ordinary wear and tear, casualty and condemnation excepted), and make necessary repairs, renewals and replacements so that the business carried on by the Company and its Subsidiaries may be properly conducted at all times, unless the Company or such Subsidiary determines in good faith that the continued maintenance of such property is no longer economically desirable, necessary or useful to the business of the Company or any of its Subsidiaries or the Disposition of such property is otherwise permitted by Sections 7.2.10 or 7.2.11.
     SECTION 7.1.4 Insurance. The Company will, and will cause each of its Subsidiaries to maintain:
     (a) insurance on its property with financially sound and reputable insurance companies against loss and damage in at least the amounts (and with only those deductibles) customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as the Company and its Subsidiaries; and
     (b) all worker’s compensation, employer’s liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.
Without limiting the foregoing, all insurance policies required pursuant to this Section shall (i) name the Collateral Agent on behalf of the Secured Parties as mortgagee (in the case of property insurance) or additional insured (in the case of liability insurance), as applicable, and provide that no cancellation or modification of the policies will be made without thirty days’ prior written notice to the Collateral Agent and (ii) without duplication, be in addition to any requirements to maintain specific types of insurance contained in the other Loan Documents.
     SECTION 7.1.5 Books and Records. The Company will, and will cause each of its Subsidiaries to, keep books and records in accordance with GAAP which accurately reflect in all material respects all of its business affairs and transactions and permit each Secured Party or any of their respective representatives, at reasonable times during normal business hours and intervals upon reasonable notice to the Company and except after the occurrence and during the continuance of an Event of Default not more frequently than once per Fiscal Year, to visit each Obligor’s offices, to discuss such Obligor’s financial matters with its officers and employees, and its independent public accountants (provided that management of the Company shall be notified and allowed to be present at all such meetings and the Company hereby authorizes such independent public accountant to discuss each Obligor’s financial matters with each Secured Party or their representatives) and to examine (and photocopy extracts from) any of its books and records. The Company shall pay any reasonable fees of such independent public accountant incurred in connection with any Secured Party’s exercise of its rights pursuant to this Section.
     SECTION 7.1.6 Environmental Law Covenant. The Company will, and will cause each of its Subsidiaries to:
     (a) use and operate all of its and their facilities and properties in compliance with all Environmental Laws, keep all permits, approvals, certificates, licenses and other authorizations required under Environmental Laws in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, in each case except where failure to do so could not reasonably be expected to have a Material Adverse Effect; and
     (b) promptly notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties in respect of, or as to compliance with, Environmental Laws, the subject matter of which could reasonably be expected to have a Material Adverse Effect, and shall promptly resolve any non-compliance with Environmental Laws (except as could not reasonably be expected to have a Material Adverse Effect) and keep its property free of any Lien imposed by any Environmental Law.

     SECTION 7.1.7 Use of Proceeds. The Borrower will apply the proceeds of the Loans to finance the IP Purchase and to pay the fees, costs and expenses related to the IP Purchase.
     SECTION 7.1.8 Future Guarantors, Security, etc. Subject to Section 7.1.11, the Company will, and will cause each U.S. Subsidiary to, execute any documents, authorize the filing of Filing Statements, execute agreements and instruments, and take all commercially reasonable further action (including filing Mortgages to the extent required hereby) that may be required under applicable law, or that the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority (subject to Permitted Liens) of the Liens created or intended to be created by the Loan Documents. Subject to the terms, conditions and restrictions set forth in the Intercreditor Agreement, the Company will cause any subsequently acquired or organized U.S. Subsidiary to execute a supplement (in form and substance reasonably satisfactory to the Administrative Agent) to the Guaranty and each other applicable Loan Document in favor of the Secured Parties. In addition, subject to the terms, conditions and restrictions set forth in the Intercreditor Agreement, from time to time, each of the Borrower and the Company will, at its own cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected Liens with respect to such of its assets and properties as the Administrative Agent or the Required Lenders shall designate, it being agreed that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the assets of the Company and its U.S. Subsidiaries and personal property acquired subsequent to the Closing Date; provided that (a) neither the Company nor its U.S. Subsidiaries shall be required to pledge more than 65% of the Voting Securities of any Foreign Subsidiary that is directly owned by any Obligor, (b) neither the Company nor any U.S. Subsidiary shall be required to create or perfect any security interest in any leased real property or any owned real property with a fair market value (as determined by the Company in good faith) less than $2,000,000, (c) to the extent the Organic Documents of a Foreign Supply Chain Entity (regardless of a redesignation as a Foreign Subsidiary) prohibit the creation or perfection of a security interest in the Capital Securities of such Foreign Supply Chain Entity, no Obligor will be required to create or perfect a security interest in such Capital Securities and (d) the Company will not be required to execute and deliver any Foreign Pledge Agreement with respect to any Foreign Subsidiary (i) whose assets are valued (as reasonably determined by the Company) at less than $25,000,000 or (ii) if the Company and the Administrative Agent reasonably determine that it is commercially impractical to deliver a Foreign Pledge Agreement in such jurisdiction. Such Liens will be created under the Loan Documents in form and substance reasonably satisfactory to the Agents, and the Company shall deliver or cause to be delivered to the Agents all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Administrative Agent shall reasonably request to evidence compliance with this Section.
     SECTION 7.1.9 Hedging Agreements. Within 60 days following the Closing Date, the Company and/or the Borrower will enter into interest rate swap, cap, collar or similar arrangements with a First Lien Lender, Lender or any other Person reasonably acceptable to the Lenders designed to protect the Company and/or the Borrower against fluctuations in interest rates for a period of at least three years from the Closing Date, in an amount that would cause not less than 50% of the Indebtedness outstanding, under the Loan Documents, the First Lien Loan

Documents, the Bridge Loan Documents and the Senior Note Documents to bear interest at a fixed rate.
     SECTION 7.1.10 Maintenance of Ratings. The Borrower will use its commercially reasonable efforts to cause a senior secured credit rating with respect to the Loans from each of S&P and Moody’s to be available at all times until the Stated Maturity Date.
     SECTION 7.1.11 Post-Closing Obligations.
     (a) Foreign Pledge Agreements. Within 90 days after the Closing Date (or such later dates from time to time as consented to by the Administrative Agent in its reasonable discretion), all Foreign Pledge Agreements shall have been duly executed and delivered by all parties thereto and shall remain in full force and effect, and all Liens granted to the Collateral Agent thereunder shall be duly perfected to provide the Collateral Agent with a security interest in and Lien on all collateral granted thereunder free and clear of other Liens, except to the extent reasonably consented to by the Administrative Agent; provided that the Administrative Agent may waive the requirement to perfect a pledge on the Capital Securities of any Foreign Subsidiary otherwise required to be pledged hereunder if they determine, in their reasonable discretion, that the value of the assets owned by such Foreign Subsidiary or the EBITDA generated by such Foreign Subsidiary, is immaterial when taken as a whole.
     (b) Mortgages. Subject to the limitation in clause (d) of Section 7.1.8, within 90 days after the Closing Date (or such later dates from time to time as consented to by the Administrative Agent in its reasonable discretion), the Agents shall have received counterparts of each Mortgage with respect to a Mortgaged Property, duly executed and delivered by the applicable Obligor, together with:
     (i) evidence of the completion (or reasonably satisfactory arrangements for the completion) of all recordings and filings of each Mortgage as necessary to create a valid, perfected first priority (subject to Permitted Liens) Lien against the properties purported to be covered thereby;
     (ii) mortgagee’s title insurance policies in favor of the Collateral Agent for the benefit of the Secured Parties in amounts not exceeding the fair market value of the insured property and in form and substance and issued by insurers, reasonably satisfactory to the Lead Arrangers, with respect to the property purported to be covered by each Mortgage, insuring that title to such property is marketable and that the interests created by each Mortgage constitute valid first Liens thereon (subject to Permitted Liens), and, if required by the Lead Arrangers and if available, shall include revolving credit endorsement, comprehensive endorsement, variable rate endorsement, access and utilities endorsements, mechanic’s lien endorsement and such other endorsements as the Lead Arrangers shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

     (iii) mortgage releases releasing any mortgage in favor of any other Person on any Mortgaged Property.
     (c) Excluded Contracts. The Company agrees to use commercially reasonable efforts to cause the Excluded Contracts to become owned by the Company or the applicable Subsidiary within 180 days of the Closing Date.
     (d) Foreign Stock Certificates. Within 10 Business Days following the Closing Date (or such later dates from time to time as consented to by the Administrative Agent in its reasonable discretion), the Company agrees to deliver certificates (in each case accompanied by undated instruments of transfer duly executed in blank) evidencing, 65% of the issued and outstanding Voting Securities (to the extent certificated and permitted by applicable law to be removed from any particular jurisdiction) of each Foreign Subsidiary (together with all the issued and outstanding non-voting Capital Securities (to the extent certificated and permitted by applicable law to be removed from any particular jurisdiction) of such Foreign Subsidiary) directly owned by each Obligor to the extent not previously delivered, together with a revised Schedule I to the Security Agreement accurately reflecting the newly delivered certificates.
     (e) Spin-Off Related Transfers. Within 180 days following the Closing Date (or such later dates from time to time as consented to by the Administrative Agent in its reasonable discretion), the Company will (i) cause Hanesbrands Philippines, Inc.; HBI Sourcing Asia Limited; Sara Lee Apparel International (Shanghai) Co. Ltd. (to be renamed Hanesbrands International (Shanghai) Co. Ltd.); Sara Lee Apparel India Private Limited (to be renamed Hanesbrands India Private Limited); and SL Sourcing India Private Ltd. (to be renamed HBI Sourcing India Private Ltd.) to become Subsidiaries of the Company, (ii) own 50% of the issued and outstanding Capital Securities of Playtex Marketing Corporation and (iii) consummate the transfer of assets relating to the Branded Apparel Business from SL Hong Kong Ltd., Sara Lee Philippines Inc. and Hanesbrands Philippines Inc. to Subsidiaries of the Company. The Company represents and warrants that the fair market value of the assets to be transferred pursuant to this clause have a fair market value of less than $6,500,000.
     (f) NT Investment Company, Inc. Within three Business Days following the Closing Date, the Company shall cause NT Investment Company, Inc. to be in good standing (and deliver to the Administrative Agent a copy of the good standing certificate) in the State of Delaware.
     SECTION 7.2 Negative Covenants. The Company covenants and agrees with each Lender and each Agent that until the Termination Date has occurred, the Company will, and will cause its Subsidiaries to, perform or cause to be performed the obligations set forth below. Subject to the terms, conditions and restrictions set forth in the Intercreditor Agreement, the Company covenants and agrees with each Lender and each Agent that after giving effect to the consummation of the IP Purchase and the Spin-Off until the Termination Date has occurred, the Company will perform, comply with and be bound by all of the agreements, covenants and obligations contained in this Article which are applicable to the Company or its properties.

     SECTION 7.2.1 Business Activities; Accounting Policies. The Company will not, and will not permit any of its Subsidiaries to, (a) engage in any business activity except those business activities engaged in on the date of this Agreement and activities reasonably related, supportive, complementary, ancillary or incidental thereto or reasonable extensions thereof or (b) change its accounting policies or financial reporting practices from such policies and practices in effect of the Closing Date, including any change to the ending dates with respect to the Company and its Subsidiaries’ Fiscal Year (except to the extent set forth in the definition thereof) or Fiscal Quarters.
     SECTION 7.2.2 Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, other than:
     (a) Indebtedness in respect of the Obligations;
     (b) unsecured Indebtedness of the Obligors (i) under the Senior Note Documents and the Bridge Loan Documents in an aggregate principal amount not to exceed $500,000,000, as such amount is reduced on or after the Closing Date in accordance with the terms hereof and (ii) under senior notes whether issued pursuant to a supplement to the Senior Note Indenture or any other senior note indenture, the terms of which are reasonably satisfactory to the Administrative Agent, so long as (x) the aggregate principal amount thereunder does not exceed $500,000,000 and (y) the proceeds therefor are applied to repay Loans in accordance with clause (h) of Section 3.1.1;
     (c) Indebtedness existing as of the Closing Date which is identified in Item 7.2.2(c) of the Disclosure Schedule, and refinancings, refundings, reallocations, renewals or extensions of such Indebtedness in a principal amount not in excess of that which is outstanding on the Closing Date (as such amount has been reduced following the Closing Date);
     (d) unsecured Indebtedness (i) incurred in the ordinary course of business of the Company and its Subsidiaries (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of the Company or such Subsidiary) and (ii) in respect of performance, surety or appeal bonds provided in the ordinary course of business, but excluding (in each case), Indebtedness incurred through the borrowing of money or Contingent Liabilities of borrowed money;
     (e) Indebtedness (i) in respect of industrial revenue bonds or other similar governmental or municipal bonds, (ii) evidencing the deferred purchase price of newly acquired property or incurred to finance the acquisition of equipment of the Company and its Subsidiaries (pursuant to purchase money mortgages or otherwise, whether owed to the seller or a third party) used in the ordinary course of business of the Company and its Subsidiaries (provided that, such Indebtedness is incurred within 270 days of the acquisition of such property) and (iii) in respect of Capitalized Lease Liabilities; provided that, the aggregate amount of all Indebtedness outstanding pursuant to this clause shall not at any time exceed $180,000,000;
     (f) Indebtedness of (i) an Obligor owing to any other Obligor and of (ii) any Subsidiary (other than a Receivables Subsidiary and the Borrower) that is not a Subsidiary Guarantor or any Foreign Supply Chain Entity owing to an Obligor, which Indebtedness (A) shall, if payable to the Company, the Borrower or a Subsidiary Guarantor, not be discharged for any consideration other than payment in full or in part in cash or through the conversion of such Indebtedness to equity (provided that only the amount repaid in part shall be discharged); and (B) shall not (when aggregated with the amount of Investments made by the Company, the Borrower and the Subsidiary Guarantors in Subsidiaries which are not Subsidiary Guarantors and in Foreign Supply Chain Entities under clause (e)(i) of Section 7.2.5 and Indebtedness converted to equity pursuant to clause (f)(ii)(A)), exceed $330,000,000 at any one time outstanding;
     (g) unsecured Indebtedness (not evidenced by a note or other instrument) of an Obligor owing to a Subsidiary (other than the Borrower) that is not a Subsidiary Guarantor and has previously executed and delivered to the Administrative Agent the Interco Subordination Agreement;
     (h) Indebtedness of the Obligors incurred pursuant to the terms of the First Lien Loan Documents in a principal amount not to exceed the Maximum First Lien Debt Amount (as defined in the Intercreditor Agreement), as such amount is reduced on or after the Closing Date in accordance with the terms hereof;
     (i) Indebtedness of a Person existing at the time such Person became a Subsidiary of the Company, but only if such Indebtedness was not created or incurred in contemplation of such Person becoming a Subsidiary and the aggregate outstanding amount of all Indebtedness existing pursuant to this clause does not exceed $120,000,000 at any time;
     (j) Indebtedness incurred pursuant to a Permitted Securitization and Standard Securitization Undertakings;
     (k) unsecured Indebtedness of the Company and its Subsidiaries incurred to (i) finance Permitted Acquisitions (including obligations of the Company and its Subsidiaries under indemnification, adjustment of purchase price, earn-out, incentive, non-compete, consulting, deferred compensation or other similar arrangements incurred by such Person in connection therewith) or (ii) refinance any other Indebtedness permitted to be incurred under clauses (a), (b), (e), (i) and (n) of this Section 7.2.2;
     (l) Indebtedness in respect of Hedging Obligations entered into in the ordinary course of business and not for speculative purposes;
     (m) Indebtedness of any Foreign Subsidiary owing to any other Foreign Subsidiary;

     (n) Indebtedness (whether unsecured or secured by Liens) of Foreign Subsidiaries in an aggregate outstanding principal amount not to exceed $180,000,000 at any one time outstanding and Contingent Liabilities of any Obligor in respect thereof;
     (o) Indebtedness incurred in the ordinary course of business in connection with cash pooling arrangements, cash management and other Indebtedness incurred in the ordinary course of business in respect of netting services, overdraft protections and similar arrangements in each case in connection with cash management and deposit accounts;
     (p) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business;
     (q) unsecured Indebtedness of Company and its Subsidiaries representing the obligation of such Person to make payments with respect to the cancellation or repurchase of Capital Securities of officers, employees or directors (or their estates) of the Company or such Subsidiaries; and
     (r) other Indebtedness of the Company and its Subsidiaries (other than Indebtedness of Foreign Subsidiaries owing to the Company or Subsidiary Guarantors or of a Receivables Subsidiary) in an aggregate amount at any time outstanding not to exceed $120,000,000;
provided that, no Indebtedness otherwise permitted by clauses (c), (e), (f)(ii), (i), (k) or (r) shall be assumed, created or otherwise incurred if an Event of Default has occurred and is then continuing.
     SECTION 7.2.3 Liens. The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien upon any of its property (including Capital Securities of any Person), revenues or assets, whether now owned or hereafter acquired, except the following (collectively “Permitted Liens”):
     (a) Liens securing payment of the Obligations;
     (b) Liens in connection with a Permitted Securitization;
     (c) Liens existing as of the Closing Date and disclosed in Item 7.2.3(c) of the Disclosure Schedule securing Indebtedness described in clause (c) of Section 7.2.2, and refinancings, refundings, reallocations, renewals or extensions of such Indebtedness; provided that, no such Lien shall encumber any additional property (except for accessions to such property and the products and proceeds thereof ) and the amount of Indebtedness secured by such Lien is not increased from that existing on the Closing Date;
     (d) Liens securing Indebtedness of the type permitted under clause (e) of Section 7.2.2; provided that, (i) such Lien is granted within 270 days after such Indebtedness is incurred, (ii) the Indebtedness secured thereby does not exceed the lesser of the cost or the fair market value of the applicable property, improvements or equipment at the time of such acquisition (or construction) and (iii) such Lien secures only the assets that are the subject of the Indebtedness referred to in such clause;
     (e) Liens securing Indebtedness permitted by clause (i) of Section 7.2.2; provided that such Liens existed prior to such Person becoming a Subsidiary, were not created in anticipation thereof and attach only to specific tangible assets of such Person;
     (f) Liens in favor of carriers, warehousemen, mechanics, repairmen, materialmen, customs and revenue authorities and landlords and other similar statutory Liens and Liens in favor of suppliers (including sellers of goods pursuant to customary reservations or retention of title, in each case) granted in the ordinary course of business for amounts not overdue for a period of more than 60 days or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books or with respect to which the failure to make payment could not reasonably be expected to have a Material Adverse Effect;
     (g) (i) Liens incurred or deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases, trade contracts or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety and appeal bonds or performance bonds, performance and completion guarantees and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business and (ii) obligations in respect of letters of credit or bank guarantees that have been posted to support payment of the items set forth in the immediately preceding clause (i);
     (h) judgment Liens that are being appealed in good faith or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and which do not otherwise result in an Event of Default under Section 8.1.6;
     (i) easements, rights-of-way, covenants, conditions, building codes, restrictions, reservations, minor defects or irregularities in title and other similar encumbrances and matters that would be disavowed by a full survey of real property not interfering in any material respect with the value or use of the affected or encumbered real property to which such Lien is attached;
     (j) Liens securing Indebtedness permitted by clause (h) (subject to the Intercreditor Agreement) or (n) of Section 7.2.2;
     (k) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution and Liens attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business;

     (l) (i) licenses, sublicenses, leases or subleases granted to third Persons in the ordinary course of business not interfering in any material respect with the business of the Company or any of its Subsidiaries, (ii) other agreements with respect to the use and occupancy of real property entered into in the ordinary course of business or in connection with a Disposition permitted under the Loan Documents or (iii) the rights reserved or vested in any Person by the terms of any lease, license, franchise, grant or permit held by Company or any of its Subsidiaries or by a statutory provision, to terminate any such lease, license, franchise, grant or permit, or to require annual or periodic payments as a condition to the continuance thereof;
     (m) Liens on the property of the Company or any of its Subsidiaries securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, licenses and statutory obligations, (ii) Contingent Obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business;
     (n) Liens on Receivables transferred to a Receivables Subsidiary under a Permitted Securitization;
     (o) Liens upon specific items or inventory or other goods and proceeds of the Company or any of its Subsidiaries securing such Person’s obligations in respect of bankers’ acceptances or documentary letters of credit issued or created for the account of such Person to facilitate the shipment or storage of such inventory or other goods;
     (p) Liens (i) (A) on advances of cash or Cash Equivalent Investments in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 7.2.5 to be applied against the purchase price for such Investment and (B) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.2.11, in each case under this clause (i), solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien and (ii) on earnest money deposits of cash or Cash Equivalent Investments made by the Company or any of its Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;
     (q) Liens arising from precautionary Uniform Commercial Code financing statement filings (or similar filings under other applicable Law) regarding leases entered into by the Company or any of its Subsidiaries in the ordinary course of business;
     (r) Liens (i) arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods (including under Article 2 of the UCC) and Liens that are contractual rights of set-off relating to purchase orders and other similar agreements entered into by the Company or any of its Subsidiaries and (ii) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness and (iii) relating to pooled deposit or sweep accounts of any Company or any Subsidiary to permit satisfaction of overdraft or similar obligations in each case in the ordinary course of business and not prohibited by this Agreement;

     (s) other Liens securing Indebtedness or other obligations permitted under this Agreement and outstanding in an aggregate principal amount not to exceed $90,000,000;
     (t) ground leases in respect of real property on which facilities owned or leased by the Company or any of its Subsidiaries are located or any Liens senior to any lease, sub-lease or other agreement under which the Company or any of its Subsidiaries uses or occupies any real property;
     (u) Liens constituting security given to a public or private utility or any Governmental Authority as required in the ordinary course of business;
     (v) pledges or deposits of cash and Cash Equivalent Investments securing deductibles, self-insurance, co-payment, co-insurance, retentions and similar obligations to providers of insurance in the ordinary course of business;
     (w) Liens on (A) incurred premiums, dividends and rebates which may become payable under insurance policies and loss payments which reduce the incurred premiums on such insurance policies and (B) rights which may arise under State insurance guarantee funds relating to any such insurance policy, in each case securing Indebtedness permitted to be incurred pursuant to clause (p) of Section 7.2.2; and
     (x) Liens for Taxes not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books or with respect to which the failure to make payment could not reasonably be expected to have a Material Adverse Effect.
     SECTION 7.2.4 Financial Condition and Operations. The Company will not permit any of the events set forth below to occur.
     (a) The Company will not permit the Leverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:

Period	Leverage Ratio
Each Fiscal Quarter ending between December 15, 2006 and April 15, 2007	6.00:1.00

Each Fiscal Quarter ending between April 16, 2007 and July 15, 2007	5.50:1.00

Each Fiscal Quarter ending between July 16, 2007 and October 15, 2007	5.25:1.00

Period	Leverage Ratio
Each Fiscal Quarter ending between October 16, 2007 and April 15, 2008	5.00:1.00

Each Fiscal Quarter ending between April 16, 2008 and October 15, 2008	4.75:1.00

Each Fiscal Quarter ending between October 16, 2008 and April 15, 2009	4.50:1.00

Each Fiscal Quarter ending between April 16, 2009 and July 15, 2009	4.25:1.00

Each Fiscal Quarter ending between July 16, 2009 and October 15, 2009	4.00:1.00

Each Fiscal Quarter thereafter	3.75:1.00
     (b) The Company will not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

Period	Interest Coverage Ratio
Each Fiscal Quarter ending between December 15, 2006 and July 15, 2007	1.50:1.00

Each Fiscal Quarter ending between July 16, 2007 and January 15, 2008	1.75:1.00

Each Fiscal Quarter ending between January 16, 2008 and October 15, 2008	2.00:1.00

Each Fiscal Quarter ending between October 16, 2008 and April 15, 2009	2.25:1.00

Each Fiscal Quarter thereafter	2.50:1.00

     SECTION 7.2.5 Investments. The Company will not, and will not permit any of its Subsidiaries to, purchase, make, incur, assume or permit to exist any Investment in any other Person, except:
     (a) Investments existing on the Closing Date and identified in Item 7.2.5(a) of the Disclosure Schedule;
     (b) Cash Equivalent Investments;
     (c) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;
     (d) Investments consisting of any deferred portion (including promissory notes and non-cash consideration) of the sales price received by the Company or any Subsidiary in connection with any Disposition permitted under Section 7.2.11;
     (e) Investments by way of contributions to capital or purchases of Capital Securities (i) by the Company in any Subsidiaries or by any Subsidiary in other Subsidiaries or by the Company or any Subsidiary in any Foreign Supply Chain Entity; provided that, the aggregate amount of intercompany loans made pursuant to clause (f)(ii) of Section 7.2.2, Indebtedness converted into equity pursuant to clause (f)(ii)(A) of Section 7.2.2 and Investments under this clause made by the Company, the Borrower and Subsidiary Guarantors in (x) Subsidiaries that are not Subsidiary Guarantors (other than the Borrower) or (y) any Foreign Supply Chain Entity shall not exceed the amount set forth in clause (f)(ii) of Section 7.2.2 at any one time outstanding, or (ii) by any Subsidiary in the Company;
     (f) Investments constituting (i) accounts receivable arising or acquired, (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;
     (g) Investments by way of the acquisition of Capital Securities or the purchase or other acquisition of all or substantially all of the assets or business of any Person, or of assets constituting a business unit, or line of business or division of, such Person, in each case constituting Permitted Acquisitions in an amount, when aggregated with the amount expended under clause (b) of Section 7.2.10, does not exceed the amount set forth in clause (b) of Section 7.2.10 in any Fiscal Year;
     (h) Investments constituting Capital Expenditures permitted pursuant to Section 7.2.7;

     (i) Investments in a Receivables Subsidiary or any Investment by a Receivables Subsidiary in any other Person under a Permitted Securitization; provided that any Investment in a Receivables Subsidiary is in the form of a Purchase Money Note, contribution of additional receivables and related assets or any equity interests;
     (j) Investments constituting loans or advances to officers, directors or employees made in the ordinary course of business (including for travel, entertainment and relocation expenses) in an aggregate amount not to exceed $12,000,000;
     (k) Investments by any Foreign Subsidiary in any other Foreign Subsidiary;
     (l) Investments in the ordinary course of business consisting of (i) endorsements for collection or deposit, (ii) customary arrangements with customers or (iii) Hedging Obligations not for speculative purposes;
     (m) advances of payroll payments to employees in the ordinary course of business; and
     (n) other Investments in an amount not to exceed $120,000,000 over the term of this Agreement;
provided that (I) any Investment which when made complies with the requirements of the definition of the term “Cash Equivalent Investment” may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and (II) no Investment otherwise permitted by clauses (e)(i) (to the extent such Investment relates to an Investment in a Foreign Subsidiary or a Foreign Supply Chain Entity), (g) or (n) shall be permitted to be made if any Event of Default has occurred and is continuing.
     SECTION 7.2.6 Restricted Payments, etc. The Company will not, and will not permit any of its Subsidiaries (other than a Receivables Subsidiary) to, declare or make a Restricted Payment, or make any deposit for any Restricted Payment, other than (a) Restricted Payments made by Subsidiaries to the Company or wholly owned Subsidiaries, (b) the Dividend, (c) cashless exercises of stock options, (d) cash payments by Company in lieu of the issuance of fractional shares upon exercise or conversion of Equity Equivalents, (e) Restricted Payments in connection with the share repurchases required by the employee stock ownership programs or required under employee agreements, (f) so long as (i) no Specified Default has occurred and is continuing or would result therefrom, and (ii) both before and after giving effect to such Restricted Payment, the Borrower is in pro forma compliance with Section 7.2.4, Permitted Additional Restricted Payments and (g) Restricted Payments made by a Foreign Supply Chain Entity that has been redesignated as a Foreign Subsidiary, to the Persons owning such Foreign Subsidiary’s Capital Securities.
     SECTION 7.2.7 Capital Expenditures.
     (a) Subject (in the case of Capitalized Lease Liabilities), to clause (e) of Section 7.2.2, the Company will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures except Capital Expenditures in an aggregate amount not to exceed $156,000,000 in any Fiscal Year; provided that, to the extent that the amount of Capital Expenditures made by the Company and its Subsidiaries during any Fiscal Year is less than the aggregate amount permitted (including after giving effect to this proviso) for such Fiscal Year, then such unutilized amount may be carried forward and utilized by the Company and its Subsidiaries to make Capital Expenditures in any succeeding Fiscal Year. Notwithstanding anything to the contrary with respect to any Fiscal Year of the Company during which a Permitted Acquisition is consummated and for each Fiscal Year subsequent thereto, the amount of Capital Expenditures permitted under the preceding sentence applicable to each such Fiscal Year shall be increased by an amount equal to 5% of the purchase price of each Permitted Acquisition (the “Acquired Permitted Capital Expenditure Amount”); provided, however, with respect to the Fiscal Year during which any such Permitted Acquisition occurs, the amount of additional Capital Expenditures permitted as a result of this sentence shall be an amount equal to the product of (x) the Acquired Permitted Capital Expenditure Amount and (y) a fraction, the numerator of which is the number of days remaining in such Fiscal Year after the date such Permitted Acquisition is consummated and the denominator of which is the actual number of days in such Fiscal Year.
     (b) Notwithstanding anything to the contrary contained in clause (a) above, for any Fiscal Year, the amount of Capital Expenditures that would otherwise be permitted in such Fiscal Year pursuant to this Section 7.2.7 (including as a result of the carry-forward described in the proviso to the first sentence of clause (a) above) may be increased by an amount not to exceed $12,000,000 (the “CapEx Pull-Forward Amount”). The actual CapEx Pull-Forward Amount in respect of any such Fiscal Year shall reduce, on a dollar-for-dollar basis, the amount of Capital Expenditures that would have been permitted to be made in the immediately succeeding Fiscal Year (provided that the Company and its Subsidiaries may apply the CapEx Pull-Forward Amount in such immediately succeeding Fiscal Year).
     SECTION 7.2.8 Payments With Respect to Certain Indebtedness. The Company will not, and will not permit any of its Subsidiaries to,
     (a) make any payment or prepayment of principal of, or premium or interest on, any Indebtedness incurred under the Bridge Loan Documents or the Senior Note Documents (including any redemption or retirement thereof) (i) other than on (or after) the stated, scheduled date for payment of interest set forth in the applicable Bridge Loan Documents or Senior Note Documents, respectively, or (ii) which would violate the terms of this Agreement or the applicable Bridge Loan Documents or Senior Note Documents;
     (b) except as otherwise permitted by clause (a) above, prior to the Termination Date, redeem, retire, purchase, defease or otherwise acquire any Indebtedness under the Bridge Loan Documents or the Senior Note Documents (other than with proceeds from the issuance of the Borrower’s Capital Securities (to the extent not otherwise required to be used to repay Loans pursuant to clause (e) of Section 3.1.1) permitted to be used to redeem Senior Notes in accordance with the terms of the Senior Note Documents);

     (c) make any deposit (including the payment of amounts into a sinking fund or other similar fund) for any of the foregoing purposes; or
     (d) make any payment or prepayment of principal of, or premium or interest on, any Indebtedness that is by its express written terms subordinated to the payment of the Obligations at any time when an Event of Default has occurred and is continuing.
Notwithstanding anything to the contrary contained in this Section, the Company shall be permitted to refinance, in whole or in part, the Indebtedness under the Bridge Loan Documentation with the proceeds from the issuance of Senior Notes
     SECTION 7.2.9 Issuance of Capital Securities. The Company will not permit any of its Subsidiaries (other than a Receivables Subsidiary and any Foreign Supply Chain Entity that has been redesignated as a Foreign Subsidiary) to issue any Capital Securities (whether for value or otherwise) to any Person other than to the Company or another wholly owned Subsidiary (other than any director’s qualifying shares or investments by foreign nationals mandated by applicable laws).
     SECTION 7.2.10 Consolidation, Merger; Permitted Acquisitions, etc. The Company will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or any division or line of business thereof), except
     (a) any Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Company, the Borrower or any other Subsidiary (provided that a Subsidiary Guarantor may only liquidate or dissolve into, or merge with and into, the Company or another Subsidiary Guarantor), and the assets or Capital Securities of any Subsidiary may be purchased or otherwise acquired by the Company, the Borrower or any other Subsidiary (provided that the assets or Capital Securities of any Subsidiary Guarantor may only be purchased or otherwise acquired by the Company, the Borrower or another Subsidiary Guarantor); provided, further, that in no event shall any Subsidiary consolidate with or merge with and into any other Subsidiary unless after giving effect thereto, the Collateral Agent shall have a perfected pledge of, and security interest in and to, at least the same percentage of the issued and outstanding interests of Capital Securities (on a fully diluted basis) and other assets of the surviving Person as the Collateral Agent had immediately prior to such merger or consolidation in form and substance reasonably satisfactory to the Agents, pursuant to such documentation and opinions as shall be necessary in the opinion of the Agents to create, perfect or maintain the collateral position of the Secured Parties therein; and
     (b) so long as no Event of Default has occurred and is continuing or would occur after giving effect thereto, the Company or any of its Subsidiaries may purchase the Capital Securities, all or substantially all of the assets of any Person (or any division or line of business thereof), or acquire such Person by merger, in each case, if such purchase or acquisition constitutes a Permitted Acquisition, and the amount expended in connection with such transaction, when aggregated with the amount expended under clause (g) of Section 7.2.5, does not exceed $120,000,000 per Fiscal Year plus the amount of Net Disposition Proceeds the Company or the Borrower is not required to repay pursuant to Section 3.1.1 and Section 3.1.1 of the First Lien Credit Agreement and not otherwise reinvested hereunder (so long as such proceeds are actually used for such purpose) and the Excluded Equity Proceeds Amount (so long as such proceeds are actually used for such purpose); provided that any Capital Securities of the Company issued to the seller in connection with any Permitted Acquisition shall not result in a deduction of amounts available to consummate Permitted Acquisitions hereunder.
     SECTION 7.2.11 Permitted Dispositions. The Company will not, and will not permit any of its Subsidiaries to, Dispose of any of the Company’s or such Subsidiaries’ assets (including accounts receivable and Capital Securities of Subsidiaries) to any Person in one transaction or series of transactions unless such Disposition is:
     (a) inventory or obsolete, no longer used or useful, damaged, worn out or surplus property Disposed of in the ordinary course of its business (including, the abandonment of intellectual property which is obsolete, no longer used or useful or that in the Company’s good faith judgment is no longer material in the conduct of the Company and its Subsidiaries’ business taken as a whole):
     (b) permitted by Section 7.2.10;
     (c) accounts receivable or any related asset Disposed of pursuant to a Permitted Securitization;
     (d) of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property;
     (e) of property by the Company, the Borrower or any other Subsidiary provided that if the transferor of such property is an Obligor (i) the transferee must be an Obligor or (ii) to the extent such transaction constitutes an Investment such transaction is permitted under Section 7.2.5;
     (f) of cash or Cash Equivalent Investments;
     (g) of accounts receivable in connection with compromise, write down or collection thereof in the ordinary course of business;
     (h) constituting leases, subleases, licenses or sublicenses of property (including intellectual property) in the ordinary course of business and which do not materially interfere with the business of the Company and its Subsidiaries;
     (i) constituting a transfer of property subject to a Casualty Event (i) upon receipt of Net Casualty Proceeds of such Casualty Event or (ii) to a Governmental Authority as a result of condemnation;

     (j) sales of a non-core assets acquired in connection with a Permitted Acquisition which are not used or useful or are duplicative in the business of the Company or its Subsidiaries;
     (k) a grant of options to purchase, lease or acquire real or personal property in the ordinary course of business, so long as the Disposition resulting from the exercise of such option would otherwise be permitted under this Section 7.2.11;
     (l) Dispositions of Investments in Foreign Supply Chain Entities (or a Foreign Supply Chain Entity that has been redesignated as a Foreign Subsidiary), to the extent required by, or made pursuant to buy/sell arrangements between the Foreign Supply Chain Entity parties forth in, the contracts applicable to such Foreign Supply Chain Entity (or a Foreign Supply Chain Entity that has been redesignated as a Foreign Subsidiary);
     (m) Dispositions of the property described on Item 7.2.11(m) of the Disclosure Schedule; or
     (n) a Disposition of assets not otherwise permitted pursuant to preceding clauses (a)-(m) and (i) is for fair market value and the consideration received consists of no less than 75% in cash and Cash Equivalent Investments, (ii) the Net Disposition Proceeds received from such Disposition, together with the Net Disposition Proceeds of all other assets Disposed of pursuant to this clause since the Closing Date, does not exceed (individually or in the aggregate) $120,000,000 and (iii) the Net Disposition Proceeds from such Disposition are applied pursuant to Sections 3.1.1 and 3.1.2.
     SECTION 7.2.12 Modification of Certain Agreements. The Company will not, and will not permit any of its Subsidiaries to, consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in,
     (a) the First Lien Loan Documents, except in accordance with the Intercreditor Agreement;
     (b) any of the other Transaction Documents other than any amendment, supplement, waiver or modification which would not be materially adverse to the Secured Parties; or
     (c) the Organic Documents of the Company or any of its Subsidiaries (other than a Receivables Subsidiary) other than any amendment, supplement, waiver or modification which would not be materially adverse to the Secured Parties.
     SECTION 7.2.13 Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its other Affiliates, unless such arrangement, transaction or contract is on fair and reasonable terms no less favorable to the Company or such Subsidiary than it could obtain in an arm’s-length transaction with a Person that is not an Affiliate other than arrangements, transactions or contracts (a) between or among the Company and any of its Subsidiaries, (b) in connection with the cash management of the Company and its Subsidiaries in the ordinary course of business, (c) in connection with a Permitted Securitization including Standard Securitization Undertakings or (d) that is a Transaction Document.
     SECTION 7.2.14 Restrictive Agreements, etc. The Company will not, and will not permit any of its Subsidiaries (other than a Receivables Subsidiary) to, enter into any agreement prohibiting
     (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired;
     (b) the ability of any Obligor to amend or otherwise modify any Loan Document; or
     (c) the ability of any Subsidiary (other than a Receivables Subsidiary) to make any payments, directly or indirectly, to the Company, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments.
The foregoing prohibitions shall not apply to restrictions contained (i) in any Loan Document or in any First Lien Loan Document (subject to the terms of the Intercreditor Agreement), (iii) in the cases of clause (a) and (c), in any Bridge Loan Document or Senior Note Document, (iv) in the case of clause (a), any agreement governing any Indebtedness permitted by clause (n) of Section 7.2.2 as to the assets financed with the proceeds of such Indebtedness, (v) in the case of clauses (a) and (c), any agreement of a Foreign Subsidiary governing the Indebtedness permitted to be incurred or permitted to exist hereunder, (vi) with respect to any Receivables Subsidiary, in the case of clauses (a) and (c), the documentation governing any Securitization permitted hereunder, (vii) solely with respect to clause (a), any arrangement or agreement arising in connection with a Disposition permitted under this Agreement (but then only with respect to the assets being so Disposed), (viii) solely with respect to clause (a) and (c), are already binding on a Subsidiary when it is acquired, (ix) solely with respect to clause (a), customary restrictions in leases, subleases, licenses and sublicenses and (x) solely with respect to clause (a) and (c), any agreement of a Foreign Supply Chain Entity that was redesignated as a Foreign Subsidiary.
     SECTION 7.2.15 Sale and Leaseback. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person, except for agreements and arrangements with respect to property the fair market value (as determined in good faith by the Board of Directors of the Company) of which does not exceed $120,000,000 in the aggregate following the Closing Date and the Net Disposition Proceeds of which are applied pursuant to Sections 3.1.1 and 3.1.2.
     SECTION 7.2.16 Investments in European TM SPV. Notwithstanding anything else set forth herein, the Company will not, and will not permit any of its Subsidiaries to make any additional Investment in European TM SPV or transfer any of their respective assets to European TM SPV.
ARTICLE VIII
EVENTS OF DEFAULT
     SECTION 8.1 Listing of Events of Default. Each of the following events or occurrences described in this Article shall constitute an “Event of Default”.
     SECTION 8.1.1 Non-Payment of Obligations. The Borrower shall default in the payment or prepayment when due of
     (a) any principal of any Loan;
     (b) any interest on any Loan or any fee described in Article III, and such default shall continue unremedied for a period of three days after such interest or fee was due; or
     (c) any other monetary Obligation, and such default shall continue unremedied for a period of 10 Business Days after such amount was due.
     SECTION 8.1.2 Breach of Warranty. Any representation or warranty of any Obligor made or deemed to be made in any Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect in any material respect when made or deemed to have been made.
     SECTION 8.1.3 Non-Performance of Certain Covenants and Obligations. The Company shall default in the due performance or observance of any of its obligations under Section 7.1.1, Section 7.1.7, Section 7.1.11 or Section 7.2.
     SECTION 8.1.4 Non-Performance of Other Covenants and Obligations. Any Obligor shall default in the due performance and observance of any other agreement contained in any Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after the earlier to occur of (a) notice thereof given to the Company by any Agent or any Lender or (b) the date on which any Obligor has knowledge of such default.
     SECTION 8.1.5 Default on Other Indebtedness. A default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness (other than Indebtedness described in Section 8.1.1) of the Company or any of its Subsidiaries (other than a Receivables Subsidiary) or any other Obligor having a principal or stated amount, individually or in the aggregate, in excess of $60,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity; provided, that a default, event or condition described in this Section in respect of the First Lien Loan Documents shall not at any time constitute an Event of Default (other than (i) a default, event or condition set forth in Section 8.1.1 of the First Lien Credit Agreement which shall constitute an Event of Default unless such default, event or condition is not cured or waived within 10 Business Days after the occurrence of such default, event or condition or (ii) the declaration of all or any portion of such Indebtedness to be immediately due and payable which shall constitute an immediate Event of Default).
     SECTION 8.1.6 Judgments. Any (a) judgment or order for the payment of money individually or in the aggregate in excess of $60,000,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) or an indemnity by any other third party Person and as to which the insurer or such Person has acknowledged its responsibility to cover such judgment or order not denied in writing) shall be rendered against the Company or any of its Subsidiaries (other than a Receivables Subsidiary) and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within 45 days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (b) non-monetary judgment or order that has had, or could reasonably be expected to have, a Material Adverse Effect.
     SECTION 8.1.7 Pension Plans. Any of the following events shall occur with respect to any Pension Plan
     (a) the institution of any steps by the Company, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Company or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $60,000,000; or
     (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.
     SECTION 8.1.8 Change in Control. Any Change in Control shall occur.
     SECTION 8.1.9 Bankruptcy, Insolvency, etc. The Company, any of its Subsidiaries (other than a Receivables Subsidiary) or any other Obligor shall
     (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;
     (b) apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;
     (c) in the absence of such application, consent or acquiescence in or permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged, stayed, vacated or bonded pending appeal within 60 days; provided that, the Borrower, each Subsidiary and each other Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;
     (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by the Borrower, any Subsidiary or any Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower, such Subsidiary or such Obligor, as the case may be, or shall result in the entry of an order for relief or shall remain for 60 days undismissed, undischarged, unstayed or unbonded pending appeal; provided that, the Borrower, each Subsidiary and each Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or
     (e) take any action authorizing, or in furtherance of, any of the foregoing.
     SECTION 8.1.10 Impairment of Security, etc. Any Loan Document or any Lien granted thereunder (effecting a material portion of the Collateral, taken as a whole) shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto (other than pursuant to a failure of the Administrative Agent, any collateral agent appointed by the Administrative Agent or the Lenders to take any action within the sole control of such Person); any Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien or any Obligor shall so assert (other than, in each case, pursuant to a failure of the Administrative Agent, any collateral agent appointed by the Administrative Agent or the Lenders to take any action within the sole control of such Person).
     SECTION 8.2 Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 8.1.9 with respect to the Borrower shall occur, the Commitment (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand to any Person.
     SECTION 8.3 Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section 8.1.9 with respect to the Borrower) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitment (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment.

ARTICLE IX
THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT; THE LEAD
ARRANGERS, THE SYNDICATION AGENT AND THE DOCUMENTATION AGENT
     SECTION 9.1 Actions. Each Lender hereby appoints Citicorp USA as its Administrative Agent and CitiNA, as its collateral agent, under and for purposes of each Loan Document. Each Lender authorizes each Agent to act on behalf of such Lender under each Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by such Agent (with respect to which each Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof, together with such powers as may be incidental thereto (including the release of Liens on assets Disposed of in accordance with the terms of the Loan Documents). Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) each Agent, pro rata according to such Lender’s proportionate Total Exposure Amount, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, such Agent in any way relating to or arising out of any Loan Document (including reasonable attorneys’ fees and expenses), and as to which such Agent is not reimbursed by the Borrower (and without limiting its obligation to do so); provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from such Agent’s gross negligence or willful misconduct. No Agent shall be required to take any action under any Loan Document, or to prosecute or defend any suit in respect of any Loan Document, unless it is indemnified hereunder to its reasonable satisfaction. If any indemnity in favor of any Agent shall be or become, in such Agent’s determination, inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.
     SECTION 9.2 Funding Reliance, etc. Unless the Administrative Agent shall have been notified in writing by any Lender by 3:00 p.m. on the Business Day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of the Borrower) and (in the case of a Lender), at the Federal Funds Rate (for the first two Business Days after which such amount has not been repaid), and thereafter at the interest rate applicable to Loans comprising such Borrowing.
     SECTION 9.3 Exculpation. Neither any Lead Arranger, any Agent nor any of its directors, officers, employees, agents or Affiliates shall be liable to any Secured Party for any action taken or omitted to be taken by it under any Loan Document, or in connection therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of any Loan Document, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by any Obligor of its Obligations. Any such inquiry which may be made by a Lead Arranger or an Agent shall not obligate it to make any further inquiry or to take any action. Each Lead Arranger and each Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which such Lead Arranger or such Agent believes to be genuine and to have been presented by a proper Person.
     SECTION 9.4 Successor. Any Agent may resign as such at any time upon at least 30 days’ prior notice to the Borrower and all Lenders. If any Agent at any time shall resign, the Required Lenders may appoint (subject to, so long as no Event of Default has occurred and is continuing, the reasonable consent of the Borrower not to be unreasonably withheld or delayed) another Lender as such Person’s successor Agent which shall thereupon become the applicable Agent hereunder. If no successor Agent shall have been so appointed by the Required Lenders (and consented to by the Borrower), and shall have accepted such appointment, within 30 days after the retiring such Agent’s giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the United States (or any State thereof) or a United States branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $250,000,000; provided that, if such retiring Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth in above, the retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of such Agent hereunder until such time, if any, as the Required Lenders appoint a successor as provided for above. Upon the acceptance of any appointment as an Agent hereunder by any successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent’s resignation hereunder as an Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under the Loan Documents, and Section 10.3 and Section 10.4 shall continue to inure to its benefit.
     SECTION 9.5 Loans by Citibank. Citibank shall have the same rights and powers with respect to (a) the Loans made by it or any of its Affiliates, and (b) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not an Agent. Citibank and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if Citibank were not an Agent hereunder.
     SECTION 9.6 Credit Decisions. Each Lender acknowledges that it has, independently of the Administrative Agent and each other Lender, and based on such Lender’s review of the financial information of the Borrower, the Company, the Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitment. Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under the Loan Documents.
     SECTION 9.7 Copies, etc. Each Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to such Agent by the Borrower or the Company pursuant to the terms of the Loan Documents (unless concurrently delivered to the Lenders by the Borrower or the Company). Each Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by such Agent from the Borrower or the Company for distribution to the Lenders by such Agent in accordance with the terms of the Loan Documents. No Agent shall, except as expressly set forth in the Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or the Company or any of its Affiliates that is communicated to or obtained by any Agent or any of its Affiliates in any capacity.
     SECTION 9.8 Reliance by Agents. The Agents shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent. As to any matters not expressly provided for by the Loan Documents, the Agents shall in all cases be fully protected in acting, or in refraining from acting, thereunder in accordance with instructions given by the Required Lenders or all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all Secured Parties.
     SECTION 9.9 Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default (other than a Default under Section 8.1.1) unless the Administrative Agent has received a written notice from a Lender or the Borrower or the Company specifying such Default and stating that such notice is a “Notice of Default”. In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 10.1 and the Intercreditor Agreement) take such action with respect to such Default as shall be directed by the Required Lenders; provided that, subject to the terms, conditions and restrictions set forth in the Intercreditor Agreement, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Secured Parties except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all Lenders.
     SECTION 9.10 Lead Arrangers, Syndication Agents and Documentation Agents. Notwithstanding anything else to the contrary contained in this Agreement or any other Loan Document, the Lead Arrangers, the Syndication Agents and the Documentation Agents, in their respective capacities as such, each in such capacity, shall have no duties or responsibilities under this Agreement or any other Loan Document nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against such Person in such capacity. Each Lead Arranger shall at all times have the right to receive current copies of the Register and any other information relating to the Lenders and the Loans that they may request from the Administrative Agent. Each Lead Arranger shall at all times have the right to receive a current copy of the Register and any other information relating to the Lenders and the Loans that they may request from the Administrative Agent.
     SECTION 9.11 Posting of Approved Electronic Communications.
     (a) The Company hereby agrees, unless directed otherwise by the Administrative Agent or unless the electronic mail address referred to below has not been provided by the Administrative Agent to the Company, that it will, or will cause its Subsidiaries to, provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Loan Documents or to the Lenders under Section 7.1.1, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) is or relates to a Borrowing Request, a Continuation/Conversion Notice or an Issuance Request, (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor and (iii) provides notice of any Default (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium that is properly identified in a format reasonably acceptable to the Administrative Agent to an electronic mail address as directed by the Administrative Agent; provided for the avoidance of doubt the items described in clauses (i) and (iii) above may be delivered via facsimile transmissions. In addition, the Company agrees, and agrees to cause its Subsidiaries, to continue to provide the Communications to the Administrative Agent or the Lenders, as the case may be, in the manner specified in the Loan Documents but only to the extent requested by the Administrative Agent.
     (b) The Company further agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on Intralinks or a substantially similar secure electronic transmission system (the “Platform”).
     (c) THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE INDEMNIFIED PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE INDEMNIFIED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO

EVENT SHALL ANY PARTY HERETO HAVE ANY LIABILITY TO ANY OBLIGOR, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY OBLIGOR’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF SUCH PERSON IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH INDEMNIFIED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.
     (d) The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at the e-mail address set forth on Schedule II shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents. Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.
     (e) Nothing herein shall prejudice the right of any Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.
ARTICLE X
MISCELLANEOUS PROVISIONS
     SECTION 10.1 Waivers, Amendments, etc. The provisions of each Loan Document (other than the Fee Letter, which shall be modified only in accordance with their respective terms) may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided that, no such amendment, modification or waiver shall:
     (a) modify Section 4.7, Section 4.8 (as it relates to sharing of payments) or this Section, in each case, without the consent of all Lenders;
     (b) increase the aggregate amount of any Loans required to be made by a Lender pursuant to its Commitments, extend the Commitment Termination Date of Loans made (or participated in) by a Lender or extend the final Stated Maturity Date for any Lender’s Loan, in each case without the consent of such Lender (it being agreed, however, that any vote to rescind any acceleration made pursuant to Section 8.2 and Section 8.3 of amounts owing with respect to the Loans and other Obligations shall only require the vote of the Required Lenders);

     (c) reduce (by way of forgiveness), the principal amount of or reduce the rate of interest on any Lender’s Loan, reduce any prepayment premium or fees described in Article III payable to any Lender or extend the date on which interest or fees are payable in respect of such Lender’s Loans, in each case without the consent of such Lender (provided that, the vote of Required Lenders shall be sufficient to waive the payment, or reduce the increased portion, of interest accruing under Section 3.2.2 and such waiver shall not constitute a reduction of the rate of interest hereunder);
     (d) reduce the percentage set forth in the definition of “Required Lenders” or modify any requirement hereunder that any particular action be taken by all Lenders without the consent of all Lenders;
     (e) except as otherwise expressly provided in a Loan Document, release (i) the Borrower or the Company from their respective Obligations under the Loan Documents or any Subsidiary Guarantor from its obligations under the Guaranty or (ii) all or substantially all of the collateral under the Loan Documents, in each case without the consent of all Lenders; or
     (f) affect adversely the interests, rights or obligations of the Administrative Agent (in its capacity as the Administrative Agent) or the Collateral Agent (in its capacity as the Collateral Agent) unless consented to by such Agent.
No failure or delay on the part of any Secured Party in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Obligor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Secured Party under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.
Notwithstanding anything to the contrary contained in Section 10.1, if within sixty days following the Closing Date, the Administrative Agent and the Company shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Company shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five Business Days following receipt of notice thereof.
     SECTION 10.2 Notices; Time. All notices and other communications provided under each Loan Document shall be in writing or by facsimile (except to the extent provided below in this Section 10.2 with respect to financial information) and addressed, delivered or transmitted, if to the Borrower, the Company, an Agent or a Lender, to the applicable Person at its address or facsimile number set forth on the signature pages hereto, Schedule II hereto or set forth in the Lender Assignment Agreement, or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter. Except as set forth in Section 9.11 and below, electronic mail and Internet and intranet websites may be used only to distribute routine communications by the Administrative Agent to the Lenders, such as financial statements and other information as provided in Section 7.1.1 and for the distribution and execution of Loan Documents for execution by the parties thereto, and may not be used for any other purpose. Notwithstanding the foregoing, the parties hereto agree that delivery of an executed counterpart of a signature page to this Agreement and each other Loan Document by facsimile (or other electronic) transmission shall be effective as delivery of an original executed counterpart of this Agreement or such other Loan Document. Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to New York time.
     SECTION 10.3 Payment of Costs and Expenses. The Borrower agrees to pay within 20 days of demand (to the extent invoiced together with reasonably detailed supporting documentation) all reasonable out-of-pocket expenses of each Lead Arranger and each Agent (including the reasonable fees and reasonable out-of-pocket expenses of Mayer, Brown, Rowe & Maw LLP, counsel to the Lead Arrangers and Agents and of local counsel, if any, who may be retained by or on behalf of the Lead Arrangers and Agents) in connection with
     (a) the negotiation, preparation, execution and delivery of each Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to any Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated; and
     (b) the filing or recording of any Loan Document (including any Filing Statements) and all amendments, supplements, amendment and restatements and other modifications to any thereof, searches made following the Closing Date in jurisdictions where Filing Statements (or other documents evidencing Liens in favor of the Secured Parties) have been recorded and any and all other documents or instruments of further assurance required to be filed or recorded by the terms of any Loan Document; and
     (c) the preparation and review of the form of any document or instrument relevant to any Loan Document.
The Borrower further agrees to pay, and to save each Secured Party harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of each Loan Document, the Loans or the issuance of the Notes. The Borrower also agrees to reimburse the Agents and the Secured Parties upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys’ fees and legal out-of-pocket expenses of counsel to the Agents and the Secured Parties) incurred by the Agents and the Secured Parties in connection with (A) the negotiation of any restructuring or “work-out” with the Borrower, whether or not consummated, of any Obligations and (B) the enforcement of any Obligations; provided that the Borrower shall not be required to reimburse the legal fees and expenses of more than one outside counsel (in addition to any local counsel) for all Persons indemnified under this Section 10.3 unless, as reasonably determined by such Person seeking indemnification hereunder or its counsel, representation of all such indemnified persons by the same counsel would be inappropriate due to actual or potential differing interests between them.
     SECTION 10.4 Indemnification. In consideration of the execution and delivery of this Agreement by each Secured Party, the Borrower hereby indemnifies, exonerates and holds each Secured Party, each Syndication Agent, each Documentation Agent and each of their respective officers, directors, employees, agents, trustees, fund advisors and Affiliates (collectively, the “Indemnified Parties”) free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys’ fees and disbursements, whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the “Indemnified Liabilities”), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to
     (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan, including all Indemnified Liabilities arising in connection with the Transaction;
     (b) the entering into and performance of any Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower or the Company as the result of any determination by the Required Lenders pursuant to Article V not to fund any Loan, provided that, any such action is resolved in favor of such Indemnified Party);
     (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by any Obligor or any Subsidiary thereof of all or any portion of the Capital Securities or assets of any Person, whether or not an Indemnified Party is party thereto;
     (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by any Obligor or any Subsidiary thereof of any Hazardous Material;
     (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by any Obligor or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, such Obligor or Subsidiary; or
     (f) each Lender’s Environmental Liability (the indemnification herein shall survive repayment of the Obligations and any transfer of the property of any Obligor or its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Lender’s Environmental Liability, regardless of whether caused by, or within the control of, such Obligor or such Subsidiary);

except for (i) Indemnified Liabilities arising for the account of any Indemnified Party by reason of any Indemnified Party’s gross negligence, bad faith or willful misconduct as finally determined by a court of competent jurisdiction, (ii) Indemnified Liabilities arising out of any action, suit, proceeding or claim against an Indemnified Party by any other Indemnified Party not involving the Borrower or any of its Subsidiaries. The Borrower shall not be required to reimburse the legal fees and expenses of more than one outside counsel for all Indemnified Parties with respect to any matter for which indemnification is sought unless, as reasonably determined by any such Indemnified Party or its counsel, representation of all such Indemnified Parties would create an actual conflict of interest. Each Obligor and its successors and assigns hereby waive, release and agree not to make any claim or bring any cost recovery action against, any Indemnified Party under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted. It is expressly understood and agreed that to the extent that any Indemnified Party is strictly liable under any Environmental Laws, each Obligor’s obligation to such Indemnified Party under this indemnity shall likewise be without regard to fault on the part of any Obligor with respect to the violation or condition which results in liability of an Indemnified Party. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Obligor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.
     SECTION 10.5 Survival. The obligations of the Company under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under Section 9.1, shall in each case survive any assignment from one Lender to another (in the case of Sections 10.3 and 10.4) and the occurrence of the Termination Date. The representations and warranties made by each Obligor in each Loan Document shall survive the execution and delivery of such Loan Document.
     SECTION 10.6 Severability. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.
     SECTION 10.7 Headings. The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.
     SECTION 10.8 Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, each Agent and each Lender (or notice thereof satisfactory to the Administrative Agent), shall have been received by the Administrative Agent.
     SECTION 10.9 Governing Law; Entire Agreement. EACH LOAN DOCUMENT WILL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE

OF NEW YORK). The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.
     SECTION 10.10 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided that, neither the Company nor the Borrower may assign or transfer its rights or obligations hereunder without the consent of all Lenders.
     SECTION 10.11 Sale and Transfer of Loans; Participations in Loans; Notes. Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments to one or more other Persons in accordance with the terms set forth below.
     (a) Subject to clause (b), any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under the Loan Documents (including all or a portion of its Commitments and the Loans at the time owing to it); provided that:
     (i) except in the case of (A) an assignment of the entire remaining amount of the assigning Lender’s Commitments and the Loans at the time owing to it or (B) an assignment to a Lender, an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitments (which for this purpose includes Loans outstanding thereunder) or principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Lender Assignment Agreement with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, unless the Administrative Agent and the Borrower, otherwise consent (which consent shall not be unreasonably withheld or delayed);
     (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans and the Commitments assigned; and
     (iii) the parties to each assignment shall execute and deliver to the Administrative Agent a Lender Assignment Agreement, together with, if the Eligible Assignee is not already Lender, administrative details information with respect to such Eligible Assignee and applicable tax forms.
     (b) Any assignment proposed pursuant to clause (a) to any Person (other than a Lender, an Approved Fund or an Affiliate of any Lender) shall be subject to the prior written approval of the Administrative Agent (not to be unreasonably withheld or delayed).
     (c) Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (d), from and after the effective date specified in each Lender Assignment Agreement, (i) the Eligible Assignee thereunder shall (if not already a Lender) be a party hereto and, to the extent of the interest assigned by such Lender Assignment Agreement, have the rights and obligations of a Lender under the Loan Documents, and (ii) the assigning Lender thereunder shall (subject to Section 10.5) be released from its obligations under the Loan Documents, to the extent of the interest assigned by such Lender Assignment Agreement (and, in the case of a

Lender Assignment Agreement covering all of the assigning Lender’s rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto, but shall (as to matters arising prior to the effectiveness of the Lender Assignment Agreement) continue to be entitled to the benefits of any provisions of the Loan Documents which by their terms survive the termination of this Agreement). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with the terms of this Section shall be treated for purposes of the Loan Documents as a sale by such Lender of a participation in such rights and obligations in accordance with clause (e).
     (d) The Administrative Agent shall record each assignment made in accordance with this Section in the Register pursuant to clause (a) of Section 2.5. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time upon reasonable prior notice to the Administrative Agent.
     (e) Any Lender may, without the consent of, or notice to, any Person, sell participations to one or more Persons (other than individuals) (a “Participant”) in all or a portion of such Lender’s rights or obligations under the Loan Documents (including all or a portion of its Commitments or the Loans owing to it); provided that, (i) such Lender’s obligations under the Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Company, the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under the Loan Documents. Any agreement or instrument pursuant to which a Lender sells a participation shall provide that such Lender shall retain the sole right to enforce the rights and remedies of a Lender under the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that, such agreement or instrument may provide that such Lender will not, without the consent of the Participant, take any action of the type described in clauses (a) through (d) or clause (f) of Section 10.1 with respect to Obligations participated in by that Participant. Subject to clause (f), the Company and the Borrower agree that each Participant shall be entitled to the benefits of Sections 4.3, 4.4, 4.5, 4.6, 7.1.1, 10.3 and 10.4 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (c). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 4.9 as though it were a Lender, but only if such Participant agrees to be subject to Section 4.8 as though it were a Lender.
     (f) A Participant shall not be entitled to receive any greater payment under Section 4.3, 4.4, 4.5, 4.6, 10.3 or 10.4 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Non-U.S. Lender if it were a Lender shall not be entitled to the benefits of Section 4.6 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with the requirements set forth in Section 4.6 as though it were a Lender. Any Lender that sells a participating interest in any Loan, Commitment or other interest to a Participant under this Section shall indemnify and hold harmless the Borrower and the Administrative Agent from and against any taxes, penalties, interest or other costs or losses (including reasonable attorneys’ fees and expenses) incurred or payable by the Borrower or the Administrative Agent as a result of the failure of the Borrower or the Administrative Agent to comply with its obligations to deduct or withhold any Taxes from any payments made pursuant to this Agreement to such Lender or the Administrative Agent, as the case may be, which Taxes would not have been incurred or payable if such Participant had been a Non-U.S. Lender that was entitled to deliver to the Borrower, the Administrative Agent or such Lender, and did in fact so deliver, a duly completed and valid Form W-8BEN or W-8ECI (or applicable successor form) entitling such Participant to receive payments under this Agreement without deduction or withholding of any United States federal taxes.
     (g) Any Lender may, without the consent of any other Person, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
     SECTION 10.12 Other Transactions. Nothing contained herein shall preclude any Agent or any other Lender from engaging in any transaction, in addition to those contemplated by the Loan Documents, with the Company, the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.
     SECTION 10.13 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS, THE COMPANY OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT, ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE COMPANY AND THE BORROWER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2. EACH PERSON PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PERSON PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PERSON HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED

BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.
     SECTION 10.14 Waiver of Jury Trial. EACH AGENT, EACH LENDER, THE COMPANY AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF SUCH AGENT, SUCH LENDER, THE COMPANY OR THE BORROWER IN CONNECTION THEREWITH. THE COMPANY, THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH AGENT AND EACH LENDER ENTERING INTO THE LOAN DOCUMENTS.
     SECTION 10.15 Patriot Act. Each Lender that is subject to Section 326 of the Patriot Act and/or the Agents and/or the Lead Arrangers (each of the foregoing acting for themselves and not acting on behalf of any of the Lenders) hereby notify the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender, the Agents or the Lead Arrangers, as the case may be, to identify the Borrower in accordance with the Patriot Act.
     SECTION 10.16 Counsel Representation. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS BEEN REPRESENTED BY COMPETENT COUNSEL IN THE NEGOTIATION OF THIS AGREEMENT, AND THAT ANY RULE OR CONSTRUCTION OF LAW ENABLING SUCH PERSON TO ASSERT THAT ANY AMBIGUITIES OR INCONSISTENCIES IN THE DRAFTING OR PREPARATION OF THE TERMS OF THIS AGREEMENT SHOULD DIMINISH ANY RIGHTS OR REMEDIES OF ANY OTHER PERSON ARE HEREBY WAIVED.
     SECTION 10.17 Confidentiality. Each Secured Party agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (provided that except to the extent prohibited by such subpoena or similar legal process, such Secured Party shall notify the Company and the Borrower of such request or disclosure), (d) to any other party hereto, (e) to the extent reasonably necessary, in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the written consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section (or any other confidentiality obligation owed to the Company or any Subsidiary or their Affiliates) or (ii) becomes available to any Secured Party or any of their respective Affiliates on a nonconfidential basis from a source other than the Company or any Subsidiary and not in violation of any confidentiality obligation owed to the Company or any Subsidiary by any Secured Party or any Affiliate thereof. For purposes of this Section, “Information” means all information received from the Company or any Subsidiary relating to the Company or any Subsidiary or any of their respective businesses, other than any such information that is available to any Secured Party on a nonconfidential basis prior to disclosure by the Company or any Subsidiary. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information and in accordance with applicable law.
     SECTION 10.18 Intercreditor Agreement. (a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent and the Collateral Agent to enter into the Intercreditor Agreement on its behalf and to take such action on its behalf under the provisions thereof. Each Lender further agrees to be bound by the terms and conditions of the Intercreditor Agreement and agrees that it shall not take any action that is prohibited by or inconsistent with the terms of the Intercreditor Agreement. Each Lender hereby agrees that the terms, conditions and provisions contained in this Agreement are subject to the Intercreditor Agreement. The Liens and security interests securing the Indebtedness and other obligations incurred or arising under or evidenced by this instrument and the rights and obligations evidenced hereby with respect to such liens are subordinate, in the manner and to the extent set forth in Intercreditor Agreement, to the Liens and security interests securing the First Lien Obligations and to the Liens and security interests securing Indebtedness refinancing the First Lien Obligations as permitted by the Intercreditor Agreement; and each holder of the Obligations, by its acceptance hereof, irrevocably agrees to be bound by the terms, conditions and provisions of the Intercreditor Agreement.
     (b) The delivery of any Collateral (as defined in any Loan Document) or any certificates, titles, Instruments, Chattel Paper or Documents evidencing or in connection with such Collateral to the First Lien Collateral Agent under and in accordance with the First Lien Loan Documents, the granting of “control” over Collateral, the execution and delivery of control agreements and/or the assignment of any Collateral (as defined in any Loan Document) to the First Lien Collateral Agent under and in accordance with the First Lien Loan Documents shall constitute compliance by the Obligors with the provisions of this Agreement or any other Loan Document which require delivery, possession, control and/or assignment of certain types of Collateral (as defined in any Loan Document) by the Collateral Agent or delivery of control agreements to the Collateral Agent so long as such First Lien Loan Documents are in full force and effect, the First Lien Termination Date has not occurred, and the Obligors are in compliance with the applicable provisions thereof with respect to such Collateral. From and after the First

Lien Termination Date, where this Agreement refers to any provision of the First Lien Credit Agreement or any action or delivery required by such provision, such reference shall be deemed to be a reference to such provision as in effect immediately prior to the First Lien Termination Date except that such action or delivery shall be made to or for the benefit of the Collateral Agent rather than the Collateral Agent and the First Lien Collateral Agent collectively. Capitalized terms used in this clause (b) not otherwise defined in this Agreement shall have the meanings provided in the UCC.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

HBI BRANDED APPAREL LIMITED, INC. as the Borrower

By:	/s/ Richard Moss

Name: Richard Moss
Title: Treasurer

Address: 1000 East Hanes Mill Road
Winston Salem, NC 27105
Facsimile No.: (336) 519-5212

Attention: Treasurer

HANESBRANDS INC.

By:	/s/ Richard Moss

Name: Richard Moss Title: Treasurer

Address:

Facsimile No.: (336) 519-5212

Attention: Treasurer

CITICORP USA, INC., Individually and as the Administrative Agent

By:	/s/ John Coons

Name: John Coons Title:

Address: 233 S. Wacker Drive
86th Floor
Chicago, IL 60606

Facsimile No.: (312) 281-9078

Attention:

CITIBANK, N.A., as Collateral Agent

By:	/s/ Patricia Gallagher

Name: Patricia Gallagher Title: Vice President

Address: 388 Greenwich St. 14th Floor
New York, NY 10013

Facsimile No.: (212) 816-5530

Attention: Patricia Gallagher

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Co-Syndication Agent and Joint Lead Arranger

By:	/s/ Nancy Meadows

Name: Nancy Meadows
Title: Vice President

MERRILL LYNCH CAPITAL CORPORATION, as a Lender

By:	/s/ Nancy Meadows

Name: Nancy Meadows
Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC., Individually and as Co-Syndication Agent and Joint Lead Arranger

By:	/s/ Jaap L. Tonckens

Name: Jaap L. Tonckens
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as Co-Documentation Agent

By:

Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as Co-Documentation Agent

By:

Name:
Title:

BARCLAYS BANK PLC, as Co-Documentation Agent

By:

Name:
Title:

DISCLOSURE SCHEDULES
TO
SECOND LIEN CREDIT AGREEMENT
dated as of September 5, 2006,
among
HBI BRANDED APPAREL LIMITED, INC.,
as the Borrower,
HANESBRANDS INC.,
as the Company,
VARIOUS FINANCIAL INSTITUTIONS AND
OTHER PERSONS FROM TIME TO TIME
PARTY HERETO,
as the Lenders,
HSBC BANK USA, NATIONAL ASSOCIATION,
LASALLE BANK NATIONAL ASSOCIATION, and
BARCLAYS BANK PLC,
as the Co-Documentation Agents,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
and
MORGAN STANLEY SENIOR FUNDING, INC.,
as the Co-Syndication Agents,
CITICORP USA, INC.,
as the Administrative Agent,
and
CITIBANK, N.A., as the Collateral Agent.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
and
MORGAN STANLEY SENIOR FUNDING, INC.,
as the Joint Lead Arrangers and Joint Bookrunners

SCHEDULE I

ITEM 1.1.	Foreign Supply Chain Entities
ITEM 1.2.	Excluded Contracts
ITEM 6.8.	Existing Subsidiaries
ITEM 6.9.	Mortgaged Property
ITEM 7.2.2(c)	Ongoing Indebtedness
ITEM 7.2.3(c)	Ongoing Liens
ITEM 7.2.5(a)	Ongoing Investments
ITEM 7.2.11(m)	Permitted Dispositions

SCHEDULE II	Percentages, Libor Office, Domestic Office

ITEM 1.1. Foreign Supply Chain Entities
None.

ITEM 1.2. Excluded Contracts

Vendor		Nature of Agreement
1.	[*****]	Trademark License Agmt. [*****]
2.	[*****]	Trademark License Agmt. [*****]
3.	[*****]	Trademark License Agmt. [*****]
4.	[*****]	Trademark License Agmt. [*****]
5.	[*****]	Trademark License Agmt. [*****]
6.	[*****]	Trademark License Agmt. [*****]
7.	[*****]	Trademark License Agmt. [*****]
8.	[*****]	License Agmt.
9.	[*****]	Trademark License Agmt. [*****]
10.	[*****]	License Agmt. [*****]
11.	[*****]	Trademark License Agreement [*****]
12.	[*****]
13.	[*****]	IT Agreement – software license and maintenance
14.	[*****]	IT Agreement – software license and maintenance
15.	[*****]	IT Agreement – supply chain software license and maintenance
16.	[*****]	Compensation/Benefits Agreement
17.	[*****]	Real Property Lease [*****]
18.	[*****]	Supplier Services [*****]
19.	[*****]	Supplier Goods-materials
20.	[*****]	Real Property Lease [*****]
21.	[*****]	Real Property Lease [*****]
22.	[*****]	Real Property Lease [*****]
23.	[*****]	Real Property Lease [*****]
24.	[*****]	Real Property Lease [*****]
25.	[*****]	Real Property Lease [*****]
26.	[*****]	Real Property Lease [*****]
27.	[*****]	Real Property Lease
28.	[*****]	Real Property Lease
29.	[*****]	Real Property Lease [*****]

ITEM 6.8. Existing Subsidiaries

Domestic Subsidiaries
BA International, L.L.C.
Caribesock, Inc.
Caribetex, Inc.
CASA International, LLC
Ceibena Del, Inc.
Hanes Menswear, LLC
Hanes Puerto Rico, Inc.
Hanesbrands Direct, LLC
Hanesbrands Distribution, Inc.
HbI International, LLC
HBI Branded Apparel Enterprises, LLC
HBI Branded Apparel Limited, Inc.
HBI Sourcing, LLC
Inner Self LLC
Jasper-Costa Rica, L.L.C.
National Textiles, L.L.C.
NT Investment Company, Inc.
Playtex Dorado, LLC
Playtex Industries, Inc.
Seamless Textiles, LLC
UPCR, Inc.
UPEL, Inc.

Foreign Subsidiaries
Allende Internacional S. de R.L. de C.V.
Bali Domincana, Inc.
Bali Dominicana Textiles, S.A.
Bal-Mex S. de R.L de C.V.
Canadelle Holdings Corporation Ltd.
Canadelle LP
Cartex Manufacturera S. A.
Caysock, Inc.
Caytex, Inc.
Caywear, Inc.
Ceiba Industrial, S. de R.L.
Champion Products S. de R.L. de C.V.
Choloma, Inc.
Confecciones Atlantida S. de R.L.
Confecciones de Nueva Rosita S. de R.L. de C.V.
Confecciones El Pedregal Inc.
Confecciones El Pedregal S.A. de C.V.
Confecciones Jiboa S.A. de C.V.
Confecciones La Caleta, Inc.
Confecciones La Herradura S.A. de C.V.
Confecciones La Libertad, S.A. de C.V.
DFK International Ltd.
Dos Rios Enterprises, Inc.
Hanes Caribe, Inc.
Hanes Choloma, S. de R. L.
Hanes Colombia, S.A.

Foreign Subsidiaries
Hanes de Centro America S.A.
Hanes de El Salvador, S.A. de C.V.
Hanes de Honduras S. de R.L. de C.V.
Hanes Dominican, Inc.
Hanes Panama Ltd.
Hanes Brands Incorporated de Costa Rica, S.A.
Hanesbrands Argentina S.A.
Hanesbrands Brasil Textil Ltda.
Hanesbrands Dominicana, Inc.
Hanesbrands (HK) Limited
HBI Alpha Holdings, Inc.
HBI Beta Holdings, Inc.
HBI Compania de Servicios, S.A. de C.V.
HBI Servicios Administrativos de Costa Rica, S.A.
HBI Socks de Honduras, S. de R.L. de C.V.
Indumentaria Andina S.A.
Industria Textileras del Este, S. de R.L.
Industrias Internacionales de San Pedro S. de R.L. de C.V.
J.E. Morgan de Honduras, S.A.
Jasper Honduras, S.A.
Jogbra Honduras, S.A.
Madero Internacional S. de R.L. de C.V.
Manufacturera Ceibena S. de R.L.
Manufacturera Comalapa S.A. de C.V.
Manufacturera de Cartago, S.R.L.
Manufacturera San Pedro Sula, S. de R.L.
Monclova Internacional S. de R.L. de C.V.
PT SL Sourcing Indonesia (to be named PT HBI Sourcing Indonesia)
PTX (D.R.), Inc.
Rinplay S. de R.L. de C.V.
Santiago Internacional Textil Limitada (in liquidation)
Sara Lee of Canada NSULC (to be renamed Hanesbrands Canada NSULC)
Sara Lee Intimates, S. de R.L. (to be renamed Confecciones del Valle, S. de R.L. de C.V.)
Sara Lee Japan Ltd. (to be renamed Hanesbrands Japan Inc.)
Sara Lee Knit Products Mexico S.A. de C.V. (to be renamed Inmobilaria Rinplay S. de R.L. de C.V.)
Sara Lee Moda Femenina, S.A. de C.V. (to be renamed Servicios Rinplay, S. de R.L de C.V.)
Sara Lee Printables GmbH (to be renamed HBI Europe GmbH)
Servicios de Soporte Intimate Apparel, S de RL
Socks Dominicana S.A.
Texlee El Salvador, S.A. de C.V.
The Harwood Honduras Companies, S. de R.L.
TOS Dominicana, Inc.
HBI Sourcing Asia Limited*
Sara Lee Apparel International (Shanghai) Co. Ltd. (to be renamed Hanesbrands International (Shanghai) Co. Ltd.)*
Sara Lee Apparel India Private Limited (to be renamed Hanesbrands India Private Limited)*
SL Sourcing India Private Ltd. (to be renamed HBI Sourcing India Private Ltd.)*
Hanesbrands (Thailand) Ltd.*
Hanesbrands Philippines Inc.*

* These companies are Foreign Subsidiaries subject to the completion of the post closing obligations set forth in Section 7.1.11 of the Credit Agreement.

ITEM 6.9. Mortgaged Property

Estimated
Facility Name	Address	Value
Clarksville	Cline & Clark Rd Clarksville, AR	$2.4 million

Weeks	401 Hanes Mill Rd W-S, NC	$15.1 million

Stratford Rd.	700 South Stratford Road W-S, NC	$5.7 million

Commerce (Cleveland)	219 Commerce Blvd Kings Mountain, NC	$11.0 million

Eden	Gant Road Eden, North Carolina	$3.0 million

Oak Summit	1000 Hanes Mill Road W-S, NC	$70.2 million

Canterbury	705 Canterbury Rd Gastonia, NC	$2.1 million

Annapolis	2655 Annapolis W-S, NC	$7.9 million

Kernersville	700 North Main Street Kernersville, NC	$3.9 million

Laurel Hill	18400 Fieldcrest Road Laurel Hill, NC	$4.6 million

Sanford	2652 Dalrymple Street Sanford, NC	$2.4 million

Advance	2016 Cornatzer Road Advance NC	$2.1 million

Crawford	328 Crawford Rd Statesville, NC	$2.6 million

480 Office	480, W. Hanes Mill Road Winston-Salem, NC	$3.3 million

Tamaqua Hometown DC	143 Mahonoy Ave Tamaqua, PA	$3.8 million

Martinsville VSC	380 Beaver Creek Road Martinsville, VA	$3.7 million

Northridge	521 Northridge Park Dr. Rural Hall, NC	$14.8 million

ITEM 7.2.2(c) Ongoing Indebtedness
HANESBRANDS INC. — CAPITAL LEASE LISTING

			FY06
Lease #		Interest	Principal	Total
BALI95	Xerox	182.68	5,985.32	6,168.00
BALI138	Pitney Bowes	175.11	2,176.89	2,352.00
BALI139	Pitney Bowes	175.32	2,176.67	2,351.99
BALI140	Pitney Bowes			4,680.00
BALI147	Carolina Tractor	2,599.99	4,263.05	6,863.04
BALI148	Carolina Tractor	2,625.05	4,305.67	6,930.72
BALI150	Carolina Tractor	2,294.59	4,169.45	6,464.04
BALI151	Carolina Tractor	125.38	3,894.62	4,020.00
BALI152	Konica	4.71	515.29	520.00
BALI153	Bassett Office Supply	648.80	4,262.33	4,911.13
BALI157	Konica	11.37	1,296.63	1,308.00
BALI160	De Lage Landem Financial Services	625.71	3,907.65	4,533.36
PLAY115	Citi Capital	1,922.30	9,177.70	11,100.00
US97	Citi Capital	478.71	8,993.65	9,472.36
727	Pitney Bowes	11.98	180.52	192.50
729	Xerox	419.87	6,856.19	7,276.06
738	Gill Security Systems	0.00	0.00	3,000.00
739	Gill Security Systems	0.00	0.00	2,160.00
2 trailers	Salem Leasing	171.50	3,428.50	3,600.00
OB40	Outerbanks land and building	30,244.38	183,702.54	213,946.92
13639 tr	Salem Leasing	17,235.75	344,564.25	361,800.00
4400 tr	Salem Leasing	11,703.39	3,686.61	15,390.00
4750 tr	Salem Leasing	2,950.22	1,389.78	4,340.00
7399 tr	Salem Leasing	1,939.46	2,380.54	4,320.00
9904 tr	Salem Leasing	9,658.89	29,221.11	38,880.00
11887 tr	Salem Leasing	886.36	7,753.64	8,640.00
6	Simplex Grinnell	174.31	4,853.69	5,028.00
7	Telimagine, Inc.	2,552.32	17,355.68	19,908.00
7420 tr	Salem Leasing	29,330.28	121,869.72	151,200.00
15201 tr	Salem Leasing	202.78	7,097.22	7,300.00
82638 tr	Salem Leasing	5,882.15	13,041.85	18,924.00
13639 tr	Salem Leasing	14,320.25	286,279.75	300,600.00
13639 tr	Salem Leasing	1,886.50	37,713.50	39,600.00
3121	Highwoods Realty Ltd Partnership	77,175.96	319,286.05	396,462.00

HANESBRANDS INC. — CAPITAL LEASE LISTING

			FY06
Lease #		Interest	Principal	Total
3129	Zona Franca De Exportacion el Pedregal	13,442.26	200,973.74	214,416.00
13639 tr	Salem Leasing	16,635.50	332,564.50	349,200.00
86728 tr	Salem Leasing	5,749.89	16,762.11	22,512.00
1	Xerox	267.00	681.00	948.00
2	Xerox	351.79	596.21	948.00
3	Xerox	142.82	1,045.18	1,188.00
4	Xerox	226.26	3,061.74	3,288.00
5	Xerox	2,316.96	29,651.04	31,968.00
6	Xerox	93.04	1,682.96	1,776.00
7	Xerox	937.40	17,062.60	18,000.00
8	Xerox	1,059.04	5,324.96	6,384.00
9	Xerox	180.87	2,447.13	2,628.00
10	Xerox	2,824.29	38,215.71	41,040.00
11	Xerox	215.38	4,123.34	4,338.72
12	Xerox	1,498.80	28,693.80	30,192.60
13	Xerox	692.60	13,259.32	13,951.92
14	Xerox	1,356.00	19,158.00	20,514.00
15	Xerox	3,390.00	64,990.00	68,380.00
16	Xerox	1,244.16	19,270.08	20,514.24
17	Xerox	335.50	6,422.66	6,758.16
18	Xerox	4,478.32	6,237.68	10,716.00
19	Xerox	3,256.65	8,035.35	11,292.00
20	Xerox	580.00	8,576.00	9,156.00
21	Xerox	530.00	8,626.00	9,156.00
22	Xerox	920.56	8,815.72	9,736.28
23	Xerox	1,261.96	24,159.08	25,421.04
IBM	IBM	156,321.59	369,278.41	525,600.00
PHH Leases	PHH — automobiles from SLC	104,574.00	1,207,923.00	1,312,497.00
TOTAL				4,446,762.08

ITEM 7.2.3(c) Ongoing Liens
1. Lien on the shares of SN Fibers (an Israeli company owned by HBI International, LLC) pursuant to the SN Fibers Memorandum of Articles.
2. Mortgages as listed below1

Deed of Trust Information
Address	Original Borrower	Current Owner	(Date, Amount, Book and Page)	Name of Lender
Douglas B. Mills,
4185 W. 5th Street Lumberton North Carolina Robeson County	Robeson County Committee of 100, Inc., a NC non-profit corporation	Sara Lee Corporation, a Maryland corporation (formerly SL Outer Banks, LLC)	North Carolina Deed of Trust recorded in Book 623, Page 37 dated 3/26/87 executed by Robeson County Committee of 100, Inc. Loan Amount — $115,170.00	Nicky D. Carter, (Successor Trustee) and John C. Hasty, Trustees of the Cape Fear Construction Company, Inc.

933 Meacham Road Statesville North Carolina Iredell County	Flexnit Company, Inc., a Delaware Corporation	Bali Company, a Delaware corporation (Dissolved)	Deed of Trust dated 12/27/1974 recorded in Book 447, Page 200 (missing pages 3-7).
and
Deed of Trust and Security Agreement dated 12/26/ 1979 recorded in Book 509, Page 436 (missing pages 438 and 440-451)

			Loan Amount — originally secured $1,7000,000 and then modified to secure up to $4,000,000	Irving Trust Company, a New York Corporation

645 West Pine Street Mount Airy North Carolina Surry County	The Surry County Industrial Facilities and Pollution Control Financing Authority	The Surry County Industrial Facilities and Pollution Control Financing Authority	Deed of Trust dated 4/1/1979 and recorded in Book 348, Page 606 Loan Amount secured — $4,000,000	Prudential Reinsurance Company, a Delaware corporation

[1]	Please note that for all mortgages listed, there is no outstanding indebtedness in connection with the mortgage, however a mortgage release has not been recorded. These releases are a post-closing item.

Deed of Trust Information
Address	Original Borrower	Current Owner	(Date, Amount, Book and Page)	Name of Lender
143 Mahanoy Avenue Tamaqua Pennsylvania Schuylkill County	Schuylkill County Industrial Development Authority	Greater Tamaqua Industrial Development Enterprises (originally leased to J.E. Morgan Knitting Mills, Inc.)	Supplemental Mortgage recorded in Mortgage Book 34-P, Page 782, dated 10/24/1984 Loan Amount secured originally $650,000	American Bank and Trust Co. of PA.

480 Hanes Mill Road Winston-Salem, NC 27105 (336) 714-8400 Forsyth County	National Textiles, LLC	National Textiles, L.L.C., a Delaware limited liability company	1. Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents and Leases from National Textiles, L.L.C., a Delaware limited liability company, to The Fidelity Company, Trustee for The First National Bank of Chicago, dated as of December 22, 1997 and recorded December 23, 1997 in Book 1978, Page 3969, Forsyth County Registry, securing an original amount of 210,000,000.00. (Also covers additional property)

2. Deed of Trust Modification and Reaffirmation Agreement by and between National Textiles, L.L.C., a Delaware limited liability company, and Bank One, NA f/k/a The First National Bank of Chicago, dated as of December 22, 2000 and recorded January 16, 2001 in Book 2150, Page 2439, Forsyth County Registry, regarding the Deed of Trust recorded in Book 1978, Page 3969, Forsyth County Registry.
Loan Amount $210,000,000 but linked to $300,000,000

			Loan matures 6/22/2007	Bank One, NA f/k/a The First National Bank of Chicago

Deed of Trust Information
Address	Original Borrower	Current Owner	(Date, Amount, Book and Page)	Name of Lender
308 East Thom Street China Grove, NC 2802 Rowan County	National Textiles, L.L.C., a Delaware limited liability company	National Textiles, L.L.C., a Delaware limited liability company	Deed of trust, security Agreement, Financing Statement and Assignment of Rents and Leases recorded in Book 879, Page 692, dated 4/28/2000 as modified by that Deed of Trust Modification and reaffirmation recorded in Book 898, Page 124, dated 12/22/2000

			Loan Amount secured— up tp $300,000,000	Bank One, NA f/k/a The First National Bank of Chicago

Deed of Trust Information
Address	Original Borrower	Current Owner	(Date, Amount, Book and Page)	Name of Lender
6295 Clementine Dr. #4 Clemmons, NC 27012 Forsyth County	National Textiles, L.L.C., a Delaware limited liability company	National Textiles, L.L.C., a Delaware limited liability company	1. Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents and Leases from National Textiles, L.L.C., a Delaware limited liability company, to The Fidelity Company, Trustee for The First National Bank of Chicago, dated as of December 22, 1997 and recorded December 23, 1997 in Book 1978, Page 3969, Forsyth County Registry, securing an original amount of 210,000,000.00. (Also covers additional property)

2. Deed of Trust Modification and Reaffirmation Agreement by and between National Textiles, L.L.C., a Delaware limited liability company, and Bank One, NA f/k/a The First National Bank of Chicago, dated as of December 22, 2000 and recorded January 16, 2001 in Book 2150, Page 2439, Forsyth County Registry, regarding the Deed of Trust recorded in Book 1978, Page 3969, Forsyth County Registry.

Loan Amount $210,000,000 but linked to $300,000,000

			Loan matures 6/22/2007	Bank One, NA f/k/a The First National Bank of Chicago

136 Gant Road Eden, NC 27288-7935 (336) 635-1354 Rockingham County	National Textiles, L.L.C., a Delaware limited liability company	National Textiles, L.L.C., a Delaware limited liability company	Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents and Leases recorded in Book 972, Page 2267, dated 12/22/1997 Loan amount secured — up to $300,000,000	Bank One, NA f/k/a The First National Bank of Chicago

328 Gant Road Eden, NC 27288-7935	Eden Yarns, Inc., a Delaware	Sara Lee Corporation, a	Deed of Trust recorded in Book 804, Page 1004, dated 11/30/1987 as modified by that;	1. Wachovia Bank

Deed of Trust Information
Address	Original Borrower	Current Owner	(Date, Amount, Book and Page)	Name of Lender
Rockingham County	corporation	Maryland corporation	First Amendment to Deed of Trust, Assignment of rents and security Agreement recorded in Book 842, Page 44, dated 12/31/1987 as modified by that;

Amendment to Deed of Trust recorded in Book 836, Page 1533, dated 5/15/1990 as modified by that;

Third Amendment to deed of Trust recorded in Book 842, Page 66, dated 10/24/1990 as modified by that;

Fourth Amendment to Deed of Trust recorded in Book 871, Page 2321, dated 9/17/1992 as modified by that;

Fifth Amendment to Deed of Trust recorded in Book 906, Page 1959, dated 7/27/1994 as modified by that;

Sixth Amendment to Deed of Trust recorded in Book 941, Page 1268, dated 7/23/1996 as modified by that;

Seventh Amendment to Deed of Trust recorded in Book 989, Page 1624, dated 7/29/1998

Loan amount secured — $66,000,000 ($33,000,000 to Wachovia Bank and$33,000,000 to Suntrust Bank)

			matures 11/30/2009	of North Carolina 2. Suntrust Bank

1311 West Main Street Forest City, NC 28043 Rutherford County	National Textiles, L.L.C., a Delaware limited liability company	National Textiles, L.L.C., a Delaware limited liability company	Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents and Leases recorded in Book 524, Page 383 as modified by that;

			Deed of Trust Modification and Reaffirmation Agreement recorded in Book 768, Page 334, dated 12/22/2000	Bank One, NA f/k/a The First National Bank of Chicago

Deed of Trust Information
Address	Original Borrower	Current Owner	(Date, Amount, Book and Page)	Name of Lender
Loan amount secured $210,000,000.00, but linked to $300,000,000 in future advance section

1012 Glendale Drive Galax, VA 24333 Carroll County	National Textiles, L.L.C., a Delaware limited liability company	National Textiles, L.L.C., a Delaware limited liability company	Deed of Trust Security Agreement, Financing Statement and Assignment of Rents and Leases, dated December 22, 1997, recorded on December 23, 1997 in Book 523, Page 283, Clerk’s Office of Carroll County, Virginia;

			This is a credit line deed of trust in the amount of $2,250,000.00, but linked to secure the $210,000,000 in the recitals	Bank One, NA f/k/a The First National Bank of Chicago

501 Brown Street (P.O. Box 12500) Gastonia, NC 28053 Gaston County	National Textiles, L.L.C., a Delaware limited liability company	National Textiles, L.L.C., a Delaware limited liability company	Deed of Trust Security Agreement, Financing Statement and Assignment of Rents and Leases, recorded in Book 3091, Page 284, dated 5/30/2000 Loan Amount $210,000,000 but linked to $300,000,000	Bank One, NA f/k/a The First National Bank of Chicago

1925 West Poplar Street Gastonia, NC 28052 Gaston County	National Textiles, L.L.C., a Delaware limited liability company	National Textiles, L.L.C., a Delaware limited liability company	Deed of Trust, Security Agreement, Financing Statement, and Assignment of Rents and Leases recorded in Book 3079, Page 737, dated 4/28/2000 Loan Amount $210,000,000 but linked to $300,000,000	Bank One, NA f/k/a The First National Bank of Chicago

100 Reep Drive Morganton, NC 28655 Burke County	National Textiles, L.L.C., a Delaware limited liability company	National Textiles, L.L.C., a Delaware limited liability company	Deed of Trust, Security Agreement, Financing Statement, and Assignment of Rents and Leases recorded in Book 892, Page 1011, dated 12/22/1997 as modified by that;

Deed of Trust Modification and Reaffirmation Agreement Book 979, Page 557, dated 12/22/2000

Matures 6/22/2007

Bank One, NA f/k/a The First National Bank of Chicago

Deed of Trust Information
Address	Original Borrower	Current Owner	(Date, Amount, Book and Page)	Name of Lender
Loan Amount — $210,000,000.00 but secures up to $300,000,000 in future advances section

3916 Highway 421 South Mountain City, TN 37683 (423) 727-5270 Johnson Co	National Textiles, LLC	The Industrial Development Board of the County of Johnson County, Tennessee, a Tennessee public, not-for-profit corporation	Leasehold Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents and Leases dated 12/22/1997
TD Book 135, Page 578 as modified byLeasehold Deed of trust Modification and Reaffirmation Agreement dated 12/22/2000
TD Book 157, Page 288

First National Bank of Chicago

			Loan Amount — $15,418,929.00 but linked to $300,000,000 in the recitals	Bank One, NA f/k/a The First National Bank of Chicago

815 John Beck Dockins Road Rabun County	National Textiles, LLC	Development Authority of Rabun County, Georgia, a public body corporate and politic of the State of Georgia	Deed to Secure debt, Security Agreement, and Assignment of Rents and Leases from National Textiles, LLC (as grantor) and Development Authority of Rabun County, Georgia (solely for purpose of consenting), recorded in Book O-17/1, dated 12/22/1997, as modified by that
Deed to Secure Debt Modification and Reaffirmation Agreement
Agreement recorded in Book K-20/306, dated 12/22/2000

Loan Amount — $8,500,000.00

			matures 6/22/2007	Bank One, NA f/k/a The First National Bank of Chicago

2652 Dalrymple Street Sanford, NC 27330 Lee Co.	National Textiles, L.L.C., a Delaware limited liability company	National Textiles, L.L.C., a Delaware limited liability company	Deed of Trust, Security Agreement, Financing Statement, and Assignment of Rents and Leases recorded in Book 625, Page 330, dated 12/22/1997

			Loan Amount — $210,000,000.00 but secures up to $300,000,000 in future advances section	Bank One, NA f/k/a The First National Bank of Chicago

Equipment Leases as listed below

Debtor	Jurisdiction	Filing Type	Through Date	Secured Party	File Number and Date	Collateral Description
National Textiles, L.L.C. 480 E. Hanes Mill Road Winston-Salem, NC 27105	Secretary of State, Delaware	UCC	8/4/2006	LaSalle National Leasing Corporation One West Pennsylvania Avenue Towson, MD 21204	2031537-8 1/14/2002	Leased equipment pursuant to Master Lease Agreement dated 6/13/2001.

National Textiles, L.L.C. 480 E. Hanes Mill Road Winston-Salem, NC 27105	Secretary of State, Delaware	UCC	8/4/2006	LaSalle National Leasing Corporation One West Pennsylvania Avenue	3055776-2 3/7/2003	Leased manufacturing equipment.
Additional Debtors:				Towson, Md 21204
National Textiles Services I, L.L.C. 480 E. Hanes Mill Road Winston-Salem, NC 27105
National Textiles Services II, L.L.C. 480 E. Hanes Mill Road Winston-Salem, NC 27105
National Textiles
Services III, L.L.C.
480 E. Hanes Mill Road
Winston-Salem, NC 27105

ITEM 7.2.5(a) Ongoing Investments
1. Subsidiaries as listed in ITEM 6.8 above along with the below listed companies.
•	SN Fibers (49% interest)

•	Playtex Marketing Corporation (50% interest)*

* This company is an investment subject to the completion of the post closing obligations set forth in Section 7.1.11 of the Credit Agreement.
2. Deposit and Securities accounts

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Hanesbrands Parent	Bank of America	Hanesbrands PR Checks	Business Checking	[*****]
Hanesbrands Parent	Bank of America	Hanesbrands Direct Deposit	Business Checking	[*****]
Hanesbrands Parent	Bank of America	HanesbrandsTravel Adv. E-cash	Business Checking	[*****]
Hanesbrands Parent	Bank of America	Hanesbrands PR E-cash	Business Checking	[*****]
Hanesbrands Parent	Bank of America	Hanesbrands PR funding	Concentration	[*****]
Hanesbrands Parent	Chase	Hanesbrands AP Checks	Business Checking	[*****]
Hanesbrands Parent	Chase	Hanesbrands Tax Clearing	Clearing	[*****]
Hanesbrands Parent	Chase	Hanesbrands Note	Concentration	[*****]
Hanesbrands Parent	Chase	Hanesbrands AP ACH	Clearing	[*****]
Hanesbrands Parent	Chase	Hanesbrands Master	Concentration	[*****]
Hanesbrands Parent	Chase	Hanesbrands Casualwear Note	Concentration	[*****]
Hanesbrands Parent	Chase	Hanesbrands Direct Note	Concentration	[*****]
Hanesbrands Parent	Chase	Eden Yarns Inc. Note	Concentration	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Hanesbrands Parent	Chase	Leggs Products Note	Concentration	[*****]
Hanesbrands Parent	Chase	Hanesbrands Playtex Apparel Note	Concentration	[*****]
Hanesbrands Parent	Chase	Hanesbrands Outer Banks LLC Note	Concentration	[*****]
Hanesbrands Parent	Chase	Hanesbrands Note	Concentration	[*****]
Hanesbrands Parent	Chase	Hanesbrands Sock Company Note	Concentration	[*****]
Hanesbrands Parent	Chase	Hanesbrands Printables Note	Concentration	[*****]
Hanesbrands Parent	Chase	Jogbra Inc Notes	Concentration	[*****]
Hanesbrands Parent	Chase	Champion Products Inc Note	Concentration	[*****]
Hanesbrands Parent	Chase	JE Morgan (Harwood Companies) Note	Concentration	[*****]
Hanesbrands Parent	Chase	Host Apparel Note Account Harwood Industries	Concentration	[*****]
Hanesbrands Parent	Chase	Hanesbrands Knit Products Note	Concentration	[*****]
Hanesbrands Parent	Chase	The Harwood Companies Note Account	Concentration	[*****]
Hanesbrands Parent	Chase	Hanesbrands Pacific Rim Note C/O Hanesbrands Export	Concentration	[*****]
Hanesbrands Parent	Chase	HBI LEASING WYOMING INC	Other	[*****]
Hanesbrands Parent	Chase	CAYWEAR	Other	[*****]
Hanesbrands Parent	Chase	ROOT CONSULTING INC UPEL	Other	[*****]
Hanesbrands Parent	Chase	HANESBRANDS HOSIERY CUSTOMER EFT RECEIPTS	Other	[*****]
Hanesbrands Parent	Chase	HANESBRANDS HOSIERY REFUNDS GUARANTEE DISBURSEMENTS	Business Checking	[*****]
Hanesbrands Parent	Chase	HANESBRANDS HOSIERY CONCENTRATION	Concentration	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Hanesbrands Parent	Chase	HANESBRANDS HOSIERY CONCENTRATION	Concentration	[*****]
Hanesbrands Parent	Chase	PLAYTEX DORADO HANESBRANDS INC	Other	[*****]
Hanesbrands Parent	Chase	BALI FDN INC	Business Checking	[*****]
Hanesbrands Parent	Chase	PLAYTEX CONCENTRATION(HANESBRANDS INTIMATES & HOSIERY CON ACCT P)	Concentration	[*****]
Hanesbrands Parent	Chase	HANESBRANDS INTIMATES & HOSIERY CO-OP ADVERTISING	Other	[*****]
Hanesbrands Parent	Chase	HANESBRANDS PRINTABLES CONCENTRATION	Concentration	[*****]
Hanesbrands Parent	Chase	HANESBRANDS SPORTSWEAR	Other	[*****]
Hanesbrands Parent	Chase	CHAMPION CUSTOMS	Other	[*****]
Hanesbrands Parent	Chase	HANESBRANDS KNIT PRODUCTS HANES MENSWEAR ACCT	Other	[*****]
Hanesbrands Parent	Chase	HANESBRANDS UNDERWEAR GENERAL ACCOUNT	General	[*****]
Hanesbrands Parent	Chase	HANESBRANDS UNDERWEAR CUSTOMS ACH	Other	[*****]
Hanesbrands Parent	Chase	HARWOOD COMPANIES, INC	Other	[*****]
Hanesbrands Parent	Chase	HANESBRANDS UNDERWEAR/CASUALWEAR LOCKBOX	Other	[*****]
Hanesbrands Parent	Wachovia	HANEBRANDS SOCK	Lock Box	[*****]
Hanesbrands Parent	Wachovia	JE Morgan	Depository	[*****]
Hanesbrands Parent	Wachovia	JE Morgan	Depository	[*****]
Hanesbrands Parent	Wachovia	Export	Depository	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Hanesbrands Parent	Wachovia	Outer Banks	Lock Box	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
BA International LLC	NONE

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Caribesock, Inc.	Chase	Caribesock, Inc.	Other	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Caribetex, Inc.	Chase	Caribetex	Other	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
CASA International, LLC	NONE

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Ceibena Del Inc. Ceibena Del Inc. Ceibena Del Inc. Ceibena Del Inc.	Chase Chase Banco Mercantil Banco Mercantil	CEIBENA DEL INC MANUFACTURERS CEIBENA Manufacturera Ceibena Manufacturera Ceibena	Other General Operating Operating	[*****] [*****] [*****] [*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Hanes Menswear, LLC	Banco Popular	Hanes Menswear	Concentration	[*****]
Hanes Menswear, LLC	Banco Popular	Hanes Menswear	Business Checking	[*****]
Hanes Menswear, LLC	Banco Popular	Hanes Menswear	Business Checking	[*****]
Hanes Menswear, LLC	Banco Popular	Hanes Menswear	Business Checking	[*****]
Hanes Menswear, LLC	Banco Popular	Hanes Menswear	General	[*****]
Hanes Menswear, LLC	Chase	Hanes Menswear	General	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Hanes Puerto Rico, Inc.	NONE

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Hanesbrands Direct, LLC	Chase	Direct Note	Concentration	[*****]
Hanesbrands Direct, LLC	JPMorgan Chase	Direct Costumer Refund	Disbursement — non payroll	[*****]
Hanesbrands Direct, LLC	JPMorgan Chase	Direct Costumer Refund	Disbursement — non payroll	[*****]
Hanesbrands Direct, LLC	JPMorgan Chase	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Wachovia	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Wachovia	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	First Security Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Alliance Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	American National Bank of TX	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Americana Community Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Amsouth Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	BancorpSouth	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	BancorpSouth	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Bank of America	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Bank of America	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Bank of America	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Bank of America	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Bank of Clarendon	Direct Store Deposits	Depository/Collection	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Hanesbrands Direct, LLC	Bank of New York	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Bank of Ocean City	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Bank of Odessa	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Bank of Petaluma	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Bank of the Cascades	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Bank of the West	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	BB&T	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Borrego Springs Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Centura Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Centura Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Chittenden Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Citizens Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Citizens Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Citizens National Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	City National Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	City National Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Columbia State Bank	Direct Store Deposits	Depository/Collection	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Hanesbrands Direct, LLC	Commerce Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Community Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Community Bank of Homestead	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Community National Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Compass Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Covenant Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Dalton Whitfield Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	F&M Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Farmers Bank & Trust	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Farmers Trust & Savings	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Farmers Trust & Savings	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	First American Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	First Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	First Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	First Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	First Bank of Douglas City	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	First Bank of the Lake	Direct Store Deposits	Depository/Collection	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Hanesbrands Direct, LLC	First Banking Center	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	First Century	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	First Citizens	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	First National Bank of (unspec)	Direct Store Deposits	Depository/Collection	[***** ]
Hanesbrands Direct, LLC	First National Bank of (unspec)	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	First National Bank of Gwinnett	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	First National Bank of NE	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	First National Bank of Olathe	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	First National Bank of TX	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	First State Bank of Gainesville	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Frost National Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Gibsland Bank and Trust	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Glens Falls National Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Harris Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	HSBC Bank USA	Direct Store Deposits	Depository/Collection	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Hanesbrands Direct, LLC	Huntington National Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Irwin Union Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	JPMorgan Chase	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	JPMorgan Chase	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	JPMorgan Chase	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Legacy Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Legacy Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	M&T Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	McIntosh State Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Mid State Bank and Trust	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Montgomery Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Five Star Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	National City Bank (unspec)	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	National City Bank (unspec)	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	National City Bank (unspec)	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	National City Bank (unspec)	Direct Store Deposits	Depository/Collection	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Hanesbrands Direct, LLC	National City Bank (unspec)	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	National Penn	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Old Second National Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Ozark Mountain Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Ozark Mountain Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Park Avenue Bank (GA, FL)	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Pinnacle Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	PNC Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	PNC Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Premier Bank (Missouri)	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Premier Banks (Minnesota)	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Queenstown Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Regions Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Regions Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Security National Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Security State Bank	Direct Store Deposits	Depository/Collection	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Hanesbrands Direct, LLC	Skagit State Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Skagit State Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Sky Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Somerset Trust Co	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	South Carolina Bank and Trust	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Southeastern Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Southeastern Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	SunTrust	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	SunTrust	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	SunTrust	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	SunTrust	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Susquehanna Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	TD North	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	TD North	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	TD North	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	TD North	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	TD North	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Trustmark National Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Tuscola National	Direct Store Deposits	Depository/Collection	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Hanesbrands Direct, LLC	US Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	US Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	US Bank	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Wachovia	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Wachovia	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Wachovia	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Washington Mutual	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Washington Trust	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Wells Fargo	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Wilmington Trust	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Wilson Bank & Trust	Direct Store Deposits	Depository/Collection	[*****]
Hanesbrands Direct, LLC	Wrentham Cooperative Bank	Direct Store Deposits	Depository/Collection	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
HBI Branded Apparel Enterprises. LLC	None

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Hanesbrands Distribution, Inc.	Chase	Hanesbrands Distribution	Other	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
HBI Branded Apparel Limited Inc	NONE

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
HBI International, LLC	Chase	HBI International LLC	Other	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
HBI Sourcing, LLC	Chase	HBI Sourcing LLC	Other	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Inner Self, LLC	Chase	Inner Self, LLC	General	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Jasper-Costa Rica, L.L.C.	NONE

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
National Textiles, LLC	Chase	NATIONAL TEXTILES NOTE	Concentration	[*****]
National Textiles, LLC	Chase	NATIONAL TEXTILES A/P	Business Checking	[*****]
National Textiles, LLC	Chase	NATIONAL TEXTILES HOURLY PAYROLL	Business Checking	[*****]
National Textiles, LLC	Chase	NATIONAL TEXTILES SALARY PAYROLL	Business Checking	[*****]
National Textiles, LLC	Chase	NATIONAL TEXTILES MEDICAL/DENTAL	Business Checking	[*****]
National Textiles, LLC	Chase	EDEN YARNS NOTE	Concentration	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
NT Investment Company	NONE

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Playtex Dorado, LLC	BANCO POPULAR	PLAYTEX DORADO CORPORATION	Business Checking	[*****]
Playtex Dorado, LLC	BANCO POPULAR	PLAYTEX DORADO CORPORATION	Business Checking	[*****]
Playtex Dorado, LLC	Chase	PLAYTEX DORADO CORPORATION	Depository	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Playtex Industries Inc	NONE

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
Seamless Textiles LLC	Banco Popular	SEAMLESS TEXTILES, INC.	Business Checking	[*****]
Seamless Textiles LLC	Banco Popular	SEAMLESS TEXTILES, INC.	Business Checking	[*****]
Seamless Textiles LLC	Chase	SEAMLESS TEXTILES, INC.	Depository	[*****]
Seamless Textiles LLC	Banco Popular	Seamless MMIA Short Term	Cert of Deposit	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
UPCR Inc	CHASE	UPCR INC	General	[*****]

Name of Grantor	Bank Name	Account Title	Type of Account	Bank Account Number
UPEL Inc	CHASE	UPEL Inc	Other	[*****]

BA International, L.L.C.
Caribesock, Inc.
Caribetex, Inc.
CASA International, LLC
Ceibena Del, Inc.
Hanes Menswear, LLC
Hanes Puerto Rico, Inc.
Hanesbrands Direct, LLC
Hanesbrands Distribution, Inc.
HBI Branded Apparel
Enterprises, LLC
HBI Branded Apparel Limited, Inc.
HbI International, LLC
HBI Sourcing, LLC
Inner Self LLC
National Textiles, L.L.C.
NT Investment Company, Inc.
Playtex Dorado, LLC
Playtex Industries, Inc.
Seamless Textiles, LLC
UPCR, Inc.
UPEL, Inc.

ITEM 7.2.11(m) Permitted Dispositions

Location of property	Description
[*****]	Approximately 4.93 acres [*****]
[*****]	Approximately 54,524 square foot building located on approximately 5.47 acres
[*****]	Property currently leased to third party
[*****]	[*****]
[*****]	Approximately 267 acres [*****]
[*****]	Approximately 173,805 square foot building
[*****]	Approximately 28,000 square foot building
[*****]	Several buildings aggregating approximately 47,802 square feet
[*****]	Approximately 43,859 square foot building
[*****]	Approximately 56,505 square foot building
[*****]	Approximately 148,477 square foot building
[*****]	Approximately 48,653 square foot building
[*****]	Approximately 24,326 square foot building
[*****]	Approximately 97,546 square foot building
[*****]	Approximately 22,539 square foot building located on approximately 112,816 square feet of land
[*****]	Approximately 603,338 square foot building located on approximately 13.9 acres

SCHEDULE II
PERCENTAGES;
LIBOR OFFICE;
DOMESTIC OFFICE

NAME AND NOTICE
ADDRESS OF LENDER	LIBOR OFFICE	DOMESTIC OFFICE	COMMITMENT
Merrill Lynch Capital Corporation	Merrill Lynch Capital Corporation	Merrill Lynch Capital Corporation	50%
	4 World Financial Center 22nd Floor	4 World Financial Center 22nd Floor
	New York, NY 10080	New York, NY 10080
Attn: Nancy Meadows
	Tel: (212) 449-2879	Attn: Nancy Meadows
	Fax: (212) 738-1186	Tel: (212) 449-2879
	Email: Nancy_Meadows@ml.com	Fax: (212) 738-1186
Email:
Nancy_Meadows@ml.com

Morgan Stanley Senior Funding, Inc.	Morgan Stanley Senior Funding, Inc. 1585 Broadway	Morgan Stanley Senior Funding, Inc. 1585 Broadway	50%
	New York, NY 10036	New York, NY 10036
NOTICE ADDRESS FOR ADMINISTRATIVE AGENT:
Citicorp USA, Inc.
2 Penns Way
Suite 100
New Castle, De 19720
Attention: Carin Seals

Fax: (302) 894-6076
Phone: (212) 994-0967
E-mail: carin.seals@citigroup.com

EXHIBIT A
[FORM OF] NOTE
     $
     FOR VALUE RECEIVED, HBI BRANDED APPAREL LIMITED, INC., a Delaware corporation (the “Borrower”), promises to pay to the order of [NAME OF LENDER] (the “Lender”) on the Stated Maturity Date the principal sum of                     DOLLARS ($                    ) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to that certain Second Lien Credit Agreement, dated as of September 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Hanesbrands Inc. (the “Company”), the Lenders, HSBC Bank USA, National Association, LaSalle Bank National Association and Barclays Bank PLC, as the Co-Documentation Agents, Merrill Lynch Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Co-Syndication Agents, Citicorp USA, Inc., as the Administrative Agent, Citibank, N.A., as the Collateral Agent, and Merrill Lynch Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the joint lead arrangers and joint bookrunners (in such capacities, the “Lead Arrangers”). Terms used in this Note, unless otherwise defined herein, have the meanings provided in the Credit Agreement.
     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.
     Payments of both principal and interest are to be made pursuant to the terms of the Credit Agreement.
     This Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note, which security is subject to the Intercreditor Agreement, and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.
     All parties hereto, to the extent permitted by applicable law, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.
Note (Second Lien)

1

     THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

HBI BRANDED APPAREL LIMITED, INC.

By	Name:
Title:
Note (Second Lien)

2

LOANS AND PRINCIPAL PAYMENTS

	Amount of			Amount of Principal		Unpaid Principal
	Loan Made			Repaid		Balance
	Alternate	LIBO	Interest	Alternate	LIBO	Alternate	LIBO		Notation
Date	Base Rate	Rate	Period	Base Rate	Rate	Base Rate	Rate	Total	Made By

3

EXHIBIT B
[FORM OF] BORROWING REQUEST
Citicorp USA, Inc.,
as Administrative Agent
2 Penns Way
Suite 100
New Castle, De 19720
Attention: Carin Seals
Fax: (302) 894-6076
Phone: (212) 994-0967
E-mail: carin.seals@citigroup.com
HBI BRANDED APPAREL LIMITED, INC.
Ladies and Gentlemen:
     This Borrowing Request is delivered to you pursuant to Section 2.2.1 of the Second Lien Credit Agreement, dated as of September 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among HBI Branded Apparel Limited, Inc., a Delaware corporation (the “Borrower”), Hanesbrands Inc. (the “Company”), the Lenders, HSBC Bank USA, National Association, LaSalle Bank National Association and Barclays Bank PLC, as the Co-Documentation Agents, Merrill Lynch Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Co-Syndication Agents, Citicorp USA, Inc., as the Administrative Agent, Citibank, N.A., as the Collateral Agent, and Merrill Lynch Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Joint Lead Arrangers and Joint Bookrunners. Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.
     The Borrower hereby requests that a Loan be made in the aggregate principal amount of $450,000,000 on September 5, 2006 as a [Base Rate Loan] [LIBO Rate Loan having an Interest Period of one month].
     The Borrower hereby acknowledges that, pursuant to Section 5.21 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitutes a representation and warranty by the Borrower that, on the date of the making of such Loans, and both before and after giving effect thereto, all statements set forth in Section 5.20 of the Credit Agreement are true and correct.
     The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct to the extent set forth in Section 5.20 of the Credit Agreement at such time as if then made, it will promptly so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing
Borrowing Request (Second Lien)

1

requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct to the extent set forth in Section 5.20 of the Credit Agreement at the date of such Borrowing as if then made.
     Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:

Person to be Paid
Amount to			Name, Address, etc.
be Transferred	Name	Account No.	Of Transferee Lender
$
$			Attention:
$			Attention:
Attention:
Balance of such proceeds	The Borrower		Attention:
Borrowing Request (Second Lien)

2

     IN WITNESS WHEREOF, the Borrower has caused this Borrowing Request to be executed and delivered, and the certifications and warranties contained herein to be made, by its duly Authorized Officer, solely in such capacity and not as an individual, this                      day of                                         ,                    .

HBI BRANDED APPAREL LIMITED, INC.

By

Name:
Title:
Borrowing Request (Second Lien)

3

EXHIBIT C
CONTINUATION/CONVERSION NOTICE
Citicorp USA, Inc.,
     as Administrative Agent
2 Penns Way
Suite 100
New Castle, DE 19720
Attention: Carin Seals
Fax: (302) 894-6076
Phone: (212) 994-0967
E-mail: carin.seals@citigroup.com
HBI BRANDED APPAREL LIMITED, INC.
Ladies and Gentlemen:
     This Continuation/Conversion Notice is delivered to you pursuant to Section 2.3 of the Second Lien Credit Agreement, dated as of September 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among HBI Branded Apparel Limited, Inc., a Delaware corporation (the “Borrower”), Hanesbrands Inc. (the “Company”), the Lenders, HSBC Bank USA, National Association, LaSalle Bank National Association and Barclays Bank PLC, as the Co-Documentation Agents, Merrill Lynch Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Co-Syndication Agents, Citicorp USA, Inc., as the Administrative Agent, Citibank, N.A., as the Collateral Agent, and Merrill Lynch Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the joint lead arrangers and joint bookrunners (in such capacities, the “Lead Arrangers”). Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.
     The Borrower hereby requests that on ___, ___1,
     (1) $___2 of the presently outstanding principal amount of the Loans originally made on ___, ___, presently being maintained as [Base            Rate Loans] [LIBO Rate Loans],
     (2) be [converted into] [continued as],

[1]	Insert date of Continuation/Conversion Notice which shall be on or before 10:00 a.m. on a Business Day on not less than three nor more than five Business Days’ notice before the last day of the then current Interest Period with respect thereto, to convert any Base Rate Loan into one or more LIBO Rate Loans or to continue any LIBO Rate Loan; provided in the absence of prior notice as required above (which notice may be delivered telephonically followed by written confirmation within 24 hours thereafter by delivery of a Continuation/Conversion Notice), with respect to any LIBO Rate Loan such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan.

[2]	Minimum of $1,000,000 and integral multiples of $1,000,000.
Contimuation/Conversion Notice (Second Lien)

1

     (3)      [LIBO Rate Loans having an Interest Period of ___ [weeks] [months]]3 [Base Rate Loans].
     [The undersigned hereby certifies that no Event of Default has occurred and is continuing on the date of the proposed [conversion] [continuation]]4

[3]	Insert appropriate interest rate option and, if applicable, the number of weeks (one or two) if available, or months (one, two, three or six, or if available nine or twelve) with respect to LIBO Rate Loans.

[4]	Insert this sentence only in the event of a conversion from a Base Rate Loan to a LIBO Rate Loan or a continuation of a LIBO Rate Loan.
Contimuation/Conversion Notice (Second Lien)

2

     IN WITNESS WHEREOF, the Borrower has caused this Continuation/Conversion Notice to be executed and delivered by its duly Authorized Officer, solely in such capacity and not as an individual, this ___day of ___, ___.

HBI BRANDED APPAREL LIMITED, INC.

By

Name:
Title:
Continuation/Conversion Notice (Second Lien)

3

EXHIBIT D
[FORM OF] LENDER ASSIGNMENT AGREEMENT
_____________ ___, _____
To: HBI BRANDED APPAREL LIMITED, INC.,
as the Borrower
1000 East Hanes Mill Rd
Winston Salem, NC 27105
Attn: General Counsel
CITICORP USA, INC.,
as the Administrative Agent
2 Penns Way
Suite 100
New Castle, De 19720
Attention: Carin Seals
Fax: (302) 894-6076
Phone: (212) 994-0967
E-mail: carin.seals@citigroup.com
HBI BRANDED APPAREL LIMITED, INC.
Gentlemen and Ladies:
     This Lender Assignment Agreement (this “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to be incorporated herein by reference and made a part of this Assignment and Acceptance.
     For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent (as defined below) as contemplated below (i) all of the Assignor’s rights, benefits, obligations, liabilities and indemnities in its capacity as a Lender under (and in connection with) the Credit Agreement and any other Loan Documents to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action
Lender Assignment Agreement (Second Lien)

1

and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, the other Loan Documents or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor.
     This Assignment and Acceptance shall be effective as of the Effective Date [upon the written consent of the Administrative Agent [and the Borrower (as defined below)]1 ]2 being subscribed in the space indicated below.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]3]
3.	Borrower:	HBI BRANDED APPAREL LIMITED, INC. (the “Borrower”)

4.	Administrative Agent:	CITICORP USA, INC., as the administrative agent under the Credit Agreement (the “Administrative Agent”)

5.	Credit Agreement:	The Second Lien Credit Agreement, dated as of September 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Hanesbrands Inc. (the “Company”), the Lenders, HSBC Bank USA, National Association, LaSalle Bank National Association and Barclays Bank PLC, as the Co-Documentation Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Co-Syndication Agents, the Administrative Agent, Citibank, N.A., as the Collateral Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Joint Lead Arrangers and Joint Bookrunners.

6.	Assigned Interest:

[1]	Borrower consent required only pursuant to clause (a)(i) of Section 10.11 of the Credit Agreement.

[2]	Administrative Agent consent required for assignments (i) to an Eligible Assignee that is not a Lender, Approved Fund or an Affiliate of a Lender and (ii) pursuant to clause (a)(i) of Section 10.11 of the Credit Agreement.

[3]	Select as applicable.
Lender Assignment Agreement (Second Lien)

2

Aggregate Amount of	Amount of Loans	Percentage Assigned
Loans for all Lenders	Assigned	of Loans
$	$	%
$	$	%
$	$	%

Effective Date:	[MONTH] ___, 20___
Lender Assignment Agreement (Second Lien)

3

     The terms set forth in this Assignment and Acceptance are hereby agreed to as of the Effective Date:

ASSIGNOR [NAME OF ASSIGNOR]

By:

Name:
Title:

ASSIGNEE [NAME OF ASSIGNEE]

By:

Name:
Title:
Lender Assignment Agreement (Second Lien)

4

[Consented to and] Accepted:
CITICORP USA, INC.,
as the Administrative Agent
By:
     Name:
     Title:
[Consented to:
HBI BRANDED APPAREL LIMITED, INC.,
as the Borrower
By:
     Name:
     Title:]
Lender Assignment Agreement (Second Lien)

5

ANNEX 1
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ACCEPTANCE
          1. Representations and Warranties.
          1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) except as provided in clause (a) above, assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, the Company, or any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, the Company, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
          1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it is an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.6 or 7.1.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (v) without limiting the generality of the foregoing, it has received a copy of the Intercreditor Agreement and understands that its rights under the Loan Documents are subject to terms set forth in the Intercreditor Agreement and (vi) if it is a Non-U.S. Lender, attached to this Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Collateral Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
Lender Assignment Agreement (Second Lien)

6

          2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
          3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy or facsimile (or other electronic) transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be deemed to be a contract made under, governed by, and construed in accordance with, the laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) without regard to conflicts of laws principles.
Lender Assignment Agreement (Second Lien)

7

EXHIBIT E
COMPLIANCE CERTIFICATE (SECOND LIEN)
HANESBRANDS INC.
HBI BRANDED APPAREL LIMITED, INC.
     This Compliance Certificate is delivered pursuant to clause (c) of Section 7.1.1 of the Second Lien Credit Agreement, dated as of September 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among HBI Branded Apparel Limited, Inc., a Delaware corporation (the “Borrower”), Hanesbrands Inc. (the “Company”), the Lenders, HSBC Bank USA, National Association, LaSalle Bank National Association and Barclays Bank PLC, as the Co-Documentation Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Co-Syndication Agents, Citicorp USA, Inc., as the Administrative Agent, Citibank, N.A., as the Collateral Agent, and Merrill Lynch Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the joint lead arrangers and joint bookrunners (collectively, the “Lead Arrangers”). Terms used herein that are defined in the Credit Agreement, unless otherwise defined herein, have the meanings provided (or incorporated by reference) in the Credit Agreement.
     Each of the Company and the Borrower hereby certifies, represents and warrants as follows in respect of the period (the “Computation Period”) commencing on ___ ___, ___and ending on ___ ___, ___(such latter date being the “Computation Date”) and with respect to the Computation Date:
          1.      Defaults. As of the Computation Date, no Default had occurred and was continuing. 1
          2.      Financial Covenants.
               •      Leverage Ratio. The Leverage Ratio on the Computation Date was ___, as computed on Attachment 1 hereto. The maximum Leverage Ratio permitted pursuant to clause (a) of Section 7.2.4 of the Credit Agreement on the Computation Date was ___.
               •      Interest Coverage Ratio. The Interest Coverage Ratio for the Computation Period was ___, as computed on Attachment 2 hereto. The minimum Interest Coverage Ratio permitted pursuant to clause (b) of Section 7.2.4 of the Credit Agreement for the Computation Period was ___.

[1]	If a Default has occurred, specify the details of such default and the action that the Company or other Obligor has taken or proposes to take with respect thereto.
Compliance Certificate (Second Lien)

1

          3.      2 [Excess Cash Flow: The Excess Cash Flow was $___, as computed on Attachment 3 hereto.] Such amount multiplied by the Applicable Percentage (which is ___% based on the Leverage Ratio set forth above) is $___. Such amount minus the aggregate amount of all voluntary prepayments of Loans made during the Computation Period (which was $___) is equal to $___. As a result,3 subject to Section 3.1.1(f) [the Borrower is required to make a mandatory prepayment in such amount] 4[the Borrower is not required to make a mandatory prepayment of Excess Cash Flow]
          4.      Subsidiaries: Except as set forth below, no Subsidiary of the Company has been formed or acquired since the delivery of the last Compliance Certificate. The formation and/or acquisition of such Subsidiary was in compliance with Section 7.1.8 of the Credit Agreement.
     [Insert names of any new entities.]
          5.      Neither the Borrower nor any Obligor has changed its legal name or jurisdiction of organization, during the Computation Period, except as indicated on Attachment 4 hereto.

[2]	Use in the case of a Compliance Certificate delivered concurrently with the financial information pursuant to clause (b) of Section 7.1.1 of the Credit Agreement if applicable.

[3]	Use if amount is positive.

[4]	Use if amount is zero or less.
Compliance Certificate (Second Lien)

2

     IN WITNESS WHEREOF, the undersigned have caused this Compliance Certificate to be executed and delivered, and the certifications and warranties contained herein, by their respective treasurer, chief financial or accounting Authorized Officer, in each case, are made solely in such capacity and not as an individual, as of ___ ___, 200_.

HANESBRANDS INC.

By

Name:
Title:

HBI BRANDED APPAREL LIMITED, INC.

By

Name:
Title:
Compliance Certificate (Second Lien)

3

Attachment 1
(to __/__/__ Compliance
Certificate)
LEVERAGE RATIO
on ___________
(the “Computation Date”)
Leverage Ratio:

1.	Total Debt: on the Computation Date, in each case exclusive of intercompany Indebtedness between the Company and its Subsidiaries and any Contingent Liability in respect of any of the following, the outstanding principal amount of all Indebtedness of the Company and its Subsidiaries (other than a Receivables Subsidiary), comprised of:.

(a)	all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments
(b)	all monetary obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances issued for the account of such Person	$
(c)	all Capitalized Lease Liabilities of such Person	$
(d)	monetary obligations arising under Synthetic Leases	$
(e)	TOTAL DEBT: The sum of Item 1(a) through 1(d)	$

2.	Net Income (the aggregate of all amounts which would be included as net income on the consolidated financial statements of the Company and its Subsidiaries for the Computation Period)[1] .	$
3.	to the extent deducted in determining Net Income, amounts attributable to amortization (including amortization of goodwill and other intangible assets)	$
4.	to the extent deducted in determining Net Income, Federal, state, local and foreign income withholding, franchise, state single business unitary and similar Tax expense	$

[1]	The calculation of Net Income shall not include any net income of any Foreign Supply Chain Entity, except to the extent cash is distributed by such Foreign Supply Chain Entity during such period to the Company or any other Subsidiary as a dividend or other distribution.
Compliance Certificate (Second Lien)

5.	to the extent deducted in determining Net Income, Interest Expense (the aggregate interest expense (both, without duplication, when accrued or paid and net of interest income paid during such period to the Company and its Subsidiaries) of the Company and its Subsidiaries for such applicable period, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense)	$
6.	to the extent deducted in determining Net Income, depreciation of assets	$
7.	to the extent deducted in determining Net Income, all non-cash charges, including all non-cash charges associated with announced restructurings, whether announced previously or in the future	$
8.	to the extent deducted in determining Net Income, net cash charges associated with or related to any contemplated restructurings in an aggregate amount not to exceed, in any Fiscal Year, the Permitted Cash Restructuring Charge[2] Amount for such Fiscal Year	$
9.	to the extent deducted in determining Net Income, net cash restructuring charges associated with or related to the Spin-Off in an aggregate amount not to exceed, in any Fiscal Year, the Permitted Cash Spin-Off Charge Amount for such Fiscal Year[3]	$
10.	to the extent deducted in determining Net Income, all amounts in respect of extraordinary losses	$
11.	to the extent deducted in determining Net Income, non-cash compensation expense, or other non-cash expenses or charges, arising from the sale of stock, the granting of stock options, the granting of stock appreciation rights and similar arrangements (including any repricing, amendment, modification, substitution or change of any such stock, stock option, stock appreciation rights or similar arrangements)	$
12.	to the extent included in determining Net Income, any financial advisory fees, accounting fees, legal fees and other similar advisory and consulting fees, cash charges in respect of strategic market reviews, management bonuses and early retirement of Indebtedness, and related out-of-pocket expenses incurred by the Company or any of its Subsidiaries as a result of the Transaction, including fees and expenses in connection with the issuance, redemption or exchange of the Bridge Loans, all determined in accordance with GAAP	$

[2]	The Permitted Cash Restructuring Charge Amount shall be $120,000,000 in the aggregate for the Fiscal Year 2006 and all Fiscal Years ending after the Closing Date.

[3]	The Permitted Cash Spin-Off Charge Amount for the Fiscal Year 2006 shall be $20,000,000 and for the Fiscal Year 2007 shall be $55,000,000.
Compliance Certificate (Second Lien)

2

13.	to the extent included in determining Net Income, non-cash or unrealized losses on agreements with respect to Hedging Obligations	$
14.	to the extent included in determining Net Income and to the extent non-recurring and not capitalized, any financial advisory fees, accounting fees, legal fees and similar advisory and consulting fees and related costs and expenses of the Company and its Subsidiaries incurred as a result of Permitted Acquisitions, Investments, Dispositions permitted under the Credit Agreement and the issuance of Capital Securities or Indebtedness permitted under the Credit Agreement, all determined in accordance with GAAP and in each case eliminating any increase or decrease in income resulting from non-cash accounting adjustments made in connection with the related Permitted Acquisition or Dispositions	$
15.	to the extent included in determining Net Income, and to the extent the related loss in not added back pursuant to Item 21, all proceeds of business interruption insurance policies	$
16.	to the extent included in determining Net Income, expenses incurred by the Company or any Subsidiary to the extent reimbursed in cash by a third party	$
17.	to the extent included in determining Net Income, extraordinary, unusual or non-recurring cash charges not to exceed $10,000,000 in any Fiscal Year	$
18.	to the extent included in determining Net Income, all amounts in respect of extraordinary gains or extraordinary losses	$
19.	to the extent included in determining Net Income, non-cash gains on agreements with respect to Hedging Obligations	$
20.	to the extent included in determining Net Income, reversals (in whole or in part) of any restructuring charges previously treated as Non-Cash Restructuring Charges in any prior period	$
21.	to the extent included in determining Net Income, non-cash items increasing such Net Income for such period, other than (A) the accrual of revenue consistent with past practice and (B) the reversal in such period of an accrual of, or cash	$
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3

reserve for, cash expenses in a prior period, to the extent such accrual or reserve did not increase EBITDA in a prior period
22.	EBITDA[4]: The sum of Items 2 through 17 minus Items 18 through 21	$
23.	LEVERAGE RATIO: ratio of Item 1 to Item 22	:1

[4]	For purposes of calculating the Leverage Ratio with respect to the four consecutive Fiscal Quarter period ending (i) nearest to December 31, 2006, EBITDA shall be actual EBITDA for the Fiscal Quarter ending nearest to December 31, 2006 multiplied by four; (ii) nearest to March 31, 2007, EBITDA shall be actual EBITDA for the two Fiscal Quarter period ending nearest to March 31, 2007 multiplied by two; and (iii) nearest to June 30, 2007, EBITDA shall be actual EBITDA for the three Fiscal Quarter period ending nearest to June 30, 2007 multiplied by one and one-third.
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Attachment 2
(to __/__/__ Compliance
Certificate)
INTEREST COVERAGE RATIO
on ___________
(the “Computation Date”)
•     Interest Coverage Ratio:

1.	EBITDA (see Item 22 of Attachment 1)	$
2.	Interest Expense of the Company and its Subsidiaries (see Item 5 of Attachment 1)[1]	$
3.	INTEREST COVERAGE RATIO: ratio of Item 1 to Item 2	:1

1	For purposes of calculating Interest Expense with respect to the calculation of the Interest Coverage Ratio with respect to the four consecutive Fiscal Quarter period ending (i) nearest to December 31, 2006, Interest Expense shall be actual Interest Expense for the Fiscal Quarter ending nearest to December 31, 2006 multiplied by four; (ii) nearest to March 31, 2007, Interest Expense shall be actual Interest Expense for the two Fiscal Quarter period ending nearest to March 31, 2007 multiplied by two; and (iii) nearest to June 30, 2007, Interest Expense shall be actual Interest Expense for the three Fiscal Quarter period ending nearest to June 30, 2007 multiplied by one and one-third.
Compliance Certificate (Second Lien)

5

Attachment 3
(to __/__/__ Compliance
Certificate)
EXCESS CASH FLOW1
on the Computation Date

1.	EBITDA (see Item 22 of Attachment 1)	$
2.	Interest Expense actually paid in cash by the Company and its Subsidiaries	$
3.	scheduled principal repayments with respect to the permanent reduction of Indebtedness, to the extent actually made and permitted to be made under the Credit Agreement	$
4.	all Federal, state, local and foreign income withholding, franchise, state single business unitary and similar Taxes actually paid in cash or payable (only to the extent related to Taxes associated with such Fiscal Year) by the Company and its Subsidiaries	$
5.	Capital Expenditures to the extent (x) actually made by the Company and its Subsidiaries in such Fiscal Year or (y) committed to be made by the Company and its Subsidiaries and that are permitted to be carried forward to the next succeeding Fiscal Year pursuant to Section 7.2.7 of the Credit Agreement[2].	$
6.	the portion of the purchase price paid in cash with respect to Permitted Acquisitions to the extent such Permitted Acquisition was made in connection with the Company’s offshore migration of its supply chain.	$
7.	cash Investments permitted to be made in Foreign Supply Chain Entities.	$
8.	to the extent permitted to be included in the calculation of EBITDA for such Fiscal Year, the amount of Cash Restructuring Charges and Cash Spin-Off Charges actually so included in such calculation.	$

[1]	Use in the case of a Compliance Certificate delivered concurrently with the financial information pursuant to clause (b) of Section 7.1.1 of the Credit Agreement.

[2]	The amounts deducted from Excess Cash Flow pursuant to clause (y) of Item 5 shall not thereafter be deducted in the determination of Excess Cash Flow for the Fiscal Year during which such payments were actually made.
Compliance Certificate (Second Lien)

9.	without duplication to any amounts deducted in preceding Item 2 through Item 8, all items added back to EBITDA pursuant to clause (b) of the definition of EBITDA in the Credit Agreement that represent amounts actually paid in cash	$
10.	The sum of Items 2 through 9	$
11.	EXCESS CASH FLOW: Item 1 less Item 10	$
Compliance Certificate (Second Lien)

Attachment 4
(to __/__/__ Compliance
Certificate)
CHANGE OF LEGAL NAME OR JURISDICTION OF INCORPORATION

Name of Borrower or Other Obligor	New Legal Name or Jurisdiction of Incorporation

Compliance Certificate (Second Lien)

EXHIBIT F
GUARANTY
THE EXERCISE BY THE ADMINISTRATIVE AGENT OR ANY OF THE SECURED PARTIES OF THEIR RIGHTS HEREUNDER IS SUBJECT TO THE TERMS, CONDITIONS AND RESTRICTIONS OF THE INTERCREDITOR AGREEMENT REFERRED TO IN SECTION 5.14 BELOW.
     This GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Guaranty”), dated as of September 5, 2006, is made by HANESBRANDS INC., a Maryland corporation (the “Company”) and each U.S. Subsidiary of the Company other than the Borrower (as defined below), from time to time party to this Guaranty (each individually, a “Subsidiary Guarantor” and, together with the Company, each individually, a “Guarantor” and collectively, the “Guarantors”), in favor of CITICORP USA, INC., as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties (capitalized terms used herein have the meanings set forth in or incorporated by reference in Article I).
W I T N E S S E T H:
     WHEREAS, pursuant to a Second Lien Credit Agreement, dated as of September 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among HBI Branded Apparel Limited, Inc. (the “Borrower”), the Company, the Lenders, the Administrative Agent, Citibank, N.A., as the Collateral Agent, Merrill Lynch Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Lead Arrangers and Syndication Agents, and HSBC Bank USA, National Association, LaSalle Bank National Association and Barclays Bank PLC, as the Documentation Agents, the Lenders have extended Commitments to make Loans to the Borrower; and
     WHEREAS, as a condition precedent to the making of the Loans under the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor agrees, for the benefit of each Secured Party, as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
     “Administrative Agent” is defined in the preamble.
     “Borrower” is defined in the first recital.
Guaranty (Second Lien)

     “Company” is defined in the preamble.
     “Credit Agreement” is defined in the first recital.
     “Guarantor” and “Guarantors” are defined in the preamble.
     “Guaranty” is defined in the preamble.
     SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.
ARTICLE II
GUARANTY PROVISIONS
     SECTION 2.1. Guaranty. Each Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably
     (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of each Obligor now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable rate provided in the Credit Agreement after the occurrence of any Event of Default set forth in Section 8.1.9 of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following the institution of a proceeding under bankruptcy, insolvency or similar laws), fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)); and
     (b) indemnifies and holds harmless each Secured Party for any and all costs and reasonable out-of-pocket expenses (including reasonable attorneys’ fees) incurred by such Secured Party in enforcing any rights under this Guaranty (in each case to the same extent the Secured Parties are indemnified and held harmless pursuant to Sections 10.3 and 10.4 of the Credit Agreement);
provided, however, that each Guarantor shall only be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that to the extent permitted by applicable law it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Obligor or any other Person before or as a condition to the obligations of such Guarantor hereunder.
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     SECTION 2.2. Reinstatement, etc. Each Guarantor hereby jointly and severally agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by any Secured Party, including upon the occurrence of any Default set forth in Section 8.1.9 of the Credit Agreement or otherwise, all as though such payment had not been made.
     SECTION 2.3. Guaranty Absolute, etc. To the extent permitted by applicable law, this Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Termination Date has occurred. Each Guarantor jointly and severally guarantees that the Obligations will be paid strictly in accordance with the terms of each Loan Document, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The liability of each Guarantor under this Guaranty shall be joint and several, absolute, unconditional and irrevocable to the extent permitted by applicable law irrespective of:
     (a) any lack of validity, legality or enforceability of any Loan Document;
     (b) the failure of any Secured Party
     (i) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person (including any other guarantor) under the provisions of any Loan Document, or
     (ii) to exercise any right or remedy against any other guarantor (including any Guarantor) of, or collateral securing, any Obligations;
     (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation;
     (d) any reduction, limitation, impairment or termination of any Obligations for any reason (other than the occurrence of the Termination Date), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives to the extent permitted by law, any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise (other than the occurrence of the Termination Date);
     (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;
     (f) any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor (including a Guarantor hereunder) of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or
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3

addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or
     (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor (other than payment or performance of the Obligations, in each case in full and, with respect to payments, in cash).
     SECTION 2.4. Setoff. Each Secured Party shall, upon the occurrence and during the continuance of any Event of Default described in clauses (a) through (d) of Section 8.1.9 of the Credit Agreement or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default (in each case, subject to the terms and conditions of the Intercreditor Agreement), have the right to appropriate and apply to the payment of the Obligations owing to it (if then due and payable), any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with such Secured Party (other than payroll, trust or tax accounts); provided that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement. Each Secured Party agrees promptly to notify the applicable Guarantor and the Administrative Agent after any such appropriation and application made by such Secured Party; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.
     SECTION 2.5. Waiver, etc. Each Guarantor hereby waives, to the extent permitted by law, promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations (subject to the terms and conditions of the Intercreditor Agreement), as the case may be.
     SECTION 2.6. Postponement of Subrogation, etc. Each Guarantor agrees that it will, to the extent permitted by law, not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document, nor shall any Guarantor seek any contribution or reimbursement from any Obligor in respect of any payment made under any Loan Document until following the Termination Date. Any amount paid to any Guarantor on account of any such subrogation rights prior to the Termination Date shall (subject to the terms of the Intercreditor Agreement) be held in trust for the benefit of the Secured Parties and shall (subject to the terms of the Intercreditor Agreement) immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by such Guarantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the outstanding Obligations, in accordance with the Intercreditor Agreement and Section 2.7; provided, however, that if any Guarantor has made payment to the Secured Parties of all or any part of the Obligations and the Termination Date has occurred, then at such Guarantor’s request, the Administrative Agent (on behalf of the Secured Parties) will, at the expense of such Guarantor, execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such
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Guarantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, each Guarantor shall refrain from taking any action or commencing any proceeding against any Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Guaranty to any Secured Party other than as required by applicable law to preserve such rights.
     SECTION 2.7. Payments; Application. Subject to the terms, conditions and provisions of the Intercreditor Agreement, each Guarantor hereby agrees with each Secured Party as follows to the extent permitted by applicable law:
     (a) Each Guarantor agrees that all payments made by such Guarantor hereunder will be made in Dollars to the Administrative Agent, without set-off, counterclaim or other defense (other than the defense of payment or performance) and in accordance with Sections 4.6 and 4.7 of the Credit Agreement, free and clear of and without deduction for any Taxes, each Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 4.6 and 4.7 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Guaranty by this reference as if set forth herein; provided, that references to the “Borrower” in such Sections shall also be deemed to be references to each Guarantor, and references to “this Agreement” in such Sections shall be deemed to be references to this Guaranty.
     (b) All payments made hereunder shall be applied upon receipt as set forth in Section 4.7 of the Credit Agreement.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     In order to induce the Secured Parties to enter into the Credit Agreement and make Loans, each Guarantor represents and warrants to each Secured Party as set forth below.
     SECTION 3.1. Credit Agreement Representations and Warranties. The representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to any Guarantor and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.
     SECTION 3.2. Financial Condition, etc. Each Guarantor has knowledge of each other Obligor’s financial condition and affairs and that it has adequate means to obtain from each such Obligor on an ongoing basis information relating thereto and to such Obligor’s ability to pay and perform the Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. Each Guarantor acknowledges and agrees that
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5

the Secured Parties shall have no obligation to investigate the financial condition or affairs of any Obligor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of any other Obligor that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Obligations.
     SECTION 3.3. Best Interests. It is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will, as a result of being an Affiliate of the Borrower, derive substantial direct and indirect benefits from the Loans made from time to time to the Borrower by the Lenders pursuant to the Credit Agreement and each Guarantor agrees that the Secured Parties are relying on this representation in agreeing to make Loans to the Borrower.
ARTICLE IV
COVENANTS, ETC.
     Each Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements to which it is a party, covenants and obligations contained in the Credit Agreement which are applicable to such Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made in this Article, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.
ARTICLE V
MISCELLANEOUS PROVISIONS
     SECTION 5.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.
     SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. This Guaranty shall remain in full force and effect until the Termination Date has occurred, shall be jointly and severally binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and permitted assigns; provided, however, that no Guarantor may (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.
     SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor from its obligations under this Guaranty, shall in any event be effective unless the same shall be in writing and signed by the
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6

Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 10.1 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
     SECTION 5.4. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party (in the case of any Subsidiary Guarantor, in care of the Company) set forth on Schedule II to the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.
     SECTION 5.5. Additional Guarantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Guarantor” hereunder with the same force and effect as if it were originally a party to this Guaranty and named as a “Guarantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Guarantor hereunder (except to the extent a consent has been obtained), and the rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.
     SECTION 5.6. Release of Guarantor. Upon the occurrence of the Termination Date, this Guaranty and all obligations of each Guarantor hereunder shall terminate, without delivery of any instrument or performance of any act by any party. In addition, at the request of the Company, and at the sole expense of the Company, a Subsidiary Guarantor shall be automatically released from its obligations hereunder in the event that the Capital Securities of such Subsidiary Guarantor are Disposed of in a transaction permitted by the Credit Agreement; provided that the Company shall have delivered to the Administrative Agent, prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor. The Administrative Agent agrees to deliver to the Company, at the Company’s sole expense, such documents as the Company may reasonably request to evidence such termination and release.
     SECTION 5.7. No Waiver; Remedies. In addition to, and not in limitation of, Sections 2.3 and 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     SECTION 5.8. Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.
     SECTION 5.9. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be
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ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.
     SECTION 5.10. Governing Law, Entire Agreement, etc. THIS GUARANTY WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Guaranty and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.
     SECTION 5.11. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY GUARANTOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION (SUBJECT TO THE INTERCREDITOR AGREEMENT), IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED FOR THE COMPANY IN SECTION 10.2 OF THE CREDIT AGREEMENT. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.
     SECTION 5.12. Waiver of Jury Trial. THE ADMINISTRATIVE AGENT (ON BEHALF OF ITSELF AND EACH OTHER SECURED PARTY) AND EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN)
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OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER OR SUCH GUARANTOR IN CONNECTION THEREWITH. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND EACH LENDER ENTERING INTO THE LOAN DOCUMENTS.
     SECTION 5.13. Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by facsimile (or other electronic) transmission shall be effective as delivery of a manually executed counterpart of this Guaranty.
     SECTION 5.14. Intercreditor Agreement. Notwithstanding anything herein to the contrary, the exercise of any right or remedy by the Collateral Agent, Administrative Agent or any Lender hereunder is subject to the terms, conditions and provisions of the Intercreditor Agreement in all respects. In the event of any conflict between the terms of the Intercreditor Agreement and this Guaranty, the terms of the Intercreditor Agreement shall govern and control in all respects.
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     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its Authorized Officer, solely in such capacity and not as an individual, as of the date first above written.

HANESBRANDS INC.

By:

Name: Title:

HANESBRANDS DIRECT, LLC

By:

Name: Title:

UPEL, INC.

By:

Name: Title:

CARIBETEX, INC.

By:

Name: Title:

SEAMLESS TEXTILES, LLC

By:

Name: Title:
Guaranty (Second Lien)

10

BA INTERNATIONAL, L.L.C.

By:

Name: Title:

HBI INTERNATIONAL, LLC

By:

Name: Title:

HBI BRANDED APPAREL ENTERPRISES, LLC

By:

Name: Title:

CASA INTERNATIONAL, LLC

By:

Name: Title:

UPCR, INC.

By:

Name: Title:
Guaranty (Second Lien)

11

HBI SOURCING, LLC

By:

Name: Title:

CEIBENA DEL, INC.

By:

Name: Title:

NT INVESTMENT COMPANY, INC.

By:

Name: Title:

HANESBRANDS DISTRIBUTION, INC.

By:

Name: Title:

CARIBESOCK, INC.

By:

Name: Title:
Guaranty (Second Lien)

12

NATIONAL TEXTILES, L.L.C.

By:

Name: Title:

HANES PUERTO RICO, INC.

By:

Name: Title:

PLAYTEX INDUSTRIES, INC.

By:

Name: Title:

INNER SELF LLC

By:

Name: Title:

PLAYTEX DORADO, LLC

By:

Name: Title:
Guaranty (Second Lien)

13

HANES MENSWEAR, LLC

By:

Name: Title:
Guaranty (Second Lien)

14

ACCEPTED AND AGREED FOR ITSELF AND ON BEHALF OF THE SECURED PARTIES:

CITICORP USA, INC., as Administrative Agent

By:

Name: Title:
Guaranty (Second Lien)

15

ANNEX I to
the Guaranty
     THIS SUPPLEMENT, dated as of ____________ ___, ____________ (this “Supplement”), is to the Guaranty, dated as of September 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Guaranty”), among the Guarantors (such capitalized term, and other terms used in this Supplement, to have the meanings set forth or incorporated by reference in Article I of the Guaranty) from time to time party thereto, in favor of CITICORP USA, INC., as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.
W I T N E S S E T H:
     WHEREAS, pursuant to the provisions of Section 5.5 of the Guaranty, each of the undersigned is becoming a Guarantor under the Guaranty; and
     WHEREAS, each of the undersigned desires to become a “Guarantor” under the Guaranty in order to induce each Secured Party to continue its Loans under the Credit Agreement;
     NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), each of the undersigned agrees, for the benefit of each Secured Party, as follows.
     SECTION 1. Party to Guaranty, etc. In accordance with the terms of the Guaranty, by its signature below, each of the undersigned hereby irrevocably agrees to become a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Guaranty applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects as of the date hereof. In furtherance of the foregoing, each reference to a “Guarantor” and/or “Guarantors” in the Guaranty shall be deemed to include each of the undersigned.
     SECTION 2. Representations. Each of the undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guaranty constitute the legal, valid and binding obligation of each of the undersigned, enforceable (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity) against it in accordance with its terms.
     SECTION 3. Full Force of Guaranty. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.
     SECTION 4. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision
Guaranty (Second Lien)

shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Guaranty.
     SECTION 5. Indemnity; Fees and Expenses, etc. Without limiting the provisions of any other Loan Document, each of the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred in connection with this Supplement, including reasonable attorney’s fees and out-of-pocket expenses of the Administrative Agent’s counsel.
     SECTION 6. Governing Law, Entire Agreement, etc. THIS SUPPLEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.
     SECTION 7. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Supplement by facsimile (or other electronic) transmission shall be effective as delivery of a manually executed counterpart of this Supplement.
     SECTION 8. Intercreditor Agreement. Notwithstanding anything herein to the contrary, the exercise of any right or remedy by the Collateral Agent, Administrative Agent or any Lender hereunder or under the Guaranty, as supplemented hereby, is subject to the terms, conditions and provisions of the Intercreditor Agreement in all respects. In the event of any conflict between the terms of the Intercreditor Agreement and the Guaranty or this Supplement, the terms of the Intercreditor Agreement shall govern and control.
Guaranty (Second Lien)

Annex I-2

     IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By:

Name: Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:

Name: Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:

Name: Title:

ACCEPTED AND AGREED FOR ITSELF AND ON BEHALF OF THE SECURED PARTIES:

CITICORP USA, INC., as Administrative Agent

By:

Name: Title:
Guaranty (Second Lien)

Annex I-3

EXHIBIT G
EXECUTION COPY
PLEDGE AND SECURITY AGREEMENT
THE EXERCISE BY THE COLLATERAL AGENT, ADMINISTRATIVE AGENT OR ANY LENDER HEREUNDER OF ITS RIGHTS HEREUNDER IS SUBJECT TO THE TERMS, CONDITIONS AND RESTRICTIONS IN THE INTERCREDITOR AGREEMENT REFERRED TO IN SECTION 7.13 BELOW.
     This PLEDGE AND SECURITY AGREEMENT, dated as of September 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Security Agreement”), is made by HANESBRANDS INC., a Maryland corporation (the “Company”), HBI BRANDED APPAREL LIMITED, INC., a Delaware corporation (the “Borrower”), and each Subsidiary Guarantor (terms used in the preamble and the recitals have the definitions set forth in or incorporated by reference in Article I) from time to time a party to this Security Agreement (each individually a “Grantor” and collectively, the “Grantors”), in favor of CITIBANK, N.A., a national banking association organized under the laws of the United States, as the collateral agent (together with its successor(s) thereto in such capacity, the “Collateral Agent”) for each of the Secured Parties and CITICORP USA, INC., as the administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.
W I T N E S S E T H:
     WHEREAS, pursuant to a Second Lien Credit Agreement, dated as of September 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Borrower, the Lenders, HSBC Bank USA, National Association, LaSalle Bank National Association and Barclays Bank PLC, as the Co-Documentation Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Co-Syndication Agents, the Administrative Agent, the Collateral Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Joint Lead Arrangers and Joint Bookrunners, the Lenders have extended Commitments to make Loans to the Borrower;
     WHEREAS, as a condition precedent to the making of the Loans under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement; and
     WHEREAS, the Liens granted hereunder in respect of the Collateral are subject to the terms, conditions and provisions of the Intercreditor Agreement in all respects;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees, for the benefit of each Secured Party, as follows:
Pledge and Security Agreement (Second Lien)

ARTICLE VII
DEFINITIONS
     SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
     “Administrative Agent” is defined in the preamble.
     “Borrower” is defined in the preamble.
     “Collateral” is defined in Section 2.1.
     “Collateral Account” is defined in clause (b) of Section 4.3.
     “Collateral Agent” is defined in the preamble.
     “Company” is defined in the preamble.
     “Computer Hardware and Software Collateral” means all of the Grantors’ right, title and interest in and to:
          (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, including all operating system software, utilities and application programs in whatsoever form;
          (b) all software programs (including both source code, object code and all related applications and data files), designed for use on the computers and electronic data processing hardware described in clause (a) above;
          (c) all firmware associated therewith;
          (d) all documentation (including flow charts, logic diagrams, manuals, guides, specifications, training materials, charts and pseudo codes) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and
          (e) all rights with respect to all of the foregoing, including copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, improvements, error corrections, updates, additions or model conversions of any of the foregoing;
provided that the foregoing shall not include Excluded Collateral.
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     “Control Agreement” means an authenticated record in form and substance reasonably satisfactory to the Collateral Agent, that provides for the Collateral Agent to have “control” (as defined in the UCC) over certain Collateral as provided herein.
     “Copyright Collateral” means all of the Grantors’ right, title and interest in and to:
          (a) all U.S. copyrights, registered or unregistered and whether published or unpublished, now or hereafter in force including copyrights registered or applied for in the United States Copyright Office, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation and all extensions and renewals of the foregoing (“Copyrights”), including the Copyrights which are the subject of a registration or application referred to in Item A of Schedule V;
          (b) all express or implied Copyright licenses and other agreements for the grant by or to such Grantor of any right to use any items of the type referred to in clause (a) above (each a “Copyright License”), including each Copyright License referred to in Item B of Schedule V;
          (c) the right to sue for past, present and future infringements of any of the Copyrights owned by such Grantor, and for breach or enforcement of any Copyright License; and
          (d) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits);
provided that the foregoing shall not include Excluded Collateral.
     “Credit Agreement” is defined in the first recital.
     “Distributions” means all dividends paid on Capital Securities, liquidating dividends paid on Capital Securities, shares (or other designations) of Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions on or with respect to any Capital Securities constituting Collateral.
     “Excluded Accounts” means payroll accounts, petty cash accounts, pension fund accounts, 401(k) accounts, zero-balance accounts and other accounts that any Grantor may hold in trust for others.
     “Excluded Collateral” is defined in Section 2.1.
     “General Intangibles” means all “general intangibles” and all “payment intangibles”, each as defined in the UCC, and shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).
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     “Grantor” and “Grantors” are defined in the preamble.
     “Intellectual Property” means Trademarks, Patents, Copyrights, Trade Secrets and all other similar types of intellectual property under any law, statutory provision or common law doctrine in the United States.
     “Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.
     “Owned Intellectual Property Collateral” means all Intellectual Property Collateral that is owned by the Grantors.
     “Patent Collateral” means all of the Grantors’ right, title and interest in and to:
          (a) inventions and discoveries, whether patentable or not, all letters patent and applications for United States letters patent, including all United States patent applications in preparation for filing, including all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, including all patents issued by, or patent applications filed with, the United States Patent and Trademark Office (“Patents”), including each Patent and Patent application referred to in Item A of Schedule III;
          (b) all Patent licenses, and other agreements for the grant by or to such Grantor of any right to use any items of the type referred to in clause (a) above (each a “Patent License”), including each Patent License referred to in Item B of Schedule III;
          (c) the right to sue third parties for past, present and future infringements of any Patent or Patent application, and for breach or enforcement of any Patent License; and
          (d) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits);
provided that the foregoing shall not include Excluded Collateral.
     “Permitted Liens” means all Liens permitted by Section 7.2.3 of the Credit Agreement or any other Loan Document.
     “Second-Priority” means , with respect to any Lien purported to be created in any Collateral pursuant to any Loan Document, that such Lien is the most senior Lien to which such Collateral is subject (other than (i) Liens created to secure the obligations under the First Lien Loan Documents and as otherwise permitted under the Intercreditor Agreement and (ii) any other Permitted Liens).
     “Securities Act” is defined in clause (a) of Section 6.2.
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     “Security Agreement” is defined in the preamble.
     “Trademark Collateral” means all of the Grantors’ right, title and interest in and to:
          (a) (i) all United States trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as “Trademarks”), including those Trademarks referred to in Item A of Schedule IV;
          (b) all Trademark licenses and other agreements for the grant by or to such Grantor of any right to use any Trademark (each a “Trademark License”), including each Trademark License referred to in Item B of Schedule IV; and
          (c) all of the goodwill of the business connected with the use of, and symbolized by the Trademarks described in clause (a) and, to the extent applicable, clause (b);
          (d) the right to sue third parties for past, present and future infringements or dilution of the Trademarks described in clause (a) and, to the extent applicable, clause (b) or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark License; and
          (e) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits);
provided that the foregoing shall not include Excluded Collateral.
     “Trade Secrets Collateral” means all of the Grantors’ right, title and interest throughout the world in and to (a) all common law and statutory trade secrets and all other confidential, proprietary or useful information and all know how (collectively referred to as “Trade Secrets”) obtained by or used in or contemplated at any time for use in the business of a Grantor, whether or not such Trade Secret has been reduced to a writing or other tangible form, including all Documents and things embodying, incorporating or referring in any way to such Trade Secret, (b) all Trade Secret licenses and other agreements for the grant by or to such Grantor of any right to use any Trade Secret (each a “Trade Secret License”) including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret License, and (d) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits);
provided that the foregoing shall not include Excluded Collateral.
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     SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.
     SECTION 1.3. UCC Definitions. When used herein the terms Account, Certificate of Title, Certificated Securities, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Contract, Deposit Account, Document, Electronic Chattel Paper, Equipment, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Proceeds, Promissory Notes, Securities Account, Security Entitlement, Supporting Obligations and Uncertificated Securities have the meaning provided in Article 8 or Article 9, as applicable, of the UCC. Letters of Credit has the meaning provided in Section 5-102 of the UCC.
ARTICLE II
SECURITY INTEREST
     SECTION 2.1. Grant of Security Interest. Each Grantor hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of such Grantor’s right, title and interest in and to the following property, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located, (collectively, the “Collateral”):
          (a) Accounts;
          (b) Chattel Paper;
          (c) Commercial Tort Claims listed on Item I of Schedule II (as such schedule may be amended or supplemented from time to time);
          (d) Deposit Accounts;
          (e) Documents;
          (f) General Intangibles;
          (g) Goods;
          (h) Instruments;
          (i) Investment Property;
          (j) Letter-of-Credit Rights and Letters of Credit;
          (k) Supporting Obligations;
          (l) all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;
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          (m) all Proceeds and products of the foregoing and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof); and
          (n) all other property and rights of every kind and description and interests therein.
     Notwithstanding the foregoing, the term “Collateral” shall not include the following (collectively, the “Excluded Collateral”):
               (i) such Grantor’s real property interests (including fee real estate, leasehold interests and fixtures);
               (ii) any General Intangibles, healthcare insurance receivables or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless any required consent shall have been obtained, (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder, or (C) otherwise cause such Grantor to lose material rights thereunder;
               (iii) Investment Property consisting of Capital Securities of a direct Foreign Subsidiary of such Grantor, in excess of 65% of the total combined voting power of all Capital Securities of each such direct Foreign Subsidiary, except that such 65% limitation shall not apply to a direct Foreign Subsidiary that (x) is treated as a partnership under the Code or (y) is not treated as an entity that is separate from (A) such Grantor; (B) any Person that is treated as a partnership under the Code or (C) any “United States person” (as defined in Section 7701(a)(30) of the Code);
               (iv) any Investment Property (other than Equity Interests of a Subsidiary) of any of the Grantors to the extent that applicable law or the organizational documents or other applicable agreements among the investors of such Person with respect to any such Investment Property (A) does not permit the grant of a security interest in such interest or an assignment of such interest or requires the consent of any third party to permit such grant of a security interest or assignment or (B) would, following the grant of a security interest or assignment hereunder, would cause any other Person (other than the Company or any of its Subsidiaries) to have the right to purchase such Investment Property;
               (v) any real or personal property, the granting of a security interest in which would be void or illegal under any applicable governmental law, rule or regulation, or pursuant thereto would result in, or permit the termination of, such asset;
               (vi) any real or personal property subject to a Permitted Lien (other than Liens in favor of the Collateral Agent) to the extent that the grant of other Liens
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on such asset (A) would result in a breach or violation of, or constitute a default under, the agreement or instrument governing such Permitted Lien, (B) would result in the loss of use of such asset, (C) would permit the holder of such Permitted Lien to terminate such Grantor’s use of such asset or (D) would otherwise result in a loss of material rights of such Grantor in such asset;
               (vii) any Excluded Accounts;
               (viii) any Excluded Contracts to the extent any third party consent required to grant a security interest in such rights, contracts, licenses, leases and other agreements has not been obtained by the applicable Grantor; provided that any such rights, contracts, licenses, leases and other agreements shall constitute Collateral and a security interest shall attach immediately to any such rights, contracts, licenses, leases and other agreements at the time the applicable Grantor obtains the applicable required consent; or
               (ix) any applications for United States trademark registration pursuant to IS U.S.L. §1051(b) (i.e., an intent-to-use application), until such time as such registration is granted or, if earlier, the date of first use of the trademark, at which point such application or registration shall constitute Collateral.
     SECTION 2.2. Security for Obligations. This Security Agreement and the Collateral in which the Collateral Agent for the benefit of the Secured Parties is granted a security interest hereunder by the Grantors secure the payment and performance of all of the Obligations.
     SECTION 2.3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, to the extent permitted by applicable law:
          (a) the Grantors will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of their duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;
          (b) the exercise by the Collateral Agent of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and
          (c) no Secured Party will have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
     SECTION 2.4. Distributions on Pledged Shares. In the event that any Distribution with respect to any Capital Securities pledged hereunder is permitted to be paid (in accordance with Section 7.2.6 of the Credit Agreement), such Distribution or payment may be paid directly to the applicable Grantor. If any Distribution is made in contravention of Section 7.2.6 of the Credit
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Agreement, such Grantor shall hold the same segregated and for the benefit of the Collateral Agent until paid to the Collateral Agent in accordance with Section 4.1.5.
     SECTION 2.5. Security Interest Absolute, etc. To the extent permitted by applicable law, this Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date. To the extent permitted by applicable law, all rights of the Secured Parties and the security interests granted to the Collateral Agent (for its benefit and the ratable benefit of each other Secured Party) hereunder, and all obligations of the Grantors hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of:
          (a) any lack of validity, legality or enforceability of any Loan Document or other applicable agreement under which such Obligations arise;
          (b) the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against the Borrower or any of its Subsidiaries or any other Person (including any other Grantor) under the provisions of any Loan Document or other applicable agreement under which such Obligations arise or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including any other Grantor) of, or Collateral securing, any Obligations;
          (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligations;
          (d) any reduction, limitation, impairment or termination of any Obligations for any reason (other than the occurrence of the Termination Date), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives (to the extent permitted by law) any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;
          (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document or other applicable agreement under which such Obligations arise;
          (f) any addition, exchange or release of any Collateral or of any Person that is (or will become) a Grantor (including the Grantors hereunder) of the Obligations, or any surrender or non-perfection of any Collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Party securing any of the Obligations; or
          (g) any other circumstance (other than payment or performance of the Obligations, in each case in full and, with respect to payments, in cash) which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower or any of its Subsidiaries, any surety or any guarantor.
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     SECTION 2.6. Postponement of Subrogation. Each Grantor agrees that it will not exercise any rights against another Grantor which it may acquire by way of rights of subrogation under any Loan Document or other applicable agreement under which such Obligations arise to which it is a party until the Termination Date. No Grantor shall seek any contribution or reimbursement from the Company or any of its Subsidiaries, in respect of any payment made under any Loan Document or other applicable agreement under which such Obligations arise or otherwise, until following the Termination Date. Any amount paid to such Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and (subject to the terms, conditions and restrictions of the Intercreditor Agreement) shall immediately be paid and turned over to the Collateral Agent for the benefit of the Secured Parties in the exact form received by such Grantor (duly endorsed in favor of the Collateral Agent, if required), to be credited and applied against the outstanding Obligations in accordance with Section 6.1; provided that if such Grantor has made payment to the Parties of all or any part of the Obligations and the Termination Date has occurred, then upon such Grantor’s notice to the Collateral Agent of such payment and request, the Collateral Agent (on behalf of the Secured Parties) will, at the expense of such Grantor, execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Grantor shall refrain from taking any action or commencing any proceeding against the Company or any of its Subsidiaries (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to any Secured Party.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     In order to induce the Secured Parties to enter into the Credit Agreement and make Loans thereunder, after giving effect to the consummation of the IP Purchase and the Spin-Off, the Grantors represent and warrant to each Secured Party as set forth below.
     SECTION 3.1. As to Capital Securities of the Subsidiaries, Investment Property.
          (a) With respect to any direct U.S. Subsidiary of any Grantor that is
               (i) a corporation, business trust, joint stock company or similar Person, all Capital Securities issued by such Subsidiary is duly authorized and validly issued, fully paid and non-assessable; and
               (ii) a partnership or limited liability company, no Capital Securities issued by such Subsidiary (A) is dealt in or traded on securities exchanges or in securities markets, (B) expressly provides that such Capital Securities is a security governed by Article 8 of the UCC or (C) is held in a Securities Account, except, with respect to this clause (a)(ii), Capital Securities (x) for which the Administrative Agent or the Collateral Agent is the registered owner or (y) with respect to which the issuer has agreed in an authenticated record with such
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Grantor and the Collateral Agent (at the written instruction of the Administrative Agent) to comply with any written instructions of the Collateral Agent (at the written instruction of the Administrative Agent) without the consent of such Grantor; provided that the Grantor shall have the right to provide instructions to such issuer until such issuer receives notice of sole control from the Collateral Agent (at the written instruction of the Administrative Agent) during the continuance of an Event of Default; provided further that upon the cure or waiver of all Events of Default, the Grantor shall have the right to give instructions to the issuer.
          (b) Subject to Section 7.1.1. of the Credit Agreement, each Grantor has delivered all Certificated Securities constituting Collateral held by such Grantor on the Closing Date to the Collateral Agent, together with duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Collateral Agent.
          (c) With respect to Uncertificated Securities constituting Collateral owned by any Grantor (other than any Capital Securities in a Foreign Subsidiary which are uncertificated), such Grantor has caused the issuer thereof either to (i) register the Collateral Agent as the registered owner of such security or (ii) agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor.
          Subject to the permitted update to Schedule I pursuant to Section 7.1.11 of the Credit Agreement, as of the Closing Date, the percentage of the issued and outstanding Capital Securities of each Subsidiary pledged by each Grantor hereunder is as set forth on Schedule I.
         SECTION 3.2. Grantor Name, Location, etc.
          (a) As of the Closing Date, the jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC is set forth in Item A of Schedule II.
          (b) As of the Closing Date, each Grantor’s organizational identification number is set forth in Item B of Schedule II.
          (c) During the four months preceding the date hereof, no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item C of Schedule II hereto.
          (d) As of the Closing Date, each Grantor’s federal taxpayer identification number is (and, during the four months preceding the date hereof, such Grantor has not had a federal taxpayer identification number different from that) set forth in Item D of Schedule II hereto.
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          (e) As of the Closing Date, no Grantor is a party to any federal, state or local government contract with a value individually in excess of $2,000,000, except as set forth in Item E of Schedule II hereto.
          (f) As of the Closing Date, no Grantor maintains any Deposit Accounts (other than Excluded Accounts), Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item F of Schedule II.
          (g) As of the Closing Date, no Grantor is the beneficiary of any Letters of Credit, except as set forth on Item G of Schedule II.
          (h) As of the Closing Date, no Grantor has Commercial Tort Claims (x) in which a suit has been filed by such Grantor and (y) where the amount of damages reasonably expected to be claimed individually exceeds $2,000,000, except as set forth on Item H of Schedule II.
          (i) As of the Closing Date, the name set forth on the signature page attached hereto is the true and correct legal name (as defined in the UCC) of each Grantor.
          SECTION 3.3. Ownership, No Liens, etc. Each Grantor owns its Collateral free and clear of any Lien, except for any security interest (a) created by this Security Agreement and (b) in the case of Collateral other than Certificated Securities, a Permitted Lien. No effective UCC financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Collateral Agent relating to this Security Agreement, Permitted Liens, filings which have not been authorized by the applicable Grantor or as to which a duly authorized termination statement relating to such UCC financing statement or other instrument has been delivered to the Collateral Agent on the Closing Date.
          SECTION 3.4. Possession of Inventory, Control; etc.
          (a) Each Grantor has, and agrees that it will maintain, exclusive possession of its Documents, Instruments, Promissory Notes (not otherwise delivered to the Collateral Agent), Goods, Equipment and Inventory maintained in the U.S., other than (i) Equipment and Inventory in transit or out for repair or refurbishing in the ordinary course of business, (ii) Equipment and Inventory that is in the possession or control of a consignee, warehouseman, bailee agent or other Person (other than an Affiliate of such Grantor) located in the United States in the ordinary course of business; provided that, subject to the terms of the Intercreditor Agreement to the extent the fair market value (as determined in good faith by an Authorized Officer of the applicable Grantor) in any U.S. location exceeds $5,000,000 and following notice from the Collateral Agent (at the request of the Required Lenders) following the occurrence and during the continuance of an Event of Default such Grantor shall promptly notify such Persons of the security interest created in favor of the Secured Parties pursuant to this Security Agreement, and such Grantor shall use commercially reasonable efforts to cause such party to authenticate a record acknowledging that it holds possession of such Collateral for the Secured Parties’ benefit and waives or subordinates any Lien held by it against such Collateral, (iii) Instruments or Promissory Notes that have been delivered to
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the Collateral Agent pursuant to Section 3.5 or are not otherwise required to be delivered hereunder and (iv) such other Documents, Instruments, Promissory Notes, Goods, Equipment and Inventory with a fair market value (as determined in good faith by an Authorized Officer of the applicable Grantor) of $2,000,000 in the aggregate. To each Grantor’s knowledge as of the date hereof, in the case of Equipment or Inventory described in clause (ii) above, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (i) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any such Equipment or Inventory, (ii) issued any Document for any such Equipment or Inventory, (iii) received notification of any Secured Party’s interest (other than the security interest granted hereunder) in any such Equipment or Inventory or (iv) any Lien on any such Equipment or Inventory (other than Permitted Liens).
          (b) Each Grantor is the sole entitlement holder of its Accounts and no other Person (other than the Collateral Agent pursuant to this Security Agreement or any other Person with respect to Permitted Liens) has control or possession of, or any other interest in, any of its Accounts or any other securities or property credited thereto.
     SECTION 3.5. Negotiable Documents, Instruments and Chattel Paper. Each Grantor has delivered to the Collateral Agent possession of all originals of all Documents, Instruments, Promissory Notes, and tangible Chattel Paper with an individual fair market value (as determined in good faith by an Authorized Officer of the applicable Grantor) of at least $2,000,000 owned or held by the Grantor on the Closing Date.
     SECTION 3.6. Intellectual Property Collateral.
          (a) In respect of the Intellectual Property Collateral as of the Closing Date:
               (i) set forth in Item A of Schedule III hereto is a complete and accurate list of all issued and applied-for U.S. Patents owned by the Grantors and set forth in Item B of Schedule III hereto is a complete and accurate list of all Patent Licenses;
               (ii) set forth in Item A of Schedule IV hereto is a complete and accurate list all registered and applied-for U.S. Trademarks owned by the Grantors, including those that are registered, or for which an application for registration has been made, with the United States Patent and Trademark Office and set forth in Item B of Schedule IV hereto is a complete and accurate list all Trademark Licenses; and
               (iii) set forth in Item A of Schedule V hereto is a complete and accurate list of all registered and applied-for U.S. Copyrights owned by the Grantors, and set forth in Item B of Schedule V hereto is a complete and accurate list of all Copyright Licenses and a complete and accurate list of all Copyright Licenses that are exclusive licenses granted to the Grantors in respect of any Copyright that is registered with the United States Copyright Office.
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          (b) Except as disclosed on Schedules III through V, in respect of each Grantor:
               (i) the Owned Intellectual Property Collateral is valid, subsisting, unexpired and enforceable (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity) and has not been abandoned or adjudged invalid or unenforceable (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity), in whole or in part, except where the loss or expiration of such Owned Intellectual Property Collateral would not be expected to have a Material Adverse Effect;
               (ii) such Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Owned Intellectual Property Collateral (except for the Permitted Liens) and (A) as of the Closing Date, no written claim, and (B) following the Closing Date, no written claim which has a reasonable likelihood of an adverse determination and if adversely determined against any Grantor would reasonably be expect to have Material Adverse Effect, in each case has been made that such Grantor is or may be, in conflict with, infringing, misappropriating, diluting, misusing or otherwise violating any of the rights of any third party or that challenges the ownership, use, protectability, registerability, validity, enforceability of any Owned Intellectual Property Collateral or, to such Grantor’s knowledge, any other Intellectual Property Collateral and, to such Grantor’s knowledge neither such Grantor nor the Intellectual Property Collateral conflict with, infringe, misappropriate or dilute or otherwise violate the rights of any third party;
               (iii) such Grantor has made all necessary filings and recordations to protect its interest in any Owned Intellectual Property Collateral that is material to the operations or business of such Grantor, including recordations of all of its interests in the Patent Collateral, the Trademark Collateral and the Copyright Collateral in the United States Patent and Trademark Office, the United States Copyright Office and any patent, trademark or copyright office anywhere in the world, as appropriate, and has used proper statutory notice, as applicable, in connection with its use of any Patent, Trademark or Copyright;
               (iv) such Grantor has taken all commercially reasonable steps to safeguard its Trade Secrets and to its knowledge (A) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated for the benefit of any other Person other than such Grantor which could reasonably be expected to result in a Material Adverse Effect; (B) no employee, independent contractor or agent of such Grantor has misappropriated any Trade Secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor which could reasonably be expected to result in a Material Adverse Effect; and (C) no employee, independent contractor or
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agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property Collateral which could reasonably be expected to result in a Material Adverse Effect;
               (v) no action by such Grantor is currently pending or threatened in writing which asserts that any third party is infringing, misappropriating, diluting, misusing or voiding any Owned Intellectual Property Collateral and, to such Grantor’s knowledge, no third party is infringing upon, misappropriating, diluting, misusing or voiding any Intellectual Property owned or used by such Grantor in any material respect, or any of its respective licensees, in each case except as would not have a Material Adverse Effect;
               (vi) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or to which such Grantor is bound that adversely affects its rights to own or use any material Intellectual Property Collateral;
               (vii) except for the Permitted Liens, such Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale or transfer of any Intellectual Property Collateral for purposes of granting a security interest or as collateral that has not been terminated or released;
               (viii) such Grantor has executed and delivered to the Collateral Agent, Intellectual Property Collateral security agreements for all Copyrights, Patents and Trademarks owned by such Grantor that constitute Collateral, including all Copyrights, Patents and Trademarks on Schedules III, IV or V (as such schedules may be amended or supplemented from time to time);
               (ix) such Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with any Trademarks and has taken all commercially reasonable action necessary to ensure that all licensees of any Trademarks owned by such Grantor use such adequate standards of quality, in each case except as would not have a Material Adverse Effect;
               (x) the consummation of the transactions contemplated by the Credit Agreement and this Security Agreement will not result in the termination or material impairment of any of the Intellectual Property Collateral necessary for the conduct of such Grantor’s business;
               (xi) all employees, independent contractors and agents who have contributed to the creation or development of any Owned Intellectual Property Collateral have been a party to an enforceable assignment agreement with such Grantor in accordance with applicable laws, according and granting exclusive
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ownership of such Owned Intellectual Property Collateral to such Grantor, in each case except as could not reasonably be expected to have a Material Adverse Effect; and
      (xii) such Grantor owns directly or is entitled to use by license or otherwise, all Intellectual Property Collateral with respect to any of the foregoing reasonably necessary for such Grantor’s business, in each case except as could not reasonably be expected to have a Material Adverse Effect.
Notwithstanding anything contained herein to the contrary, it is understood and agreed that (A) after the consummation of the IP Purchase, the Grantors shall be the owners of all the rights, title and interests in, to and under the Intellectual Property Collateral and (B) the Grantors’ interests in such Intellectual Property Collateral will not be recorded at the applicable filing offices as of the Closing Date, but shall be filed in such filing offices no later than five Business Days following the Closing Date.
     SECTION 3.7. Validity, etc.
          (a) This Security Agreement creates a valid security interest in the Collateral securing the payment of the Obligations.
          (b) Each Grantor has filed or caused to be filed all UCC-1 financing statements listing the Collateral Agent as “Secured Party” in the filing office for each Grantor’s jurisdiction of organization listed in Item A of Schedule II (collectively, the “Filing Statements”) (or has authorized the Administrative Agent to file the Filing Statements suitable for timely and proper filing in such offices) and has taken all other:
               (i) actions necessary to obtain control of the Collateral (to the extent required herein or in the Credit Agreement) as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC; and
               (ii) actions necessary to perfect the Collateral Agent’s security interest with respect to any Collateral with a fair market value (as determined in good faith by an Authorized Officer of the applicable Grantor) individually valued in excess of $75,000 evidenced by a Certificate of Title.
          (c) Upon the filing of the Filing Statements with the appropriate agencies therefor the security interests created under this Security Agreement shall constitute a perfected security interest in the Collateral described on such Filing Statements in favor of the Collateral Agent on behalf of the Secured Parties to the extent that a security interest therein may be perfected by filing pursuant to the relevant UCC, prior to all other Liens, except for Permitted Liens.
     SECTION 3.8. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required either
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          (a) for the grant by the Grantors of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantors;
          (b) for the perfection or maintenance of the security interests hereunder including the Second-Priority nature of such security interest to the extent each Grantor is required to perfect a security interest hereunder in such Collateral (except with respect to the Filing Statements or, with respect to Owned Intellectual Property Collateral, the recordation of any agreements with the United States Patent and Trademark Office or the United States Copyright Office) or the exercise by the Collateral Agent of its rights and remedies hereunder; or
          (c) for the exercise by the Collateral Agent of the voting or other rights provided for in this Security Agreement, or, except (i) with respect to any securities issued by a Subsidiary of the Grantors, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement, (ii) any “change of control” or similar filings required by state licensing agencies and (iii) with respect to any interest in a limited liability company, as may be required to become a member and/or vote such interest.
          SECTION 3.9. Best Interests. It is in the best interests of each Grantor (other than the Borrower) to execute this Security Agreement inasmuch as such Grantor will, as a result of being an Affiliate of the Borrower, derive substantial direct and indirect benefits from the Loans made from time to time to the Borrower by the Lenders pursuant to the Credit Agreement, and each Grantor acknowledges that the Secured Parties are relying on this representation in agreeing to make such Loans pursuant to the Credit Agreement to the Borrower.
ARTICLE IV
COVENANTS
         Each Grantor covenants and agrees that, until the Termination Date, such Grantor will perform, comply with and be bound by the obligations set forth below.
         SECTION 4.1. As to Investment Property, etc.
         SECTION 4.1.1. Capital Securities of Subsidiaries. No Grantor will allow any of its U.S. Subsidiaries:
          (a) that is a corporation, business trust, joint stock company or similar Person, after the date hereof to issue Uncertificated Securities;
          (b) that is a partnership or limited liability company, to (i) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Securities are securities governed by Article 8 of the UCC unless such Capital Securities have been delivered to the Collateral Agent on the Closing Date or, to the extent such Organic Documents are modified to provide that such Capital Securities are securities governed by Article 8 of the UCC such Capital Securities, together with duly executed undated blank instruments
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of transfer reasonably acceptable to the Collateral Agent, are delivered to the Collateral Agent on or prior to the date of such modification, or (iii) subject to the terms of the Intercreditor Agreement, place such Subsidiary’s Capital Securities in a Securities Account unless such Securities Account is subject to a Control Agreement; and
          (c) to issue Capital Securities in addition to or in substitution for the Capital Securities pledged hereunder, except to such Grantor (and such Capital Securities are immediately pledged and delivered to the Collateral Agent pursuant to the terms of this Security Agreement).
     SECTION 4.1.2. Investment Property (other than Certificated Securities).
          (a) Other than Excluded Accounts, with respect to any Deposit Accounts, Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property owned or held by any Grantor with an intermediary who is not a Secured Party, such Grantor will, upon notice from the Collateral Agent (at the request of the Required Lenders), and subject to the terms, conditions and provisions of the Intercreditor Agreement, following the occurrence and during the continuance of an Event of Default, take commercially reasonable efforts to cause the intermediary maintaining such Investment Property to execute a Control Agreement relating to such Investment Property pursuant to which such intermediary agrees to comply with the Collateral Agent’s instructions with respect to such Investment Property upon the Collateral Agent’s notice of sole control following the occurrence and during the continuance of an Event of Default; provided that the Administrative Agent agrees to instruct the Collateral Agent to promptly rescind such notice upon the cure or waiver of all Events of Default.
          (b) Subject to the terms, conditions and provisions of the Intercreditor Agreement, with respect to any Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account and any Capital Securities in a Foreign Subsidiary which are uncertificated) constituting Investment Property owned or held by any Grantor, such Grantor will take commercially reasonable efforts to cause the issuer of such securities to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute a Control Agreement relating to such Investment Property pursuant to which the issuer agrees to comply with the Collateral Agent’s instructions with respect to such Uncertificated Securities upon notice of sole control following the occurrence and during the continuance of an Event of Default; provided that the Administrative Agent agrees to instruct the Collateral Agent to promptly rescind such notice upon the cure or waiver of all Events of Default.
     SECTION 4.1.3. Certificated Securities (Stock Powers). Subject to Section 7.1.11 of the Credit Agreement and applicable local law regarding the retention of certificates representing Equity Interests in the appropriate jurisdiction, each Grantor agrees that all Certificated Securities, including the Capital Securities delivered by such Grantor pursuant to this Security Agreement, will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Collateral Agent.
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     SECTION 4.1.4. Continuous Pledge. Subject to Section 7.1.11 of the Credit Agreement and applicable local law regarding the retention of certificates representing Equity Interests in the appropriate jurisdiction, each Grantor will (subject to the terms of the Intercreditor Agreement and the requirements hereunder) deliver to the Collateral Agent and at all times keep pledged to the Collateral Agent pursuant hereto, on a Second-Priority, or at all times after the First Lien Termination Date, a first-priority, perfected basis (subject to Permitted Liens), in each case in accordance with all applicable U.S. laws, all Investment Property, all Dividends and Distributions with respect thereto, all Payment Intangibles to the extent they are evidenced by a Document, Instrument, Promissory Note or Chattel Paper, and all interest and principal with respect to such Payment Intangibles, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing, in each case to the extent such asset constitutes Collateral. Subject to the terms, conditions and provisions of the Intercreditor Agreement, each Grantor agrees that it will, promptly following receipt thereof, deliver to the Collateral Agent possession of all originals of negotiable Documents, Instruments, Promissory Notes and Chattel Paper that it acquires following the Closing Date to the extent otherwise required hereunder.
     SECTION 4.1.5. Voting Rights; Dividends, etc. Subject to the terms, conditions and provisions of the Intercreditor Agreement, each Grantor agrees promptly upon receipt of notice from the Administrative Agent of the Administrative Agent’s or Collateral Agent’s intent to seek remedies under this Section 4.1.5 after the occurrence and continuance of a Specified Default:
          (a) so long as such Specified Default shall continue, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Collateral Agent all Dividends and Distributions with respect to Investment Property constituting Collateral, all interest, principal, other cash payments on Payment Intangibles, and all Proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Collateral Agent as additional Collateral; and
          (b) with respect to Collateral consisting of general partner interests or limited liability company interests, upon the occurrence and continuance of a Specified Default and so long as the Collateral Agent has notified such Grantor of the Collateral Agent’s intention to exercise its voting power (pursuant to the written direction of the Administrative Agent) under this clause,
               (i) that the Collateral Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Investment Property constituting Collateral and such Grantor hereby grants the Collateral Agent an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and
               (ii) to promptly deliver to the Collateral Agent such additional proxies and other documents as may be necessary to allow the Collateral Agent to exercise such voting power.
Subject to the terms, conditions and provisions of the Intercreditor Agreement, all dividends, Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at
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any time and from time to time be held by such Grantor, but which such Grantor is then obligated to deliver to the Collateral Agent, shall, until delivery to the Collateral Agent, be held by such Grantor separate and apart from its other property for the benefit of the Collateral Agent. Subject to the terms, conditions and provisions of the Intercreditor Agreement, the Collateral Agent agrees that unless a Specified Default shall have occurred and be continuing and the Collateral Agent shall have given the notice referred to in clause (b), such Grantor will have the exclusive voting power with respect to any Investment Property constituting Collateral and the Collateral Agent will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral (except to the extent expressly permitted by the Credit Agreement) or be inconsistent with or violate any provision of any Loan Document. After any and all Events of Default have been cured or waived, (i) each Grantor shall have the right to exercise the voting, managerial and other consensual rights and powers that it would otherwise be entitled to pursuant to this Section 4.1.5 and receive the payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights which it would be authorized to receive and retain pursuant to this Section 4.1.5 and (ii) within ten Business Days after notice of such cure or waiver, the Collateral Agent shall repay and deliver to each Grantor all cash and monies that such Grantor is entitled to retain pursuant to this Section 4.1.5 which was not applied in repayment of the Obligations.
     SECTION 4.2. Change of Name, etc. No Grantor will change its legal name, place of incorporation or organization, federal taxpayer identification number or organizational identification number except upon 15 days’ prior written notice to the Collateral Agent.
     SECTION 4.3. As to Accounts.
          (a) Each Grantor shall have the right to collect all Accounts so long as (i) no Specified Default shall have occurred and be continuing and (ii) notice pursuant to clause (b) has not been delivered.
          (b) Subject to the terms, conditions and provisions of the Intercreditor Agreement, upon (i) the occurrence and continuance of a Specified Default and (ii) the delivery of notice by the Collateral Agent (at the direction of the Administrative Agent) to each Grantor, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Collateral Agent for deposit in a Deposit Account of such Grantor maintained with the Collateral Agent (together with any other Accounts pursuant to which any portion of the Collateral is deposited with the Collateral Agent, the “Collateral Accounts”), and such Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such Proceeds for the benefit of the Collateral Agent until delivery thereof is made to the Collateral Agent.
          (c) Following the delivery of notice pursuant to clause (b)(ii) and subject to the terms, conditions and provisions of the Intercreditor Agreement, the Collateral Agent shall apply any amount in the Collateral Account in accordance with Section 4.7 of the Credit Agreement.
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          (d) With respect to each of the Collateral Accounts, it is hereby confirmed and agreed that (i) deposits in such Collateral Account are subject to a security interest as contemplated hereby, (ii) such Collateral Account shall be under the control of the Collateral Agent and (iii) the Collateral Agent shall have the sole right of withdrawal over such Collateral Account.
          SECTION 4.4. As to Grantors Use of Collateral.
          (a) Subject to clause (b), each Grantor (i) may in the ordinary course of its business, at its own expense, subject to Section 7.2.11 of the Credit Agreement, dispose of and use any Collateral, (ii) subject to the applicable terms of the Credit Agreement, will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, subject to the terms, conditions and provisions of the Intercreditor Agreement, including the taking of such action with respect to such collection as the Collateral Agent may reasonably request following the occurrence and continuance of a Specified Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund, set off or allowance to which such party may be lawfully entitled or which may lawfully be allowed by such Grantor.
          (b) At any time following the occurrence and during the continuance of a Specified Default, whether before or after the maturity of any of the Obligations, the Collateral Agent may (subject to the terms, conditions and provisions of the Intercreditor Agreement), acting at the direction of the Required Lenders, (i) revoke any or all of the rights of each Grantor set forth in clause (a), (ii) with two Business Days prior notice to the applicable Grantor, notify any parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder and (iii) with two Business Days prior notice to the applicable Grantor, enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.
          (c) Subject to the terms, conditions and provisions of the Intercreditor Agreement, upon the reasonable request of the Administrative Agent following the occurrence and during the continuance of a Specified Default, each Grantor will, at its own expense, promptly notify any parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder.
          (d) Subject to the terms, conditions and provisions of the Intercreditor Agreement, at any time following the occurrence and during the continuation of a Specified Default, the Collateral Agent may endorse, in the name of such Grantor, any item, howsoever received by the Collateral Agent, representing any payment on or other Proceeds of any of the Collateral.
          SECTION 4.5. As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual
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Property Collateral (except for the tangible components of the Computer Hardware and Software Collateral) material to the operations or business of such Grantor:
          (a) such Grantor will not, and will not knowingly permit any third party or licensee to, (i) do or permit any act or knowingly omit to do any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable except upon expiration of the end of an unrenewable term of a registration thereof or as otherwise permitted by the Credit Agreement, (ii) fail to maintain as in the past the quality of products and services offered under the Trademark Collateral, (iii) fail to employ the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (iv) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable, or (v) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i) through (v), (x) such Grantor shall reasonably and in good faith determine that any of such Intellectual Property Collateral is of negligible economic value to such Grantor or (y) the loss of such Intellectual Property Collateral would not have a Material Adverse Effect;
          (b) such Grantor shall not permit any third party or licensee to adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral unless, (x) such Grantor shall reasonably and in good faith determine that any of such Intellectual Property Collateral is of negligible economic value to such Grantor or (y) the loss of such Intellectual Property Collateral would not have a Material Adverse Effect;
          (c) unless otherwise permitted by the Credit Agreement, such Grantor shall promptly notify the Collateral Agent if it knows that any application or registration relating to any material item of the Intellectual Property Collateral (except for the tangible components of the Computer Hardware and Software Collateral) has a reasonable likelihood of becoming abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office) regarding such Grantor’s ownership of any Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;
          (d) concurrently with the delivery of a Compliance Certificate pursuant to clause (c) of Section 7.1.1 of the Credit Agreement, each Grantor that has, since the date the Compliance Certificate was last delivered, (i) filed an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or (ii) received, as owner or exclusive licensee, a Copyright registration with the United States Copyright, in each case to the extent such Intellectual Property constitutes Collateral, shall inform the Administrative Agent, and upon request of the Administrative Agent, promptly execute and deliver an Intellectual Property Security Agreement substantially in
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the form set forth as Exhibits A, B and C hereto and other documents as the Administrative Agent may reasonably request to evidence the Collateral Agent’s security interest in such Intellectual Property Collateral;
          (e) such Grantor will take all commercially reasonable steps, including in any proceeding before the United States Patent and Trademark Office the United States Copyright Office, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Owned Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the Credit Agreement or under the foregoing clause (a) or (b)); and
          (f) concurrently with the delivery of a Compliance Certificate pursuant to clause (c) of Section 7.1.1 of the Credit Agreement, each Grantor that has obtained, since the date the Compliance Certificate was last delivered, an ownership interest in any Patent, Copyright or Trademark, in each case to the extent such Intellectual Property constitutes Collateral, shall execute and deliver to the Collateral Agent a Patent Security Agreement, Copyright Security Agreement or a Trademark Security Agreement in the form of Exhibit A, Exhibit B or Exhibit C, as applicable, and in each case such Grantor shall execute and deliver to the Collateral Agent any other document required to acknowledge or register, record or perfect the Collateral Agent’s security interest in any part of such item of Intellectual Property unless such Grantor shall otherwise determine in good faith using its commercially reasonable business judgment that any such Intellectual Property is not material.
          SECTION 4.6. As to Letter-of-Credit Rights.
          (a) Each Grantor, by granting a security interest in its Letter-of-Credit Rights to the Collateral Agent, intends to (and hereby does) collaterally assign to the Collateral Agent, subject to the terms, conditions and provisions of the Intercreditor Agreement, its rights (including its contingent rights ) to the Proceeds of all individual Letter-of-Credit Rights in excess of $2,000,000 of which it is or hereafter becomes a beneficiary or assignee. Such Grantor will promptly use its commercially reasonable efforts to cause the issuer of each such Letter of Credit and each nominated person (if any) with respect thereto to consent to such assignment of the Proceeds thereof in a consent agreement in form and substance reasonably satisfactory to the Collateral Agent and deliver written evidence of such consent to the Collateral Agent.
          (b) Upon the occurrence and during the continuance of a Specified Default, such Grantor will, subject to the terms, conditions and provisions of the Intercreditor Agreement, promptly upon request by the Administrative Agent, (i) notify (and such Grantor hereby authorizes the Administrative Agent to notify) the issuer and each nominated person with respect to each of the Letters of Credit that the Proceeds thereof have been assigned to the Collateral Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Agent and (ii) use
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commercially reasonable effort to arrange for the Collateral Agent to become the transferee beneficiary Letter of Credit.
     SECTION 4.7. As to Commercial Tort Claims. Each Grantor covenants and agrees that, until the occurrence of the Termination Date, with respect to any Commercial Tort Claim in excess of $2,000,000 individually hereafter arising, it shall promptly deliver to the Collateral Agent a revised Item H of Schedule II identifying such new Commercial Tort Claims.
     SECTION 4.8. Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a value in excess of $2,000,000, such Grantor shall promptly notify the Administrative Agent thereof and, at the reasonable request of the Administrative Agent, shall take such action as the Administrative Agent may request to vest in the Collateral Agent control under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will allow, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, the Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.
     SECTION 4.9. Further Assurances, etc. Subject to the terms, conditions and restrictions of the Intercreditor Agreement, each Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that is necessary, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will (subject to terms, conditions and restrictions in the Intercreditor Agreement):
          (a) from time to time upon the reasonable request of the Administrative Agent or the Collateral Agent, (i) promptly deliver to the Collateral Agent such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Administrative Agent, with respect to such Collateral as the Administrative Agent may request and (ii) after the occurrence and during the continuance of any Specified Default, transfer any securities constituting Collateral into the name of any nominee designated by the Collateral Agent; if any Collateral shall be evidenced by an Instrument, negotiable Document, Promissory Note or tangible Chattel Paper and such Collateral, individually, has a fair market value (as determined in good faith by an Authorized Officer of the
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applicable Grantor) in excess of $2,000,000, promptly deliver and pledge to the Collateral Agent hereunder such Instrument, negotiable Document, Promissory Note or tangible Chattel Paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent;
          (b) file (and hereby authorize the Administrative Agent to file) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as shall be necessary that the Administrative Agent may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Collateral Agent hereby;
          (c) promptly deliver to the Collateral Agent and at all times keep pledged to the Collateral Agent pursuant hereto, on a Second-Priority, or at all times after the First Lien Termination Date, a first-priority, perfected basis (subject to Permitted Liens), at the request of the Administrative Agent, all Investment Property constituting Collateral, all Dividends and Distributions with respect thereto, and all interest and principal with respect to Promissory Notes, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;
          (d) not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Payment Intangible or other Instrument constituting Collateral, except as provided in Section 4.4 or in the Credit Agreement;
          (e) upon the reasonable request of the Administrative Agent, place a legend reasonably acceptable to the Administrative Agent indicating that the Collateral Agent has a security interest in any tangible Chattel Paper;
          (f) furnish to the Collateral Agent, from time to time at the Administrative Agent’s reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail; and
          (g) comply with the reasonable requests of the Collateral Agent and the Administrative Agent in accordance with this Security Agreement in order to enable the Collateral Agent to have and maintain control over the Collateral consisting of Investment Property, Deposit Accounts, Letter-of-Credit-Rights and Electronic Chattel Paper to the extent required herein.
With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Administrative Agent or Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral; and to make all relevant filings with the United States Patent and Trademark Office and the United
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States Copyright Office in respect of the Intellectual Property Collateral, in each case naming the Collateral Agent as “Secured Party” (or other similar term). Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by law. Each Grantor hereby authorizes the Administrative Agent to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets”, “all assets”, “all personal property” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement.
     SECTION 4.10. Deposit Accounts. Promptly following the occurrence and during the continuance of a Specified Default, at the request of the Collateral Agent (at the direction of the Administrative Agent), such Grantor will maintain all of its Deposit Accounts only with the Collateral Agent or with any depositary institution that has entered into a Control Agreement in favor of the Collateral Agent. Subject to the terms, conditions and restrictions in the Intercreditor Agreement, such Control Agreements shall permit the Collateral Agent (at the written instructions of the Administrative Agent) to deliver a notice of sole exclusive control during the continuance of an Event of Default. Subject to the terms, conditions and restrictions in the Intercreditor Agreement, to the extent the Collateral Agent (at the written instructions of the Administrative Agent) has delivered a notice of sole control with respect to any such Deposit Accounts pursuant to a Control Agreement, the Administrative Agent agrees promptly to notify (no later than 2 Business Days) all such depository banks that the notice of exclusive control has been rescinded and the applicable Grantor shall have the right to withdraw funds from such Deposit Account(s) following the cure or waiver of all Specified Defaults.
ARTICLE V
THE COLLATERAL AGENT
     SECTION 5.1. Collateral Agent Appointed Attorney-in-Fact. Until the Termination Date, each Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time as directed by the Administrative Agent, following the occurrence and during the continuance of a Specified Default, to take any action and to execute any instrument which is necessary to accomplish the purposes of this Security Agreement, in each case subject to the terms, conditions and provisions of the Intercreditor Agreement, including:
               (a) with two Business Days prior notice to the applicable Grantor, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
               (b) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with clause (a) above;
               (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of
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                  any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and
               (d) to perform the affirmative obligations of such Grantor hereunder.
Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.
     SECTION 5.2. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein and the Administrative Agent provides prior notice to such Grantor of such failure, within three days of such notice, the Grantor shall perform, cause to be performed or agree to perform (and thereafter actually perform within seven days after such notice) such agreement, the Collateral Agent may (but shall have not obligation to) itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 10.3 of the Credit Agreement.
     SECTION 5.3. Collateral Agent Has No Duty. The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession, the accounting for moneys actually received by it hereunder and, except to the extent of the gross negligence, bad faith or willful misconduct of the Collateral Agent or any of its respective officers, directors, employees or agents, the Collateral Agent shall have no duty as to any Collateral or responsibility for
               (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or
               (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.
     SECTION 5.4. Reasonable Care. The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if (i) such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property or (ii) it takes such action for that purpose as each Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Specified Default, but failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.
     SECTION 5.5. Liability.
          (a) No provision of this Security Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or
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powers and the Collateral Agent shall not be liable or responsible for any loss or diminution in the value of any of the Collateral.
          (b) In no event shall the Collateral Agent be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.
     SECTION 5.6. Force Majeure. In no event shall the Collateral Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
ARTICLE VI
REMEDIES
     SECTION 6.1. Certain Remedies. If any Specified Default shall have occurred and be continuing and the Administrative Agent shall have given written notice to the relevant Grantor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to this Section:
          (a) The Collateral Agent (subject to the terms, conditions and provisions of the Intercreditor Agreement) may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Secured Party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (subject to the Intercreditor Agreement) to the extent permitted by applicable law:
               (i) take possession of any Collateral not already in its possession without demand and without legal process;
               (ii) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;
               (iii) enter onto the property where any Collateral is located and take possession thereof without demand and without legal process; and
               (iv) without notice except as specified below and to the extent permitted by applicable law, lease, or license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery,
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and upon such other terms as the Collateral Agent, at the direction of the Administrative Agent, may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
          (b) Subject to the terms, conditions and provisions of the Intercreditor Agreement, all cash Proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Collateral Agent in accordance with Section 4.7 of the Credit Agreement.
          (c) The Collateral Agent may (subject to the terms, conditions and provisions of the Intercreditor Agreement)
               (i) transfer all or any part of the Collateral into the name of the Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder;
               (ii) with two Business Days prior notice to the applicable Grantor, notify the parties obligated on any of the Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder;
               (iii) withdraw, or cause or direct the withdrawal, of all funds with respect to the Collateral Account to repay the Obligations or otherwise apply such funds in accordance with Section 4.7 of the Credit Agreement;
               (iv) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;
               (v) endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral;
               (vi) take control of any Proceeds of the Collateral; and
               (vii) execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral;
          (d) Without limiting the foregoing, in respect of the Intellectual Property Collateral:
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               (i) upon the request of the Administrative Agent, such Grantor shall execute and deliver to the Collateral Agent an assignment or assignments of the Intellectual Property Collateral, subject (in the case of any licenses thereunder) to any valid and enforceable requirements to obtain consents from any third parties, and such other documents as are necessary or appropriate to carry out the intent and purposes hereof;
               (ii) the Administrative Agent shall have the right, in its sole discretion, (which right shall take precedence over any right or action of any Grantor) to file applications and maintain registrations for the protection of the Intellectual Property Collateral and/or bring suit in the name of such Grantor, the Collateral Agent or any Secured Party to enforce the Intellectual Property Collateral and any licenses thereunder and, upon the request of the Administrative Agent, such Grantor shall use all commercially reasonable efforts to assist with such filing or enforcement (including the execution of relevant documents); and
               (iii) in the event that the Collateral Agent elects not to make any filing or bring any suit as set forth in clause (ii), such Grantor shall, upon the request of Collateral Agent, use all commercially reasonable efforts, whether through making appropriate filings or bringing suit or otherwise, to protect, enforce and prevent the infringement, misappropriation, dilution, unauthorized use or other violation of the Intellectual Property Collateral.
     Notwithstanding the foregoing provisions of this Section 6.1, for the purposes of this Section 6.1, “Collateral” and “Intellectual Property Collateral” shall include any “intent to use” trademark application only to the extent (i) that the business of such Grantor, or portion thereof, to which that mark pertains is also included in the Collateral and (ii) that such business is ongoing and existing.
     SECTION 6.2. Securities Laws. Subject to the terms, conditions and restrictions of the Intercreditor Agreement, if the Collateral Agent, at the direction of the Administrative Agent, shall determine to exercise its right to sell all or any of the Collateral that are Capital Securities pursuant to Section 6.1, each Grantor agrees that, upon request of the Administrative Agent, each Grantor will, at its own expense:
               (a) use commercially reasonable efforts to execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of such Grantor, use its commercially reasonable efforts to cause) each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and use commercially reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the
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Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;
               (b) use its commercially reasonable efforts to exempt the Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;
               (c) cause (or, with respect to any issuer that is not a Subsidiary of such Grantor, use its commercially reasonable efforts to cause) each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and
               (d) do or use commercially reasonable efforts to cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.
Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Collateral Agent or the Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in this Section and consequently agrees that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Collateral Agent) of such Collateral on the date the Collateral Agent shall demand compliance with this Section.
     SECTION 6.3. Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever a Specified Default shall have occurred and be continuing, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.
     SECTION 6.4. Protection of Collateral. The Collateral Agent may (subject to the terms, conditions and restrictions of the Intercreditor Agreement) from time to time, at the direction of the Administrative Agent, perform any act which any Grantor fails, within three days following the request by the Collateral Agent, to perform or agree to perform (and thereafter actually perform within seven days following notice of requested performance) (it being understood that no such request need be given after the occurrence and during the continuance of a Specified
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Default) and the Collateral Agent may (subject to the Intercreditor Agreement) from time to time take any other action which the Administrative Agent deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.
ARTICLE VII
MISCELLANEOUS PROVISIONS
     SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.
     SECTION 7.2. Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantors and their successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided that no Grantor may (unless otherwise permitted under the terms of the Credit Agreement or this Security Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.
     SECTION 7.3. Amendments, etc. No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent (at the direction of the Administrative Agent) and the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 10.1 of the Credit Agreement) and the Grantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
     SECTION 7.4. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party specified in the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.
     SECTION 7.5. Release of Liens. Upon (a) the Disposition of Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Collateral Agent will, at the Grantors’ sole expense, promptly deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Collateral Agent hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.
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     SECTION 7.6. Additional Grantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such U.S. Person shall become a “Grantor” hereunder with the same force and effect as if it were originally a party to this Security Agreement and named as a “Grantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder (except to the extent already obtained), and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.
     SECTION 7.7. No Waiver; Remedies. In addition to, and not in limitation of Section 2.4, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     SECTION 7.8. Headings. The various headings of this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provisions thereof.
     SECTION 7.9. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
     SECTION 7.10. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE PERFECTION, EFFECT OF PERFECTION OR NONPERFECTION, AND PRIORITY OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Security Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.
     SECTION 7.11. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Security Agreement by facsimile (or other electronic) transmission shall be effective as delivery of a manually executed counterpart of this Security Agreement.
     SECTION 7.12. Foreign Pledge Agreements. Without limiting any of the rights, remedies, privileges or benefits provided hereunder to the Collateral Agent for its benefit and the
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ratable benefit of the other Secured Parties, each Grantor and the Collateral Agent hereby agree that the terms and provisions of this Security Agreement in respect of any Collateral subject to the pledge or other Lien of a Foreign Pledge Agreement are, and shall be deemed to be, supplemental and in addition to the rights, remedies, privileges and benefits provided to the Collateral Agent and the other Secured Parties under such Foreign Pledge Agreement and under applicable law to the extent consistent with applicable law; provided that, in the event that the terms of this Security Agreement conflict or are inconsistent with the applicable Foreign Pledge Agreement or applicable law governing such Foreign Pledge Agreement, (i) to the extent that the provisions of such Foreign Pledge Agreement or applicable foreign law are, under applicable foreign law, necessary for the creation, perfection or priority of the security interests in the Collateral subject to such Foreign Pledge Agreement, the terms of such Foreign Pledge Agreement or such applicable law shall be controlling and (ii) otherwise, the terms hereof shall be controlling.
     SECTION 7.13. Intercreditor Agreement. (a) Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Collateral Agent pursuant to this Security Agreement and the exercise of any right or remedy by the Collateral Agent hereunder is subject to the terms, conditions and provisions of the Intercreditor Agreement in all respects. In the event of any conflict between the terms of the Intercreditor Agreement and this Security Agreement, the terms of the Intercreditor Agreement shall govern and control in all respects. The Liens and security interests securing the Indebtedness and other obligations incurred or arising under or evidenced by this instrument and the rights and obligations evidenced hereby with respect to such Liens are subordinate, in the manner and to the extent set forth in Intercreditor Agreement, to the Liens and security interests securing the First Lien Obligations and to the Liens and security interests securing Indebtedness refinancing the First Lien Obligations as permitted by the Intercreditor Agreement; and each holder of the Obligations, by its acceptance hereof, irrevocably agrees to be bound by the terms, conditions and provisions of the Intercreditor Agreement.
     (b) The delivery of any Collateral or any certificates, titles, Instruments, Chattel Paper or Documents evidencing or in connection with such Collateral to the First Lien Collateral Agent under and in accordance with the First Lien Loan Documents, the granting of “control” over Collateral, the execution and delivery of Control Agreements and/or the assignment of any Collateral to the First Lien Collateral Agent under and in accordance with the First Lien Loan Documents shall constitute compliance by the Grantor with the provisions of this Security Agreement or any other Loan Document which require delivery, possession, control and/or assignment of certain types of Collateral by the Collateral Agent or delivery of control agreements to the Collateral Agent so long as such First Lien Loan Documents are in full force and effect, the First Lien Termination Date has not occurred, and the Grantors are in compliance with the applicable provisions thereof with respect to such Collateral. From and after the First Lien Termination Date, where this Security Agreement refers to any provision of the First Lien Credit Agreement or any action or delivery required by such provision, such reference shall be deemed to be a reference to such provision as in effect immediately prior to the First Lien Termination Date except that such action or delivery shall be made to or for the benefit of the Collateral Agent rather than the First Lien Collateral Agent.
Pledge and Security Agreement (Second Lien)

35

     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer, solely in such capacity and not as an individual, as of the date first above written.

HANESBRANDS INC.

By:

Name:
Title:

HBI BRANDED APPAREL LIMITED, INC.

By:

Name:
Title:

HANESBRANDS DIRECT, LLC

By:

Name:
Title:

UPEL, INC.

By:

Name:
Title:

CARIBETEX, INC.

By:

Name:
Title:
Pledge and Security Agreement (Second Lien)

36

SEAMLESS TEXTILES, LLC

By:

Name:
Title:

BA INTERNATIONAL, L.L.C.

By:

Name:
Title:

HBI INTERNATIONAL, LLC

By:

Name:
Title:

HBI BRANDED APPAREL ENTERPRISES, LLC

By:

Name:
Title:

CASA INTERNATIONAL, LLC

By:

Name:
Title:
Pledge and Security Agreement (Second Lien)

37

UPCR, INC.

By:

Name:
Title:

HBI SOURCING, LLC

By:

Name:
Title:

CEIBENA DEL, INC.

By:

Name:
Title:

NT INVESTMENT COMPANY, INC.

By:

Name:
Title:

HANESBRANDS DISTRIBUTION, INC.

By:

Name:
Title:
Pledge and Security Agreement (Second Lien)

38

CARIBESOCK, INC.

By:

Name:
Title:

NATIONAL TEXTILES, L.L.C.

By:

Name:
Title:

HANES PUERTO RICO, INC.

By:

Name:
Title:

PLAYTEX INDUSTRIES, INC.

By:

Name:
Title:

INNER SELF LLC

By:

Name:
Title:
Pledge and Security Agreement (Second Lien)

39

PLAYTEX DORADO, LLC

By:

Name:
Title:

HANES MENSWEAR, LLC

By:

Name:
Title:
Pledge and Security Agreement (Second Lien)

40

CITIBANK, N.A.,
as Collateral Agent

By:

Name:
Title:

CITICORP USA, INC.
as Administrative Agent

By:

Name:
Title:
Pledge and Security Agreement (Second Lien)

41

SCHEDULE I
to Security Agreement
Name of Grantor:

Common Stock
			Authorized	Outstanding
Issuer (corporate)	Cert. #	# of Shares	Shares	Shares	% of Shares Pledged

Limited Liability Company Interests
Issuer (limited	% of Limited Liability	Type of Limited Liability
liability company)	Company Interests Pledged	Company Interests Pledged

Partnership Interests
	% of Partnership	% of Partnership
Issuer (partnership)	Interests Owned	Interests Pledged

Pledge and Security Agreement (Second Lien)

SCHEDULE II
to Security Agreement
Item A. Location of each Grantor.

Name of Grantor:	Location for purposes of UCC:
[GRANTOR]
Item B. Organizational identification number.
Name of Grantor:
[GRANTOR]
Item C. Merger or other corporate reorganization.

Name of Grantor:	Merger or other corporate reorganization:
[GRANTOR]
Item D. Taxpayer ID numbers.

Name of Grantor:	Taxpayer ID numbers:
[GRANTOR]
Item E. Government Contracts.

Name of Grantor:	Description of Contract:
[GRANTOR]
Item F. Deposit Accounts and Securities Accounts.

Name of Grantor:	Description of Deposit Accounts and Securities Accounts:
[GRANTOR]
Item G. Letter of Credit Rights.
Pledge and Security Agreement (Second Lien)

43

Name of Grantor:	Description of Letter of Credit Rights:
[GRANTOR]
Item H. Commercial Tort Claims.

Name of Grantor:	Description of Commercial Tort Claims:
[GRANTOR]
Pledge and Security Agreement (Second Lien)

44

SCHEDULE III
to Security Agreement
Item A. Patents

ISSUED
PATENTS

PATENT NO.	ISSUE DATE	TITLE

Pending Patent Applications

SERIAL NO.	FILING DATE	TITLE

Item B. Patent Licenses

			Effective	Expiration
PATENT	LICENSOR	LICENSEE	DATE	DATE

Pledge and Security Agreement (Second Lien)

45

SCHEDULE IV
to Security Agreement
Item A. Trademarks

REGISTERED TRADEMARKS

TRADEMARK	REGISTRATION NO.	REGISTRATION DATE

Pending Trademark Applications

TRADEMARK	SERIAL NO.	FILING DATE

Item B. Trademark Licenses

			Effective	Expiration
TRADEMARK	LICENSOR	LICENSEE	DATE	DATE

Pledge and Security Agreement (Second Lien)

46

SCHEDULE V
to Security Agreement
Item A. Copyrights/Mask Works
REGISTERED COPYRIGHTS/MASK WORKS

REGISTRATION NO.	REGISTRATION DATE	AUTHOR(S)	TITLE

Copyright/Mask Work Pending Registration Applications
SERIAL NO.

Item B. Copyright/Mask Work Licenses (including an all exclusive Copyright Licenses for U.S. registered Copyrights)

			Effective	Expiration
Copyright	Licensor	Licensee	Date	Date

Pledge and Security Agreement (Second Lien)

EXHIBIT A
to Security Agreement
THE EXERCISE BY THE COLLATERAL AGENT OR ANY OTHER SECURED PARTY OF THEIR RIGHTS HEREUNDER IS SUBJECT TO THE TERMS, CONDITIONS AND RESTRICTIONS OF THE INTERCREDITOR AGREEMENT REFERRED TO IN SECTION 7 OF THIS AGREEMENT
PATENT SECURITY AGREEMENT (SECOND LIEN)
     This PATENT SECURITY AGREEMENT, dated as of                      ___, 200___(this “Agreement”), is made by [NAME OF GRANTOR], a                                           (the “Grantor”), in favor of CITIBANK, N.A., as the collateral agent (together with its successor(s) thereto in such capacity, the “Collateral Agent”) for each of the Secured Parties.
W I T N E S S E T H :
     WHEREAS, pursuant to a Second Lien Credit Agreement, dated as of September 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among HBI Branded Apparel Limited, Inc., a Delaware corporation (the “Borrower”), Hanesbrands Inc., the Lenders, HSBC Bank USA, National Association, LaSalle Bank National Association and Barclays Bank PLC, as the Co-Documentation Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Co-Syndication Agents, Citicorp USA, Inc., as the Administrative Agent, the Collateral Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Joint Lead Arrangers and Joint Bookrunners, the Lenders have extended Commitments to make Loans to the Borrower;
     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of September 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);
     WHEREAS, pursuant to the Credit Agreement and pursuant to Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Obligations; and
     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:
     SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

     SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Grantor’s right, title and interest, whether now or hereafter existing or acquired by the Grantor, in and to the following (“Patent Collateral”):
     (a) inventions and discoveries, whether patentable or not, all letters patent and applications for letters patent, including all patent applications in preparation for filing, including all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, including all patents issued by, or patent applications filed with, the United States Patent and Trademark Office (“Patents”), including each Patent and Patent application referred to in Item A of Schedule I;
     (b) all United States Patent licenses, and other agreements for the grant by or to the Grantor of any right to use any items of the type referred to in clause (a) above (each a “Patent License”), including each Patent License referred to in Item B of Schedule I;
     (c) the right to sue third parties for past, present and future infringements of any Patent or Patent application, and for breach or enforcement of any Patent License; and
     (d) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits).
     (e) Notwithstanding the foregoing, Patent Collateral shall not include any Excluded Collateral.
     SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Patent Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.
     SECTION 4. Release of Liens. Upon (i) the Disposition of Patent Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Patent Collateral (in the case of clause (i)) or (B) all Patent Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Collateral Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Collateral Agent hereunder, and execute and deliver to the Grantor such Documents as the Grantor shall reasonably request to evidence such termination.

     SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.
     SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.
     SECTION 7. Intercreditor Agreement. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder is subject to the terms, conditions and provisions of the Intercreditor Agreement in all respects. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control in all respects.
     SECTION 8. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile (or other electronic) transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
* * * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer, solely in such capacity and not as an individual, as of the date first above written.

[NAME OF GRANTOR]
By:
Name:
Title:

CITIBANK, N.A., as Collateral Agent
By:
Name:
Title:

SCHEDULE I
to Patent Security Agreement
Item A. Patents
Issued Patents

Patent No.	Issue Date	Title

Pending Patent Applications

Serial No.	Filing Date	Title

Item B. Patent Licenses

			Effective	Expiration
PATENT	LICENSOR	LICENSEE	DATE	DATE

EXHIBIT B
to Security Agreement
THE EXERCISE BY THE COLLATERAL AGENT OR ANY OTHER SECURED PARTY OF THEIR RIGHTS HEREUNDER IS SUBJECT TO THE TERMS, CONDITIONS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT REFERRED TO IN SECTION 7 OF THIS AGREEMENT
TRADEMARK SECURITY AGREEMENT (SECOND LIEN)
     This TRADEMARK SECURITY AGREEMENT, dated as of                      ___, 200___(this “Agreement”), is made by [NAME OF GRANTOR], a                                           (the “Grantor”), in favor of CITIBANK, N.A., as the collateral agent (together with its successor(s) thereto in such capacity, the “Collateral Agent”) for each of the Secured Parties.
W I T N E S S E T H :
     WHEREAS, pursuant to a Second Lien Credit Agreement, dated as of September 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among HBI Branded Apparel Limited, Inc., a Delaware corporation (the “Borrower”), Hanesbrands Inc., the Lenders, HSBC Bank USA, National Association, LaSalle Bank National Association and Barclays Bank PLC, as the Co-Documentation Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Co-Syndication Agents, Citicorp USA, Inc., as the Administrative Agent, the Collateral Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Joint Lead Arrangers and Joint Bookrunners, the Lenders have extended Commitments to make Loans to the Borrower;
     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of September 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);
     WHEREAS, pursuant to the Credit Agreement and pursuant to Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Obligations; and
     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

     SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.
     SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Grantor’s right, title and interest, whether now or hereafter existing or acquired by the Grantor, in and to the following (the “Trademark Collateral”):
     (a) (i) all United States trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications (except for any such applications filed pursuant to 15 U.S.C. § 1051(b)) in the United States Patent and Trademark Office, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as “Trademarks”), including those Trademarks referred to in Item A of Schedule I;
     (b) all Trademark licenses and other agreements for the grant by or to the Grantor of any right to use any Trademark (each a “Trademark License”), including each Trademark License referred to in Item B of Schedule I;
     (c) all of the goodwill of the business connected with the use of, and symbolized by the Trademarks described in clause (a) and, to the extent applicable, clause (b);
     (d) the right to sue third parties for past, present and future infringements or dilution of the Trademarks described in clause (a) and, to the extent applicable, clause (b) or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark License; and
     (e) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits).
     Notwithstanding the foregoing, Trademark Collateral shall not include any Excluded Collateral.
     SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Trademark Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the

Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.
     SECTION 4. Release of Liens. Upon (i) the Disposition of Trademark Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Trademark Collateral (in the case of clause (i)) or (B) all Trademark Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Collateral Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Collateral Agent hereunder, and execute and deliver to the Grantor such Documents as the Grantor shall reasonably request to evidence such termination.
     SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.
     SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.
     SECTION 7. Intercreditor Agreement. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder is subject to the terms, conditions and provisions of the Intercreditor Agreement in all respects. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control in all respects.
     SECTION 8. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile (or other electronic) transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
* * * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by Authorized Officer, solely in such capacity and not as an individual, as of the date first above written.

[NAME OF GRANTOR]
By:
Name:
Title:

CITIBANK, N.A., as Collateral Agent
By:
Name:
Title:

SCHEDULE I
to Trademark Security Agreement
Item A. Trademarks
Registered Trademarks

Trademark	Registration No.	Registration Date

Pending Trademark Applications

Trademark	Serial No.	Filing Date

Item B. Trademark Licenses

			Effective	Expiration
Trademark	Licensor	Licensee	Date	Date

EXHIBIT C
to Security Agreement
THE EXERCISE BY THE COLLATERAL AGENT OR ANY OTHER SECURED PARTY OF THEIR RIGHTS HEREUNDER IS SUBJECT TO THE TERMS, CONDITIONS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT REFERRED TO IN SECTION 7 OF THIS AGREEMENT
COPYRIGHT SECURITY AGREEMENT (SECOND LIEN)
     This COPYRIGHT SECURITY AGREEMENT, dated as of                      ___, 200___(this “Agreement”), is made by [NAME OF GRANTOR], a                                           (the “Grantor”), in favor of CITIBANK, N.A., as the collateral agent (together with its successor(s) thereto in such capacity, the “Collateral Agent”) for each of the Secured Parties.
W I T N E S S E T H :
     WHEREAS, pursuant to a Second Lien Credit Agreement, dated as of September 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among HBI Branded Apparel Limited, Inc., a Delaware corporation (the “Borrower”), Hanesbrands Inc., the Lenders, HSBC Bank USA, National Association, LaSalle Bank National Association and Barclays Bank PLC, as the Co-Documentation Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Co-Syndication Agents, Citicorp USA, Inc., as the Administrative Agent, the Collateral Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Joint Lead Arrangers and Joint Bookrunners, the Lenders have extended Commitments to make Loans to the Borrower;
     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of September 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);
     WHEREAS, pursuant to the Credit Agreement and pursuant to Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Obligations; and
     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:
Pledge and Security Agreement
(Second Lien)

     SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.
     SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Grantor’s right, title and interest, whether now or hereafter existing or acquired by the Grantor, in and to the following (the “Copyright Collateral”):
     (a) all United States copyrights, registered or unregistered and whether published or unpublished, now or hereafter in force including copyrights registered or applied for in the United States Copyright Office, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation and all extensions and renewals of the foregoing (“Copyrights”), including the Copyrights which are the subject of a registration or application referred to in Item A of Schedule I;
     (b) all express or implied Copyright licenses and other agreements for the grant by or to the Grantor of any right to use any items of the type referred to in clause (a) above (each a “Copyright License”), including each Copyright License referred to in Item B of Schedule I;
     (c) the right to sue for past, present and future infringements of any of the Copyrights owned by the Grantor, and for breach or enforcement of any Copyright License and all extensions and renewals of any thereof; and
     (d) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits).
     Notwithstanding the foregoing, Copyright Collateral shall not include any Excluded Collateral.
     SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Copyright Collateral with the United States Copyright Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.
     SECTION 4. Release of Liens. Upon (i) the Disposition of Copyright Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Copyright Collateral (in the case of clause (i)) or (B) all Copyright Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Collateral Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind
Pledge and Security Agreement
(Second Lien)

whatsoever, all Copyright Collateral held by the Collateral Agent hereunder, and execute and deliver to the Grantor such Documents as the Grantor shall reasonably request to evidence such termination.
     SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.
     SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.
     SECTION 7. Intercreditor Agreement. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder is subject to the terms, conditions and provisions of the Intercreditor Agreement in all respects. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control in all respects.
     SECTION 8. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile (or other electronic) transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
* * * * *
Pledge and Security Agreement
(Second Lien)

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer, solely in such capacity and not as an individual, as of the date first above written.

[NAME OF GRANTOR]
By:
Name:
Title:

CITIBANK, N.A., as Collateral Agent
By:
Name:
Title:
Pledge and Security Agreement
(Second Lien)

SCHEDULE I
to Copyright Security Agreement
Item A. Copyrights/Mask Works
Registered Copyrights/Mask Works

Registration No.	Registration Date	Title

Item B. Copyright/Mask Work Licenses (including an all exclusive Copyright Licenses for U.S. registered Copyrights)

			Effective	Expiration
Copyright	Licensor	Licensee	Date	Date

Pledge and Security Agreement
(Second Lien)

ANNEX I
to Security Agreement
SUPPLEMENT TO
PLEDGE AND SECURITY AGREEMENT (SECOND LIEN)
     This SUPPLEMENT, dated as of                      ___,                      (this “Supplement”), is to the Pledge and Security Agreement, dated as of September 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among the Grantors (such term, and other terms used in this Supplement, to have the meanings set forth in or incorporated by reference in Article I of the Security Agreement) from time to time party thereto, in favor of CITIBANK, N.A., as the collateral agent (together with its successor(s) thereto in such capacity, the “Collateral Agent”) for each of the Secured Parties.
W I T N E S S E T H :
     WHEREAS, pursuant to a Second Lien Credit Agreement, dated as of September 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among HBI Branded Apparel Limited, Inc., a Delaware corporation (the “Borrower”), Hanesbrands Inc., the Lenders, HSBC Bank USA, National Association, LaSalle Bank National Association and Barclays Bank PLC, as the Co-Documentation Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Co-Syndication Agents, Citicorp USA, Inc., as the Administrative Agent, the Collateral Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Joint Lead Arrangers and Joint Bookrunners, the Lenders have extended Commitments to make Loans to the Borrower; and
     WHEREAS, pursuant to the provisions of Section 7.6 of the Security Agreement, each of the undersigned is becoming a Grantor under the Security Agreement; and
     WHEREAS, each of the undersigned desires to become a “Grantor” under the Security Agreement in order to induce the Secured Parties to continue the Loans under the Credit Agreement;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of each Secured Party, as follows.
     SECTION 1. Party to Security Agreement, etc. In accordance with the terms of the Security Agreement, by its signature below each of the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects as of the date hereof, unless stated
Pledge and Security Agreement
(Second Lien)

Annex I

to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date. In furtherance of the foregoing, each reference to a “Grantor” and/or “Grantors” in the Security Agreement shall be deemed to include each of the undersigned.
     SECTION 2. Representations. Each of the undersigned Grantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute the legal, valid and binding obligation of each of the undersigned, enforceable (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity) against it in accordance with its terms.
     SECTION 3. Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.
     SECTION 4. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.
     SECTION 5. Governing Law, Entire Agreement, etc. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.
     SECTION 6. Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Collateral Agent pursuant to this Supplement and the exercise of any right or remedy by the Collateral Agent hereunder or under the Security Agreement, as supplemented hereby, is subject to the terms, conditions and provisions of the Intercreditor Agreement in all respects. In the event of any conflict between the terms of the Intercreditor Agreement, the Security Agreement and this Supplement, the terms of the Intercreditor Agreement shall govern and control in all respects.
     SECTION 7. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Supplement by facsimile (or other electronic) transmission shall be effective as delivery of a manually executed counterpart of this Supplement.
* * * * *
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Annex I - 2

     IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer, solely in such capacity and not as an individual, as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]
By:
Name:
Title:

[NAME OF ADDITIONAL SUBSIDIARY]
By:
Name:
Title:

ACCEPTED AND AGREED FOR ITSELF
AND ON BEHALF OF THE SECURED PARTIES:
CITIBANK, N.A.,
      as Collateral Agent

By:
Name:
Title:
Pledge and Security Agreement
(Second Lien)

Annex I - 3

[COPY SCHEDULES FROM SECURITY AGREEMENT]
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10

EXHIBIT H
INTERCREDITOR AGREEMENT
     This INTERCREDITOR AGREEMENT, dated as of September 5, 2006, is entered into among CITIBANK, N.A., as First Lien Agent (as defined below), CITIBANK, N.A., as Second Lien Agent (as defined below), CITIBANK, N.A., as Control Agent (as defined below), the First Lien Borrower, the First Lien Guarantors, the Second Lien Borrower and the Second Lien Guarantors (each as defined below) from time to time a party hereto.
W I T N E S S E T H
     WHEREAS, concurrently with the execution and delivery of this Agreement, the First Lien Borrower, certain financial institutions and other Persons (as defined below) as lenders (together with their respective successors and assigns, the “First Lien Lenders”), and Citicorp USA, Inc., as administrative agent for such First Lien Lenders, are entering into a Credit Agreement, dated as of the date hereof (as such agreement may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Initial First Lien Financing Agreement”), pursuant to which such First Lien Lenders have agreed to make loans and extensions of credit to the First Lien Borrower;
     WHEREAS, concurrently with the execution and delivery of this Agreement, the Second Lien Borrower, certain financial institutions and other Persons (as defined below) as lenders (together with their respective successors and assigns, the “Second Lien Lenders”), and Citicorp USA, Inc., as administrative agent for such Second Lien Lenders, are entering into a Credit Agreement, dated as of the date hereof (as such agreement may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Initial Second Lien Financing Agreement”), pursuant to which such Second Lien Lenders have agreed to make loans to the Second Lien Borrower;
     WHEREAS, the First Lien Borrower and the First Lien Guarantors have granted to the First Lien Agent security interests in the Common Collateral as security for the prompt payment and performance of the First Lien Obligations;
     WHEREAS, the Second Lien Borrower and the Second Lien Guarantors have granted to the Second Lien Agent security interests in the Common Collateral as security for the prompt payment and performance of the Second Lien Obligations; and
     WHEREAS, the First Lien Agent on behalf of itself and the First Lien Lenders and the Second Lien Agent on behalf of itself and the Second Lien Lenders, and by their acknowledgment hereof, the First Lien Borrower, the First Lien Guarantors, the Second Lien Borrower and the Second Lien Guarantors, have agreed to, among other things, the relative priority of Liens on the Common Collateral as provided herein.
     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties
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and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
     “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 10% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent.
     “Agreement” means this Intercreditor Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.
     “Cash Management Obligations” means, with respect to the Borrower or any of its Subsidiaries, any direct or indirect liability, contingent or otherwise, of such Person in respect of cash management services (including treasury, depository, overdraft (daylight and temporary), credit or debit card, electronic funds transfer and other cash management arrangements) provided after the Closing Date by a Person who is (or was at the time such Cash Management Obligations were incurred) the First Lien Administrative Agent, any First Lien Lender or any Affiliate thereof, including obligations for the payment of fees, interest, charges, expenses, attorneys’ fees and disbursements in connection therewith to the extent provided for in the documents evidencing such cash management services.
     “Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. 101 et seq.), as amended from time to time.
     “Borrowers” means the First Lien Borrower and the Second Lien Borrower.
     “Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the date hereof.
     “Capitalized Lease Liabilities” means, with respect to any Person, all monetary obligations of such Person and its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, should be classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.
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     “Common Collateral” means any and all of the assets and property of any Borrower or any Guarantor, now owned or hereafter acquired, whether real, personal or mixed, in or upon which a Lien is granted or purported to be granted to the First Lien Agent pursuant to the First Lien Documents and the Second Lien Agent pursuant to the Second Lien Documents.
     “Comparable Second Lien Collateral Document” means in relation to any Common Collateral subject to any First Lien Collateral Document, any Second Lien Collateral Document(s) which create a security interest in the same Common Collateral, granted by the same Borrower or same Guarantor.
     “Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Securities of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set with respect thereto) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.
     “Control Agent” is defined in clause (a) of Section 5.5.
     “Control Collateral” means any Common Collateral consisting of any Certificated Security, Investment Property, Deposit Account, cash and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.
     “Controlled Account” means any deposit accounts of the Borrowers or Guarantors subject to Liens under the terms of the First Lien Collateral Documents or the Second Lien Collateral Documents.
     “DIP Financing” is defined in Section 6.1.
     “Discharge of First Lien Obligations” means (subject to reinstatement in accordance with Section 6.5), the first date upon which each of the following has occurred: (i) the payment in full in cash of all First Lien Obligations (other than contingent obligations or indemnification obligations for which no claim has been asserted); (ii) the termination of all Hedging Obligations or the cash collateralization (or collateralization with other letters of credit) of all First Lien Obligations, in a manner satisfactory to the applicable Hedging Obligation counterparty owed such obligation; (iii) the expiration, termination or cash collateralization (or collateralization with other letters of credit), in a manner satisfactory to the First Lien Agent, of all Letters of Credit (as defined in the First Lien Financing Agreement); (iv) the termination of all commitments to extend credit under the First Lien Financing Agreement; and (v) the delivery by the First Lien Agent to the Second Lien Agent of a written notice confirming that the conditions set forth in clauses (i), (ii), (iii) and (iv) have been satisfied.
     “First Lien Administrative Agent” means the “Administrative Agent” under, and as defined in, the First Lien Financing Agreement.
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     “First Lien Agent” means Citibank, N.A., in its capacity as collateral agent under the First Lien Collateral Documents, and any successor thereto exercising substantially the same rights and powers.
     “First Lien Borrower” means Hanesbrands Inc., a Maryland corporation, as borrower under the First Lien Financing Agreement.
     “First Lien Collateral” means all of the assets and properties of the First Lien Borrower or any First Lien Guarantor, now owned or hereafter acquired, whether real, personal or mixed, in or upon which a Lien is granted or purported to be granted to the First Lien Lenders or the First Lien Agent as security for any First Lien Obligation pursuant to the First Lien Documents.
     “First Lien Collateral Documents” means, collectively, the security agreements, pledge agreements, collateral assignments, control agreements, mortgages, deeds of trust and other documents or agreements, if any, providing for grants or transfers for security executed and delivered by the First Lien Borrower, any First Lien Guarantor or any of their respective Subsidiaries creating a Lien upon property owned or to be acquired by the First Lien Borrower, such First Lien Guarantor or such Subsidiary in favor of any holder of First Lien Obligations or the First Lien Agent, in each case as security for any First Lien Obligations.
     “First Lien Documents” means, collectively, the First Lien Financing Agreement, the First Lien Collateral Documents, all Hedge Agreements evidencing Hedging Obligations and all agreements evidencing Cash Management Obligations that, in each case, constitute First Lien Obligations and all other agreements, documents and instruments executed or delivered pursuant to or in connection with any of the foregoing at any time evidencing any First Lien Obligations.
     “First Lien Financing Agreement” means, collectively, (i) the Initial First Lien Financing Agreement, and (ii) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any Indebtedness or other financial accommodation that has been incurred to extend, increase (subject to the limitations set forth herein), replace, refinance or refund in whole or in part the Indebtedness and other obligations outstanding under the Initial First Lien Financing Agreement or any other agreement or instrument referred to in this clause unless such agreement or instrument expressly provides that it is not intended to be and is not a First Lien Financing Agreement; provided, that if and to the extent that any amendment, modification, increase, replacement, refinancing or refunding of the Initial First Lien Financing Agreement or any other agreement referred to in this clause (in each case other than a DIP Financing provided in accordance with Section 6) provides for revolving credit commitments, revolving credit loans, term loans, bonds, debentures, notes or similar instruments having a principal amount in excess of the Maximum First Lien Principal Debt Amount, then only that portion of such principal amount in excess of the Maximum First Lien Principal Debt Amount shall not constitute First Lien Obligations for purposes of this Agreement. Any reference to the First
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4

Lien Financing Agreement hereunder shall be deemed a reference to any First Lien Financing Agreement then in existence.
     “First Lien Guarantor” means each Person that is (or hereafter becomes) a guarantor of the First Lien Obligations pursuant to the First Lien Documents. Upon becoming a guarantor thereunder such Person shall automatically be deemed to be a First Lien Guarantor for all purposes hereunder.
     “First Lien Lenders” is defined in the recitals and in addition shall include the First Lien Agent and any Person from time to time holding (or committed to provide) First Lien Obligations.
     “First Lien Obligations” means, collectively, (i) subject, in the case of principal only, to the proviso in the definition of First Lien Financing Agreement, all Indebtedness outstanding under or with respect to one or more of the First Lien Documents, and (ii) all other Obligations owing by the First Lien Borrower or any First Lien Guarantor under or with respect to the First Lien Financing Agreement or any other First Lien Document, including all claims under the First Lien Documents for interest, fees, expense reimbursements, indemnification and other similar claims, and all claims with respect to Cash Management Obligations and Hedging Obligations (other than those owing to the Second Lien Agent). First Lien Obligations shall include all interest accrued or accruing (or which would accrue absent the commencement of an Insolvency or Liquidation Proceeding) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the First Lien Financing Agreement, whether or not the claim for such interest is allowed or allowable in any Insolvency or Liquidation Proceeding. To the extent any payment with respect to the First Lien Obligations (whether by or on behalf of the First Lien Borrower or any First Lien Guarantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference or in any respect set aside or required to be paid to a debtor in possession, the Second Lien Agent, a receiver or similar Person, then the Obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred, all as more fully set forth in Section 6.5.
     “First Lien Required Lenders” means with respect to any amendment or modification of the First Lien Financing Agreement or this Agreement, or any termination or waiver of any provision of the First Lien Financing Agreement or this Agreement, or any consent or departure by the First Lien Borrower or the First Lien Guarantors, as the case may be, therefrom (in each case exclusive of any such modification, waiver, consent, etc., which is permitted to be effected by the First Lien Administrative Agent and the First Lien Borrower without further approval or consent of any First Lien Lenders), those First Lien Lenders, the approval of which is required pursuant to the First Lien Financing Agreement to approve such amendment or modification, termination or waiver or consent or departure.
     “GAAP” means United States generally accepted accounting principles and policies as in effect from time to time.
     “Guarantors” means the First Lien Guarantors and the Second Lien Guarantors.
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     “Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
     “Hedge Agreement” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.
     “Hedging Obligations” means obligations of any Borrower, any Guarantor or any of their respective Subsidiaries under any Hedge Agreement entered into with any counterparty that is (or at the time of its delivery, was) the First Lien Agent, a First Lien Lender or an Affiliate of the First Lien Agent or any First Lien Lender.
     “including” means “including, without limitation”.
     “Indebtedness” of any Person means, (i) all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (ii) all monetary obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances issued for the account of such Person, (iii) all Capitalized Lease Liabilities of such Person, (iv) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable and accrued expenses in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person), (v) indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse (provided that in the event such indebtedness is limited in recourse solely to the property subject to such Lien, for the purposes of this Agreement the amount of such indebtedness shall not exceed the greater of the book value or the fair market value (as determined in good faith by such Person’s board of directors or other managing body) of the property subject to such Lien), (vi) monetary obligations arising under Synthetic Leases, (vii) the full outstanding balance of trade receivables, notes or other instruments sold with full recourse (and the portion thereof subject to potential recourse, if sold with limited recourse), other than in any such case any thereof sold solely for purposes of collection of delinquent accounts and other than in connection with any Permitted Securitization (as defined in the First Lien Financing Agreement and the Second Lien Financing Agreement), (viii) all obligations (other than intercompany obligations) of such Person pursuant to any Permitted Securitization (other than Standard Securitization Undertakings (as defined in the First Lien Financing Agreement and the Second Lien Financing Agreement)), and (ix) all Contingent Liabilities of such Person in respect
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of any of the foregoing. The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefore as a result of such Person’s ownership interest in or other relationship with such Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefore.
     “Initial First Lien Financing Agreement” is defined in the recitals.
     “Initial Second Lien Financing Agreement” is defined in the recitals.
     “Insolvency or Liquidation Proceeding” means (i) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Borrower or any Guarantor, (ii) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Borrower or any Guarantor or with respect to any of their respective assets, (iii) any liquidation, dissolution, reorganization or winding up of any Borrower or any Guarantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iv) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Borrower or any Guarantor.
     “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).
     “Maximum First Lien Principal Debt Amount” means $2,600,000,000.
     “Obligations” means any principal, interest, penalties, fees, indemnities, reimbursement obligations, guarantee obligations, costs, expenses (including fees and disbursements of counsel), damages and other liabilities and obligations, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the documentation governing, or made, delivered or given in connection with, any Indebtedness (including interest accruing at the then applicable rate provided in such documentation after the maturity of such Indebtedness and interest accruing at the then applicable rate provided in such documentation after the commencement of an Insolvency or Liquidation Proceeding (or which would, absent the commencement of an Insolvency or Liquidation proceeding, accrue)), relating to any Borrower or any Guarantor, whether or not a claim for such post-filing or post-petition interest is allowed or allowable in such Insolvency or Liquidation Proceeding.
     “Person” means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.
     “Recovery” is defined in Section 6.5.
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     “Second Lien Administrative Agent” means the “Administrative Agent” under, and as defined in, the Second Lien Financing Agreement.
     “Second Lien Agent” means Citibank, N.A., in its capacity as collateral agent under the Second Lien Collateral Documents, and any successor thereto exercising substantially the same rights and powers.
     “Second Lien Borrower” means HBI Branded Apparel Limited, Inc., a Delaware corporation, as borrower under the Second Lien Financing Agreement.
     “Second Lien Collateral” means all of the assets and properties of the Second Lien Borrower or any Second Lien Guarantor, now owned or hereafter acquired, whether real, personal or mixed, in or upon which a Lien is granted or purported to be granted to the Second Lien Agent or the Second Lien Lenders as security for any Second Lien Obligation pursuant to the Second Lien Documents.
     “Second Lien Collateral Documents” means, collectively, the security agreements, pledge agreements, collateral assignments, control agreements, mortgages, deeds of trust and other documents or agreements, if any, providing for grants or transfers for security executed and delivered by the Second Lien Borrower, any Second Lien Guarantor or any of their respective Subsidiaries creating a Lien upon property owned or to be acquired by the Second Lien Borrower, such Second Lien Guarantor or such Subsidiary in favor of any holder of Second Lien Obligations or the Second Lien Agent, in each case as security for any Second Lien Obligations.
     “Second Lien Documents” means, collectively, the Second Lien Financing Agreement, the Second Lien Collateral Documents and any other related document or instrument executed or delivered pursuant to any of the foregoing at any time or otherwise evidencing any Second Lien Obligations.
     “Second Lien Enforcement Date” means the date which is 180 days following the date upon which the First Lien Agent receives a notice from the Second Lien Agent certifying that (i) an Event of Default (under and as defined in the Second Lien Financing Agreement) has occurred and is continuing, and (ii) Second Lien Lenders holding the requisite amount of Second Lien Obligations (or the Second Lien Agent on their behalf) have declared the Second Lien Obligations to be due and payable prior to their stated maturity in accordance with the Second Lien Financing Agreement; provided, that the Second Lien Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred (w) at any time the First Lien Agent or the First Lien Lenders have commenced, and are diligently pursuing, any enforcement action with respect to the Common Collateral, (x) the First Lien Agent (or the First Lien Lenders holding the requisite amount of First Lien Obligations) has declared the First Lien Obligations to be due and payable prior to their stated maturity, (y) at any time any Borrower or any Guarantor is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding or (z) if the acceleration of the Second Lien Obligations is rescinded in accordance with the terms of the Second Lien Financing Agreement.
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     “Second Lien Financing Agreement” means, collectively, (i) the Initial Second Lien Financing Agreement, and (ii) any other credit agreement, loan agreement, note agreement, promissory note, indenture, or other agreement or instrument evidencing or governing the terms of any Indebtedness or other financial accommodation that has been incurred to extend, increase (subject to the limitations set forth herein), replace, refinance or refund in whole or in part the Indebtedness and other obligations outstanding under the Initial Second Lien Financing Agreement or other agreement or instrument referred to in this clause. Any reference to the Second Lien Financing Agreement hereunder shall be deemed a reference to any Second Lien Financing Agreement then in existence.
     “Second Lien Guarantor” means each Person that is (or hereafter becomes) a guarantor of the Second Lien Obligations pursuant to the Second Lien Documents. Upon becoming a guarantor thereunder such Person shall automatically be deemed to be a Second Lien Guarantor for all purposes hereunder.
     “Second Lien Lender” is defined in the recitals and in addition shall include any Person holding Second Lien Obligations.
     “Second Lien Obligations” means, collectively, (i) all Indebtedness outstanding under or with respect to the Second Lien Documents, and (ii) all other Obligations owing by the Second Lien Borrower or any Second Lien Guarantor under or with respect to the Second Lien Financing Agreement or any other Second Lien Documents, including all claims under the Second Lien Documents for interest, fees, expense reimbursements, indemnification and other similar claims. Second Lien Obligations shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the Second Lien Financing Agreement whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the Second Lien Obligations (whether by or on behalf of the Second Lien Borrower or any Second Lien Guarantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, First Lien Agent, receiver or similar Person, then the Obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.
     “Second Lien Required Lenders” means with respect to any amendment or modification of the Second Lien Financing Agreement or this Agreement, or any termination or waiver of any provision of the Second Lien Financing Agreement or this Agreement, or any consent or departure by the Second Lien Borrower or the Second Lien Guarantors, as the case may be, therefrom (in each case exclusive of any such modification, waiver, consent, etc., which is permitted to be effected by the Second Lien Administrative Agent and the Second Lien Borrower without further approval or consent of any Second Lien Lenders), those Second Lien Lenders, the approval of which is required pursuant to the Second Lien Financing Agreement to approve such amendment or modification, termination or waiver or consent or departure.
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     “Second Lien Security Agreement” means, collectively, the security agreements, pledge agreements or similar collateral documents by which the Second Lien Agent obtains a Lien or security interest in the Common Collateral for the benefit of the Second Lien Lenders.
     “Subsidiary” means, with respect to any Person, any other Person of which more than 50% of the outstanding Voting Securities of such other Person (irrespective of whether at the time Capital Securities of any other class or classes of such other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.
     “Synthetic Lease” means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (i) that is not a capital lease in accordance with GAAP and (ii) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.
     “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other applicable jurisdiction.
     “United States” means the United States of America, its fifty states and the District of Columbia.
     “Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.
     SECTION 1.2. UCC Defined Terms. In addition, the following terms which are defined in the Uniform Commercial Code are used herein as so defined: Certificated Security, Deposit Account, Instrument and Investment Property.
     SECTION 1.3. Definitions (Generally). The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document (including this Agreement) herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, extended, supplemented, restated, replaced or otherwise modified (subject to any restrictions on such amendments, extensions, supplements, restatements, replacements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision thereof, (iv) all references herein to Sections shall be construed to refer to Sections of this Agreement, (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contracts, and (vi) any reference to any law, rule, regulation, statute, code,
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ordinance or treaty shall include any statutory or regulatory provisions consolidating, amending, replacing, supplementing or interpreting any of the foregoing.
ARTICLE II
LIEN PRIORITIES
     SECTION 2.1. Lien Priority.
     (a) Priority. Notwithstanding (i) the date, time, method, manner or order of grant, attachment or perfection (or failure to perfect) of any Liens granted to the Second Lien Agent or the Second Lien Lenders on all or any portion of the Common Collateral or of any Liens granted to the First Lien Agent or the First Lien Lenders on all or any portion of the Common Collateral, and regardless of how such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the First Lien Agent or the Second Lien Agent (or any First Lien Lender or Second Lien Lender) in any Common Collateral, (iii) any provision of the UCC, the Bankruptcy Code or any applicable law, the First Lien Documents or the Second Lien Documents, (iv) whether the First Lien Agent or the Second Lien Agent, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Common Collateral, (v) the fact that any Liens in favor of the First Lien Agent or the First Lien Lenders securing any of the First Lien Obligations are (A) subordinated to any Lien securing any obligation of any Borrower or any Guarantor other than the First Lien Obligations or (B) otherwise subordinated, voided, avoided, invalidated, or lapsed, or (vi) any other circumstance whatsoever, the Second Lien Agent, on behalf of itself and the Second Lien Lenders, hereby agrees that: (x) any Lien on any Common Collateral securing the First Lien Obligations now or hereafter held by the First Lien Agent or the First Lien Lenders shall be senior in priority to all Liens on any Common Collateral securing the Second Lien Obligations; and (y) any Lien on any Common Collateral now or hereafter held by the Second Lien Agent or the Second Lien Lenders shall be and are expressly junior and subordinate in priority to any and all Liens on any Common Collateral securing the First Lien Obligations.
     (b) Effect of Perfection or Failure to Perfect. Notwithstanding any failure by the First Lien Agent, any First Lien Lender, the Second Lien Agent or any Second Lien Lender to perfect its security interests in any Common Collateral or any avoidance, invalidation or subordination by any third party or court of the security interests in any Common Collateral granted to any such Person, the priority and rights as between the First Lien Agent and the First Lien Lenders on the one hand and the Second Lien Agent and the Second Lien Lenders on the other hand with respect to any Common Collateral shall be as set forth in this Agreement.
     (c) Nature of First Lien Obligations. The Second Lien Agent on behalf of itself and the Second Lien Lenders acknowledges that a portion of the First Lien Obligations are revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the First Lien Obligations may be modified, extended or amended from
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time to time, and (subject to the proviso in the definition of First Lien Financing Agreement) the aggregate amount of the First Lien Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Second Lien Agent or any Second Lien Lender and without affecting the provisions hereof. The lien priorities provided in this Section shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the First Lien Obligations or the Second Lien Obligations, or any portion thereof.
     SECTION 2.2. Prohibition on Contesting Liens. The Second Lien Agent, for itself and on behalf of each Second Lien Lender, and the First Lien Agent, for itself and on behalf of each First Lien Lender, each agrees that it shall not (and hereby waives any right to) directly or indirectly contest or support any other Person in contesting, or objecting to, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, perfection, validity or enforceability of any Lien in any Common Collateral granted to the other, or the provisions of this Agreement.
     SECTION 2.3. No New Liens.
     (a) Limitation on other Collateral for First Lien Lenders. So long as any Second Lien Obligations remain outstanding, and subject to Section 6 hereof, (i) the First Lien Agent agrees that, after the date hereof, neither the First Lien Agent nor any First Lien Lender shall acquire or hold any Lien (other than cash collateralization of any First Lien Obligation consisting of letters of credit, Hedging Obligations or Bank Product Obligations) on any assets of any Borrower, any Guarantor or any of their respective Subsidiaries securing any First Lien Obligations which assets are not also subject to the second-priority Lien of the Second Lien Agent under the Second Lien Documents, and (ii) each Borrower and each Guarantor agrees not to grant any Lien on any of its assets, or permit any of its Subsidiaries to grant a Lien (other than cash collateralization of any First Lien Obligation consisting of letters of credit, Hedging Obligations or Bank Product Obligations) on any of its assets, in favor of the First Lien Agent or the First Lien Lenders securing the First Lien Obligations unless it, or such Subsidiary, has granted a similar Lien on such assets in favor of the Second Lien Agent or the Second Lien Lenders securing the Second Lien Obligations. If the First Lien Agent or any First Lien Lender shall acquire any Lien (other than cash collateralization of any First Lien Obligation consisting of letters of credit, Hedging Obligations or Bank Product Obligations) on any assets of any Borrower, any Guarantor or any of their respective Subsidiaries securing any First Lien Obligations which assets are not also subject to the second-priority Lien of the Second Lien Agent under the Second Lien Documents, then the First Lien Agent (or the relevant First Lien Lender), shall, without the need for any further consent of any other Person and notwithstanding anything to the contrary in any other First Lien Document (A) be deemed to hold and have held such Lien for the benefit of the Second Lien Agent as security for the Second Lien Obligations subject to the priorities and other terms set forth herein or (B) release such Lien.
     (b) Limitation on other Collateral for Second Lien Lenders. Until the date upon which the Discharge of First Lien Obligations shall have occurred, (i) the Second
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Lien Agent agrees that, after the date hereof, neither the Second Lien Agent nor any Second Lien Lender shall acquire or hold any Lien on any assets of any Borrower, any Guarantor or any of their respective Subsidiaries securing any Second Lien Obligations which assets are not also subject to the first-priority Lien of the First Lien Agent securing the First Lien Obligations, and (ii) each Borrower and each Guarantor agrees not to grant any Lien on any of its assets, or permit any of its Subsidiaries to grant a Lien on any of its assets, in favor of the Second Lien Agent or the Second Lien Lenders securing the Second Lien Obligations unless it, or such Subsidiary, has granted a similar Lien on such assets in favor of the First Lien Agent or the First Lien Lenders. If the Second Lien Agent or any Second Lien Lender shall acquire any Lien on any assets of any Borrower, any Guarantor or any of their respective Subsidiaries securing any Second Lien Obligations which assets are not also subject to the first-priority Lien of the First Lien Agent securing the First Lien Obligations, then the Second Lien Agent (or the relevant Second Lien Lender), shall, without the need for any further consent of any other Person and notwithstanding anything to the contrary in any other Second Lien Document (A) be deemed to hold and have held such Lien for the benefit of the First Lien Agent as security for the First Lien Obligations subject to the priorities and other terms set forth herein or (B) release such Lien.
     SECTION 2.4. Similar Liens and Agreements. The parties hereto agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be identical. In furtherance of the foregoing, the parties hereto agree:
     (a) upon request of the First Lien Agent or the Second Lien Agent, to cooperate in good faith (and to direct their counsel and agents to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective grantors with respect thereto; and
     (b) that the terms and provisions contained in the documents and agreements creating or evidencing the First Lien Collateral and the Second Lien Collateral shall be in all material respects be the same forms of documents other than with respect to the priority of the Liens thereunder.
ARTICLE III
ENFORCEMENT, STANDSTILL, WAIVERS
     SECTION 3.1. Standstill and Waivers. Until the earlier of (i) the date upon which the Discharge of First Lien Obligations shall have occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Borrower, any Guarantor or any of their respective Subsidiaries, or (ii) the Second Lien Enforcement Date, neither the Second Lien Agent nor the Second Lien Lenders:
     (a) will oppose, object to or contest in any manner, any foreclosure, sale, lease, exchange, transfer or other disposition of any Common Collateral by the First Lien Agent or any First Lien Lender, or any other exercise of any rights or remedies by or on behalf of the First Lien Agent or any First Lien Lender in respect of any Common Collateral,
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including the commencement or prosecution of any enforcement action under applicable law or the First Lien Documents;
     (b) shall have any right to (1) direct either the First Lien Agent or any First Lien Lender to exercise any right, remedy or power with respect to any Common Collateral or pursuant to the First Lien Documents or (2) contest or object to the exercise by the First Lien Agent or any First Lien Lender of any right, remedy or power with respect to any Common Collateral or pursuant to the First Lien Documents or to the timing or manner in which any such right is exercised or not exercised (and, to the extent they may have any such right described in this clause, whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right);
     (c) will institute any suit or other proceeding or assert in any suit, Insolvency or Liquidation Proceeding or other proceeding any claim against the First Lien Agent or any First Lien Lender seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the First Lien Agent nor any First Lien Lender shall be liable for, any action taken or omitted to be taken by the First Lien Agent or any First Lien Lender with respect to any Common Collateral or pursuant to the First Lien Documents; provided, that this provision shall not prevent the Second Lien Agent on behalf of the Second Lien Lenders from asserting claims against the First Lien Agent for damages arising from its gross negligence or willful misconduct in performing its duties and obligations hereunder;
     (d) will take, receive or accept any Common Collateral or any proceeds of any Common Collateral, except in accordance with the provisions of this Agreement;
     (e) will commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of any Common Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, any Common Collateral or pursuant to the Second Lien Documents; or
     (f) will seek, and hereby waive any right, to have the Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of any Common Collateral.
     SECTION 3.2. Exclusive Enforcement; Nature of Rights.
     (a) Limitation on Action by Second Lien Lenders. Until the earlier of (i) the date upon which the Discharge of First Lien Obligations shall have occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Borrower, any Guarantor or any of their respective Subsidiaries, or (ii) the Second Lien Enforcement Date, the Second Lien Agent agrees, on behalf of itself and the Second Lien Lenders, that the First Lien Agent and the First Lien Lenders shall have the exclusive right to enforce rights, exercise remedies (including setoff) and make determinations regarding release (in connection with any such enforcement of rights or
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exercise of remedies), disposition, or restrictions with respect to any Common Collateral without any consultation with or the consent of the Second Lien Agent or any Second Lien Lender; provided, that in each case (subject to the provisions of Section 6), (A) in any Insolvency or Liquidation Proceeding commenced by or against the Second Lien Borrower or any Second Lien Guarantor, the Second Lien Agent may file a claim or statement of interest with respect to the Second Lien Obligations, (B) the Second Lien Agent may take any action (not adverse to the senior Liens on any Common Collateral securing the First Lien Obligations or the rights of the First Lien Agent to exercise remedies in respect thereof) in order to preserve or protect its Lien on any Common Collateral, (C) the Second Lien Agent shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Lenders or the Second Lien Agent, including any claims secured by any Common Collateral, in each case in accordance with the terms of this Agreement, (D) the Second Lien Agent and the Second Lien Lenders shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Second Lien Borrower and the Second Lien Guarantors arising under either bankruptcy or non-bankruptcy law, except as specifically prohibited herein, (E) the Second Lien Lenders and the Second Lien Agent shall be entitled to file any proof of claim and other filings and make any agreements and motions that are, in each case, in accordance with the terms of this Agreement, and (F) the Second Lien Lenders and the Second Lien Agent may exercise any of their rights and remedies with respect to any Common Collateral after the Second Lien Enforcement Date and so long as the Second Lien Enforcement Date has not been suspended pursuant to the definition thereof.
In exercising rights and remedies with respect to any Common Collateral, the First Lien Agent and the First Lien Lenders may enforce the provisions of the First Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured party under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.
     (b) Permitted Action by Second Lien Lenders. Without limiting the generality of the foregoing provisions of this Section, until the earlier of (i) the date upon which the Discharge of First Lien Obligations shall have occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Borrower, any Guarantor or any of their respective Subsidiaries, or (ii) the Second Lien Enforcement Date, and subject to any other rights set forth herein, the sole right of the Second Lien Agent and the Second Lien Lenders with respect to any Common Collateral is to hold a Lien on any Common Collateral pursuant to the Second Lien Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, as set forth herein.
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     SECTION 3.3. No Additional Rights For the Borrower Hereunder. Except as provided in Section 3.4, if the First Lien Agent or any First Lien Lender or Second Lien Agent or any Second Lien Lender enforces its rights or remedies in violation of the terms of this Agreement, neither any Borrower nor any Guarantor shall be entitled to use such violation as a defense to any action by the First Lien Agent or any First Lien Lender or Second Lien Agent or any Second Lien Lender, nor to assert such violation as a counterclaim or basis for set off or recoupment against the First Lien Agent or any First Lien Lender or Second Lien Agent or any Second Lien Lender.
     SECTION 3.4. Actions Upon Breach.
     (a) If any Second Lien Lender or Second Lien Agent or First Lien Lender or First Lien Agent, contrary to this Agreement, commences or participates in any action or proceeding against any Borrower or any Guarantor or the Common Collateral, such Borrower or Guarantor, with the prior written consent of the First Lien Agent or the Second Lien Agent, as applicable, may interpose as a defense or dilatory plea the making of this Agreement, and any First Lien Lender or the First Lien Agent or Second Lien Lender or the Second Lien Agent, as applicable, may intervene and interpose such defense or plea in its or their name or in the name of such Borrower or Guarantor.
     (b) Should any Second Lien Lender or the Second Lien Agent, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any First Lien Lender or First Lien Agent (in its own name or in the name of the relevant Borrower or Guarantor) or the relevant Borrower or Guarantor may obtain relief against such Second Lien Lender or the Second Lien Agent, as applicable, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Second Lien Agent on behalf of each Second Lien Lender and itself that (i) the First Lien Lenders’ or the First Lien Agent’s damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Lien Lender and the Second Lien Agent waive any defense that the Borrowers or Guarantors and/or the First Lien Lenders or the First Lien Agent cannot demonstrate damage and/or be made whole by the awarding of damages.
     (c) Should any First Lien Lender or First Lien Agent, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any Second Lien Lender or the Second Lien Agent (in its own name or in the name of the relevant Borrower or Guarantor) or the relevant Borrower or Guarantor may obtain relief against such First Lien Lender or the First Lien Agent, as applicable, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the First Lien Agent on behalf of each First Lien Lender and itself that (i) the Second Lien Lender’s and the Second Lien Agent’s damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each First Lien Lender and the First Lien Agent waive any defense that the Borrowers or
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Guarantors and/or the Second Lien Lenders or the Second Lien Agent cannot demonstrate damage and/or be made whole by the awarding of damages.
ARTICLE IV
PAYMENTS
     SECTION 4.1. Application of Proceeds. Until the date upon which the Discharge of First Lien Obligations shall have occurred (except as specifically provided in the First Lien Documents and in the Second Lien Documents), the cash proceeds of Common Collateral received in connection with the sale or disposition of, or collection on, such Common Collateral and whether or not pursuant to any exercise of remedies or any Insolvency or Liquidation Proceeding, shall be applied by the First Lien Agent to the First Lien Obligations and, to the extent applicable, to the Second Lien Agent for application to the Second Lien Obligations in such order as specified in the First Lien Documents. Upon the Discharge of First Lien Obligations, the First Lien Agent shall deliver to the Second Lien Agent any proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Upon the Discharge of the Second Lien Obligations, the Second Lien Agent shall deliver to the applicable Borrower or Guarantor any proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.
     SECTION 4.2. Payments Over. Until the date upon which the Discharge of First Lien Obligations has occurred, any Common Collateral or proceeds thereof received by the Second Lien Agent or any Second Lien Lender in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the First Lien Agent for the benefit of the First Lien Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Until the date upon which the Discharge of First Lien Obligations shall have occurred, the First Lien Agent is hereby authorized to make any such endorsements as agent for the Second Lien Agent or such Second Lien Lender.
ARTICLE V
OTHER AGREEMENTS
     SECTION 5.1. Releases.
     (a) Until the date upon which the Discharge of First Lien Obligations shall have occurred, if:
     (i) the First Lien Agent exercises any of its remedies in respect of any Common Collateral in accordance with the terms of this Agreement, including any sale, lease, exchange, transfer or other disposition of such Common Collateral;
     (ii) there occurs any sale, lease, exchange, transfer or other disposition of Common Collateral to a Person other than a Borrower or a Guarantor in a transaction that is permitted under the terms of the First Lien Financing Agreement and the Second Lien Financing Agreement (whether or not in either case an event of default under, and as defined therein, has occurred and is continuing) at the time of such transaction; or
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     (iii) the Common Collateral to be released consists of the assets of a Subsidiary of a Borrower or a Guarantor all of the Capital Securities of which is being released pursuant to any other provision of this clause;
and if, in connection therewith, the First Lien Agent, for itself or on behalf of any of the First Lien Lenders, releases any of its Liens on any part of the Common Collateral, or releases any Guarantor from its obligations under its guaranty of the First Lien Obligations (other than in connection with the Discharge of First Lien Obligations), the Liens, if any, of the Second Lien Agent, for itself or for the benefit of the Second Lien Lenders, on such Common Collateral, and the obligations of such Guarantor under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released with no further consent or action of any Person, and the Second Lien Agent, for itself or on behalf of any such Second Lien Lender, promptly shall execute and deliver to the First Lien Agent and the Borrowers such termination statements, releases and other documents and shall take such further actions as the First Lien Agent, the Borrowers or such Guarantor may reasonably request to effectively confirm such release.
     (b) The Second Lien Agent, for itself and on behalf of the Second Lien Lenders, hereby irrevocably constitutes and appoints the First Lien Agent and any officer or agent of the First Lien Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Lien Agent or such Second Lien Lender or in the First Lien Agent’s own name, from time to time, in the First Lien Agent’s discretion, for the purpose of carrying out the terms of this Section, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section including, without limitation, any financing statements, endorsements or other instruments or transfer or release. This appointment is coupled with an interest.
     SECTION 5.2. Insurance. To the extent provided in the relevant First Lien Collateral Documents or the Second Lien Collateral Documents, as the case may be, the First Lien Agent and the Second Lien Agent shall be named as additional insureds and the Control Agent shall be named as loss payee (on behalf of the First Lien Agent, the First Lien Lenders, the Second Lien Agent and the Second Lien Lenders) under any insurance policies maintained from time to time by the Borrower or Guarantors. Until the date upon which the Discharge of First Lien Obligations shall have occurred, as between the First Lien Agent and the First Lien Lenders, on the one hand, and the Second Lien Agent and the Second Lien Lenders on the other, the First Lien Agent and the First Lien Lenders shall have the sole and exclusive right to the extent provided for in the First Lien Documents (i) to adjust or settle any insurance policy or claim covering any Common Collateral in the event of any loss thereunder; and (ii) to approve any award granted in any condemnation or similar proceeding affecting any Common Collateral. Until the date upon which the Discharge of First Lien Obligations shall have occurred, all proceeds of any such policy and any such award in respect of any Common Collateral that are payable to the First Lien Agent and the Second Lien Agent shall be paid to the First Lien Agent for the benefit of the First Lien Lenders to the extent required under the First Lien Documents and, thereafter, to the Second Lien Agent for the benefit of the Second Lien Lenders to the extent required under the applicable Second Lien Documents and then to the applicable Borrower or Guarantor or as a court of competent jurisdiction may
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otherwise direct. If the Second Lien Agent or any Second Lien Lender shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the First Lien Agent in accordance with the terms of Section 4.2.
     SECTION 5.3. Amendments to Second Lien Collateral Documents.
     (a) Until the date upon which the Discharge of First Lien Obligations shall have occurred, without the prior written consent of the First Lien Agent, no Second Lien Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Lien Financing Agreement or Second Lien Collateral Document, would contravene any of the terms of this Agreement. The Second Lien Agent agrees that each Second Lien Collateral Document shall include the following language:
“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of the date hereof, as the same may be amended, restated, supplemented, modified or replaced from time to time (the “Intercreditor Agreement”) among Citibank, N.A., as First Lien Agent, Citibank, N.A., as Second Lien Agent, Citibank, N.A., as Control Agent, the First Lien Borrower, the First Lien Guarantors, the Second Lien Borrower and the Second Lien Guarantors (each as defined therein) from time to time a party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.”
In addition, the Second Lien Agent agrees that each Second Lien Collateral Document under which any Lien on real property owned by the Second Lien Borrower or any Second Lien Guarantor is granted to secure the Second Lien Obligations covering any Common Collateral shall contain such other language as the First Lien Agent may reasonably request to reflect the priority of the First Lien Collateral Document covering such Common Collateral over such Second Lien Collateral Document.
     (b) Without the prior written consent of the First Lien Agent (and any required consent of the First Lien Lenders), no Second Lien Document may be amended, supplemented or otherwise modified to the extent such amendment, supplement or modification would (i) increase the then outstanding aggregate principal amount of the loans under the Second Lien Financing Agreement to an amount exceeding $450,000,000, (ii) contravene the provisions of this Agreement, (iii) increase the “Applicable Margin” or similar component of the interest on the loans thereunder by more than 3.0% per annum (exclusive, for the avoidance of doubt, of any imposition of up to 2.0% of “default” interest), (iv) provide for dates for payment of principal, interest, premium (if any) or fees which are earlier than such dates under the Second Lien Financing Agreement, (v) provide for covenants, events of default or remedies which are more restrictive on any Guarantor than those set forth in the Second Lien Financing Agreement, (vi) provide for redemption, prepayment or defeasance provisions that are
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more burdensome on any Guarantor than those set forth in the Second Lien Financing Agreement, (vii) provide for collateral securing Indebtedness thereunder which is more extensive than the collateral provided with respect to the First Lien Financing Agreement or (viii) increase the obligations of any Guarantor (except as set forth herein) or confer any additional rights on any Second Lien Lender which could reasonably be expected to be adverse to the First Lien Lender.
     (c) Without the prior written consent of the Second Lien Agent (and any required consent of the Second Lien Lenders), no First Lien Document may be amended, supplemented or otherwise modified to the extent such amendment, supplement or modification would (i) contravene the provisions of this Agreement, (ii) increase the then outstanding aggregate principal amount of the loans under the First Lien Financing Agreement plus, if any, any undrawn portion of any commitment under the First Lien Financing Agreement in excess of the Maximum First Lien Principal Amount or (iii) increase the “Applicable Margin” or similar component of the interest of the loans thereunder by more than 3.0% per annum from the “Applicable Margin” or similar component of the interest under the First Lien Financing Agreement as in effect as of the date hereof (exclusive, for the avoidance of doubt, of any imposition of up to 2.0% of “default” interest).
     SECTION 5.4. Rights as Unsecured Creditors and Judgment Creditors.
     (a) Except as otherwise expressly set forth in Section 3.1 and Section 3.2 and subject to Article VI, (i) the Second Lien Agent and the Second Lien Lenders may exercise all rights and remedies as unsecured creditors against the Second Lien Borrower, the Second Lien Guarantors or any of their Subsidiaries in accordance with the terms of the Second Lien Documents and applicable law and this Agreement, and (ii) nothing in this Agreement shall prohibit the acceleration of the obligations under the Second Lien Documents or the receipt of the Second Lien Agent or the Second Lien Lenders of the required payments of principal and interest and other amounts, so long as such receipt is not the direct or indirect result of the exercise of the Second Lien Agent or any Second Lien Lender of rights and remedies as a secured creditor or enforcement in contravention of this Agreement of any Lien held by any of them.
     (b) In the event the Second Lien Agent or any Second Lien Lender becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes and shall be junior to the Liens securing First Lien Obligations on the same basis as the other Liens securing the Second Lien Obligations are junior to such First Lien Obligations under this Agreement. Nothing in this Agreement modifies any rights or remedies the First Lien Agent or the First Lien Lenders may have with respect to the First Lien Collateral.
     SECTION 5.5. Limited Agency of Citibank, N.A. for Perfection.
     (a) The First Lien Agent, on behalf of itself and the First Lien Lenders, and the Second Lien Agent, on behalf of itself and the Second Lien Lenders, each hereby appoint
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Citibank, N.A. as its collateral agent (in such capacity, together with any successor in such capacity appointed by the First Lien Agent and consented to by the Second Lien Agent (such consent not to be unreasonably withheld or delayed), the “Control Agent”) for the limited purpose of acting as the agent on behalf of the First Lien Agent (on behalf of itself and the First Lien Lenders) and the Second Lien Agent (on behalf of itself and the Second Lien Lenders) with respect to the Control Collateral for purposes of perfecting the Liens of such parties on the Control Collateral. The Control Agent accepts such appointment and agrees to hold the Control Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as Control Agent for the benefit of the First Lien Agent (on behalf of itself and the First Lien Lenders) and the Second Lien Agent (on behalf of itself and the Second Lien Lenders) and any permitted assignee of any thereof solely for the purpose of perfecting the security interest granted to such parties in such Control Collateral, subject to the terms and conditions of this Section. The Control Agent, the First Lien Agent, on behalf of itself and the First Lien Lenders, and the Second Lien Agent, on behalf of itself and the Second Lien Lenders, each hereby agrees that the First Lien Agent shall have the sole and exclusive right and authority to give instructions to, and otherwise direct, the Control Agent in respect of the Control Collateral or any control agreement with respect to any Control Collateral until the earlier of the date upon which the Discharge of First Lien Obligations shall have occurred and the Second Lien Enforcement Date, and neither the Second Lien Agent nor any Second Lien Lender will hinder, delay or interfere with the exercise of such rights by the First Lien Agent in any respect. The First Lien Agent and the Second Lien Agent hereby acknowledge that the Control Agent will obtain “control” under the UCC over each Controlled Account as contemplated by the First Lien Collateral Documents and the Second Lien Collateral Documents for the benefit of both the First Lien Agent (on behalf of itself and the First Lien Lenders) and the Second Lien Agent (on behalf of itself and the Second Lien Lenders) pursuant to the control agreements relating to each respective Controlled Account. The Borrowers hereby agree to pay, reimburse, indemnify and hold harmless the Control Agent to the same extent and on the same terms that the First Lien Borrower is required to do so for the First Lien Agent in accordance with the First Lien Financing Agreement. The First Lien Agent and the Second Lien Agent hereby also acknowledge and agree that the Control Agent, to the extent it receives landlord lien waivers, will receive such landlord lien waivers for the benefit of the Second Lien Agent for the benefit of Second Lien Lenders and the First Lien Agent for the benefit of the First Lien Lenders. Except as set forth below, the Control Agent shall have no obligation whatsoever to the Second Lien Agent or any Second Lien Lender including any obligation to assure that the Control Collateral is genuine or owned by any Borrower, any Guarantor or one of their respective Subsidiaries or to preserve rights or benefits of any Second Lien Lender or the Second Lien Agent except as expressly set forth in this Section. In acting on behalf of the Second Lien Agent and the Second Lien Lenders, the duties or responsibilities of the Control Agent under this Section shall be limited solely (i) to physically holding the Control Collateral delivered to the Control Agent by the Borrowers, Guarantors or any Subsidiary of such Person as agent for the Second Lien Agent (on behalf of itself and the Second Lien Lenders) for purposes of perfecting the Lien held by the Second Lien
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Agent (on behalf of itself and the Second Lien Lenders) and (ii) delivering such collateral as set forth in clause (d) of Section 5.5.
     (b) The rights of the Second Lien Agent shall at all times be subject to the terms of this Agreement and to the First Lien Agent’s rights under the First Lien Documents.
     (c) The First Lien Agent shall not have by reason of the Second Lien Security Agreement or this Agreement or any other document a fiduciary relationship in respect of the Second Lien Agent or any Second Lien Lender.
     (d) Upon the Discharge of First Lien Obligations, the Control Agent shall deliver to the Second Lien Agent the Control Collateral together with any necessary endorsements (or otherwise allow the Second Lien Agent to obtain control of such Control Collateral) or as a court of competent jurisdiction may otherwise direct.
     (e) Upon the Discharge of the Second Lien Obligations, the Control Agent shall deliver to the applicable Borrower or Guarantor the Control Collateral together with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.
     SECTION 5.6. Inspection Rights. Subject to the First Lien Documents and the Second Lien Documents, and solely between the First Lien Agent and the First Lien Lenders, on the one hand, and the Second Lien Agent and the Second Lien Lenders, on the other hand,
     (a) the First Lien Agent and its representatives and invitees may at any time inspect, repossess, remove and otherwise deal with the Common Collateral, and the First Lien Agent may advertise and conduct public auctions or private sales of any Common Collateral, in each case without notice to (except as provided in Section 7.5), the involvement of or interference by the Second Lien Agent or any Second Lien Lender or liability to the Second Lien Agent or any Second Lien Lender.
     (b) The Second Lien Agent may inspect the Common Collateral, in accordance with Second Lien Documents, so long as such inspection does not interfere with the rights of the First Lien Agent under Section 3.1 or under the First Lien Documents.
ARTICLE VI
INSOLVENCY OR LIQUIDATION PROCEEDINGS
     SECTION 6.1. Financing and Sale Issues. If any Borrower or any Guarantor shall be subject to any Insolvency or Liquidation Proceeding and at any time prior to the Discharge of First Lien Obligations the First Lien Agent or the First Lien Lenders shall desire to permit (or not object to) the sale, use or lease of cash collateral or to permit (or not object to) any Borrower to obtain financing under Section 363 or Section 364 of the Bankruptcy Code or to provide such financing (“DIP Financing”), then, so long as the maximum amount of Indebtedness that may be incurred in connection with such DIP Financing shall not exceed an amount equal to the Maximum First Lien Principal Debt Amount, then the Second Lien Agent, on behalf of itself and the Second Lien Lenders, and each Second Lien Lender by becoming a Second Lien Lender, agrees that it will raise no objection to, nor support any other Person objecting to, such sale, use, or lease of cash collateral or DIP Financing and will not request any form of
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adequate protection or any other relief in connection therewith (except as agreed by the First Lien Agent or to the extent expressly permitted by Section 6.3) and, to the extent the Liens securing the First Lien Obligations are subordinate to or pari passu with such DIP Financing, it (x) will subordinate (and will be deemed hereunder to have subordinated) the Liens securing the Second Lien Obligations (x) to such DIP Financing with, if applicable, the same terms and conditions as the Liens securing the First Lien Obligations are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (y) to any adequate protection provided to the First Lien Agent and the First Lien Lenders and (z) to any “carve-out” for professionals and United States Trustee fees agreed to by the First Lien Agent or the First Lien Lenders, and (ii) agrees that notice received four (4) calendar days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice. The Second Lien Agent, on behalf of itself and the Second Lien Lenders, agrees that it will raise no objection to or oppose a sale or other disposition of any Common Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code (or otherwise) if the First Lien Required Lenders have consented to (or supported) such sale or disposition of such assets so long as the respective interests of the Second Lien Lenders attach to the proceeds thereof, subject to the terms of this Agreement.
     SECTION 6.2. Relief from the Automatic Stay. Until the date upon which the Discharge of First Lien Obligations shall have occurred, the Second Lien Agent, on behalf of itself and the Second Lien Lenders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of any Common Collateral, without the prior written consent of the First Lien Agent and the First Lien Required Lenders.
     SECTION 6.3. Adequate Protection. The Second Lien Agent, on behalf of itself and the Second Lien Lenders, agrees that none of them shall object, contest, or support any other Person objecting to or contesting, (i) any request by the First Lien Agent or the First Lien Lenders for adequate protection or (ii) any objection by the First Lien Agent or any First Lien Lender to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (iii) the payment of interest, fees, expenses or other amounts to the First Lien Agent or any First Lien Lender under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise. Notwithstanding anything contained in this Section and in Section 6.1, in any Insolvency or Liquidation Proceeding, (x) the Second Lien Agent and the Second Lien Lenders, may seek, support, accept or retain adequate protection (A) only if the First Lien Agent and the First Lien Lenders are granted adequate protection that includes replacement liens on additional collateral and superpriority claims and the First Lien Agent and the First Lien Lenders do not object to the adequate protection being provided to the First Lien Agent and the First Lien Lenders and (B) in the form of (1) a replacement Lien on such additional collateral, subordinated to the Liens securing the First Lien Obligations and such DIP Financing on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement and (y) superpriority claims junior in all respects to the superpriority claims granted to the First Lien Agent and the First Lien Lenders, and (2) in the event the Second Lien Agent, on behalf of itself and the Second Lien Lenders, receives adequate protection, including in the form of additional collateral, then the Second Lien Agent, on behalf of itself or any of the Second Lien Lenders, agrees that the First Lien Agent shall have a senior Lien and claim on such adequate protection as security for the First Lien Obligations and that any Lien on any
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additional collateral securing the Second Lien Obligations shall be subordinated to the Liens on such collateral securing the First Lien Obligations and any DIP Financing (and all Obligations relating thereto) and any other Liens granted to the First Lien Agent and the First Lien Lenders as adequate protection, with such subordination to be on the same terms that the other Liens securing the Second Lien Obligations are subordinated to such First Lien Obligations under this Agreement. Notwithstanding the foregoing, if the First Lien Lenders are deemed by a court of competent jurisdiction to be fully secured on the petition date, then the Second Lien Lenders shall not be prohibited from seeking adequate protection in the form of interest, fees or other cash payments.
     SECTION 6.4. No Waiver. Nothing contained herein shall prohibit or in any way limit the First Lien Agent or any First Lien Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Lien Agent or any of the Second Lien Lenders, including, without limitation, the seeking by the Second Lien Agent or any Second Lien Lender of adequate protection or the asserting by the Second Lien Agent or any Second Lien Lender of any of its rights and remedies under the Second Lien Documents or otherwise, unless, in each case, such action is consistent with the terms of this Section 6.
     SECTION 6.5. Preference Issues. If the First Lien Agent or any First Lien Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the First Lien Borrower or any First Lien Guarantor any amount (whether received by or on behalf of the First Lien Borrower or any First Lien Guarantor, as proceeds of security, enforcement of any right of setoff or otherwise) (a “Recovery”), then the obligation or part thereof originally intended to be satisfied shall be reinstated and outstanding as First Lien Obligations as if such payment had not occurred to the extent of such Recovery and the Discharge of First Lien Obligations shall be deemed to not have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. The Second Lien Agent and the Second Lien Lenders agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement. In the event that any such payment with respect to the First Lien Obligations results in a Discharge of First Lien Obligations, the First Lien Agent and the First Lien Lenders agree that the Second Lien Agent and the Second Lien Lenders shall be permitted to act hereunder as though a Discharge of First Lien Obligations had occurred during the period from such payment until the date of such reinstatement of the First Lien Obligations and shall have no liability to the First Lien Agent or the First Lien Lenders for any action taken or omitted to be taken hereunder in accordance therewith, except to the extent such act or omission is found by a final, non-appealable judgment of a court of competent jurisdiction to arise from the gross negligence, bad faith or willful misconduct of the Second Lien Agent or Second Lien Lenders.
     SECTION 6.6. Separate Grants of Security and Separate Classification. The Second Lien Agent on behalf of itself and the Second Lien Lenders acknowledges and agrees that (i) the
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grants of Liens pursuant to the First Lien Collateral Documents and the Second Lien Collateral Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Common Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Agent and the First Lien Lenders and the Second Lien Agent and the Second Lien Lenders in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Lien Agent on behalf of itself and the Second Lien Lenders hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Borrowers and the Guarantors in respect of the Common Collateral (with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Agent and the Second Lien Lenders), the First Lien Agent and the First Lien Lenders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest before any distribution is made in respect of the claims held by the Second Lien Agent and the Second Lien Lenders, with the Second Lien Agent and the Second Lien Lenders hereby acknowledging and agreeing to turn over to the First Lien Agent and the First Lien Lenders amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Agent and the Second Lien Lenders).
     SECTION 6.7. Other Matters. To the extent that the Second Lien Agent or any Second Lien Lender has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Common Collateral, the Second Lien Agent agrees, on behalf of itself and the Second Lien Lenders not to assert any of such rights without the prior written consent of the First Lien Agent; provided that if requested by the First Lien Agent, the Second Lien Agent shall timely exercise such rights in the manner requested by the First Lien Agent, including any rights to payments in respect of such rights.
     SECTION 6.8. Effectiveness in Insolvency or Liquidation Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency or Liquidation Proceeding. All references in this Agreement to any Borrower or any Guarantor shall include such Person as a debtor-in-possession and any receiver or trustee for such Person in any Insolvency or Liquidation Proceeding.
ARTICLE VII
RELIANCE; WAIVERS; NOTICES; ETC
     SECTION 7.1. Reliance.
     (a) The consent by the First Lien Lenders to the execution and delivery of the Second Lien Documents and the grant to the Second Lien Agent on behalf of the Second Lien Lenders of a Lien on the Common Collateral and all loans and other extensions of
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credit made or deemed made on and after the date hereof by the First Lien Lenders to the First Lien Borrower shall be deemed to have been given and made in reliance upon this Agreement. The Second Lien Agent, on behalf of the Second Lien Lenders, acknowledges that the Second Lien Lenders have, independently and without reliance on the First Lien Agent or any First Lien Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Second Lien Financing Agreement, the other Second Lien Documents, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Financing Agreement, the other Second Lien Documents or this Agreement.
     (b) The consent by the Second Lien Lenders to the execution and delivery of the First Lien Documents and the grant to the First Lien Agent on behalf of the First Lien Lenders of a Lien on the Common Collateral and all loans and other extensions of credit made or deemed made on and after the date hereof by the Second Lien Lenders to the Second Lien Borrower shall be deemed to have been given and made in reliance upon this Agreement. The First Lien Agent, on behalf of the First Lien Lenders, acknowledges that the First Lien Lenders have, independently and without reliance on the Second Lien Agent or any Second Lien Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the First Lien Financing Agreement, the other First Lien Documents, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the First Lien Financing Agreement, the other First Lien Documents or this Agreement.
     SECTION 7.2. No Warranties or Liability.
     (a) The Second Lien Agent, on behalf of itself and the Second Lien Lenders, acknowledges and agrees that each of the First Lien Agent and the First Lien Lenders has made no express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Documents. The First Lien Lenders will be entitled to manage and supervise their respective loans and extensions of credit to the First Lien Borrower in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the First Lien Lenders may manage their loans and extensions of credit without regard to any rights or interests that the Second Lien Agent or any of the Second Lien Lenders have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither the First Lien Agent nor any First Lien Lender shall have any duty to the Second Lien Agent or any of the Second Lien Lenders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Borrower or any Guarantor (including, without limitation, the Second Lien Documents), regardless of any knowledge thereof which they may have or be charged with.
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     (b) The First Lien Agent, on behalf of itself and the First Lien Lenders, acknowledges and agrees that each of the Second Lien Agent and the Second Lien Lenders has made no express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Documents. The Second Lien Lenders will be entitled to manage and supervise their respective loans to the Second Lien Borrower in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Second Lien Lenders may manage their loans and extensions of credit without regard to any rights or interests that the First Lien Agent or any of the First Lien Lenders have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither the Second Lien Agent nor any Second Lien Lender shall have any duty to the First Lien Agent or any of the First Lien Lenders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Borrower or any Guarantor (including, without limitation, the First Lien Documents), regardless of any knowledge thereof which they may have or be charged with.
     SECTION 7.3. No Waiver of Lien Priorities.
     (a) No right of the First Lien Lenders, the First Lien Agent or any of them to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the First Lien Borrower or the First Lien Guarantors or by any act or failure to act by any First Lien Lender or the First Lien Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Documents or any of the Second Lien Documents, regardless of any knowledge thereof which the First Lien Agent or the First Lien Lenders, or any of them, may have or be otherwise charged with.
     (b) Without in any way limiting any other provision hereof, (but subject to the rights of the First Lien Borrower and the First Lien Guarantors under the First Lien Documents and the proviso set forth in the definition of the term “First Lien Financing Agreement”), the First Lien Lenders, the First Lien Agent and any of them, may, at any time and from time to time, without the consent of the Second Lien Agent or any Second Lien Lender, without impairing or releasing the lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second Lien Agent or any Second Lien Lender is affected, impaired or extinguished thereby) do any one or more of the following:
     (i) make loans and advances to the First Lien Borrower or any First Lien Guarantor or issue, guaranty or obtain letters of credit for the account of any such Person or otherwise extend credit to any such Person, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;
     (ii) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any of the First
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Lien Obligations or any Lien on any First Lien Collateral or guaranty thereof or any liability of the First Lien Borrower or any First Lien Guarantor, or any liability incurred directly or indirectly in respect thereof (including, without limitation, any increase in or extension of the First Lien Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend; renew, exchange, extend, modify or supplement in any manner any Liens held by the First Lien Lenders, the First Lien Obligations or any of the First Lien Documents; provided, however, nothing herein shall prohibit the Second Lien Agent and the Second Lien Lenders from enforcing any rights arising under the Second Lien Financing Agreement as a result of Second Lien Borrower’s or any Second Lien Guarantors’ violation of the terms thereof including any covenant prohibiting the amendment of certain provisions of the First Lien Financing Agreement, subject in each case to this Agreement;
     (iii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Lien Collateral or any liability of the First Lien Borrower or any First Lien Guarantor to the First Lien Lenders or the First Lien Agent, or any liability incurred directly or indirectly in respect thereof;
     (iv) settle or compromise any First Lien Obligation or any other liability of the First Lien Borrower or any First Lien Guarantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, the First Lien Obligations) in any manner or order;
     (v) exercise or delay in or refrain from exercising any right or remedy against the First Lien Borrower or any security or any First Lien Guarantor or any other Person, elect any remedy and otherwise deal freely with the First Lien Borrower, any First Lien Guarantor and the First Lien Collateral and any security and any guarantor or any liability of the First Lien Borrower or any First Lien Guarantor to the First Lien Lenders or any liability incurred directly or indirectly in respect thereof;
     (vi) release or discharge any First Lien Obligations or any guaranty thereof or any agreement or obligation of the First Lien Borrower or First Lien Guarantor or any other Person or entity with respect thereto;
     (vii) take or fail to take any Lien on any First Lien Collateral or any other collateral security for any First Lien Obligations or take or fail to take any action which may be necessary or appropriate to ensure than any Lien on any First Lien Collateral or any other Lien upon any property is duly enforceable or perfected or entitled to priority as against any other Lien or to ensure that any proceeds of any property subject to any Lien are applied to the payment of any First Lien Obligations or any other obligation secured thereby; or
     (viii) otherwise release, discharge or permit the lapse of any or all First Lien Obligations or any other Liens upon any property at any time securing any First Lien Obligations.
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     (c) The Second Lien Agent, on behalf of itself and the Second Lien Lenders, also agrees that the First Lien Lenders and the First Lien Agent shall have no liability to the Second Lien Agent or any Second Lien Lender, and the Second Lien Agent, on behalf of itself and the Second Lien Lenders, hereby waives any claim against any First Lien Lender or the First Lien Agent, arising out of any and all actions which the First Lien Lenders or the First Lien Agent may take or permit or omit to take with respect to: (i) the First Lien Documents, (ii) the collection of the First Lien Obligations or (iii) the perfection, release, failure to act upon, foreclosure upon, or sale, liquidation or other disposition of, the First Lien Collateral; provided that notwithstanding the foregoing, the First Lien Agent shall be liable for damages resulting from actions taken by it in violation of any provision of this Agreement to the extent such violation is found by a final, non-appealable judgment of a court of competent jurisdiction to arise from its gross negligence, bad faith or willful misconduct. The Second Lien Agent, on behalf of itself and the Second Lien Lenders, agrees that the First Lien Lenders and the First Lien Agent have no duty to them in respect of the maintenance or preservation of the First Lien Collateral or the First Lien Obligations.
     (d) The Second Lien Agent, on behalf of itself and the Second Lien Lenders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.
     SECTION 7.4. Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Agent and the First Lien Lenders and the Second Lien Agent and the Second Lien Lenders, respectively, hereunder shall remain in full force and effect as set forth herein irrespective of:
     (a) any lack of validity or enforceability of the First Lien Documents or any Second Lien Documents;
     (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including, without limitation, any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the First Lien Financing Agreement or any other First Lien Document or of the terms of the Second Lien Financing Agreement or any other Second Lien Document;
     (c) any compromise, surrender, release, non-perfection or exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guarantee thereof;
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     (d) the commencement of any Insolvency or Liquidation Proceeding in respect of any Borrower or any Guarantor; or
     (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Borrower or any Guarantor in respect of the First Lien Obligations or of the Second Lien Agent or any Second Lien Lender or Second Lien Obligations in respect of this Agreement other than a defense of performance in full, or payment in full in cash, of the First Lien Obligations.
     SECTION 7.5. Certain Notices.
     (a) Promptly upon the satisfaction of the conditions set forth in clauses (i), (ii), (iii), and (iv) of the definition of Discharge of First Lien Obligations, the First Lien Agent shall deliver the notice contemplated by clause (v) of said definition.
     (b) Promptly upon (or as soon as practicable following) the commencement by the First Lien Agent of any enforcement action with respect to any Common Collateral (including by way of a public or private sale of Collateral), the First Lien Agent shall notify the Second Lien Agent of such action; provided that the failure to give any such notice shall not result in any liability of the First Lien Agent hereunder or in the modification, alteration, impairment, or waiver of the rights of any party hereunder.
ARTICLE VIII
MISCELLANEOUS
     SECTION 8.1. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Documents or the Second Lien Documents regarding solely the relative rights and obligations between the First Lien Agent and the First Lien Lenders on the one hand and the Second Lien Agent and the Second Lien Lenders on the other, respectively, the provisions of this Agreement shall govern.
     SECTION 8.2. Waiver of Consequential Damages. No party shall be liable for any special, indirect, consequential or punitive damages in connection with this Agreement regardless of whether such damages were contemplated and regardless of the form of action.
     SECTION 8.3. Continuing Nature of this Agreement. This Agreement shall continue to be effective notwithstanding the Discharge of the First Lien Obligations. This is a continuing agreement of lien priorities and the First Lien Lenders may continue, at any time and without notice to the Second Lien Agent or any Second Lien Lender, to extend credit and other financial accommodations and lend monies to or for the benefit of the First Lien Borrower and First Lien Guarantors constituting First Lien Obligations on the faith hereof. The Second Lien Agent, on behalf of itself and the Second Lien Lenders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.
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     SECTION 8.4. Amendments; Waivers. No amendment to or waiver of any provision of this Agreement, nor consent to any departure by any Person from its obligations under this Agreement, shall in any event be effective unless the same shall be in writing and signed by the First Lien Agent and the Second Lien Agent, each acting upon the direction of the First Lien Lenders or Second Lien Lenders as set forth in the applicable Credit Agreement. Each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Neither any Borrower nor any Guarantor shall have any right to amend, modify or waive any provision of this Agreement without the consent of the Second Lien Agent then party hereto or the First Lien Agent then party hereto, as applicable, nor shall any consent or signed writing be required of any of them to effect any amendment, modification or waiver of any provision of this Agreement, except that no amendment, modification or waiver affecting any obligation or right of any Borrower or any Guarantor hereunder shall be made without the written consent of the applicable Borrower. The First Lien Agent shall give prompt notice to the First Lien Borrower of each amendment, modification or waiver hereunder that does not require the consent of the First Lien Borrower, but the failure to give such notice shall not affect the validity of each such amendment, modification or waiver.
     SECTION 8.5. Information Concerning Financial Condition of the Borrowers, Guarantors and their Subsidiaries.
     (a) The First Lien Lenders, on the one hand, and the Second Lien Lenders, on the other hand, shall each be responsible for keeping themselves informed of (i) the financial condition of the Borrowers, Guarantors and their Subsidiaries and all endorsers and/or guarantors of the Second Lien Obligations or the First Lien Obligations and (ii) all other circumstances bearing upon the risk of nonpayment of the Second Lien Obligations or the First Lien Obligations. The First Lien Agent and the First Lien Lenders shall have no duty to advise the Second Lien Agent or any Second Lien Lender of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First Lien Agent or any of the First Lien Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Second Lien Agent or any Second Lien Lender, it or they shall be under no obligation (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential.
     (b) The Second Lien Agent and the Second Lien Lenders shall have no duty to advise the First Lien Agent or any First Lien Lender of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Second Lien Agent or any of the Second Lien Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the First Lien Agent or any First Lien Lender, it or they shall be under no obligation (i) to provide any additional information or to provide any such information on any subsequent occasion, (ii) to undertake any investigation or (iii) to disclose any
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information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential.
     SECTION 8.6. Subrogation. The Second Lien Agent, on behalf of itself and the Second Lien Lenders, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the date upon which the Discharge of First Lien Obligations shall have occurred.
     SECTION 8.7. Application of Payments. As between the First Lien Lenders and the Second Lien Lenders, all payments received by the First Lien Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations as the First Lien Lenders, in their sole discretion, deem appropriate.
     SECTION 8.8. Consent to Jurisdiction; Waivers.
     (a) ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO IN CONNECTION HEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 8.9. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.
     (b) EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO IN CONNECTION HEREWITH. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED
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FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES HERETO ENTERING INTO THIS AGREEMENT.
     SECTION 8.9. Notices; Time. All notices and other communications provided under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted, if to the Borrowers, the First Lien Agent, the Second Lien Agent or the Control Agent at its address or facsimile number set forth on Schedule I hereto or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received. Any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter. Except as set forth below, electronic mail and Internet and intranet websites may be used only to distribute routine communications among the parties and for the distribution and execution of documentation for execution by the parties thereto, and may not be used for any other purpose. Notwithstanding the foregoing, the parties hereto agree that delivery of an executed counterpart of a signature page to this Agreement by facsimile (or other electronic) transmission shall be effective as delivery of an original executed counterpart of this Agreement. Unless otherwise indicated, all references herein to the time of a day shall refer to New York time.
     SECTION 8.10. Further Assurances. The Second Lien Agent, on behalf of itself and the Second Lien Lenders, agrees that each of them shall take such further action and shall execute and deliver to the First Lien Agent and the First Lien Lenders such additional documents and instruments (in recordable form, if requested) as the First Lien Agent or the First Lien Lenders may reasonably determine to be required or appropriate to effectuate the terms of and the lien priorities contemplated by this Agreement; provided that any reasonable and documented out-of-pocket costs and expenses incurred by the Second Lien Agent in connection therewith shall be reimbursable by the Second Lien Borrower or the Second Lien Guarantors to the extent provided under the Second Lien Documents.
     SECTION 8.11. Governing Law. THIS AGREEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
     SECTION 8.12. Binding on Successors and Assigns.
     (a) This Agreement shall be binding upon the First Lien Agent, the First Lien Lenders, the Second Lien Agent, the Second Lien Lenders and their respective permitted successors and assigns.
     (b) Upon a Person becoming the First Lien Agent as described in the definition of “First Lien Agent” hereunder (other than the First Lien Agent referred to in the recitals hereto), such new First Lien Agent shall automatically become the First Lien Agent hereunder with all the rights and powers of such party hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto.
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     (c) Upon a successor administrative agent, collateral agent or trustee becoming the Second Lien Agent under the Second Lien Financing Agreement or any Second Lien Document, such successor automatically shall become the Second Lien Agent hereunder with all the rights and powers of the Second Lien Agent hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto.
     SECTION 8.13. Specific Performance. The First Lien Agent may demand specific performance of this Agreement. The Second Lien Agent, on behalf of itself and the Second Lien Lenders hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First Lien Agent.
     SECTION 8.14. Section Titles; Time Periods. The various headings contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof. In the computation of time periods, unless otherwise specified, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding” and the word “through” means “to and including”.
     SECTION 8.15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.
     SECTION 8.16. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.
     SECTION 8.17. No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of the First Lien Agent and the First Lien Lenders and their respective successors (including as a result of a refinancing) and assigns and, to the extent applicable, the Borrowers, the Guarantors, the Second Lien Agent and the Second Lien Lenders and their respective permitted successors (including as a result of a refinancing) and assigns. No other Person, shall have or be entitled to assert rights or benefits hereunder.
     SECTION 8.18. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to any Borrower or any Guarantor shall include such Borrower or such Guarantor as debtor and debtor-in-possession and any receiver or trustee for such Borrower or such Guarantor (as the case may be) in any Insolvency or Liquidation Proceeding.
     SECTION 8.19. Rights of Agents. (a) The rights, protections, privileges and immunities, without duplication, including rights of indemnification, compensation and reimbursement, of the First Lien Agent, the Second Lien Agent and the Control Agent, shall be the same as those applicable to the First Lien Agent under the Pledge and Security Agreement, dated as of September 5, 2006, among the First Lien Borrower, the Guarantors named therein and the First Lien Agent, and such provisions are hereby incorporated herein as if specifically set forth herein.
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     (b) The parties hereto agree that whenever this Agreement requires or otherwise makes reference to the consent, discretion, agreement, approval, judgment, or any other similar term contemplating an act, or omission to act, by the First Lien Agent, the Second Lien Agent or the Control Agent, such Agents will only so act, or omit to act, upon the specific written direction of the First Lien Required Lenders, the First Lien Administrative Agent, the Second Lien Required Lenders or the Second Lien Administrative, as the case may be, and in the absence of such direction, such Agents shall have no liability whatsoever for their failure to act.
     (c) The provisions of this Section 8.19 shall survive the termination of this Agreement.
(Signature Pages Follow)
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
CITIBANK, N.A., as First Lien Agent
388 Greenwich Street
14th Floor
New York, New York 10013
Attn: Agency & Trust
Fax: (212) 657-2762

By:
Name:
Title:
CITIBANK, N.A., as Second Lien Agent
388 Greenwich Street
14th Floor
New York, New York 10013
Attn: Agency & Trust
Fax: (212) 657-2762

By:
Name:
Title:
CITIBANK, N.A., as Control Agent
388 Greenwich Street
14th Floor
New York, New York 10013
Attn: Agency & Trust
Fax: (212) 657-2762

By:
Name:
Title:
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HANESBRANDS INC., as the First Lien
Borrower and a Second Lien Guarantor

By:
Name:
Title:
HBI BRANDED APPAREL LIMITED, INC.,
as the Second Lien Borrower and a First
Lien Guarantor

By:
Name:
Title:
Guarantors:
HANESBRANDS DIRECT, LLC

By:
Name:
Title:
UPEL, INC.

By:
Name:
Title:
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CARIBETEX, INC.

By:
Name:
Title:
SEAMLESS TEXTILES, LLC

By:
Name:
Title:
BA INTERNATIONAL, L.L.C.

By:
Name:
Title:
HBI INTERNATIONAL, LLC

By:
Name:
Title:
HBI BRANDED APPAREL ENTERPRISES, LLC

By:
Name:
Title:
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CASA INTERNATIONAL, LLC

By:
Name:
Title:
UPCR, INC.

By:
Name:
Title:
HBI SOURCING, LLC

By:
Name:
Title:
HBI PLAYTEX BATH LLC

By:
Name:
Title:
CEIBENA DEL, INC.

By:
Name:
Title:
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NT INVESTMENT COMPANY, INC.

By:
Name:
Title:
HANESBRANDS DISTRIBUTION, INC.

By:
Name:
Title:
CARIBESOCK, INC.

By:
Name:
Title:
NATIONAL TEXTILES, L.L.C.

By:
Name:
Title:
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HANES PUERTO RICO, INC.

By:
Name:
Title:
PLAYTEX INDUSTRIES, INC.

By:
Name:
Title:
INNER SELF LLC

By:
Name:
Title:
PLAYTEX DORADO, LLC

By:
Name:
Title:
HANES MENSWEAR, LLC

By:
Name:
Title:
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SCHEDULE I
Notice Information (Pursuant to Section 8.9)
NOTICE ADDRESS FOR THE BORROWERS:
Hanesbrands Inc./ HBI Branded Apparel Limited, Inc.
1000 East Hanes Mill Rd
Winston Salem, NC 27105
Attn: General Counsel
NOTICE ADDRESS FOR ADMINISTRATIVE AGENT:
Citicorp USA, Inc.
2 Penns Way
Suite 100
New Castle, De 19720
Attention: Carin Seals
Fax: (302) 894-6076
Phone: (212) 994-0967
E-mail: carin.seals@citigroup.com
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EXHIBIT I
CLOSING DATE CERTIFICATE
HBI BRANDED APPAREL LIMITED, INC.
September 5, 2006
     This certificate is delivered pursuant to Section 5.2 of the Second Lien Credit Agreement, dated as of September 5, 2006 (the “Credit Agreement”), among HBI Branded Apparel Limited, Inc., a Delaware corporation (the “Borrower”), Hanesbrands Inc. (the “Company”), the Lenders, HSBC Bank USA, National Association, LaSalle Bank National Association and Barclays Bank PLC, as the Co-Documentation Agents, Merrill Lynch Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Co-Syndication Agents, Citicorp USA, Inc., as the Administrative Agent, Citibank, N.A., as the Collateral Agent, and Merrill Lynch Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the joint lead arrangers and joint bookrunners (in such capacities, the “Lead Arrangers”). Capitalized terms used herein that are defined in the Credit Agreement, unless otherwise defined herein, have the meanings provided (or incorporated by reference) in the Credit Agreement.
     Each of the undersigned Authorized Officers, in each case, solely in such capacity and not as an individual, hereby certifies, represents and warrants that, as of the Closing Date:
     1. Consummation of Transactions. (a) All actions necessary to consummate the Transaction (other than the entering into of the Senior Note Documents and the issuance of the Senior Notes) have been taken in accordance in all material respects with all applicable law and in accordance with the terms of each applicable Transaction Document, without amendment or waiver of any material provision thereof, unless approved by the Lead Arrangers in their reasonable discretion.
     (b) Attached hereto as Annex I are true and correct copies of the material First Lien Loan Documents which are in full force and effect and pursuant to which the Company will incur $[___]1 of credit extensions thereunder on the Closing Date.
     (c) Attached hereto as Annex II are true and correct copies of the material Bridge Loan Documents which are in full force and effect and pursuant to which the Company will borrow $500,000,000 in loans thereunder on the Closing Date.
     2. Litigation, etc. There exists no action, suit, investigation, litigation or proceeding pending or threatened in writing in any court or before any arbitrator or governmental or regulatory agency or authority that could reasonably be expected to have a Material Adverse Effect.
     3. Approval. All material and necessary governmental and third party consents and approvals have been obtained (without the imposition of any material and adverse conditions that

[1]	To be confirmed.
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are not reasonably acceptable to the Lenders) and remain in effect and all applicable waiting periods have expired without any material and adverse action being taken by any competent authority.
     4. Debt Ratings. The Company has obtained a senior secured debt rating (of any level) in respect of the Loans from each of S&P and Moody’s and such ratings (of any level) are in effect as of the date hereof.
     5. Form 10. The financial information concerning the Branded Apparel Business, the Borrower and the Company and its Subsidiaries contained in the Company’s Form 10 filed with the Securities and Exchange Commission in connection with the Spin-Off, including all amendments and modifications thereto, is consistent in all material respects with the information previously provided to the Lead Arrangers and the Lenders.
6.	Compliance with Warranties, No Default, etc. The following statements are true and correct as of the date hereof (after giving effect to the making of the Loans):
     (a) the representations and warranties set forth in each Loan Document are, in each case, true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and
     (b) no Default has occurred and is continuing.
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     IN WITNESS WHEREOF, the undersigned have caused this Closing Date Certificate to be executed and delivered, and the certification, representations and warranties contained herein, by their respective Authorized Officer, in each case, are made solely in such capacity and not as an individual, as of the date first written above.

HBI BRANDED APPAREL LIMITED, INC.
By:
Name:
Title:

HANESBRANDS INC.
By:
Name:
Title:

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Annex I
Material First Lien Loan Documents
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Annex II
Material Bridge Loan Documents
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